UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6318

Consulting Group Capital Markets Funds

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: August 31,

Date of reporting period: August 31, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Consulting Group

Capital Markets Funds

Large Capitalization Value Equity Investments

Large Capitalization Growth Investments

Small Capitalization Value Equity Investments

Small Capitalization Growth Investments

International Equity Investments

Emerging Markets Equity Investments

Government Money Investments

Core Fixed Income Investments

High Yield Investments

Municipal Bond Investments

International Fixed Income Investments

Annual Report August 31, 2006

NOT  FDIC  INSURED  •  NO  BANK  GUARANTEE  •  MAY  LOSE  VALUE

Consulting Group

Capital Markets Funds

DEAR SHAREHOLDER,

The fiscal year for the Consulting Group Capital Markets Funds (“Fund”) ended August 31, 2006, with International Equity Investments and Emerging Markets Equity Investments returning the strongest performance among the Fund’s equity portfolios. U.S. equity returns favored value over growth during this period. High Yield Investments generated the highest return within the fixed income portfolios.

The fundamental economic focus over the past fiscal year was on the divergence between the Federal Reserve Board’s (“Fed”)i policy to increase interest rates in order to prevent higher inflation and the economy’s ability to continue its growth despite these increases. Unpredictable energy prices, volatility in the Middle East and the end of the real estate boom also drove market psychology. These factors were among the reasons for the market’s daily and short-term swings. However, those factors are rarely solely responsible for determining why markets make longer-term movements.

Since the end of the equity bear market, prudent investors would have ideally been fully diversified across the stock and bond markets. Opportunities in U.S. small-cap stocks and international equities helped investors to make up some large losses in these areas from earlier in this decade. This diversified approach positioned investors to control market risks and to situate them well for new opportunities.

Equities outpaced fixed income investments, as global economic growth continued to generate above-average corporate profits. The two main drivers of equity price appreciation were the rate of change of the earnings-per-share stream and valuations. Earnings of companies comprising the Standard & Poor’s (“S&P”) 500 Indexii grew at double-digit rates during the year ended August 31, 2006. However, under the negative impact of rising interest rates, the price-to-earnings ratioiii fell during this period. The S&P 500 Index produced a total return for the period of 8.87%.

The value investing style enjoyed greater success across the market during the year ended August 31, 2006. Advantages to small and mid-size companies were not as evident during the period. Value indices led the overall market, as they provided greater downside protection in the sharp downturn from mid-May to mid-July 2006. During the year ended August 31, 2006, the Russell 1000 Value Indexiv increased 13.96%, and the Russell 2000 Value Indexv rose 12.72%. The Russell 2000 Growth Indexvi increased 6.00%, and the Russell 1000 Growth Indexvii gained only 3.68%.

Investors fared better in both the developed and emerging equity markets. A combination of relatively lower valuations, economic growth patterns, the recovery of the Japanese economy and markets, and the weakening U.S. dollar drove these returns. The MSCI EAFEviii Index (net of dividends) rose 24.28% during the year ended August 31, 2006. The MSCI Emerging Markets Indexix increased 30.58% during this period.

The Fed’s raising of its targeted Federal Funds ratex resulted in an increase in both short- and long-term rates. The three-month Treasury-Bill yield rose from 3.52% to 5.05%, and the 10-year Treasury-Note yield increased from 4.02% to 4.74% during the year ended August 31, 2006. As of the date of this letter, the Fed has thus far declined to further raise rates until it has a better sense of where inflation and the rate of economic growth are headed. The rising rate environment had a negative impact upon bond market returns. The Lehman Brothers (“LB”) U.S. Aggregate Indexxi rose 1.71% for the year ended August 31, 2006. The high yield market outperformed other fixed income markets and the LB High Yield Indexxii returned 5.50%.

I

The Consulting Group Capital Markets Funds

Core Fixed Income Investments returned 1.51% for the year ended August 31, 2006, as compared to the LB U.S. Aggregate Index return of 1.71% during that period. The portfolio’s subadvisers are Pacific Investment Management Company LLC (“PIMCO”), BlackRock Financial Management, Inc., and Western Asset Management Company (“WAMCO”).

High Yield Investments returned 3.80% for the year ended August 31, 2006, trailing the LB High Yield Index return of 5.50%. The portfolio’s subadvisers are WAMCO and Seix Advisors, the fixed income division of Trusco Capital Management Inc. (“Seix”). The portfolio has struggled compared to its benchmark index over the past several years as it has maintained a higher quality exposure than the benchmark. Following the portfolio’s fiscal year end, Penn Capital Management Company, Inc., replaced Seix as a subadviser to the portfolio.

International Fixed Income Investments returned –1.70%, trailing the Citigroup Non-U.S. World Government Hedged Indexxiii return of 2.55%. PIMCO is the portfolio’s subadviser. In January 2006, the portfolio switched from an unhedged to a hedged currency exposure. The new benchmark is the Citigroup Non-U.S. World Government Hedged Index. The unhedged version of the indexxiv returned 0.51% for the year ended August 31, 2006.

Municipal Bond Investments returned 2.26% for the year ended August 31, 2006, versus the LB Municipal Bond Indexxv return of 3.03%. McDonnell Investment Management, LLC replaced Smith Affiliated Capital Corporation as subadviser to the portfolio during October of 2005.

Large Capitalization Growth Investments returned 1.18% for the year ended August 31, 2006, versus the comparative return of 3.68% for its benchmark, the Russell 1000 Growth Index. At the onset of the fiscal year, the portfolio’s subadvisers were Westfield Capital Management Company (“Westfield”), TCW Investment Management Company (“TCW”), and Sands Capital Management, LLC (“Sands”). Delaware Management Company replaced TCW during August of 2006. Wells Capital Management replaced Sands following the portfolio’s fiscal year end. TCW was terminated following a reduction in its rating by the Consulting Group’s Research Department. Sands resigned as subadviser to the portfolio. The portfolio struggled against its benchmark due to its overweighted position in technology issues. This overweight hurt the portfolio as that sector was the overall market’s weakest sector during the year ended August 31, 2006.

Large Capitalization Value Equity Investments rose 12.82% for the year ended August 31, 2006, as compared to the return of 13.96% of its benchmark, the Russell 1000 Value Index. The portfolio’s subadvisers are Cambiar Investors, LLC, AllianceBernstein LP and NFJ Investment Group. The portfolio’s relative underperformance against its benchmark principally resulted from the subadvisers taking positions in stocks that declined during this period, as well as in stocks that were formerly considered growth stocks. Most of the positions that lagged the market were in the Healthcare, Consumer, and Technology sectors.

Small Capitalization Growth Investments returned 6.31% for the year ended August 31, 2006, ahead of the 6.00% return of its benchmark, the Russell 2000 Growth Index. The portfolio’s subadvisers are Wall Street Associates and Westfield. The portfolio added value during what proved to be a very volatile period for the market’s small-cap growth segment. Value added came through successful stock selections in a combination of the Energy and Health Care sectors.

Small Capitalization Value Equity Investments gained 11.73% for the year ended August 31, 2006, trailing the 12.72% return of its benchmark, the Russell 2000 Value Index. The portfolio’s subadvisers are NFJ Investment Group, Delaware Management Company, and Rutabaga Capital Management LLC. The fund struggled against its benchmark during calendar year 2006 to date, but retains a superior three-year record against the benchmark, a period during which small-cap value investing led the U.S. market.

International Equity Investments returned 23.55% for the year ended August 31, 2006, less than the 24.28% return of its benchmark, the MSCI EAFE-Capitalization Weighted Index (net of dividends). The portfolio’s subadvisers are Philadelphia International Advisors LP, Brandywine Global Investment Management, LLC (“Brandywine”), and William Blair & Company, LLC (“William Blair”). The portfolio had benefited from smaller and mid-size

II

companies that are a part of the William Blair growth oriented philosophy and Brandywine’s value-oriented approach. As with the domestic equity downturn in mid-2006, international small and mid-size companies were more negatively impacted than the larger companies in the benchmark.

Emerging Markets Equity Investments gained 30.10% for the year ended August 31, 2006. Its benchmark, the MSCI Emerging Markets Index, rose 30.58% during this period. The portfolio’s subadvisers are Newgate Capital Management LLC and SSgA Funds Management, Inc. Emerging markets have benefited from strong economic growth and the recent global focus on commodity-oriented companies, which comprise a major portion of the emerging market benchmark.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s former manager, Smith Barney Fund Management LLC (“SBFM”), and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that SBFM and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations. Important information concerning the Fund and its former manager and affiliates with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

We thank you for your continued support of the Consulting Group Capital Markets Funds. For additional information regarding the portfolios and the asset allocation advice that guides portfolio construction, we urge you to discuss these issues with your Financial Advisor.

Sincerely,

R. Jay Gerken, CFA Chairman and Chief Executive Officer

October 10, 2006

The performance shown represents past performance. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The portfolios are only available to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.50%. The performance data shown does not reflect this fee, which would reduce returns.

III

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

RISKS: Certain of the portfolios may invest in derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. Investments in small or medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Certain of the portfolios may invest in high yield bonds, which involve greater credit and liquidity risks than investment grade bonds.

[i]	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
ii	The S&P 500® Index is a market capitalization-weighted index of 500 widely-held common stocks. Standard & Poor’s 500 and S&P 500® are registered trademarks of the McGraw-Hill Companies, Inc.
iii	A price to earnings ratio is used to measure how inexpensive or expensive share prices are. The price to earnings ratio is obtained by dividing the price per share by the earnings per share.
iv	The Russell 1000® Value Index is a capitalization weighted total return index which is comprised of 1,000 of the largest capitalized U.S.-domiciled companies with greater than average value orientation whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ. Russell 1000® Index is a registered trademark of the Frank Russell Company.
[v]	The Russell 2000® Value Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S.-domiciled companies with less-than-average growth orientation whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ.
vi	The Russell 2000® Growth Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S.-domiciled companies with greater-than-average growth orientation whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ. Russell 2000® Index is a registered trademark of the Frank Russell Company.
vii	The Russell 1000® Growth Index is a capitalization weighted total return index which is comprised of 1,000 of the largest capitalized U.S.-domiciled companies with greater-than-average growth orientation whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ.
viii	The MSCI EAFE® — Capitalization Weighted Index is a composite portfolio or equity total returns for the countries of Australia, New Zealand and countries in Europe and the Far East, weighted based on each country’s market capitalization. MSCI EAFE® — Capitalization Weighted Index is a registered trademark of Morgan Stanley Capital International Inc.
ix	The MSCI Emerging Markets Index is an index comprised of thirteen emerging markets open to direct foreign participation.
[x]	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
xi	The Lehman Brothers U.S. Aggregate Index is composed of the Lehman Brothers Intermediate Government/Credit Bond Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Lehman Brothers U.S. Aggregate Index is a trademark of Lehman Brothers Inc.
xii	The Lehman Brothers High Yield Index is composed of fixed rate, publicly issued, non-investment grade debt registered with the SEC. All bonds must be dollar-denominated, non-convertible and have at least one year remaining to maturity as well as an outstanding par value of $100 million.
xiii	The Citigroup Non-U.S. World Government Bond Index-Hedged is a market capitalization weighted index that is designed to represent the hedged performance of the government bond markets in thirteen developed countries, excluding the U.S.
xiv	The Citigroup Non-U.S. World Government Bond Index-Unhedged is a market capitalization weighted index that is designed to represent the unhedged performance of the government bond markets in thirteen developed countries, excluding the U.S.
xv	The Lehman Brothers Municipal Bond Index is a weighted composite which is comprised of more than 15,000 bonds issued within the last five years, having a minimum credit rating of at least Baa and maturity of at least two years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons.

IV

Performance of the Consulting Group Capital Markets Funds For the Year Ended August 31, 2006†* (unaudited)

Large Capitalization Value Equity Investments	12.82%
Russell 1000® Value Index (1)	13.96

Large Capitalization Growth Investments	1.18
Russell 1000® Growth Index (2)	3.68

Small Capitalization Value Equity Investments	11.73
Russell 2000® Value Index (3)	12.72

Small Capitalization Growth Investments	6.31
Russell 2000® Growth Index (4)	6.00

International Equity Investments	23.55
MSCI EAFE® — Capitalization Weighted Index (5)	24.28

Emerging Markets Equity Investments	30.10
MSCI Emerging Markets Index (6)	30.58

Government Money Investments	4.03
90-day Treasury Bill	4.27

Core Fixed Income Investments	1.51
Lehman Brothers U.S. Aggregate Index (7)	1.71
Lehman Brothers Intermediate Government/Credit Bond Index (8)	1.87

High Yield Investments	3.80
Lehman Brothers High Yield Index (9)	5.50

Municipal Bond Investments	2.26
Lehman Brothers Municipal Bond Index (10)	3.03

International Fixed Income Investments	(1.70)
Citigroup Non-U.S. World Government Bond Index — Unhedged (11)	0.51
Citigroup Non-U.S. World Government Bond Index — Hedged (11)	2.55

See pages 22 through 24 for all footnotes.

V

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Large Capitalization Value Equity Investments

ABOUT THE SUBADVISERS

•	Cambiar Investors LLC (“CI”)

CI utilizes a bottom-up process that seeks to identify companies that are attractively priced, demonstrate positive developments not yet recognized by the market and offer significant appreciation potential within a one to two-year time frame.

•	NFJ Investment Group (“NFJ”)

The NFJ Investment process initially screens for positive fundamentals by applying a screen over a universe of approximately 800 stocks to identify companies with positive fundamental characteristics. After the screen, the next step involves conducting in-depth research and analysis by reviewing each of the remaining 150-200 possible investments for a low price-to-earnings multiple, a high dividend yield, positive prospective earnings and quality operations. As part of the portfolio construction process, industry concentration is mitigated by avoiding overexposure to any one sector by restricting the number of stocks held in a single industry. Generally the portfolio holds 40 to 50 companies. The process involves regularly monitoring the portfolio and universe for buy and sell candidates. The research process is continually repeated to identify new buy and sell candidates. The sell discipline is an important part of the process. A stock is sold when an alternative stock with equally strong fundamentals demonstrates a substantially lower price-to-earnings ratio, and/or a substantially higher dividend yield.

For the period of September 1, 2005 through August 31, 2006, the subadvisers for the portfolio were CI, NFJ, and AllianceBernstein. At a board meeting held on September 26, 2005, the Consulting Group recommended and the Board of Trustees approved, the termination of Chartwell Investment Partners (“Chartwell”) as a subadviser to the portfolio. Chartwell was terminated on September 30, 2005.

For the CI portion, the Financials sector was the key driver of performance, contributing 6.3% (the country’s largest banks and brokers, and some of the largest constituents within the index, posted solid double digit returns for the period). Energy was the second largest index driver at 1.6%, as the commodity hovered near all time highs much of the past twelve months. Consumer Staples was the next largest contributor, adding 1.3%, primarily due to one security accounting for a quarter of the performance. In all, the performance of the index was strong, but rather narrow as the top 15 names (primarily financials) contributed nearly 50% of the index’s performance. While market leadership remains unclear, a less polarized market should offer better performance as we move away from commodity driven and asset-intensive outperformance that has taken place the past three years.

For the NFJ portion, returns were positive in nine out of ten economic sectors. The bulk of the excess return was attributed to stock selection. Stock selection in the Health Care, Consumer Discretionary, Energy and Financial Services sectors was particularly strong. Stock selection was weak in the Industrial and Materials sectors.

The AllianceBernstein portion benefited from both an overweight to, and stock selection in the Consumer Growth sector, which included pharmaceutical and media stocks. Also contributing to returns were railroad holdings, helped by strong revenue improvement driven by increased cargo rates and shipments of consumer goods and commodities. Detracting from returns was an overweight to, and stock selection in the Technology sector, and stock selection in the Utilities sector.

•	AllianceBernstein L.P. (“AllianceBernstein”)

Seeks to exploit undervalued securities and the opportunities these create. The screening process begins by searching for undervalued securities within a universe of stocks comprising the S&P 500 Index and 150 additional large/mid-cap stocks not contained in the S&P 500 Index. Quantitative ranks in quintiles are then applied based on a stock’s expected return and risk considerations. AllianceBernstein also takes into consideration earnings estimate revisions and relative price trend determinations in attempting to avoid the classic value trap of buying too early.

The following graph depicts the performance of the Large Capitalization Value Equity Investments vs. the Russell 1000 Value Index1 and the Lipper Large-Cap Value Funds Average.12

The performance shown above represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS (unaudited)

Average Annual Total Returns for the Period Ended August 31, 2006†

	Without TRAK Fee	With TRAK Fee*
Since inception (11/18/91)	9.75%	8.11%
10 year	9.28	7.65
5 year	6.27	4.69
3 year	13.93	12.23
1 year	12.82	11.14

See pages 22 through 24 for all footnotes.

RISKS: The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on performance. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small and medium-capitalizations companies may involve a higher degree of risk and volatility than investments in larger, more established companies.

Large Capitalization

Growth Investments

ABOUT THE SUBADVISERS

•	Delaware Management Company (“DMC”)

DMC invests primarily in common stocks of large capitalization growth-oriented companies that DMC believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Using a bottom up approach, DMC seeks to select securities of companies that it believes have attractive end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. DMC also considers a company’s operational efficiencies, management’s plans for capital allocation and the company’s shareholder orientation. DMC currently defines large capitalization companies as those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies in the Russell 1000® Growth Index. While the market capitalization of companies in the Russell 1000® Growth Index ranged from approximately $1.2 billion to $406 billion as of September 30, 2006, DMC will normally invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase.

•	Wells Capital Management Inc. (“Wells Capital”)

Wells Capital employs both proprietary screens and intensive grassroots research in order to identify high growth companies expected to outperform their peers. Their investment philosophy is firmly rooted in the belief that successful investing is the result of focusing on companies with favorable underlying fundamentals, strong growth potential and solid management teams. Security selection is based on fundamental research. This research process works to “surround” an investment by focusing on the company’s financials and verifying fundamentals with the management team, mid-level employees, customers, competitors, suppliers and/or distributors.

For the period of September 1, 2005 through August 31, 2006 the subadvisers for the portfolio were TCW Investment Management Company (“TCW”), Sands Capital Management, LLC (“Sands”), Westfield and, for part of August 2006, DMC. In August 2006, Consulting Group recommended and the Board of Trustees approved hiring DMC as an additional subadviser to the portfolio. It started managing a portion of the portfolio on August 21, 2006. At a board meeting on September 25, 2006, the Consulting Group recommended and the Board of Trustees approved, the hiring of Wells Capital as an additional subadviser. Wells Capital began managing a portion of the portfolio on October 12, 2006.

The Sands portion of the portfolio underperformed the Russell 1000 Growth Index during the one-year period ending August 31, 2006 primarily due to the negative effects from the portfolio’s specific security selections and style factor exposure, and to a lesser degree, the portfolio’s sector allocations. Return associated with security specific factors was the primary source of relative underperformance during the period. Overweights in some portfolio holdings in the Technology, Healthcare, Consumer Discretionary, and Financial sectors were among the most significant detractors from relative performance. With few exceptions, companies with above average growth rates and above average P/E multiples have lagged broad market indices. Style factors were also a significant detractor from relative performance, as large cap growth lagged value, international, and small cap disciplines. To a lesser extent, the portfolio’s sector allocations, namely an overweight in Consumer Discretionary and an underweight in Energy, also detracted from relative performance. On October 5, 2006, Sands resigned as a subadviser.

The Westfield portion of the portfolio outperformed the benchmark for the twelve months ended August 31, 2006. During the year, the portfolio was overweight in the Energy, Materials and Health Care sectors. Strong stock selection with Healthcare, most notably in biotechnology, contributed to relative performance. The Westfield portion benefited from an overweight to the Materials sector, the best performing sector of the portfolio on an absolute basis. While exposure to the Energy sector has been reduced, an overweight to that sector contributed to relative outperformance, particularly in coal and consumable fuel. An underweight to Consumer Staples detracted from relative performance.

TCW faced a number of headwinds including the Federal Reserve’s on-going tightening campaign. In this environment, their large cap growth portfolio underperformed the Russell 1000 Growth Index as value stocks continued their dominance over growth stocks. Stock selection for the period was weak as a result of negative sentiment around several of their larger holdings. Consumer Discretionary, Information Technology and Financials were the most significant underperformers for the period, all areas in which TCW remained overweight. Smaller weightings in Health Care, Consumer Staples, Industrials and Energy rounded out the TCW allocation and provided overall net drag to the portfolio for the period. At the August 3, 2006 Board of Trustees meeting, Consulting Group recommended and the Board approved, the termination of TCW. TCW was terminated on September 14, 2006.

•	Westfield Capital Management Co., LLC (“Westfield”)

Uses an active management style and favors investing in earnings stocks given its conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. The sub-adviser believes that reasonably priced stocks with high earnings potential are best identified through in-depth, fundamental research.

The following graph depicts the performance of the Large Capitalization Growth Investments vs. the Russell 1000 Growth Index2 and the Lipper Large-Cap Growth Funds Average.13

The performance shown above represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LARGE CAPITALIZATION GROWTH INVESTMENTS (unaudited)

Average Annual Total Returns for the Period Ended August 31, 2006†

	Without TRAK Fee	With TRAK Fee*
Since inception (11/18/91)	7.97%	6.36%
10 year	6.05	4.47
5 year	2.58	1.05
3 year	7.46	5.86
1 year	1.18	(0.33)

See pages 22 through 24 for all footnotes.

RISKS: The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on performance. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small and medium-capitalizations companies may involve a higher degree of risk and volatility than investments in larger, more established companies.

Small Capitalization Value Equity Investments

ABOUT THE SUBADVISERS

•	Rutabaga Capital Management LLC (“RCM”)

Focuses exclusively on micro and small capitalization stocks and looks to unearth uncommon or currently unfavored stocks. The firm’s analysts employ extensive bottom-up fundamental research to identify high quality companies with catalysts to increase margins and intrinsic value but are neglected or misperceived by the market.

•	NFJ Investment Group (“NFJ”)

An active management style that invests in a diversified portfolio of small capitalization common stocks that it believes are undervalued in the marketplace generally and within their respective industries. The subadviser also considers valuation factors such as price-to-book, price-to-cash flow, dividend policy and industry outlook in selecting stocks for investment.

•	Delaware Management Company (“DMC”)

DMC believes that markets can misprice securities. DMC seeks to exploit this inefficiency on a consistent basis through active, research-based management. DMC identifies companies with market capitalizations typically less than $2 billion at the time of purchase whose values it believes are not currently recognized in the market. To do so, DMC considers a variety of factors, including, the financial strength of a company, its management, the prospects for its industry and any anticipated changes within the company that might suggest a more favorable outlook going forward. DMC’s focus is on value stocks whose prices are historically low on a given financial measure, such as profits, book value or cash flow.

For the period of September 1, 2005 through August 31, 2006 the subadvisers for the portfolio were NFJ, RCM and DMC.

For the NFJ portion, positive excess returns can mainly be attributed to favorable issue selection within the Materials sector where three gold mining companies performed exceptionally well as gold prices rose from $438/oz to $634/oz over the period. Other positions supporting infrastructure development also performed well within the Materials sector. Positive issue selection was significant in the Consumer Discretionary and Energy sectors as well, and to a lesser degree in the Utilities sector. Other highlights included eight holdings that received tender offers (two of which were utilities). Sector weighting strategy was also positive mainly due to an underweighting in an underperforming Consumer Discretionary sector and an overweighting in an outperforming Materials sector. Stock selection within the Financial sector was unfavorable (as one insurance position declined significantly). This sector has consistently accounted for over 30% of the benchmark weighting over the years, while the portfolio has consistently maintained sector weightings with broader diversification and less concentration. To a lesser degree, stock selection within the Industrial sector also hindered performance. Underweighting in the technology related Telecomm Services sector and the Information Technology sector were negatives.

The RCM portion of the portfolio benefited from an overweight in the Materials & Processing sector, one of the better performing sectors in the Russell 2000 Index, but RCM was also hampered by weak stock performance in the Automotive and Consumer Discretionary sectors, two of the weaker sectors in the index. As a result, RCM’s portion of the portfolio trailed the Russell 2000 Value Index for the fiscal year, while performing roughly in line with the Russell 2000 Index. As the stock market continues to sort out the potential ramifications of a deflating housing bubble and high energy prices (albeit on the decline at present), the firm remains focused on identifying superior companies that are neglected and attractively valued and that possess internal catalysts to grow their earnings faster than investors’ expectations.

The DMC portion essentially performed in-line with the Russell 2000 Value Index that had a return of 12.7%. Financial Services, Technology and Consumer Services were the major positive contributors to this performance, while Capital Spending, Utilities and Consumer Staples were the sectors that were relatively weak versus the benchmark. On an overall basis, stock selection and group weightings provided modest contributions, while cash was a very modest negative for account returns.

The following graph depicts the performance of the Small Capitalization Value Equity Investments vs. the Russell 2000 Value Index3 and the Lipper Small Cap Value Funds Average.14

The performance shown above represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS (unaudited)

Average Annual Total Returns for Period Ended August 31, 2006†

	Without TRAK Fee	With TRAK Fee*
Since inception (11/18/91)	11.74%	10.08%
10 year	12.89	11.20
5 year	13.58	11.88
3 year	19.81	18.02
1 year	11.73	10.07

See pages 22 through 24 for all footnotes.

RISKS: The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on performance. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small and medium-capitalizations companies may involve a higher degree of risk and volatility than investments in larger, more established companies.

Small Capitalization

Growth Investments

ABOUT THE SUBADVISERS

•	Wall Street Associates (“WSA”)

Follows a bottom-up investment style. It looks for companies with superior earnings growth, strong balance sheets, attractive valuations and potentially positive earning surprises.

•	Westfield Capital Management Co., LLC (“Westfield”)

Favors investing in earnings growth stocks given their conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. Reasonably priced stocks of companies with high foreseen earnings potential are best identified through in-depth, fundamental research. It is their belief that the small cap portion of the market is under-researched, and therefore less efficient, than the large cap sector.

For the period of September 1, 2005 through August 31, 2006 the subadvisers for the portfolio were WSA and WCM.

The WSA portion outperformed the Russell 2000 Growth Index during the period, primarily due to stock selection within the Consumer Discretionary and Producer Durables sectors during the period. Although the portfolio was slightly underweight Consumer Discretionary stocks, reflecting the difficult environment for consumers, stock selection within this sector added significantly to overall portfolio returns. An overweight position in the Energy sector also benefited the portfolio during the period, as returns for this sector were generally strong. Investments within the Health Care sector reduced returns, partially due to stock selection, a slight overweight position and a difficult politically-charged environment ahead of the mid-term elections.

The Westfield portion was overweight the Energy, Health Care and Industrial sectors, and underweight Consumer Discretionary during the year. Average weightings over the year within Information Technology, Materials, Consumer Staples and Financials were basically in line with the benchmark. The Consumer Staples sector was the best performing sector on an absolute basis. The performance benefit of an overweight position and strong stock selection in Health Care was overshadowed by disappointments within Energy, most notably coal and consumable fuel. Stock selection in Information Technology also lowered returns — specifically semiconductors and internet software and services.

The following graph depicts the performance of the Small Capitalization Growth Investments vs. the Russell 2000 Growth Index4 and the Lipper Small Cap Growth Funds Average.15

The performance shown above represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SMALL CAPITALIZATION GROWTH INVESTMENTS (unaudited)

Average Annual Total Returns for Period Ended August 31, 2006†

	Without TRAK Fee	With TRAK Fee*
Since inception (11/18/91)	10.41%	8.76%
10 year	4.97	3.41
5 year	5.24	3.68
3 year	10.20	8.55
1 year	6.31	4.73

See pages 22 through 24 for all footnotes.

RISKS: The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on performance. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small and medium-capitalizations companies may involve a higher degree of risk and volatility than investments in larger, more established companies.

International Equity Investments

ABOUT THE SUBADVISERS

•	William Blair & Co., LLC (“WBC”)

WBC’s investment approach is focused on a conservative, long-term approach to growth investing. They seek companies with growth characteristics that include high benchmark revenue growth, EPS growth, DPS growth and consensus long-term growth estimates.

•	Philadelphia International Advisors, LP (“PIA”)

PIA utilizes a bottom-up approach to international investing. It selects stocks to buy and sell by evaluating a company’s growth outlook and market valuation based on traditional value characteristics, positive company-specific catalysts and other operating and financial conditions. It selects countries primarily by evaluating a country’s valuation ratios such as price-to-earnings and dividend yield, prospective economic growth, government policies and other factors.

•	Brandywine Global Investment Management (“Brandywine”)

With regard to stock selection, Brandywine employs a quantitative screen which takes into account country, industry and company valuation history. Brandywine seeks stocks whose performance has deviated from their historical mean and likely will revert to this historical mean.

For the period of September 1, 2005 through August 31, 2006 the subadvisers for the portfolio were PIA, WBC and Brandywine.

The PIA allocation remained ahead of the market. Some of the value and quality criteria employed in the selection of stocks lead PIA to buy stocks that are also attractive from an M&A standpoint. In this relatively short period, several of PIA’s holdings received acquisition offers at substantial premiums to where the stocks traded before the bids. Not surprisingly, from an attribution standpoint, security selection drove PIA’s performance in the quarter in countries that experienced takeover offers, as well as within the Japanese market. The portfolio’s underweight in the U.K. also bolstered relative returns versus the Index. On a sector basis, the attractive relative gains were again driven by security selection, particularly within Health Care and Industrials, as well as a favorable overweighting in Materials stocks.

For the WBC portion, primary performance drivers during the year included stock selection in Consumer Staples, Energy, Financials, Industrials, Telecommunication Services and Utilities. From a regional perspective, stock selection in Japan and the U.K. added value, as did the portfolio’s allocation to emerging markets, particularly in Latin America. The largest dectractor from relative results was the portfolio’s pro growth positioning within regions and sectors during the second quarter of 2006 when investors became wary about the prospects for global growth amidst increased political turmoil and concerns about increasing interest rates. As of August 31, the portfolio’s emerging markets weighting approximated 24% and its weighting in Canada approximated 8.5%. As a result, it was underweight in the remaining developed regions relative to the EAFE Index. From a sector perspective, the portfolio’s largest exposure was in Financials, although below the Index weighting of nearly 30%. The largest relative weightings within the portfolio were in Energy and IT at the expense of Materials, Industrials and Telecommunication Services. These regional and sector weightings are largely the result of the team’s bottom up, fundamental process focused on finding quality growth companies.

The Brandywine portion outperformed the MSCI EAFE-Capitalization Weighted Index by approximately 150 basis points. From a stock selection perspective, on a sector basis, stock selection was most positive in Financials, Materials and Industrials stocks, offset by Healthcare, Energy and Technology stocks. On a country basis, positive selections in the U.K., Korea, Japan and Australia were partially offset by selections in Germany, Singapore and the Netherlands. The portfolio also benefited from a modest overweight in Materials, an underweight in Energy and some exposure to the emerging markets.

The following graph depicts the performance of the International Equity Investments vs. the MSCI EAFE-Capitalization Weighted Index5 and the Lipper International Multi Cap Core Funds Average.16

The performance shown above represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL EQUITY INVESTMENTS (unaudited)

Average Annual Total Returns for Period Ended August 31, 2006†

	Without TRAK Fee	With TRAK Fee*
Since inception (11/18/91)	7.67%	6.07%
10 year	7.42	5.82
5 year	11.33	9.67
3 year	21.65	19.84
1 year	23.55	21.71

See pages 22 through 24 for all footnotes.

RISKS: The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on performance. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small and medium-capitalizations companies may involve a higher degree of risk and volatility than investments in larger, more established companies.

Emerging Markets

Equity Investments

ABOUT THE SUBADVISERS

•	SSgA Funds Management, Inc. (“SSgA”)

Uses quantitative analysis to identify countries and stocks which are undervalued relative to their growth rates. It employs an investment process that combines top-down country selection with bottom-up stock selection to determine an optimal country and security mix.

•	Newgate Capital Management LLC (“Newgate”)

Newgate seeks long-term growth of capital by utilizing a top-down value approach in identifying undervalued economic countries, regions and sectors. Newgate incorporates both geopolitical and macroeconomic factors into its investment strategy through fundamental quantitative analysis, investment experience and professional judgment.

For the period of September 1, 2005 through August 31, 2006 the subadvisers for the portfolio were SSgA and Newgate.

The SSgA portion of the portfolio benefited from numerous equity positions across the emerging regions over the twelve month period ending August 31, 2006. In 2006, emerging markets as a whole reminded investors of the volatility of the asset class and its susceptibility to changes in global risk appetite. In May, there was a sharp sell off where emerging markets were down 10 days in a row, but the markets corrected themselves and recovered some of their losses in June. Within Latin America, overweight positions in both Argentina and Brazil contributed to the portfolio’s performance. The SSgA portion also benefited from its overweight to Brazil, whose market returned 44% over the portfolio’s year. The portfolio’s Brazilian holdings returned 56%, reflecting superior stock selection, primarily in traditional large capitalization stocks. In the Europe, Middle East and Africa region, one of the big stories in 2006 has been in the Russian market, which rose 67.7%.

The Newgate portion was positioned in a barbell, over-allocated to both the Technology and Energy sectors. Such a barbell is counter-intuitive, since these sectors often move in opposite directions. However, this structure proved to be a benefit. Exposure to commodity related stocks, both Energy and Mining, provided positive contributions to performance. Technology stocks in the aggregate were neither a contributing nor a detracting factor to the portfolio relative to the Index, though they were beneficial on an absolute basis. Newgate’s allocation to Taiwan proved beneficial to the portfolio. Many of Newgate’s technology related stocks are located in Taiwan and had a positive effect on the portfolio during the year. Newgate also held positions in stocks tied to the local economy, and these also made a positive contribution to the portfolio. The Newgate allocation benefited through its avoidance of some of the more peripheral markets, many of which had strong performance in the first half of the year, only to give up this performance in the correction that began in May, 2006. These markets include the smaller ones in Eastern Europe and South America. Finally, the portfolio benefited by its exposure to Turkey, a market in which Newgate over-allocated its assets and then reduced exposure before that market saw significant losses.

The following graph depicts the performance of the Emerging Markets Equity Investments vs. the MSCI Emerging Markets Index6 and the Lipper Emerging Markets Funds Average.17

The performance shown above represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

‡	Gross returns used for MSCI Emerging Markets Index from 1997 to 1999. Net returns used for MSCI Emerging Markets Index from 2000 to 2006.

EMERGING MARKETS EQUITY INVESTMENTS (unaudited)

Average Annual Total Returns for Period Ended August 31, 2006†

	Without TRAK Fee	With TRAK Fee*
Since inception (4/20/94)	5.72%	4.15%
10 year	6.20	4.62
5 year	22.58	20.75
3 year	29.04	27.12
1 year	30.10	28.16

See pages 22 through 24 for all footnotes.

RISKS: The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on performance. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small and medium-capitalizations companies may involve a higher degree of risk and volatility than investments in larger, more established companies.

Government Money Investments

ABOUT THE SUBADVISER

•	Standish Mellon Asset Management LLC (“Standish”)

The Portfolio invests exclusively in U.S. Treasury securities and other U.S. government securities rated by a nationally recognized rating organization in the two highest short-term rating categories or, if unrated, of equivalent quality as determined by the sub-adviser. Individual securities must have remaining maturities of 397 days or less. Standish seeks to improve the Portfolio’s yield through actively managing sector allocations and the average maturity of the Portfolio. Standish monitors the spread relationships between U.S. Treasury and government agency issues, and purchases agencies when they provide a yield advantage. In addition, Standish will change the maturity structure modestly to reflect its outlook on interest rates.

For the period of September 1, 2005 through August 31, 2006 the subadviser for the portfolio was Standish.

Short-term interest rates rose steadily throughout the year ended August 31, 2006. The Federal Reserve tightened at every meeting until August 2006, raising the overnight rate 1.75% during the year, with it ultimately reaching 5.25%. Long-term interest rates also rose during the year, though to a lesser degree. The 10-year Treasury rate ended August 2006 at 4.72%, up only 71 basis points over the year.

The economy showed strong consistent growth during most of the year. Hurricane related weakness during the fall of 2005 translated later into strength as the rebuilding assisted the economy. Consumer and corporate spending, commercial building and employment also showed strength. Recent concerns over the residential housing market was the only point of economic weakness during the year. Fears of a housing recession caused an end-of-summer rally in the bond market.

Government Money Investments continues to invest in high quality short term instruments, as is mandated by its guidelines. The average maturity of the portfolio ranged between one to two months during the year. With a short average maturity, performance benefited by the increase in interest rates during the year. The portfolio returned 4.03% in the 1-year period vs. the 90-day Treasury Bill which returned 4.27%.

GOVERNMENT MONEY INVESTMENTS (unaudited)

Average Annual Total Returns for the Period Ended August 31, 2006†

	Without TRAK Fee	With TRAK Fee*
Since inception (11/18/91)	3.59%	2.05%
10 year	3.43	1.89
5 year	1.86	0.34
3 year	2.22	0.69
1 year	4.03	2.48

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

See pages 22 through 24 for all footnotes.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Portfolio.

Core Fixed

Income Investments

ABOUT THE SUBADVISERS

•	BlackRock Financial Management, Inc. (“BFM”)

Employs a relative value approach which entails portfolio duration within a narrow range and value added through sector and sub-sector rotation within the corporate and mortgage sectors. BFM evaluates securities within a risk management framework which consists of determining interest rate risk, yield curve risk, cash flow risk, credit risk and liquidity risk of securities.

•	Pacific Investment Management Co. (“PIMCO”)

Employs “top-down” and “bottom-up” investment techniques. It implements the following “top-down” strategies: duration and volatility analysis, sector evaluation and yield curve shape analysis. The subadviser also employs the following “bottom-up” strategies: credit analysis, quantitative research, issue selection and cost-effective trading.

•	Western Asset Management Co. (“WAMCO”)

Emphasizes three key strategies to enhance the Portfolio’s total return: (i) adjusting the allocation of the Portfolio among the key sectors of the fixed-income market depending on its forecast of relative values; (ii) tracking the duration of the overall Portfolio so that it falls within a narrow band relative to the benchmark index, with adjustment made to reflect its long-term outlook for interest rates; and (iii) purchasing under-valued securities in each of the key sectors of the bond market while keeping overall quality high.

For the period of September 1, 2005 through August 31, 2006 the subadvisers for the portfolio were BFM, PIMCO and WAMCO.

Throughout the period, the BFM portion maintained its short duration position. The portfolio’s defensive posture has been advantageous in this rising rate environment. The duration underweight was a positive contributor to performance as yields trended higher over the past fiscal year. The yield on the 5-year Treasury rose 86 basis points (bps) from 3.83% to 4.69%. The BFM portion maintained an underweight in mortgages during the period, which detracted from relative performance as the sector performed well during the period. The portfolio remained defensive on 30-year mortgage pass-throughs which have greater extension risk. The mortgage allocation is concentrated in 15-year fixed rate pass-through mortgages, floating rate securities and collateralized mortgage obligations (CMOs). The BFM allocation maintained an underweight in credit, with a bias toward short maturity issues. An overweight in Asset Backed Securities (ABS) contributed to the positive performance.

The PIMCO portion underperformed its benchmark due to an overweight to mortgage backed securities and coupon selection within the sector on falling implied volatility. Exposure to emerging market bonds on credit rating upgrades and improving economic fundamentals were a positive to performance. Pay fixed swap positions in Europe and Japan, as rates rose in these regions on central bank tightening, were a strategy taken during the year. Short duration asset backed bonds, which gained amid demand for their attractive yields and strong credit quality, were positive for performance. PIMCO’s municipal bond holdings benefited the portfolio, as these lower volatility assets typically outperform taxable bonds when rates are rising.

The various strategies within the WAMCO portion of the portfolio produced mixed but generally positive results during the period. A tactically overweight duration stance detracted from performance as interest rates rose a bit more than WAMCO had expected, and a modestly bulleted yield curve exposure suffered as the curve flattened. However, overweight exposure to lower quality corporate bonds benefited from tighter spreads, and overweight exposure to the mortgage-backed sector contributed positively to performance as low-volatility conditions helped the sector to outperform. Treasury Inflation-Protected Securities (“TIPS”) exposure also contributed to performance, thanks to an outsized inflation adjustment.

The following graph depicts the performance of the Core Fixed Income Investments vs. the Lehman Brothers U.S. Aggregate Index7 and the Lehman Brothers Intermediate Government/Credit Bond Index.8

The performance shown above represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CORE FIXED INCOME INVESTMENTS (unaudited)

Average Annual Total Returns for the Period Ended August 31, 2006†

	Without TRAK Fee	With TRAK Fee*
Since inception (11/18/91)	5.75%	4.17%
10 year	5.56	3.99
5 year	4.09	2.54
3 year	3.65	2.10
1 year	1.51	(0.00)

See pages 22 through 24 for all footnotes.

RISKS: The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on performance. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. The Portfolio may invest in high yield bonds, which involve greater credit and liquidity risks than investment grade bonds.

High Yield Investments

ABOUT THE SUBADVISERS

•	Penn Capital Management Co., Inc. (“Penn”)

Penn’s initial universe is well-defined and includes all domestic, corporate cash paying dollar denominated bond issues that have spread-to-treasury and yield characteristics that are consistent with or wider than the single-B credit tier. Penn’s investment team determines sectors/industries that may offer relative value based on its macro-economic outlook. The team will review and evaluate the economic cycle, business environment, industry/sector analysis and interest rates. Penn then scans this group for companies with spreads to treasury that are wider than comparable companies, industry averages and historical averages. The team analyzes the liquidity outlook of the company through qualitative research, including bank loan facility analysis, covenant review analysis and asset value analysis. After the high yield bond universe has been narrowed and potential relative value is identified, the team performs its qualitative research to confirm or justify the credit’s value. The team determines whether or not the credit is suitable for the portfolio given its impact on Penn’s current industry weightings and the diversification it brings to the basket of credits currently held within an industry.

•	Western Asset Management Co. (“WAMCO”)

Combines traditional analysis with innovative technology applied to all sectors of the market. WAMCO believes inefficiencies exist in the fixed-income market and attempts to add incremental value by exploiting these inefficiencies across all eligible market sectors. The key areas of focus are (i) sector and sub-sector allocation; (ii) issue selection; (iii) duration; and (iv) term structure.

For the period of September 1, 2005 through August 31, 2006 the subadvisers for the portfolio were WAMCO and Seix Advisors, the fixed income division of Trusco Capital Management, Inc. (“Seix”).

The WAMCO portion outperformed the portfolio’s primary benchmark, the Lehman Brothers High Yield Index by 82 basis points (bps). For the second year in a row the portfolio was positioned to incorporate WAMCO’s view that economic activity would exceed market expectations. This resulted in the portfolio being overweight lower rated issuers, which are generally disproportionately leveraged to economic improvement. The CCC rated category significantly outperformed for the period, generating a return of 8.29%. Issue selection on balance was positive. The portfolio was overweight outperforming industries such as Transportation (which returned 11.83%) and Wireline (which returned 9.80%), as well as underweight to underperforming industries such as Consumer Non-Cyclical (which returned 2.78%) and Media Non-Cable (which returned 4.75%).

The Seix portion lagged the return of the Lehman Brothers High Yield Index. While Treasuries, the highest quality securities, were under pressure, the riskiest sectors outperformed. CCC’s and BB/B rated bonds, yielding over 8%, outperformed despite cracks in other risky asset classes, such as emerging markets and small cap equities. After a difficult late 2005, GM and Ford recovered significantly this year. During the period, interest rates continued to rise as the Federal Reserve Board maintained a tight monetary policy. Longer term rates responded and yields increased across all maturities. Although High Yield is cushioned by more generous income, rising Treasury rates have affected returns. Autos have been the most volatile industry over the past year. Seix remains underweight in the sector. However, after being void GM and Ford, Seix established a position (2.3% of net portfolio assets as of 8/31) in GMAC starting in May. With GM’s deal to sell 51% of GMAC to Cerberus Capital, Seix concluded that the finance subsidiary would not be linked with GM in the case of a default. In addition, Seix was reassured that the deal would go through when the threat of a strike at Delphi, GM’s parts supplier, subsided. Similarly, Seix purchased Ford Motor Credit bonds after signals that Ford was moving toward separating the finance unit. It continues to be void the auto manufacturing parent companies because they do not pass the firm’s credit screens for a number of reasons, including negative free cash flow, inadequate management and unremarkable product lines compared to their competitors.

At a board meeting on September 25, 2006, the Consulting Group recommended and the Board of Trustees approved, the termination of Seix and the hiring of Penn as an additional subadviser. Penn began managing a portion of the portfolio on October 4, 2006.

The following graph depicts the performance of the High Yield Investments vs. the Lehman Brothers High Yield Index.9

The performance shown above represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

HIGH YIELD INVESTMENTS (unaudited)

Average Annual Total Returns for the Period Ended August 31, 2006†

	Without TRAK Fee	With TRAK Fee*
Since inception (7/13/98)	2.17%	0.64%
5 year	5.62	4.05
3 year	7.54	5.94
1 year	3.80	2.26

See pages 22 through 24 for all footnotes.

RISKS: The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on performance. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. The Portfolio may invest in high yield bonds, which involve greater credit and liquidity risks than investment grade bonds.

Municipal Bond Investments

ABOUT THE SUBADVISER

•	McDonnell Investment Management, LLC (“McDonnell”)

Employs a value-added approach to active municipal bond management utilizing a team oriented philosophy. This approach attempts to maximize after-tax total returns while reducing the volatility in relative rates of return. By limiting dependence on market timing and tightly controlling duration, the McDonnell reduces the portfolio’s exposure to interest rate risk relative to the benchmark. McDonnell utilizes extensive internal research to identify relative value opportunities among sectors and securities and to control credit risk. Additionally, McDonnell seeks to exploit yield curve anomalies through quantitative analysis of historical spreads and future expectations.

At a board meeting held on September 26, 2005, the Consulting Group recommended and the Board of Trustees approved, the termination of Smith Affiliated Capital Corporation and the hiring of McDonnell as the portfolio’s subadviser. McDonnell began managing the portfolio on October 17, 2005.

After assuming management of Municipal Bond Investments in October 2005, several structural and strategic opportunities were initially identified by McDonnell.

First, the portfolio maintained a curve mismatch relative to its benchmark (Lehman Brothers Broad Municipal Bond Index - “Index”), which is generally comprised of bonds ranging from one to 30 years. McDonnell believed that the mismatch was inconsistent with an appropriate strategy given the shape of the municipal yield curve. In an effort to minimize this risk and to benefit from anticipated future flattening of the yield curve, McDonnell increased exposure to both the longer and shorter ends of the maturity spectrum. As the Federal Reserve Board continued to raise rates through early 2006, this strategic move proved advantageous to the portfolio. Longer term yields declined, producing positive returns, which more than offset price declines on shorter maturity bonds.

Second, with respect to credit quality, the portfolio initially maintained underweight positions in single-A and BBB-rated bonds. Consistent with McDonnell’s credit spread outlook, an increased exposure to lower rated bonds was implemented. The portfolio currently maintains lower tier quality weightings similar to those of the Index. This quality composition has contributed positively to portfolio returns, as lower quality bonds continued to outperform the broad market over the one year period. Savvy security selection also contributed favorably to the portfolio’s performance.

The following graph depicts the performance of the Municipal Bond Investments vs. the Lehman Brothers Municipal Bond Index.10

The performance shown above represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MUNICIPAL BOND INVESTMENTS (unaudited)

Average Annual Total Returns for the Period Ended August 31, 2006†

	Without TRAK Fee	With TRAK Fee*
Since inception (11/18/91)	5.47%	3.90%
10 year	5.29	3.72
5 year	4.37	2.82
3 year	4.50	2.94
1 year	2.26	0.73

See pages 22 through 24 for all footnotes.

RISKS: The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on performance.

International Fixed

Income Investments

ABOUT THE SUBADVISER

•	Pacific Investment Management Company (“PIMCO”)

PIMCO’s total return approach focuses on both capital appreciation and income while managing overall risk. PIMCO employs a core philosophy toward managing global bonds focusing on both economic and credit fundamentals as key determinants of value in fixed income markets, limiting volatility with respect to the benchmark index.

For the period of September 1, 2005 through August 31, 2006 the subadviser for the portfolio was PIMCO.

The contributors to performance included: an underweight to Euroland bonds as yields rose when the European Central Bank hiked rates to forestall inflationary pressures from rising energy prices and an underweight to Japanese duration, as strong economic growth and rising inflation led to an end of the Bank of Japan’s policy of quantitative easing. Strategies that also benefited the portfolio included an allocation to U.S. mortgages, which outperformed on falling implied volatility and an allocation to emerging market bonds, which outperformed on strong demand amid improving economic fundamentals. Factors that also benefited the portfolio were wider swap spreads in the U.S., Europe and Japan and rising rates and wider global swap rates relative to government bonds as a result of increased volatility.

The following graph depicts the performance of the International Fixed Income Investments vs. the Citigroup Non-U.S. World Government Bond Index - Hedged11, the Citigroup Non-U.S. World Government Bond Index - Unhedged11 and the Lipper International Income Funds Average.18

The performance shown above represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL FIXED INCOME INVESTMENTS (unaudited)

Average Annual Total Returns for Period Ended August 31, 2006†

	Without TRAK Fee	With TRAK Fee*
Since inception (11/18/91)	6.54%	4.95%
10 year	4.47	2.91
5 year	7.44	5.84
3 year	6.19	4.61
1 year	(1.70)	(3.17)

See pages 22 through 24 for all footnotes.

RISKS: The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on performance. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small and medium-capitalizations companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The Portfolio may invest in high yield bonds, which involve greater credit and liquidity risks than investment grade bonds.

FOOTNOTES

†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, where redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

*	The Funds are available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.50%. The performance data shown does not reflect this fee, which would reduce returns.

1	The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

2	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

3	The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

4	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

5	The MSCI EAFE®-Capitalization Weighted Index is a composite portfolio of equity total returns for the countries of Australia, New Zealand and countries in Europe and the Far East, weighted based on each country’s market capitalization. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

6	The MSCI Emerging Markets Index is an index comprised of thirteen emerging markets open to direct foreign participation. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

7	The Lehman Brothers U.S. Aggregate Index is composed of the Lehman Brothers Intermediate Government/Credit Bond Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

8	The Lehman Brothers Intermediate Government/Credit Bond Index is a weighted composite of: (i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. government with a maturity between one and ten years; and (ii) Lehman Brothers Credit Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt with a maturity of between one and ten years, excluding collateralized mortgage obligations. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

9	The Lehman Brothers High Yield Index is composed of fixed rate, publicly issued, non-investment grade debt registered with the SEC. All bonds must be dollar-denominated, non-convertible, and have at least one year remaining to maturity as well as an outstanding par value of $100 million. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

10	The Lehman Brothers Municipal Bond Index is a weighted composite which is comprised of more than 15,000 bonds issued within the last five years, having a minimum credit rating of at least Baa and maturity of at least two years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

11	The Citigroup Non-U.S. World Government Bond Index is an index subset of the Citigroup World Bond Index that excludes corporate bonds denominated in U.S. dollars. It contains foreign government and supranational bonds denominated in Australian, Austrian, Belgian, British, Canadian, Danish, Dutch, French, German, Italian, Japanese, Spanish and Swedish currencies. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

12	The Lipper Large-Cap Value Funds Average is comprised of the Portfolio’s peer group of mutual funds investing in value oriented funds.

13	The Lipper Large-Cap Growth Funds Average is comprised of the Portfolio’s peer group of mutual funds investing in growth oriented funds.

14	The Lipper Small Cap Value Funds Average is comprised of the Portfolio’s peer group of mutual funds which limit their investments to small cap value companies.

15	The Lipper Small Cap Growth Funds Average is comprised of the Portfolio’s peer group of mutual funds which limit their investments to small cap growth companies.

16	The Lipper International Multi-Cap Core Funds Average is an equally weighted average of the funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the U.S. with market capitalizations greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market Index.

17	The Lipper Emerging Markets Funds Average is an equally weighted average of the funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures.

18	The Lipper International Income Funds Average is an equally weighted average of the funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States.

Fund Expenses

(unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) advisory program annual fees, which in the case of TRAK® may be up to 1.50%; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2006 and held for the six months ended August 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without TRAK® Fee(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Large Capitalization Value Equity Investments	5.42%	$1,000.00	$1,054.20	0.74%	$3.83
Large Capitalization Growth Investments	(3.81)	1,000.00	961.90	0.75	3.71
Small Capitalization Value Equity Investments	3.35	1,000.00	1,033.50	0.99	5.07
Small Capitalization Growth Investments	(6.66)	1,000.00	933.40	1.00	4.87
International Equity Investments	6.19	1,000.00	1,061.90	0.80	4.16
Emerging Markets Equity Investments	1.32	1,000.00	1,013.20	1.24	6.29
Government Money Investments	2.29	1,000.00	1,022.90	0.38	1.94
Core Fixed Income Investments	1.59	1,000.00	1,015.90	0.57	2.90
High Yield Investments	1.92	1,000.00	1,019.20	0.79	4.02
Municipal Bond Investments	1.73	1,000.00	1,017.30	0.71	3.61
International Fixed Income Investments	1.51	1,000.00	1,015.10	0.74	3.76

(1)	For the six months ended August 31, 2006.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable advisory program charge, which in the case of TRAK® may be up to 1.50%. Total return is not annualized as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund's respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Fund Expenses

(unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any advisory program annual fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these advisory program annual fees were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
Large Capitalization Value Equity Investments	5.00%	$1,000.00	$1,021.48	0.74%	$3.77
Large Capitalization Growth Investments	5.00	1,000.00	1,021.42	0.75	3.82
Small Capitalization Value Equity Investments	5.00	1,000.00	1,020.21	0.99	5.04
Small Capitalization Growth Investments	5.00	1,000.00	1,020.16	1.00	5.09
International Equity Investments	5.00	1,000.00	1,021.17	0.80	4.08
Emerging Markets Equity Investments	5.00	1,000.00	1,018.95	1.24	6.31
Government Money Investments	5.00	1,000.00	1,023.29	0.38	1.94
Core Fixed Income Investments	5.00	1,000.00	1,022.33	0.57	2.91
High Yield Investments	5.00	1,000.00	1,021.22	0.79	4.02
Municipal Bond Investments	5.00	1,000.00	1,021.63	0.71	3.62
International Fixed Income Investments	5.00	1,000.00	1,021.48	0.74	3.77

(1)	For the six months ended August 31, 2006.
(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund's respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Schedules of Investments

August 31, 2006

Large Capitalization Value Equity Investments

Shares	Security	Value
COMMON STOCKS — 97.5%
CONSUMER DISCRETIONARY — 12.9%

Auto Components — 0.2%
48,800	BorgWarner Inc.	$2,767,448

Automobiles — 0.5%
63,100	DaimlerChrysler AG	3,330,418
40,200	Toyota Motor Corp., ADR	4,355,268

	Total Automobiles	7,685,686

Hotels, Restaurants & Leisure — 0.8%
207,400	McDonald’s Corp.	7,445,660
180,000	Wyndham Worldwide Corp.*	5,266,800

	Total Hotels, Restaurants & Leisure	12,712,460

Household Durables — 1.2%
216,700	Stanley Works	10,234,741
107,100	Whirlpool Corp.	8,665,461

	Total Household Durables	18,900,202

Leisure Equipment & Products — 0.8%
627,800	Mattel Inc.	11,827,752

Media — 5.3%
786,645	CBS Corp., Class B Shares	22,458,715
300,100	Comcast Corp., Special Class A Shares*	10,476,491
885,000	DIRECTV Group Inc.*	16,629,150
1,150,800	Interpublic Group of Cos. Inc.*	10,564,344
364,500	Time Warner Inc.	6,057,990
250,000	WPP Group PLC, ADR	15,177,500

	Total Media	81,364,190

Multiline Retail — 1.4%
456,200	Target Corp.	22,075,518

Specialty Retail — 1.8%
475,000	Home Depot Inc.	16,287,750
303,000	Limited Brands Inc.	7,796,190
119,000	Office Depot Inc.*	4,383,960

	Total Specialty Retail	28,467,900

Textiles, Apparel & Luxury Goods — 0.9%
64,600	Jones Apparel Group Inc.	2,021,980
164,600	V.F. Corp.	11,503,894

	Total Textiles, Apparel & Luxury Goods	13,525,874

	TOTAL CONSUMER DISCRETIONARY	199,327,030

CONSUMER STAPLES — 12.3%

Beverages — 2.0%
242,000	Anheuser-Busch Cos. Inc.	11,949,960
419,200	Coca-Cola Co.	18,784,352

	Total Beverages	30,734,312

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

Food & Staples Retailing — 3.2%
289,000	CVS Corp.	$9,695,950
309,400	Kroger Co.	7,366,814
220,500	Safeway Inc.	6,820,065
397,800	SUPERVALU Inc.	11,361,168
437,000	Sysco Corp.	13,717,430

	Total Food & Staples Retailing	48,961,427

Food Products — 2.2%
968,000	ConAgra Foods Inc.	23,038,400
72,900	Kellogg Co.	3,696,030
546,000	Tyson Foods Inc., Class A Shares	8,042,580

	Total Food Products	34,777,010

Household Products — 1.6%
104,700	Clorox Co.	6,262,107
179,400	Kimberly-Clark Corp.	11,391,900
105,900	Procter & Gamble Co.	6,555,210

	Total Household Products	24,209,217

Tobacco — 3.3%
482,200	Altria Group Inc.	40,278,166
172,000	Reynolds American Inc.	11,192,040

	Total Tobacco	51,470,206

	TOTAL CONSUMER STAPLES	190,152,172

ENERGY — 12.1%

Energy Equipment & Services — 2.4%
207,000	BJ Services Co.	7,102,170
369,600	GlobalSantaFe Corp.	18,191,712
373,000	Halliburton Co.	12,167,260

	Total Energy Equipment & Services	37,461,142

Oil, Gas & Consumable Fuels — 9.7%
247,800	Anadarko Petroleum Corp.	11,624,298
105,500	BP PLC, ADR	7,179,275
609,900	Chevron Corp.	39,277,560
258,300	ConocoPhillips	16,383,969
683,000	El Paso Corp.	9,917,160
330,300	Exxon Mobil Corp.	22,351,401
250,100	Marathon Oil Corp.	20,883,350
225,800	Occidental Petroleum Corp.	11,513,542
99,700	PetroChina Co., Ltd., ADR	11,184,346

	Total Oil, Gas & Consumable Fuels	150,314,901

	TOTAL ENERGY	187,776,043

FINANCIALS — 25.9%

Capital Markets — 1.5%
8,400	Goldman Sachs Group Inc.	1,248,660
170,400	Merrill Lynch & Co. Inc.	12,529,512
154,400	Morgan Stanley	10,157,976

	Total Capital Markets	23,936,148

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

Commercial Banks — 4.6%
582,100	KeyCorp	$21,415,459
133,000	National City Corp.	4,599,140
554,800	Regions Financial Corp.	19,967,252
83,400	SunTrust Banks Inc.	6,371,760
343,000	U.S. Bancorp	11,000,010
143,200	Wachovia Corp.	7,823,016

	Total Commercial Banks	71,176,637

Diversified Financial Services — 5.1%
797,000	Bank of America Corp.	41,021,590
295,000	ING Groep NV, ADR	12,811,850
536,000	JPMorgan Chase & Co.	24,473,760

	Total Diversified Financial Services	78,307,200

Insurance — 9.4%
266,000	ACE Ltd.	14,326,760
470,200	Allstate Corp.	27,243,388
230,000	American International Group Inc.	14,678,600
383,000	Assured Guaranty Ltd.	10,245,250
512,000	Conseco Inc.*	10,598,400
97,500	Genworth Financial Inc., Class A Shares	3,356,925
55,600	Hartford Financial Services Group Inc.	4,773,816
182,900	Lincoln National Corp.	11,102,030
235,000	MBIA Inc.	14,483,050
143,000	MetLife Inc.	7,869,290
43,600	RenaissanceRe Holdings Ltd.	2,245,400
383,200	St. Paul Travelers Cos. Inc.	16,822,480
106,100	XL Capital Ltd., Class A Shares	6,964,404

	Total Insurance	144,709,793

Real Estate Investment Trusts (REITs) — 0.7%
264,700	Duke Realty Corp.	10,053,306

Real Estate Management & Development — 0.3%
246,000	Realogy Corp.*	5,264,400

Thrifts & Mortgage Finance — 4.3%
221,900	Fannie Mae	11,683,035
328,300	Freddie Mac	20,879,880
808,200	Washington Mutual Inc.	33,855,498

	Total Thrifts & Mortgage Finance	66,418,413

	TOTAL FINANCIALS	399,865,897

HEALTH CARE — 9.4%

Biotechnology — 0.9%
201,000	Amgen Inc.*	13,653,930

Health Care Providers & Services — 0.9%
101,000	CIGNA Corp.	11,420,070
55,000	HCA Inc.	2,712,600

	Total Health Care Providers & Services	14,132,670

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

Pharmaceuticals — 7.6%
79,700	Eli Lilly & Co.	$4,457,621
204,600	GlaxoSmithKline PLC, ADR	11,617,188
497,200	Merck & Co. Inc.	20,161,460
1,873,100	Pfizer Inc.	51,622,636
343,000	Sanofi-Aventis, ADR	15,417,850
278,000	Wyeth	13,538,600

	Total Pharmaceuticals	116,815,355

	TOTAL HEALTH CARE	144,601,955

INDUSTRIALS — 5.8%

Aerospace & Defense — 0.6%
81,000	Boeing Co.	6,066,900
44,100	Northrop Grumman Corp.	2,946,321

	Total Aerospace & Defense	9,013,221

Building Products — 0.5%
309,900	Masco Corp.	8,494,359

Commercial Services & Supplies — 0.8%
860,000	Cendant Corp.*	1,659,800
339,800	R.R. Donnelley & Sons Co.	11,016,316

	Total Commercial Services & Supplies	12,676,116

Industrial Conglomerates — 1.3%
518,600	General Electric Co.	17,663,516
26,300	Textron Inc.	2,205,518

	Total Industrial Conglomerates	19,869,034

Machinery — 2.2%
72,100	Deere & Co.	5,631,010
226,200	Eaton Corp.	15,042,300
247,000	Illinois Tool Works Inc.	10,843,300
43,100	SPX Corp.	2,275,680

	Total Machinery	33,792,290

Road & Rail — 0.4%
181,800	CSX Corp.	5,493,996

	TOTAL INDUSTRIALS	89,339,016

INFORMATION TECHNOLOGY — 9.7%

Communications Equipment — 0.6%
73,900	ADC Telecommunications Inc.*	1,008,735
156,700	Cisco Systems Inc.*	3,445,833
169,700	Nokia Oyj, ADR	3,543,336
185,500	Tellabs Inc.*	1,890,245

	Total Communications Equipment	9,888,149

Computers & Peripherals — 2.2%
201,000	Diebold Inc.	8,423,910
200,000	EMC Corp.*	2,330,000
134,900	Hewlett-Packard Co.	4,931,944
88,670	International Business Machines Corp.	7,179,610
547,500	Seagate Technology*	12,181,875

	Total Computers & Peripherals	35,047,339

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

Electronic Equipment & Instruments — 0.9%
444,800	Flextronics International Ltd.*	$5,248,640
182,520	Sanmina-SCI Corp.*	618,743
1,397,977	Solectron Corp.*	4,389,648
98,150	Tech Data Corp.*	3,424,453

	Total Electronic Equipment & Instruments	13,681,484

IT Services — 1.6%
192,500	Electronic Data Systems Corp.	4,587,275
460,000	First Data Corp.	19,766,200

	Total IT Services	24,353,475

Semiconductors & Semiconductor Equipment — 2.3%
1,500,000	Infineon Technologies AG, ADR*	17,745,000
910,000	Intel Corp.	17,781,400

	Total Semiconductors & Semiconductor Equipment	35,526,400

Software — 2.1%
517,000	Cadence Design Systems Inc.*	8,494,310
920,300	Microsoft Corp.	23,642,507

	Total Software	32,136,817

	TOTAL INFORMATION TECHNOLOGY	150,633,664

MATERIALS — 1.5%

Chemicals — 1.3%
295,500	Dow Chemical Co.	11,267,415
328,300	Lyondell Chemical Co.	8,529,234

	Total Chemicals	19,796,649

Containers & Packaging — 0.2%
108,400	Owens-Illinois, Inc.*	1,643,344
196,800	Smurfit-Stone Container Corp.*	2,241,552

	Total Containers & Packaging	3,884,896

	TOTAL MATERIALS	23,681,545

TELECOMMUNICATION SERVICES — 4.3%

Diversified Telecommunication Services — 3.6%
1,108,834	AT&T Inc.	34,518,003
13,575	Embarq Corp.	640,061
296,400	Verizon Communications Inc.	10,427,352
819,272	Windstream Corp.	10,814,390

	Total Diversified Telecommunication Services	56,399,806

Wireless Telecommunication Services — 0.7%
170,100	Crown Castle International Corp.*	5,844,636
271,500	Sprint Nextel Corp.	4,593,780

	Total Wireless Telecommunication Services	10,438,416

	TOTAL TELECOMMUNICATION SERVICES	66,838,222

UTILITIES — 3.6%

Electric Utilities — 1.3%
65,200	American Electric Power Co. Inc.	2,378,496
123,200	Entergy Corp.	9,566,480

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

Electric Utilities — 1.3% (continued)
181,600	Progress Energy Inc.	$8,050,328

	Total Electric Utilities	19,995,304

Multi-Utilities — 2.3%
224,900	DTE Energy Co.	9,387,326
211,800	KeySpan Corp.	8,683,800
231,500	Sempra Energy	11,510,180
132,300	Wisconsin Energy Corp.	5,688,900

	Total Multi-Utilities	35,270,206

	TOTAL UTILITIES	55,265,510

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $1,286,604,498)	1,507,481,054

Face Amount
SHORT-TERM INVESTMENT — 2.2%
REPURCHASE AGREEMENT — 2.2%
$33,986,000	State Street Bank & Trust Co. dated 8/31/06, 4.810% due 9/1/06; Proceeds at maturity — $33,990,541; (Fully collateralized by U.S. Treasury Bond, 4.500% due 2/15/36; Market value — $34,672,713) (Cost — $33,986,000)	33,986,000

	TOTAL INVESTMENTS — 99.7% (Cost — $1,320,590,498#)	1,541,467,054
	Other Assets in Excess of Liabilities — 0.3%	4,203,387

	TOTAL NET ASSETS — 100.0%	$1,545,670,441

*	Non-income producing security.
#	Aggregate cost for federal income tax purposes is $1,325,934,493.

Abbreviation used in this schedule:

ADR	—	American Depositary Receipt

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares	Security	Value
COMMON STOCKS — 96.9%
CONSUMER DISCRETIONARY — 13.8%

Diversified Consumer Services — 2.0%
570,400	Apollo Group Inc., Class A Shares*	$28,639,784
155,000	Weight Watchers International, Inc.	6,581,300

	Total Diversified Consumer Services	35,221,084

Hotels, Restaurants & Leisure — 4.1%
772,750	Hilton Hotels Corp.	19,681,942
200,000	International Game Technology	7,736,000
190,000	MGM MIRAGE Inc.*	6,779,200
1,304,800	Starbucks Corp.*	40,461,848

	Total Hotels, Restaurants & Leisure	74,658,990

Household Durables — 1.1%
541,000	Newell Rubbermaid Inc.	14,601,590
187,400	Pulte Homes Inc.	5,560,158

	Total Household Durables	20,161,748

Internet & Catalog Retail — 0.8%
452,200	Amazon.com Inc.*	13,941,326

Media — 2.5%
512,200	Comcast Corp., Class A Shares*	17,927,000
8,025	Getty Images Inc.*	364,576
785,340	Walt Disney Co.	23,285,331
300,000	XM Satellite Radio Holdings Inc., Class A Shares*	3,888,000

	Total Media	45,464,907

Multiline Retail — 0.4%
120,250	Kohl’s Corp.*	7,516,827

Specialty Retail — 2.9%
272,000	Best Buy Co. Inc.	12,784,000
790,900	Lowe’s Cos. Inc.	21,401,754
425,000	Staples Inc.	9,588,000
260,710	Williams-Sonoma Inc.	7,680,517

	Total Specialty Retail	51,454,271

	TOTAL CONSUMER DISCRETIONARY	248,419,153

CONSUMER STAPLES — 3.4%

Food & Staples Retailing — 2.9%
180,000	Wal-Mart Stores Inc.	8,049,600
915,800	Walgreen Co.	45,295,468

	Total Food & Staples Retailing	53,345,068

Household Products — 0.5%
140,000	Procter & Gamble Co.	8,666,000

	TOTAL CONSUMER STAPLES	62,011,068

ENERGY — 5.2%

Energy Equipment & Services — 2.4%
178,700	National-Oilwell Varco Inc.*	11,669,110
524,890	Schlumberger Ltd.	32,175,757

	Total Energy Equipment & Services	43,844,867

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares	Security	Value

Oil, Gas & Consumable Fuels — 2.8%
236,500	ConocoPhillips	$15,001,195
127,650	Marathon Oil Corp.	10,658,775
204,300	Occidental Petroleum Corp.	10,417,257
183,350	Suncor Energy Inc.	14,224,293

	Total Oil, Gas & Consumable Fuels	50,301,520

	TOTAL ENERGY	94,146,387

FINANCIALS — 9.1%

Capital Markets — 0.5%
560,250	Charles Schwab Corp.	9,137,677

Commercial Banks — 0.7%
347,660	Commerce Bancorp Inc.	11,580,555

Consumer Finance — 1.5%
235,596	American Express Co.	12,378,214
303,100	SLM Corp.	14,709,443

	Total Consumer Finance	27,087,657

Diversified Financial Services — 3.9%
71,100	Chicago Mercantile Exchange	31,284,000
196,500	IntercontinentalExchange Inc.*	12,430,590
430,000	Moody’s Corp.	26,307,400

	Total Diversified Financial Services	70,021,990

Insurance — 1.7%
33,540	AFLAC Inc.	1,511,648
87,700	American International Group Inc.	5,597,014
967,920	Progressive Corp.	23,801,152

	Total Insurance	30,909,814

Thrifts & Mortgage Finance — 0.8%
444,585	Countrywide Financial Corp.	15,026,973

	TOTAL FINANCIALS	163,764,666

HEALTH CARE — 27.1%

Biotechnology — 10.0%
108,025	Amgen Inc.*	7,338,138
410,370	Biogen Idec Inc.*	18,113,732
752,850	Celgene Corp.*	30,633,467
764,940	Genentech Inc.*	63,122,849
757,850	Genzyme Corp.*	50,192,405
178,750	Gilead Sciences Inc.*	11,332,750

	Total Biotechnology	180,733,341

Health Care Equipment & Supplies — 5.4%
309,000	Fisher Scientific International Inc.*	24,173,070
101,400	Intuitive Surgical Inc.*	9,572,160
206,600	Stryker Corp.	9,922,998
520,600	Varian Medical Systems Inc.*	27,747,980
398,600	Zimmer Holdings Inc.*	27,104,800

	Total Health Care Equipment & Supplies	98,521,008

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares	Security	Value

Health Care Providers & Services — 3.2%
54,080	Cerner Corp.*	$2,490,925
415,400	Omnicare Inc.	18,821,774
193,600	Patterson Cos. Inc.*	5,966,752
489,900	UnitedHealth Group Inc.	25,450,305
60,895	WellPoint Inc.*	4,713,882

	Total Health Care Providers & Services	57,443,638

Pharmaceuticals — 8.5%
217,300	Abraxis BioScience Inc.*	5,406,424
307,000	Allergan Inc.	35,169,920
1,280,050	Elan Corp. PLC, ADR*	21,159,226
253,550	Novartis AG, ADR	14,482,776
689,200	Schering-Plough Corp.	14,438,740
323,600	Shire PLC, ADR	16,584,500
660,000	Teva Pharmaceutical Industries Ltd., ADR	22,941,600
479,300	Wyeth	23,341,910

	Total Pharmaceuticals	153,525,096

	TOTAL HEALTH CARE	490,223,083

INDUSTRIALS — 5.9%

Air Freight & Logistics — 2.2%
405,190	Expeditors International of Washington Inc.	16,154,925
343,500	United Parcel Service Inc., Class B Shares	24,062,175

	Total Air Freight & Logistics	40,217,100

Commercial Services & Supplies — 0.4%
160,300	Iron Mountain Inc.*	6,570,697

Industrial Conglomerates — 1.1%
613,240	General Electric Co.	20,886,954

Machinery — 0.6%
212,450	ITT Industries Inc.	10,399,428

Road & Rail — 1.6%
283,250	Canadian Pacific Railway Ltd.	13,904,743
342,900	Norfolk Southern Corp.	14,652,117

	Total Road & Rail	28,556,860

	TOTAL INDUSTRIALS	106,631,039

INFORMATION TECHNOLOGY — 27.5%

Communications Equipment — 4.3%
182,500	Cisco Systems Inc.*	4,013,175
1,060,650	Corning Inc.*	23,588,856
1,352,500	QUALCOMM Inc.	50,948,675

	Total Communications Equipment	78,550,706

Computers & Peripherals — 4.3%
302,200	Apple Computer Inc.*	20,504,270
381,500	Dell Inc.*	8,602,825
302,700	Hewlett-Packard Co.	11,066,712
594,640	Network Appliance Inc.*	20,360,474

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares	Security	Value

Computers & Peripherals — 4.3% (continued)
145,000	SanDisk Corp.*	$8,543,400
405,000	Seagate Technology*	9,011,250

	Total Computers & Peripherals	78,088,931

Internet Software & Services — 8.7%
1,734,210	eBay Inc.*	48,315,091
200,200	Google Inc., Class A Shares*	75,781,706
1,130,250	Yahoo! Inc.*	32,573,805

	Total Internet Software & Services	156,670,602

IT Services — 1.0%
225,000	First Data Corp.	9,668,250
225,000	Paychex Inc.	8,079,750

	Total IT Services	17,748,000

Semiconductors & Semiconductor Equipment — 3.9%
583,150	Intel Corp.	11,394,751
641,220	Maxim Integrated Products Inc.	18,659,502
470,100	Micron Technology Inc.*	8,123,328
556,100	NVIDIA Corp.*	16,188,071
687,200	Xilinx Inc.	15,716,264

	Total Semiconductors & Semiconductor Equipment	70,081,916

Software — 5.3%
232,335	Adobe Systems Inc.*	7,536,947
177,200	Autodesk Inc.*	6,159,472
118,400	Electronic Arts Inc.*	6,034,848
235,000	Intuit Inc.*	7,101,700
724,860	Microsoft Corp.	18,621,653
135,000	NAVTEQ*	3,585,600
872,450	Oracle Corp.*	13,653,843
518,500	Red Hat Inc.*	12,049,940
267,290	Salesforce.com Inc.*	9,216,159
663,300	Symantec Corp.*	12,363,912

	Total Software	96,324,074

	TOTAL INFORMATION TECHNOLOGY	497,464,229

MATERIALS — 3.5%

Chemicals — 1.8%
172,550	Ecolab Inc.	7,692,279
415,500	Praxair Inc.	23,853,855

	Total Chemicals	31,546,134

Metals & Mining — 1.7%
188,200	Phelps Dodge Corp.	16,843,900
158,200	Southern Copper Corp.	14,605,024

	Total Metals & Mining	31,448,924

	TOTAL MATERIALS	62,995,058

TELECOMMUNICATION SERVICES — 1.4%

Diversified Telecommunication Services — 0.4%
212,150	Verizon Communications Inc.	7,463,437

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares	Security	Value

Wireless Telecommunication Services — 1.0%
475,600	America Movil SA de CV, Series L Shares, ADR	$17,744,636

	TOTAL TELECOMMUNICATION SERVICES	25,208,073

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,511,454,705)	1,750,862,756

Face Amount
SHORT-TERM INVESTMENTS — 4.5%
U.S. GOVERNMENT AGENCY — 0.6%
$11,270,000	Federal Home Loan Bank (FHLB), Discount Notes, 4.921%- 4.980% due 9/1/06 (a) (Cost — $11,270,000)	11,270,000

REPURCHASE AGREEMENT — 3.9%
69,909,000	State Street Bank & Trust Co., dated 8/31/06, 4.810% due 9/1/06; Proceeds at maturity — $69,918,341; (Fully collateralized by U.S. Treasury Notes, 4.500% due 2/15/36; Market value — $71,316,838) (Cost — $69,909,000)	69,909,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $81,179,000)	81,179,000

	TOTAL INVESTMENTS — 101.4% (Cost — $1,592,633,705#)	1,832,041,756
	Liabilities in Excess of Other Assets — (1.4)%	(25,406,683)

	TOTAL NET ASSETS — 100.0%	$1,806,635,073

*	Non-income producing security.
#	Aggregate cost for federal income tax purposes is $1,612,195,406.
(a)	Rate shown represents yield-to-maturity.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value
COMMON STOCKS — 97.3%
CONSUMER DISCRETIONARY — 11.1%

Auto Components — 1.5%
74,000	ArvinMeritor Inc.	$1,098,900
679,958	Hayes Lemmerz International Inc.*	1,155,929
129,388	Modine Manufacturing Co.	3,013,446

	Total Auto Components	5,268,275

Automobiles — 0.9%
324,800	Fleetwood Enterprises Inc.*	2,283,344
21,900	Thor Industries Inc.	923,742

	Total Automobiles	3,207,086

Diversified Consumer Services — 0.3%
115,400	Service Corporation International	969,360

Hotels, Restaurants & Leisure — 0.9%
45,600	Applebee’s International Inc.	946,200
28,500	CEC Entertainment Inc.*	908,580
82,600	CKE Restaurants Inc.	1,282,778

	Total Hotels, Restaurants & Leisure	3,137,558

Household Durables — 0.6%
32,200	American Greetings Corp., Class A Shares	789,544
23,200	Furniture Brands International Inc.	444,280
11,200	KB HOME	478,912
24,800	WCI Communities Inc.*	382,912

	Total Household Durables	2,095,648

Internet & Catalog Retail — 0.2%
45,400	Insight Enterprises Inc.*	817,654

Leisure Equipment & Products — 0.8%
118,598	Arctic Cat Inc.	1,972,285
87,200	Sturm Ruger & Co. Inc.*	654,000

	Total Leisure Equipment & Products	2,626,285

Media — 0.4%
29,500	Belo Corp., Class A Shares	480,850
17,900	Meredith Corp.	847,386

	Total Media	1,328,236

Multiline Retail — 0.4%
36,900	Dollar Tree Stores Inc.*	1,061,982
32,900	Tuesday Morning Corp.	443,492

	Total Multiline Retail	1,505,474

Specialty Retail — 3.3%
46,000	Borders Group Inc.	879,980
106,550	Cato Corp., Class A Shares	2,475,156
109,800	Charlotte Russe Holding Inc.*	2,931,660
135,516	Cost Plus, Inc.*	1,379,553
14,600	Lenox Group Inc.*	82,928
24,300	PETsMART Inc.	609,930
33,400	Ross Stores Inc.	817,966

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

Specialty Retail — 3.3% (continued)
31,450	Stage Stores Inc.	$829,022
43,600	Zale Corp.*	1,166,300

	Total Specialty Retail	11,172,495

Textiles, Apparel & Luxury Goods — 1.8%
37,150	Brown Shoe Co. Inc.	1,186,943
25,200	K-Swiss Inc., Class A Shares	693,252
43,400	Kellwood Co.	1,189,594
19,500	Kenneth Cole Productions Inc., Class A Shares	456,495
73,500	Skechers USA Inc., Class A Shares*	1,664,040
38,800	Wolverine World Wide Inc.	978,924

	Total Textiles, Apparel & Luxury Goods	6,169,248

	TOTAL CONSUMER DISCRETIONARY	38,297,319

CONSUMER STAPLES — 7.9%

Beverages — 1.8%
36,800	Constellation Brands Inc., Class A Shares*	1,004,272
305,200	Cott Corp.*	5,163,984

	Total Beverages	6,168,256

Food & Staples Retailing — 1.4%
60,800	Ruddick Corp.	1,568,032
108,500	Smart & Final Inc.*	1,797,845
37,400	Weis Markets Inc.	1,477,674

	Total Food & Staples Retailing	4,843,551

Food Products — 3.8%
12,100	Bunge Ltd.	681,714
47,800	Chiquita Brands International Inc.	808,298
43,300	Corn Products International Inc.	1,493,850
91,400	Del Monte Foods Co.	1,014,540
66,900	Fresh Del Monte Produce Inc.	1,197,510
32,600	J.M. Smucker Co.	1,585,338
33,600	Lancaster Colony Corp.	1,483,104
43,600	Pilgrim’s Pride Corp.	1,062,096
126,800	Tootsie Roll Industries, Inc.	3,678,468

	Total Food Products	13,004,918

Household Products — 0.5%
50,100	WD-40 Co.	1,740,975

Tobacco — 0.4%
39,700	Universal Corp.	1,533,611

	TOTAL CONSUMER STAPLES	27,291,311

ENERGY — 8.8%

Energy Equipment & Services — 2.5%
127,800	Grey Wolf Inc.*	934,218
404,900	Input/Output Inc.*	4,036,853
27,800	Tidewater Inc.	1,323,558
17,900	Todco, Class A Shares*	662,837
33,900	W-H Energy Services Inc.*	1,710,933

	Total Energy Equipment & Services	8,668,399

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

Oil, Gas & Consumable Fuels — 6.3%
41,000	Alpha Natural Resources Inc.*	$743,330
16,400	Arch Coal Inc.	537,100
44,100	Berry Petroleum Co., Class A Shares	1,377,243
33,650	Cabot Oil & Gas Corp.	1,718,169
35,500	Energy Partners Ltd.*	885,725
32,000	Frontline Ltd.	1,305,280
34,900	General Maritime Corp.	1,310,844
33,100	Holly Corp.	1,516,642
18,400	Massey Energy Co.	464,416
17,700	Newfield Exploration Co.*	765,348
25,700	Penn Virginia Corp.	1,824,443
57,600	Range Resources Corp.	1,611,648
39,700	St. Mary Land & Exploration Co.	1,619,760
30,500	Teekay Shipping Corp.	1,349,930
45,800	W&T Offshore Inc.	1,469,722
53,800	Western Refining Inc.	1,268,066
31,500	Whiting Petroleum Corp.*	1,417,500
8,900	World Fuel Services Corp.	320,756

	Total Oil, Gas & Consumable Fuels	21,505,922

	TOTAL ENERGY	30,174,321

FINANCIALS — 18.3%

Commercial Banks — 6.7%
44,600	AMCORE Financial Inc.	1,340,230
51,900	BancorpSouth Inc.	1,456,314
28,600	Bank of Hawaii Corp.	1,396,252
40,900	Boston Private Financial Holdings Inc.	1,020,864
80,500	Colonial BancGroup Inc.	1,971,445
18,700	First Midwest Bancorp Inc.	698,445
39,600	First Republic Bank	1,687,752
14,200	FirstMerit Corp.	326,742
42,200	Greater Bay Bancorp	1,201,434
13,900	Independent Bank Corp., (Massachusetts)	474,685
22,100	NBT Bancorp Inc.	516,698
62,799	Old National Bancorp	1,174,969
322,300	Oriental Financial Group Inc.	3,951,398
71,999	Provident Bankshares Corp.	2,698,523
36,900	Republic Bancorp Inc.	477,117
33,250	Sterling Financial Corp. of Spokane	1,099,245
57,000	Susquehanna Bancshares Inc.	1,394,790

	Total Commercial Banks	22,886,903

Consumer Finance — 0.4%
93,700	Advance America Cash Advance Centers Inc.	1,456,098

Insurance — 5.1%
123,700	American Equity Investment Life Holding Co.	1,431,209
35,500	AmerUs Group Co.	2,406,900
37,650	Delphi Financial Group, Class A Shares	1,463,832
21,700	Harleysville Group Inc.	780,983
63,000	Infinity Property & Casualty Corp.	2,390,850
143,300	IPC Holdings Ltd.	4,005,235
20,600	LandAmerica Financial Group Inc.	1,302,744

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

Insurance — 5.1% (continued)
37,600	Platinum Underwriters Holdings Ltd.	$1,116,720
20,400	Scottish RE Group Ltd.	185,232
16,700	StanCorp Financial Group Inc.	777,719
44,100	W.R. Berkley Corp.	1,543,500

	Total Insurance	17,404,924

Real Estate Investment Trusts (REITs) — 4.8%
56,000	Ashford Hospitality Trust Inc.	670,320
44,864	Brandywine Realty Trust	1,463,912
15,400	Camden Property Trust	1,194,886
37,800	CBL & Associates Properties Inc.	1,539,972
28,400	Education Realty Trust Inc.	402,428
57,000	Equity One Inc.	1,433,550
38,100	First Industrial Realty Trust Inc.	1,650,492
45,900	Healthcare Realty Trust Inc.	1,659,744
62,200	Highland Hospitality Corp.	856,494
123,600	HRPT Properties Trust	1,433,760
70,600	Nationwide Health Properties Inc.	1,839,836
52,300	New Plan Excel Realty Trust Inc.	1,442,957
24,000	Reckson Associates Realty Corp.	1,026,960

	Total Real Estate Investment Trusts (REITs)	16,615,311

Thrifts & Mortgage Finance — 1.3%
41,000	BankUnited Financial Corp., Class A Shares	1,056,570
22,600	MAF Bancorp Inc.	932,702
24,100	Triad Guaranty Inc.*	1,211,507
60,150	Washington Federal Inc.	1,336,533

	Total Thrifts & Mortgage Finance	4,537,312

	TOTAL FINANCIALS	62,900,548

HEALTH CARE — 5.1%

Health Care Equipment & Supplies — 2.9%
66,000	Arrow International Inc.	2,132,460
42,200	Invacare Corp.	979,462
38,100	STERIS Corp.	906,018
171,300	Viasys Healthcare Inc.*	4,542,876
35,300	West Pharmaceutical Services Inc.	1,408,823

	Total Health Care Equipment & Supplies	9,969,639

Health Care Providers & Services — 2.2%
23,400	Community Health Systems Inc.*	906,984
30,300	Landauer Inc.	1,451,976
78,400	Owens & Minor Inc.	2,522,128
27,000	Pediatrix Medical Group Inc.*	1,236,600
22,600	Universal Health Services Inc., Class B Shares	1,279,612

	Total Health Care Providers & Services	7,397,300

	TOTAL HEALTH CARE	17,366,939

INDUSTRIALS — 19.5%

Aerospace & Defense — 0.7%
49,400	Curtiss-Wright Corp.	1,535,846
16,700	DRS Technologies Inc.	690,879

	Total Aerospace & Defense	2,226,725

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

Airlines — 0.6%
89,600	SkyWest Inc.	$2,165,632

Building Products — 3.3%
29,100	Griffon Corp.*	688,506
166,600	Lennox International Inc.	3,921,764
49,200	Simpson Manufacturing Co. Inc.	1,296,420
157,300	Trex Co. Inc.*	4,236,089
20,400	Universal Forest Products Inc.	994,704

	Total Building Products	11,137,483

Commercial Services & Supplies — 6.0%
85,300	ABM Industries Inc.	1,534,547
30,400	Banta Corp.	1,430,320
287,100	Bowne & Co. Inc.	4,427,082
22,600	Brink’s Co.	1,287,522
53,600	Casella Waste Systems Inc., Class A Shares*	630,872
70,400	Ennis Inc.	1,453,760
93,050	Herman Miller Inc.	2,627,732
33,900	Kelly Services Inc.	925,809
17,400	United Stationers Inc.*	797,442
143,400	Viad Corp.	5,080,662
14,700	YRC Worldwide Inc.*	540,666

	Total Commercial Services & Supplies	20,736,414

Construction & Engineering — 0.1%
19,600	Insituform Technologies Inc., Class A Shares*	449,820

Electrical Equipment — 2.1%
32,600	Acuity Brands Inc.	1,392,998
124,600	Belden CDT Inc.	4,453,204
30,900	Regal-Beloit Corp.	1,333,644

	Total Electrical Equipment	7,179,846

Industrial Conglomerates — 0.4%
10,900	Teleflex Inc.	608,329
14,800	Walter Industries Inc.	814,592

	Total Industrial Conglomerates	1,422,921

Machinery — 4.8%
34,900	Albany International Corp., Class A Shares	1,218,708
66,000	Barnes Group Inc.	1,083,720
44,300	Briggs & Stratton Corp.	1,247,045
61,500	Crane Co.	2,458,770
30,900	Harsco Corp.	2,458,404
13,200	Kaydon Corp.	503,052
27,400	Kennametal Inc.	1,445,076
30,200	Lincoln Electric Holdings Inc.	1,661,906
64,000	Mueller Industries Inc.	2,452,480
30,500	Mueller Water Products Inc., Class A*	518,500
46,000	Wabtec Corp.	1,297,660

	Total Machinery	16,345,321

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

Marine — 0.6%
26,700	Alexander & Baldwin Inc.	$1,171,062
31,300	Kirby Corp.*	918,029

	Total Marine	2,089,091

Road & Rail — 0.9%
31,400	Arkansas Best Corp.	1,386,310
13,500	Saia Inc.*	415,125
77,300	Werner Enterprises Inc.	1,432,369

	Total Road & Rail	3,233,804

	TOTAL INDUSTRIALS	66,987,057

INFORMATION TECHNOLOGY — 8.7%

Communications Equipment — 1.7%
43,800	CommScope Inc.*	1,279,398
345,900	MasTec Inc.*	4,008,981
26,900	NETGEAR Inc.*	529,123

	Total Communications Equipment	5,817,502

Computers & Peripherals — 0.8%
266,400	Brocade Communications Systems Inc.*	1,651,680
61,400	Emulex Corp.*	1,063,448

	Total Computers & Peripherals	2,715,128

Electronic Equipment & Instruments — 0.9%
60,500	Bell Microproducts Inc.*	295,240
40,000	Checkpoint Systems Inc.*	726,000
46,200	Symbol Technologies Inc.	554,862
51,500	Technitrol Inc.	1,457,965

	Total Electronic Equipment & Instruments	3,034,067

IT Services — 1.7%
52,600	Acxiom Corp.	1,277,654
156,017	Forrester Research Inc.*	4,605,622

	Total IT Services	5,883,276

Semiconductors & Semiconductor Equipment — 2.0%
155,000	Brooks Automation Inc.*	2,154,500
242,464	Cohu Inc.	4,066,121
65,300	Entegris Inc.*	709,158

	Total Semiconductors & Semiconductor Equipment	6,929,779

Software — 1.6%
119,500	BEA Systems Inc.*	1,640,735
157,000	Compuware Corp.*	1,193,200
86,800	Parametric Technology Corp.*	1,398,348
34,600	QAD Inc.	255,694
46,700	Synopsys Inc.*	885,432

	Total Software	5,373,409

	TOTAL INFORMATION TECHNOLOGY	29,753,161

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value
MATERIALS — 12.0%

Chemicals — 5.2%
19,400	Albemarle Corp.	$1,065,060
15,800	FMC Corp.	965,696
35,000	Georgia Gulf Corp.	928,900
32,200	Lubrizol Corp.	1,400,378
187,850	Lyondell Chemical Co.	4,880,343
60,600	Methanex Corp.	1,451,370
72,300	PolyOne Corp.*	626,841
77,600	RPM International Inc.	1,459,656
63,500	Sensient Technologies Corp.	1,277,620
32,000	Spartech Corp.	720,960
30,700	Valspar Corp.	816,620
71,800	Westlake Chemical Corp.	2,151,128

	Total Chemicals	17,744,572

Construction Materials — 1.0%
33,200	Martin Marietta Materials Inc.	2,734,352
13,300	Texas Industries Inc.	624,302

	Total Construction Materials	3,358,654

Containers & Packaging — 1.9%
58,700	Crown Holdings Inc.*	1,079,493
524,900	Intertape Polymer Group Inc.*	3,606,063
21,800	Pactiv Corp.*	582,714
75,600	Rock-Tenn Co., Class A Shares	1,460,592

	Total Containers & Packaging	6,728,862

Metals & Mining — 2.7%
48,100	Agnico-Eagle Mines Ltd.	1,815,775
11,000	Chaparral Steel Co.*	785,620
38,600	Cleveland-Cliffs Inc.	1,407,742
67,400	Commercial Metals Co.	1,455,166
14,000	Compass Minerals International Inc.	374,220
31,500	Gibraltar Industries Inc.	762,300
178,200	IAMGOLD Corp.	1,956,636
9,500	IPSCO Inc.	878,275

	Total Metals & Mining	9,435,734

Paper & Forest Products — 1.2%
36,400	Bowater, Inc.	827,372
36,930	Potlatch Corp.	1,414,788
94,912	Schweitzer-Mauduit International Inc.	1,803,328

	Total Paper & Forest Products	4,045,488

	TOTAL MATERIALS	41,313,310

TELECOMMUNICATION SERVICES — 0.3%

Diversified Telecommunication Services — 0.3%
34,500	FairPoint Communications Inc.	564,075
82,100	Premiere Global Services Inc.*	640,380

	TOTAL TELECOMMUNICATION SERVICES	1,204,455

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value
UTILITIES — 5.6%

Electric Utilities — 1.4%
55,500	Cleco Corp.	$1,385,280
83,900	Duquesne Light Holdings Inc.	1,651,991
38,500	El Paso Electric Co.*	920,535
27,400	Otter Tail Corp.	826,110

	Total Electric Utilities	4,783,916

Gas Utilities — 3.3%
48,400	Atmos Energy Corp.	1,393,920
41,400	Energen Corp.	1,806,696
39,900	National Fuel Gas Co.	1,522,983
33,800	Peoples Energy Corp.	1,432,444
71,000	Southwest Gas Corp.	2,392,700
59,500	UGI Corp.	1,475,600
46,900	WGL Holdings Inc.	1,457,183

	Total Gas Utilities	11,481,526

Independent Power Producers & Energy Traders — 0.2%
15,500	Black Hills Corp.	539,555

Multi-Utilities — 0.7%
37,200	PNM Resources Inc.	1,066,524
49,900	Vectren Corp.	1,375,244

	Total Multi-Utilities	2,441,768

	TOTAL UTILITIES	19,246,765

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $262,174,666)	334,535,186

Face Amount
SHORT-TERM INVESTMENTS — 2.9%
COMMERCIAL PAPER — 0.6%
$2,160,000	Starbird Funding Corp., 5.270% due 9/1/06 (a) (Cost — $2,160,000)	2,160,000

REPURCHASE AGREEMENT — 2.3%
7,755,000	State Street Bank & Trust Co. dated 8/31/06, 4.810% due 9/1/06; Proceeds at maturity — $7,756,036; (Fully collateralized by U.S. Treasury Bond, 4.500% due 2/15/36; Market value — $7,918,356) (Cost — $7,755,000)	7,755,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $9,915,000)	9,915,000

	TOTAL INVESTMENTS — 100.2% (Cost — $272,089,666#)	344,450,186
	Liabilities in Excess of Other Assets — (0.2)%	(828,240)

	TOTAL NET ASSETS — 100.0%	$343,621,946

*	Non-income producing security.
#	Aggregate cost for federal income tax purposes is $273,241,465.
(a)	Rate shown represents yield-to-maturity.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares	Security	Value
COMMON STOCKS — 97.3%
CONSUMER DISCRETIONARY — 8.2%

Distributors — 0.7%
71,100	MWI Veterinary Supply Inc.*	$2,467,881

Diversified Consumer Services — 1.2%
89,400	Laureate Education Inc.*	4,292,988

Hotels, Restaurants & Leisure — 2.3%
67,150	PF Chang’s China Bistro Inc.*	2,367,038
83,299	RARE Hospitality International Inc.*	2,385,683
37,500	Red Robin Gourmet Burgers Inc.*	1,582,875
174,041	Texas Roadhouse Inc., Class A Shares*	2,102,415

	Total Hotels, Restaurants & Leisure	8,438,011

Household Durables — 0.5%
125,500	Tempur-Pedic International Inc.*	2,014,275

Internet & Catalog Retail — 1.3%
95,000	Nutri/System Inc.*	4,719,600

Specialty Retail — 1.7%
119,659	Bebe Stores Inc.	2,666,003
52,500	Christopher & Banks Corp.	1,278,375
15,700	Golf Galaxy Inc.*	179,922
51,500	Stage Stores Inc.	1,357,540
147,600	Tweeter Home Entertainment Group Inc.*	660,510

	Total Specialty Retail	6,142,350

Textiles, Apparel & Luxury Goods — 0.5%
50,000	Oxford Industries Inc.	2,054,000

	TOTAL CONSUMER DISCRETIONARY	30,129,105

CONSUMER STAPLES — 0.9%

Food & Staples Retailing — 0.4%
31,600	Andersons Inc.	1,295,916

Food Products — 0.0%
1,651	Aurora Foods Inc. (a)(b)*	0

Personal Products — 0.5%
54,500	Chattem Inc.*	1,890,060

	TOTAL CONSUMER STAPLES	3,185,976

ENERGY — 10.7%

Energy Equipment & Services — 8.2%
223,800	Hanover Compressor Co.*	4,211,916
207,200	Key Energy Services Inc.*	3,108,000
95,600	NS Group Inc.*	4,351,712
80,700	Oil States International Inc.*	2,579,172
145,600	Patterson-UTI Energy Inc.	3,989,440
144,800	Pioneer Drilling Co.*	2,040,232
258,500	Superior Energy Services Inc.*	8,253,905
44,396	Weatherford International Ltd.*	1,909,028

	Total Energy Equipment & Services	30,443,405

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares	Security	Value

Oil, Gas & Consumable Fuels — 2.5%
75,900	Foundation Coal Holdings Inc.	$2,726,328
106,300	Precision Drilling Trust	3,896,958
69,299	Quicksilver Resources Inc.*	2,607,028

	Total Oil, Gas & Consumable Fuels	9,230,314

	TOTAL ENERGY	39,673,719

FINANCIALS — 5.2%

Capital Markets — 1.5%
88,229	Apollo Investment Corp.	1,761,933
81,400	Investors Financial Services Corp.	3,773,704

	Total Capital Markets	5,535,637

Commercial Banks — 2.8%
106,700	East-West Bancorp Inc.	4,321,350
99,800	Signature Bank*	3,278,430
156,300	UCBH Holdings Inc.	2,835,282

	Total Commercial Banks	10,435,062

Diversified Financial Services — 0.5%
72,700	optionsXpress Holdings Inc.	1,898,924

Real Estate Investment Trusts (REITs) — 0.4%
77,100	DiamondRock Hospitality Co.	1,295,280

	TOTAL FINANCIALS	19,164,903

HEALTH CARE — 26.7%

Biotechnology — 8.6%
133,200	Alexion Pharmaceuticals Inc.*	5,001,660
33,889	Cephalon Inc.*	1,932,351
84,800	Cubist Pharmaceuticals Inc.*	1,989,408
104,100	CV Therapeutics Inc.*	1,171,125
291,100	Human Genome Sciences Inc.*	3,269,053
115,000	Illumina Inc.*	3,873,200
106,800	InterMune Inc.*	1,841,232
119,200	Keryx Biopharmaceuticals Inc.*	1,636,616
74,000	Momenta Pharmaceuticals Inc.*	1,174,380
220,600	Nektar Therapeutics*	3,864,912
95,050	OSI Pharmaceuticals Inc.*	3,542,513
70,300	Vertex Pharmaceuticals Inc.*	2,421,835

	Total Biotechnology	31,718,285

Health Care Equipment & Supplies — 9.1%
176,500	American Medical Systems Holdings Inc.*	3,099,340
89,000	Cutera Inc.*	2,066,580
53,000	Dionex Corp.*	2,672,260
42,800	Greatbatch Inc.*	1,046,888
174,688	Immucor Inc.*	3,628,270
137,300	IRIS International Inc.*	1,346,913
77,100	Palomar Medical Technologies Inc.*	3,060,870
162,300	PerkinElmer Inc.	2,991,189
186,978	PolyMedica Corp.	7,589,437
234,000	Spectranetics Corp.*	2,550,600
77,700	Varian Inc.*	3,627,036

	Total Health Care Equipment & Supplies	33,679,383

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares	Security	Value

Health Care Providers & Services — 3.5%
80,400	Allscripts Healthcare Solutions, Inc.*	$1,636,944
109,800	Gentiva Health Services Inc.*	1,984,086
106,800	HealthExtras Inc.*	3,281,964
99,200	Manor Care Inc.	5,178,240
46,200	Odyssey Healthcare Inc.*	741,048

	Total Health Care Providers & Services	12,822,282

Life Sciences Tools & Services — 0.2%
13,700	Icon PLC Depositary Receipts*	943,177

Pharmaceuticals — 5.3%
204,900	Medicines Co.*	4,622,544
196,900	Medicis Pharmaceutical Corp., Class A Shares	5,767,201
295,800	MGI Pharma Inc.*	4,475,454
135,300	Nastech Pharmaceutical Co. Inc.*	2,053,854
121,500	Santarus Inc.*	974,430
92,650	Sciele Pharma Inc.*	1,621,375

	Total Pharmaceuticals	19,514,858

	TOTAL HEALTH CARE	98,677,985

INDUSTRIALS — 16.8%

Aerospace & Defense — 1.6%
78,900	AAR Corp.*	1,760,259
44,100	Ceradyne Inc.*	1,943,487
60,000	Teledyne Technologies Inc.*	2,300,400

	Total Aerospace & Defense	6,004,146

Air Freight & Logistics — 0.7%
52,700	EGL Inc.*	1,611,039
36,300	Pacer International Inc.	999,339

	Total Air Freight & Logistics	2,610,378

Airlines — 0.9%
75,300	US Airways Group Inc.*	3,181,425

Commercial Services & Supplies — 5.5%
36,400	Corporate Executive Board Co.	3,190,096
41,600	Geo Group, Inc.*	1,858,272
66,500	Global Cash Access Inc.*	1,026,095
59,000	Huron Consulting Group, Inc.*	2,227,840
102,900	Knoll Inc.	1,834,707
152,200	Labor Ready Inc.*	2,607,186
156,000	Navigant Consulting Inc.*	3,071,640
389,200	Stewart Enterprises Inc., Class A Shares	2,249,576
64,450	Waste Connections Inc.*	2,369,826

	Total Commercial Services & Supplies	20,435,238

Construction & Engineering — 1.0%
152,300	Perini Corp.*	3,650,631

Electrical Equipment — 0.7%
39,600	Energy Conversion Devices Inc.*	1,387,980
179,100	Power-One Inc.*	1,216,089

	Total Electrical Equipment	2,604,069

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares	Security	Value

Industrial Conglomerates — 1.0%
241,800	Hexcel Corp.*	$3,631,836

Machinery — 3.9%
96,376	A.S.V. Inc.*	1,481,299
74,147	Actuant Corp., Class A Shares	3,344,030
75,200	Gehl Co.*	1,962,720
54,900	Greenbrier Cos. Inc.	1,525,122
152,725	RBC Bearings Inc.*	3,248,461
96,600	Wabtec Corp.	2,725,086

	Total Machinery	14,286,718

Road & Rail — 0.5%
84,900	J.B. Hunt Transport Services Inc.	1,668,285

Trading Companies & Distributors — 1.0%
151,100	Interline Brands Inc.*	3,783,544

Transportation Infrastructure — 0.0%
398	TIMCO Aviation Services Inc.*	1,520

	TOTAL INDUSTRIALS	61,857,790

INFORMATION TECHNOLOGY — 28.6%

Communications Equipment — 2.2%
91,800	Dycom Industries Inc.*	1,858,950
113,700	Foundry Networks Inc.*	1,383,729
55,800	NICE Systems Ltd., ADR*	1,392,768
119,700	Redback Networks Inc.*	2,231,208
340,800	Stratex Networks Inc.*	1,243,920

	Total Communications Equipment	8,110,575

Computers & Peripherals — 2.9%
292,500	Hypercom Corp.*	2,731,950
76,200	M-Systems Flash Disk Pioneers Ltd.*	3,381,756
211,400	Palm Inc.*	3,077,984
152,600	Smart Modular Technologies (WWH) Inc.*	1,510,740

	Total Computers & Peripherals	10,702,430

Electronic Equipment & Instruments — 1.5%
72,000	Littelfuse Inc.*	2,599,920
18,700	NovAtel Inc.*	823,922
103,300	Xyratex Ltd.*	1,963,733

	Total Electronic Equipment & Instruments	5,387,575

Internet Software & Services — 3.0%
145,200	aQuantive Inc.*	3,600,960
8,800	DealerTrack Holdings Inc.*	191,400
84,700	Digitas Inc.*	757,218
114,000	Openwave Systems Inc.*	922,260
599,000	SkillSoft PLC, ADR*	3,803,650
77,191	Sohu.com Inc.*	1,683,536

	Total Internet Software & Services	10,959,024

IT Services — 2.3%
52,400	CheckFree Corp.*	1,875,920
45,900	Global Payments Inc.	1,746,495

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares	Security	Value

IT Services — 2.3% (continued)
245,600	MPS Group Inc.*	$3,453,136
317,100	Sapient Corp.*	1,544,277

	Total IT Services	8,619,828

Semiconductors & Semiconductor Equipment — 12.1%
91,500	Advanced Analogic Technologies Inc.*	871,080
191,100	Asyst Technologies Inc.*	1,431,339
80,800	ATMI Inc.*	2,332,696
68,900	Cymer Inc.*	2,835,235
68,900	FormFactor Inc.*	3,325,114
159,100	Genesis Microchip Inc.*	2,055,572
104,800	Ikanos Communications Inc.*	1,337,248
96,200	Marvell Technology Group Ltd.*	1,684,462
33,200	Microchip Technology Inc.	1,134,112
87,200	Microsemi Corp.*	2,421,544
87,600	Netlogic Microsystems Inc.*	2,585,076
463,800	PMC-Sierra Inc.*	3,172,392
44,974	Power Integrations Inc.*	827,521
91,000	Qimonda AG Depositary Receipts*	1,469,650
56,600	Semtech Corp.*	739,762
89,900	SiRF Technology Holdings Inc.*	2,367,067
245,541	Spansion Inc., Class A Shares*	4,220,850
196,400	Tessera Technologies Inc.*	6,461,560
91,800	Varian Semiconductor Equipment Associates Inc.*	3,241,458

	Total Semiconductors & Semiconductor Equipment	44,513,738

Software — 4.6%
241,300	Concur Technologies Inc.*	3,361,309
91,700	Informatica Corp.*	1,342,488
43,800	MICROS Systems Inc.*	2,096,268
441,100	Nuance Communications Inc.*	3,462,635
222,500	Quest Software Inc.*	3,099,425
65,800	Transaction Systems Architects Inc., Class A Shares*	2,182,586
25,426	Verint Systems Inc.*	840,329
44,300	Witness Systems Inc.*	719,875

	Total Software	17,104,915

	TOTAL INFORMATION TECHNOLOGY	105,398,085

MATERIALS — 0.1%

Chemicals — 0.1%
15,400	Zoltek Cos., Inc.*	393,547

TELECOMMUNICATION SERVICES — 0.1%

Diversified Telecommunication Services — 0.1%
33,700	Vonage Holdings Corp.*	286,787

	TOTAL COMMON STOCKS (Cost — $279,820,210)	358,767,897

Face Amount
CONVERTIBLE NOTE — 0.0%

Transportation Infrastructure — 0.0%
$ 422	TIMCO Aviation Services Inc., Jr. Subordinated Notes, 8.000% due 1/2/07 (a)(b)(c)* (Cost — $60)	0

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Rights	Security	Value
RIGHT — 0.0%
880	OSI Pharmaceuticals Inc.* (Cost — $123)	$61

Warrants
WARRANT — 0.0%
5,615	TIMCO Aviation Services Inc., Expires 12/31/07 (a)(b)* (Cost — $6)	1

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $279,820,399)	358,767,959

Face Amount
SHORT-TERM INVESTMENT — 2.5%
REPURCHASE AGREEMENT — 2.5%
$9,062,000	State Street Bank & Trust Co. dated 8/31/06, 4.810% due 9/1/06; Proceeds at maturity — $9,063,211; (Fully collateralized by U.S. Treasury Bond, 4.500% due 2/15/36; Market value — $9,246,688) (Cost — $9,062,000)	9,062,000

	TOTAL INVESTMENTS — 99.8% (Cost — $288,882,399#)	367,829,959
	Other Assets in Excess of Liabilities — 0.2%	916,451

	TOTAL NET ASSETS — 100.0%	$368,746,410

*	Non-income producing security.
(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).
(b)	Illiquid security.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
#	Aggregate cost for federal income tax purposes is $290,204,485.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value
COMMON STOCKS — 98.2%

Australia — 1.9%
231,870	BHP Billiton Ltd., ADR	$9,761,727
645,000	Goodman Fielder Ltd.*	1,043,189
1,343,000	John Fairfax Holdings Ltd.	4,139,281
1,946,000	Qantas Airways Ltd.	5,107,035
78,600	Rio Tinto Ltd.	4,374,369

	Total Australia	24,425,601

Brazil — 1.5%
150,255	Banco Itau Holding Financeira SA, ADR	4,573,762
152,220	Gol-Linhas Aereas Inteligentes SA, ADR	5,314,000
111,110	Petroleo Brasileiro SA, ADR	9,962,123

	Total Brazil	19,849,885

Canada — 4.2%
181,500	Agrium Inc.	4,207,170
40,000	Alcan Inc., New York Shares	1,804,800
51,800	Alcan Inc., Toronto Shares	2,326,822
94,000	Barrick Gold Corp.	3,147,120
521,400	Bombardier Inc.*	1,583,070
164,410	Canadian National Railway Co.	7,030,172
121,000	CGI Group Inc.*	765,373
170,110	Cognos Inc.*	5,531,977
128,030	Gildan Activewear Inc.*	6,396,379
195,900	Kinross Gold Corp.*	2,746,518
109,340	Manulife Financial Corp.	3,569,951
1,118,000	Nortel Networks Corp.*	2,336,620
102,070	Ritchie Brothers Auctioneers Inc.	4,996,327
362,700	Talisman Energy Inc.	6,358,270
187,500	Yamana Gold Inc.*	1,921,875

	Total Canada	54,722,444

Cayman Islands — 0.6%
1,772,000	Global Bio-chem Technology Group Co., Ltd.	590,139
508,200	Himax Technologies Inc., ADR*	3,659,040
137,778	Silicon Motion Technology Corp., ADR*	2,039,114
106,100	Vimicro International Corp., ADR*	1,133,148

	Total Cayman Islands	7,421,441

Chile — 0.2%
72,960	Banco Santander Chile SA, ADR	3,178,138

China — 0.5%
6,922,000	China Telecom Corp., Ltd.	2,323,073
40,300	PetroChina Co., Ltd., ADR	4,520,854

	Total China	6,843,927

Denmark — 0.4%
232,600	H. Lundbeck A/S	5,354,898

Finland — 0.7%
193,600	Nokia Oyj	4,049,287
219,300	UPM-Kymmene Oyj	5,189,981

	Total Finland	9,239,268

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value

France — 11.6%
46,318	Air France-KLM	$1,262,074
254,800	Alcatel SA*	3,191,079
120,000	Alcatel SA, ADR*	1,503,600
76,600	Assurances Generales de France	9,603,074
458,588	Axa	17,012,813
66,280	BNP Paribas SA	7,033,222
243,080	BNP Paribas SA, ADR	12,980,472
65,900	Casino Guichard Perrachon SA	5,644,058
114,900	Compagnie de Saint-Gobain	8,517,829
115,400	Compagnie Generale des Etablissements Michelin, Class B Shares	7,824,149
59,400	European Aeronautic Defence & Space Co.	1,788,745
261,000	France Telecom SA	5,532,462
98,573	Generale de Sante	3,477,825
314,460	L’Oreal SA, ADR	6,587,937
45,600	Lafarge SA	5,862,547
153,400	Sanofi-Aventis	13,746,399
35,400	Societe BIC SA	2,198,156
51,700	Societe Generale	8,333,291
90,800	Technip SA	5,231,662
96,365	Technip SA, ADR	5,567,970
247,652	Total SA	16,695,825
88,700	Vivendi Universal SA	3,046,655

	Total France	152,641,844

Germany — 9.0%
59,100	Allianz AG	10,007,659
90,007	BASF AG	7,407,050
293,700	Bayerische Motoren Werke AG	15,193,944
87,300	Continental AG	9,325,157
11,900	Deutsche Boerse AG	1,803,478
140,400	Deutsche Telekom AG	2,045,720
70,800	E.ON AG	8,981,011
291,650	E.ON AG, ADR	12,365,960
128,000	Hannover Rueckversicherung AG*	4,936,882
52,600	Linde AG	4,635,508
77,100	Metro AG	4,525,153
275,200	MLP AG	4,717,465
141,938	Rhoen-Klinikum AG	5,794,032
183,290	SAP AG, ADR	8,750,265
179,400	Siemens AG	15,188,142
34,200	Siemens AG, ADR	2,908,710

	Total Germany	118,586,136

Greece — 1.0%
649,970	National Bank of Greece SA, ADR	5,407,750
315,000	Public Power Corp.	7,519,304

	Total Greece	12,927,054

Hong Kong — 0.6%
538,000	Cheung Kong Holdings Ltd.	5,945,917
1,628,000	Techtronic Industries Co., Ltd.	2,398,997

	Total Hong Kong	8,344,914

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value

India — 0.9%
91,840	HDFC Bank Ltd., ADR	$5,223,859
140,020	Infosys Technologies Ltd., ADR	6,279,897

	Total India	11,503,756

Ireland — 3.8%
344,500	Allied Irish Banks PLC	8,968,278
192,730	Allied Irish Banks PLC, ADR	10,122,180
359,600	Bank of Ireland	6,831,272
212,500	CRH PLC	7,347,852
106,600	Irish Life & Permanent PLC	2,740,998
245,370	Ryanair Holdings PLC, ADR*	13,463,452

	Total Ireland	49,474,032

Israel — 1.2%
462,960	Teva Pharmaceutical Industries Ltd., ADR	16,092,490

Italy — 2.3%
205,295	Eni SpA	6,276,705
340,820	Luxottica Group SpA, Depositary Receipts	9,873,555
692,200	Mediaset SpA	7,987,182
695,978	UniCredito Italiano SpA	5,537,852

	Total Italy	29,675,294

Japan — 16.5%
434,000	Ajinomoto Co. Inc.	4,707,784
109,900	Asatsu-DK Inc.	3,549,240
137,000	Daito Trust Construction Co., Ltd.	7,121,128
180,000	FamilyMart Co., Ltd.	5,092,242
25,500	Funai Electric Co., Ltd.	2,429,296
945,000	Hitachi Ltd.	5,999,105
334,000	JS Group Corp.	7,015,551
155,300	Konami Corp.	3,956,772
460,000	Kuraray Co., Ltd.	5,268,118
344,550	Matsushita Electric Industrial Co., Ltd., ADR	7,349,252
391	Millea Holdings Inc.	7,196,626
221,400	Miraca Holdings Inc.	5,452,226
375	Mitsubishi UFJ Financial Group Inc.	5,112,692
1,187,820	Mitsubishi UFJ Financial Group Inc., ADR	16,118,717
87,800	Modec Inc.	1,971,394
106,800	Nippon System Development Co., Ltd.	4,086,166
978,000	Nipponkoa Insurance Co., Ltd.	7,783,665
23,200	Obic Co., Ltd.	4,663,525
23,000	Onward Kashiyama Co. Ltd.	334,745
30,300	ORIX Corp.	8,042,648
94,990	ORIX Corp., ADR	12,619,422
483,000	Ricoh Co., Ltd.	9,486,728
89,000	Secom Co., Ltd.	4,421,371
256,200	Sega Sammy Holdings Inc.	8,754,310
975,000	Sharp Corp.	17,447,062
230,900	Sony Corp.	9,995,075
141,000	Square Enix Co., Ltd. (b)	3,280,048
976,000	Sumitomo Chemical Co., Ltd.	7,684,581
122,300	Takeda Pharmaceutical Co., Ltd.	8,097,405

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value

Japan — 16.5% (continued)
162,600	TIS Inc.	$3,429,211
636,000	Tokyu Corp.	4,232,593
525,000	Toshiba Corp.	3,739,934
169,300	Toyota Motor Corp.	9,189,562

	Total Japan	215,628,194

Mexico — 1.4%
144,940	America Movil SA de CV, Series L Shares, ADR	5,407,711
215,940	Desarrolladora Homex SA de CV, ADR*	8,002,736
138,060	Wal-Mart de Mexico SA de CV, Series V Shares, ADR	4,725,104

	Total Mexico	18,135,551

Netherlands — 6.8%
270,400	Akzo Nobel NV	15,552,078
255,000	ING Groep NV, CVA	11,009,546
352,300	Koninklijke Ahold NV*	3,375,592
123,000	Koninklijke Ahold NV, ADR*	1,178,340
401,300	Koninklijke Philips Electronics NV	13,665,724
64,100	Koninklijke Philips Electronics NV, New York Registered Shares	2,199,912
351,440	QIAGEN NV*	5,081,823
562,600	Reed Elsevier NV	9,010,720
284,812	Royal Dutch Shell PLC, Class A Shares	9,833,692
170,915	TNT NV	6,417,173
253,500	Unilever NV, CVA	6,038,278
342,600	Vedior NV, CVA	6,328,634

	Total Netherlands	89,691,512

Norway — 1.2%
274,000	Norsk Hydro ASA	7,064,984
279,690	Statoil ASA, ADR	7,560,021
46,900	Yara International ASA	691,822

	Total Norway	15,316,827

Singapore — 0.8%
142,800	Flextronics International Ltd.*	1,685,040
656,000	Neptune Orient Lines Ltd.	804,729
4,804,150	Singapore Telecommunications Ltd.	7,603,339

	Total Singapore	10,093,108

South Africa — 0.5%
178,770	Sasol Ltd., ADR	6,256,950

South Korea — 1.5%
36,580	Honam Petrochemical Corp.	1,898,728
54,000	Kookmin Bank, ADR	4,351,320
66,400	KT Corp., ADR	1,467,440
8,000	Samsung Electronics Co., Ltd.	5,409,060
281,700	SK Telecom Co., Ltd., ADR	6,169,230

	Total South Korea	19,295,778

Spain — 0.7%
606,000	Banco Santander Central Hispano SA	9,387,981

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value

Sweden — 2.9%
306,900	Assa Abloy AB	$5,379,826
178,600	ForeningsSparbanken AB	5,139,905
689,400	Nordea Bank AB	8,689,320
392,720	Telefonaktiebolaget LM Ericsson, ADR	13,116,848
1,638,000	Telefonaktiebolaget LM Ericsson, Class B Shares	5,448,771

	Total Sweden	37,774,670

Switzerland — 5.2%
102,100	Compagnie Financiere Richemont AG	4,849,688
123,000	Credit Suisse Group	6,844,411
69,300	Lonza Group AG, Registered Shares	4,510,651
26,000	Nestle SA	8,919,916
176,900	Novartis AG, ADR	10,104,528
135,300	Roche Holding AG, ADR	12,461,130
208,460	UBS AG	11,834,274
36,700	Zurich Financial Services AG	8,344,289

	Total Switzerland	67,868,887

Taiwan — 1.3%
377,600	Advanced Semiconductor Engineering Inc., ADR	1,918,208
282,964	Siliconware Precision Industries Co., ADR	1,661,001
795,834	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	7,409,215
7,862,922	United Microelectronics Corp.	4,302,033
625,838	United Microelectronics Corp., ADR	1,908,804

	Total Taiwan	17,199,261

Thailand — 0.4%
1,674,900	Bangkok Bank Public Co., Ltd., NVDR	4,680,359

United Kingdom — 18.6%
516,954	Admiral Group PLC	6,657,457
226,100	Amdocs Ltd.*	8,580,495
115,000	Anglo American PLC	4,970,201
127,400	AstraZeneca PLC	8,249,484
129,210	AstraZeneca PLC, ADR	8,416,740
523,700	Aviva PLC	7,352,021
454,000	Barclays PLC	5,678,314
212,990	BG Group PLC, ADR	13,923,156
937,700	BP PLC	10,648,932
863,133	Brit Insurance Holdings PLC	4,449,537
915,900	British Sky Broadcasting Group PLC	9,765,433
641,000	Cattles PLC	4,005,541
1,220,300	Centrica PLC	6,847,885
595,650	Diageo PLC	10,594,259
18,000	Diageo PLC, ADR	1,287,000
792,125	GlaxoSmithKline PLC	22,421,489
530,895	HSBC Holdings PLC	9,639,045
1,177,628	International Power PLC	7,112,457
535,270	Invensys PLC*	2,066,982
1,054,928	Kingfisher PLC	4,735,901
319,000	Michael Page International PLC	2,095,039
232,000	Northern Rock PLC	4,920,743
876,300	Prudential PLC	9,826,626

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares	Security	Value

United Kingdom — 18.6% (continued)
753,300	Rexam PLC	$7,781,003
155,200	Rio Tinto PLC	7,844,244
2,040,859	Royal & Sun Alliance Insurance Group PLC	5,376,883
488,300	Royal Bank of Scotland Group PLC	16,552,448
91,500	Royal Dutch Shell PLC, ADR, Class A Shares	6,308,010
1,313,230	Tesco PLC	9,424,056
22,471	TI Automotive Ltd., Class A Shares (a)*	0
152,100	Travis Perkins PLC	4,878,144
5,282,803	Vodafone Group PLC	11,430,984

	Total United Kingdom	243,840,509

	TOTAL COMMON STOCKS (Cost — $1,009,749,718)	1,285,450,709

PREFERRED STOCKS — 0.6%

Germany — 0.6%
62,200	Henkel KGaA (Cost — $5,821,072)	7,932,269

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $1,015,570,790)	1,293,382,978

Face Amount
SHORT-TERM INVESTMENT — 0.6%
REPURCHASE AGREEMENT — 0.6%
$8,066,000	State Street Bank & Trust Co. dated 8/31/06, 4.810% due 9/1/06; Proceeds at maturity — $8,067,078; (Fully collateralized by U.S. Treasury Bond, 4.500% due 2/15/36; Market value — $8,237,531) (Cost — $8,066,000)	8,066,000

	TOTAL INVESTMENTS — 99.4% (Cost — $1,023,636,790#)	1,301,448,978
	Other Assets in Excess of Liabilities — 0.6%	7,978,681

	TOTAL NET ASSETS — 100.0%	$1,309,427,659

*	Non-income producing security.
(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).
(b)	All or a portion of this security is segregated for short sale.
#	Aggregate cost for federal income tax purposes is $1,033,730,843.

Abbreviations used in this schedule:

ADR	—	American Depositary Receipt
CVA	—	Certificaaten van aandelen (Share Certificates)
NVDR	—	Non-Voting Depositary Receipt

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Summary of Investments by Sector* (unaudited)
Financials	26.1%
Consumer Discretionary	13.8
Health Care	10.4
Information Technology	9.9
Energy	9.1
Materials	9.0
Industrials	8.3
Consumer Staples	6.3
Utilities	3.3
Telecommunication Services	3.2
Short-Term Investment	0.6

100.0%

* As a percentage of total investments.

Schedule of Security Sold Short

Shares	Security	Value
23,000	Onward Kashiyama Co. Ltd.	$337,626

	TOTAL OPEN SHORT SALE (Proceeds — $342,160)	$337,626

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value
COMMON STOCKS — 93.4%

Argentina — 0.5%
18,800	Banco Macro Bansud SA, ADR	$384,460
79,790	IRSA Inversionesy Representaciones, GDR*	941,522

	Total Argentina	1,325,982

Bermuda — 0.7%
15,968	Credicorp Ltd.	594,010
340,000	Kingway Brewery Holdings Ltd.	134,654
2,507,000	Pacific Basin Shipping Ltd.	1,353,924

	Total Bermuda	2,082,588

Brazil — 10.4%
21,197	American Banknote SA	165,358
6,609	Aracruz Celulose SA, ADR	343,205
18,410	Banco Bradesco SA, ADR	602,375
35,400	Banco do Brasil SA	793,741
152,900	Companhia Vale do Rio Doce	3,285,484
111,677	Companhia Vale do Rio Doce, ADR	2,010,186
11,733	Cosan SA Industria e Comercio*	619,329
32,400	CSU Cardsystem SA*	164,062
90,900	Cyrela Brazil Realty SA	1,605,054
29,227	Datasul SA*	207,521
8,817	Diagnosticos da America SA*	169,277
25,400	EDP - Energias do Brasil SA	321,542
47,125	Equatorial Energia SA*	344,508
19,500	Gafisa SA*	255,051
33,207	Gerdau SA, ADR	482,166
37,686	Localiza Rent A Car SA	786,728
16,156	Lojas Renner SA (a)	962,907
19,483	Lupatech SA*	201,132
1,603	MMX Mineracao e Metalicos SA*	610,267
149,632	Petroleo Brasileiro SA, ADR	12,294,457
25,077	Porto Seguro SA	532,992
29,555	Tele Norte Leste Participacoes SA (a)	744,139
33,000	Tractebel Energia SA	297,513
172,100	Unibanco-Uniao de Bancos Brasileiros SA	1,234,827
22,700	Vivax SA*	348,864
26,441	Votorantim Celulose e Papel SA, ADR	426,493

	Total Brazil	29,809,178

Cayman Islands — 0.6%
269,000	China Mengniu Dairy Co., Ltd.	344,510
2,504,000	Global Bio-chem Technology Group Co., Ltd.	833,921
3,200	Suntech Power Holdings Co., Ltd., ADR*	92,800
150,000	Tencent Holdings Ltd.	327,892
190,000	Xinao Gas Holdings Ltd.	180,791

	Total Cayman Islands	1,779,914

China — 5.8%
166,000	Aluminum Corporation of China Ltd.	118,679
274,000	Angang New Steel Co., Ltd.	224,782
306,000	Anhui Expressway Co., Ltd.	202,244

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value

China — 5.8% (continued)
958,000	Bank of China Ltd.*	$416,364
1,825,000	China Construction Bank	790,831
551,000	China Life Insurance Co., Ltd.	977,736
1,698,000	China Petroleum & Chemical Corp., Class H Shares	1,008,719
1,247,570	China Shenhua Energy Co., Ltd., Class H Shares	2,207,365
2,944,200	China Shipping Development Co., Ltd.	2,619,776
676,000	China Telecom Corp., Ltd.	226,870
516,000	Dongfeng Motor Corp., Class H Shares*	189,097
50,400	Guangzhou R&F Properties Co., Ltd.	252,747
342,000	Harbin Power Equipment Co., Ltd.	297,718
250,000	Jiangxi Copper Co., Ltd., Class H Shares	237,240
1,204,000	Lianhua Supermarket Holdings Ltd., Class H Shares	1,206,020
1,687,500	PetroChina Co., Ltd.	1,902,979
3,803,000	PICC Property & Casualty Co., Ltd.	1,300,764
262,500	Ping An Insurance Group Co. of China Ltd.	859,029
61,821	Shenzhen Chiwan Wharf Holdings Ltd., Class B Shares	93,642
574,000	Sinopec Shanghai Petrochemical Co., Ltd.	270,137
899,100	Weiqiao Textile Co., Ltd., Class H Shares	997,722
388,000	Zijin Mining Group Co., Ltd., Class H Shares	183,599
23,200	ZTE Corp.	79,352

	Total China	16,663,412

Colombia — 0.3%
26,600	BanColombia SA, ADR	774,060

Egypt — 0.7%
54,497	El Sewedy Cables Holding Co.*	378,788
2	Medinet Nasr Housing	27
21,918	Orascom Construction Industries	909,136
13,644	Orascom Telecom Holding SAE	741,560

	Total Egypt	2,029,511

Hong Kong — 3.2%
70,000	Beijing Enterprises Holdings Ltd.	112,872
482,700	China Merchants Holdings International Co., Ltd.	1,402,738
446,000	China Mobile (Hong Kong) Ltd.	2,999,351
109,000	China Netcom Group Corp. (Hong Kong) Ltd.	191,736
612,000	China Overseas Land & Investment Ltd.	423,374
176,000	China Resources Power Holdings Co.	155,701
35,000	Citic Pacific Ltd.	111,837
2,629,000	CNOOC Ltd.	2,295,361
454,000	Guangdong Investment Ltd.	175,133
180,000	iShares Asia Trust - iShares FTSE/Xinhua A50 China Tracker	1,388,719

	Total Hong Kong	9,256,822

India — 2.9%
11,748	ICICI Bank Ltd., ADR	313,554
56,850	Infosys Technologies Ltd., ADR	2,549,722
1,192	Larsen & Toubro Ltd., GDR (b)	61,572
33,818	Ranbaxy Laboratories Ltd., GDR	295,908
300	Reliance Industries Ltd., GDR, London Shares (b)*	14,355
70,163	Reliance Industries Ltd., GDR, Luxembourg Shares (b)	3,357,300
42,888	Satyam Computer Services Ltd., ADR	1,637,035

	Total India	8,229,446

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value

Indonesia — 1.7%
454,000	Aneka Tambang Tbk. (PT)	$268,904
593,175	PT Astra International Tbk.	722,194
1,044,000	PT Bank Central Asia Tbk.	521,027
1,238,000	PT Bank Mandiri Persero Tbk.	285,159
1,313,500	PT Bank Rakyat Indonesia	626,711
1,732,000	PT Berlian Laju Tanker Tbk.	378,050
2,374,500	PT Bumi Resources Tbk. (c)	195,336
474,500	PT Indosat Tbk.	229,001
1,959,996	PT Telekomunikasi Indonesia Tbk.	1,698,362

	Total Indonesia	4,924,744

Ireland — 0.1%
120,157	Dragon Oil PLC*	391,995

Israel — 1.7%
3,229	Elbit Systems Ltd.	92,738
25,272	Israel Chemicals Ltd.	120,643
670,200	Israel Discount Bank, Class A Shares*	1,093,253
393,817	Makhteshim-Agan Industries Ltd.	2,012,480
10,161	Ormat Industries Ltd.	100,989
38,962	Teva Pharmaceutical Industries Ltd., ADR	1,354,319

	Total Israel	4,774,422

Luxembourg — 1.2%
3,706	Evraz Group SA GDR	79,679
73,150	Tenaris SA, ADR	2,685,337
23,777	Ternium SA, ADR*	599,418

	Total Luxembourg	3,364,434

Mexico — 5.1%
124,822	America Movil SA de CV, Series L Shares, ADR	4,657,109
60,802	Cemex SA de CV, Participation Certificate, ADR*	1,756,570
185,500	Controladora Comercial Mexicana SA de CV	348,413
397,510	Corporacion GEO SA de CV, Series B Shares*	1,602,496
331,200	Empresas ICA SA de CV*	1,122,763
116,200	Grupo Aeroportuari del Sureste SAB de CV, Series B	391,681
158,500	Grupo FAMSA SA, Series A*	406,905
155,726	Grupo Financiero Banorte SA de CV, Series O Shares	455,714
119,631	Grupo Mexico SA de CV, Series B Shares	381,543
76,500	Grupo Modelo SA de CV, Series C Shares	322,275
44,960	Grupo Televisa SA, ADR	856,038
50,048	Telefonos de Mexico SA de CV, Series L Shares, ADR	1,208,159
64,697	Wal-Mart de Mexico SA de CV	220,507
23,668	Wal-Mart de Mexico SA de CV, Series V Shares, ADR	810,037

	Total Mexico	14,540,210

Pakistan — 0.1%
48,240	National Bank of Pakistan	179,057
24,500	Pakistan State Oil Co., Ltd.	133,102

	Total Pakistan	312,159

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value

Philippines — 0.3%
9,050	Ayala Corp.	$78,347
691,900	Ayala Land Inc.	183,781
11,700	Philippine Long Distance Telephone Co., ADR	438,048

	Total Philippines	700,176

Poland — 0.4%
482	Bank Przemyslowo-Handlowy BPH	124,720
17,730	Globe Trade Centre SA*	155,224
5,409	KGHM Polska Miedz SA	187,666
14,961	Polski Koncern Naftowy Orlen SA	249,350
28,401	Powszechna Kasa Oszczednosci Bank Polski SA	341,659
16,650	Telekomunikacja Polska SA	109,057

	Total Poland	1,167,676

Russia — 11.3%
97,170	AFK Sistema, Registered Shares, GDR	2,526,420
11,633	AO VimpelCom, ADR*	631,904
49,594	Comstar United Telesystems, GDR	315,914
177,447	Gazprom, Registered Shares, ADR	8,357,754
5,390	Kalina	231,770
93,522	LUKOIL, ADR	7,827,791
10,186	Mining and Metallurgical Co. Norilsk Nickel, ADR	1,390,389
27,160	NovaTek OAO, GDR	1,299,878
30,050	Novolipetsk Steel, GDR	578,462
54,587	OAO Gazprom, ADR	2,571,048
10,891	Polyus Gold, ADR*	462,867
374	Priargunsky Plant*	154,967
849,807	RAO Unified Energy System (UES)	625,883
455	Sberbank RF	987,350
48,808	Surgutneftegaz, ADR	3,709,408
5,388	Surgutneftegaz, Preferred Shares, ADR	525,330
304	Vsmpo-Avisma Corp.	68,704
3,699	Wimm-Bill-Dann Foods OJSC, ADR	171,153

	Total Russia	32,436,992

South Africa — 6.1%
60,074	African Bank Investments Ltd.	212,163
5,298	Anglo Platinum Ltd.	594,512
14,423	AngloGold Ashanti Ltd.	654,779
97,731	Aveng Ltd.	362,394
30,654	Bidvest Group Ltd.	464,461
261,143	FirstRand Ltd.	647,372
48,942	Gold Fields Ltd.	951,584
26,047	Harmony Gold Mining Co., Ltd.*	354,504
14,587	Impala Platinum Holdings Ltd.	2,704,485
5,335	Investec Ltd.	260,804
27,079	JD Group Ltd.	250,463
21,807	Kumba Resources Ltd.	440,562
56,125	Mittal Steel South Africa Ltd.	594,728
64,207	MTN Group Ltd.	510,054
31,289	Naspers Ltd.	541,001
20,045	Nedbank Group Ltd.	307,475
34,929	Reunert Ltd.	350,236

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value

South Africa — 6.1% (continued)
24,806	Sappi Ltd.	$316,082
119,924	Sasol Ltd.	4,163,739
167,895	Shoprite Holdings Ltd.	575,933
80,604	Standard Bank Group Ltd.	871,246
27,742	Telkom South Africa Ltd.	523,979
21,773	Tiger Brands Ltd.	461,132
71,539	Truworths International Ltd.	227,717

	Total South Africa	17,341,405

South Korea — 18.4%
19,200	Daegu Bank	321,548
6,450	Daelim Industrial Co.	413,294
6,510	Daesang Corp.*	89,725
17,570	Dongbu Insurance Co., Ltd.	395,684
19,200	GS Engineering & Construction Corp.	1,314,152
12,407	Hana Financial Group Inc.	534,946
9,050	Hanjin Heavy Industries & Construction Co., Ltd.	246,643
12,210	Hankook Tire Co., Ltd.	162,571
8,040	Hanwha Corp.	236,261
11,474	Humax Co., Ltd.	301,963
10,250	Hynix Semiconductor Inc.*	392,365
25,724	Hyundai Department Store Co., Ltd	2,001,514
11,380	Hyundai Development Co.	466,398
6,080	Hyundai Engineering & Construction Co., Ltd.*	321,282
5,820	Hyundai Mipo Dockyard Co., Ltd.	599,345
6,120	Hyundai Mobis	560,849
37,158	Hyundai Motor Co.	3,130,804
1,130	Hyundai Motor Co., GDR (b)	46,906
5,070	Hyundai Steel Co.	180,629
8,890	Industrial Bank of Korea	159,055
83,117	Kookmin Bank	6,726,481
4,560	Kookmin Bank, ADR	367,445
21,080	Korea Electric Power Corp.	806,932
44,430	Korea Investment Holdings Co., Ltd.	1,797,812
6,500	Korea Kumho Petrochemical Co., Ltd.	169,709
1,316	Korea Zinc Co., Ltd.	113,619
5,310	Korean Air Lines Co., Ltd.	167,361
40	KT Corp.	1,745
11,605	KT Corp., ADR	256,470
11,660	KT&G Corp.	684,063
32,200	LG Electronics Inc.	2,157,050
5,730	LG International Corp.	128,446
68,500	LG Philips LCD Co., Ltd., ADR*	1,361,095
6,680	LS Cable Ltd.	223,744
6,600	NHN Corp.*	623,373
7,064	POSCO	1,774,542
19,324	Samsung Electronics Co., Ltd.	13,065,585
30	Samsung Electronics Co., Ltd., GDR (b)	10,200
770	Samsung Electronics Co., Ltd., Registered Shares, GDR (b)	261,800
4,120	Samsung Engineering Co., Ltd.	191,354
1,777	Samsung Fire & Marine Insurance Co., Ltd.	249,540
8,230	Samsung Techwin Co., Ltd.	288,502
87,680	Shinhan Financial Group Co., Ltd.	3,953,740

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value

South Korea — 18.4% (continued)
6,937	Shinsegae Co., Ltd.	$3,441,982
15,160	SK Corp.	976,131
4,740	SK Telecom Co., Ltd.	922,016
13,330	Woori Finance Holdings Co., Ltd.	262,066

	Total South Korea	52,858,737

Sri Lanka — 0.2%
3,532,800	Dialog Telekom Ltd.	700,061

Taiwan — 14.0%
164,342	Asustek Computer Inc.	368,657
526,453	AU Optronics Corp.	779,302
202,568	Catcher Technology Co., Ltd.	1,588,575
1,170,789	Cathay Financial Holding Co., Ltd.	2,238,446
1	China Development Financial Holding Corp.*	0
636,671	China Steel Corp.	516,706
1,795,413	Chinatrust Financial Holding Co., Ltd.	1,176,058
212,160	Chunghwa Telecom Co., Ltd.	348,237
53,900	Compal Communications Inc.	229,369
191,135	Delta Electronics Inc.	531,592
120,281	E.Sun Financial Holding Co., Ltd.	71,659
2,179,960	Far Eastern Department Stores Co., Ltd.	1,046,943
419,958	Far Eastern Textile Co., Ltd.	294,873
147,000	Far EasTone Telecommunications Co., Ltd.	159,069
462,685	First Financial Holding Co., Ltd.	296,746
314,513	Formosa Chemicals & Fibre Corp.	453,620
83,000	Formosa Petrochemical Corp.	163,987
4,743	Formosa Plastics Corp.	6,459
21,600	High Tech Computer Corp.	544,941
871,996	Hon Hai Precision Industry Co., Ltd.	4,916,723
29,748	Hon Hai Precision Industry Co., Ltd., Registered Shares, GDR	340,615
880	Hon Hai Precision Industry Co., Ltd. GDR	10,076
1,438,000	Hung Poo Real Estate Development Corp.	1,420,560
273,520	Inventec Co., Ltd.	166,279
13,650	Largan Precision Co., Ltd.	282,966
76,676	Lite-On Technology Corp.*	95,207
68,640	Media Tek Inc.	625,916
804,000	Mega Financial Holding Co., Ltd.	533,980
410,572	Nan Ya Plastics Corp.	555,350
79,559	Nien Made Enterprises Co., Ltd.	62,392
27,196	Novatek Microelectronics Corp. Ltd.	133,917
691	Pacific Electric Wire & Cable Co., Ltd. (c)(d)	0
3,210,212	Polaris Securities Co., Ltd.*	1,366,089
3,493,969	Powerchip Semiconductor Corp.	2,309,913
52,900	Powertech Technology Inc.	147,931
352,667	Siliconware Precision Industries Co.	418,068
451,553	Taishin Financial Holdings Co., Ltd.*	215,489
392,009	Taiwan Cement Corp.	261,546
885,000	Taiwan Fertilizer Co., Ltd.	1,331,575
382,600	Taiwan Mobile Co., Ltd.	355,864
1,401,237	Taiwan Semiconductor Manufacturing Co., Ltd.	2,474,600
379,993	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	3,537,735
129,204	Tripod Technology Corp.	396,656
703,981	Unimicron Technology Corp.	981,110

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value

Taiwan — 14.0% (continued)
532,087	United Microelectronics Corp.	$291,120
910,828	United Microelectronics Corp., ADR	2,778,026
174,381	Wistron Corp.	193,733
1,379,000	Yageo Corp.*	475,748
360,200	Yageo Corp., GDR*	620,949
3,042,314	Yuanta Core Pacific Securities Co.	2,089,920

	Total Taiwan	40,205,292

Thailand — 3.5%
143,050	Advanced Info Service Public Co., Ltd.	344,538
875,800	Bangkok Bank Public Co., Ltd. (d)	2,563,886
149,500	Bangkok Bank Public Co., Ltd., NVDR	417,764
80,300	Banpu Public Co., Ltd.	301,325
1,438,200	Kasikornbank Public Co., Ltd., NVDR	2,392,216
1,467,100	Krung Thai Bank Public Co., Ltd.	447,060
611,200	Land & Houses Public Co., Ltd., NVDR	117,116
150,709	PTT Chemical Public Co., Ltd.	310,844
199,700	PTT Public Co., Ltd.	1,254,270
11,500	Siam Cement Public Co., Ltd.	71,617
61,300	Siam Cement Public Co., Ltd., NVDR	355,646
223,200	Thai Oil Public Co., Ltd.	362,347
47,000	Total Access Communication Public Co., Ltd.*	188,000
3,029,500	True Corp. Public Co., Ltd.*	759,895

	Total Thailand	9,886,524

Turkey — 2.0%
112,977	Akbank TAS	617,150
367	Aktas Electric Ticaret AS (c)(d)*	0
11,037	Anadolu Efes Biracilik ve Malt Sanayii AS	293,918
23,003	Arcelik AS	148,432
1,749	BIM Birlesik Magazalar AS	63,296
77,219	Bolu Cimento Sanayii AS	150,800
24,000	Coca-Cola Icecek Uretim AS*	113,896
29,226	Denizbank AS*	283,379
70,055	Dogan Sirketler Grubu Holdings AS	298,971
25,491	Dogus Otomotiv Servis ve Ticaret AS	106,176
13,617	Enka Insaat ve Sanayi AS	113,436
29,502	Eregli Demir ve Celik Fabrikalari TAS	144,035
78,190	Haci Omer Sabanci Holding AS	296,316
23,628	Koc Holding AS*	87,929
18,742	Petrol Ofisi AS	71,026
40,975	Tofas Turk Otomobil Fabrikasi AS	111,915
36,335	Trakya Cam Sanayii AS	88,822
20,322	Tupras-Turkiye Petrol Rafinerileri AS	371,194
12,136	Turk Demir Dokum Fabrikalari AS	101,099
8,700	Turk Ekonomi Bankasi AS	84,951
82,064	Turkcell Iletisim Hizmet AS	381,041
134,338	Turkiye Garanti Bankasi AS	392,603
190,797	Turkiye Is Bankasi, Class C Shares	1,100,877
54,698	Turkiye Vakiflar Bankasi T.A.O., Class D Shares	252,108
128,000	Vestel Beyaz Esya Sanayi ve Ticaret AS*	163,441

	Total Turkey	5,836,811

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares	Security	Value

United Kingdom — 1.4%
31,000	Anglo American PLC	$1,337,859
8,423	Burren Energy PLC	147,408
52,200	Peter Hambro Mining PLC*	1,252,141
341,300	Tanjong PLC	1,223,896

	Total United Kingdom	3,961,304

United States — 0.8%
47,600	BMB Munai Inc.*	285,600
35,900	Caspian Services Inc.*	188,475
77,663	Reliance Demerger Energy Capital (c)	1,246,722
6,924	Southern Copper Corp.	639,224

	Total United States	2,360,021

	TOTAL COMMON STOCKS (Cost — $177,557,035)	267,713,876

PREFERRED STOCKS — 5.8%

Brazil — 4.4%
5,800	All America Latina Logistica SA, 0.510%	487,653
18,066	Banco Bradesco SA, 2.890%	586,602
98,450	Banco Itau Holding Financeira SA, 2.590% (a)	2,966,722
13,600	Bradespar SA, 3.790%	481,487
71,108	Itausa - Investimentos Itau SA, 3.160%	300,608
64,100	Tam SA, 0.280%	1,990,895
150,000	Tele Norte Leste Participacoes SA, 5.430%	1,947,915
576	Telefonica Data Brasil Holding, 0.000%*	0
475,782,900	Tim Participacoes SA, 2.330%	1,369,064
37,521	Universo Online SA*	214,706
70,900	Usinas Siderurgicas de Minas Gerais SA, Class A Shares, 6.670% (a)	2,226,275

	Total Brazil	12,571,927

Russia — 0.7%
892	Transneft, 0.000% (c)	1,801,840

South Korea — 0.7%
7,700	Hyundai Motor Co., Ltd., 0.000%	385,260
5,410	LG Electronics Inc., 0.000%	209,625
2,853	Samsung Electronics Co., Ltd., 0.000%	1,483,851

	Total South Korea	2,078,736

	TOTAL PREFERRED STOCKS (Cost — $10,411,173)	16,452,503

Face Amount
CORPORATE NOTE — 0.1%
UNITED KINGDOM — 0.1%
$13,340	UBS AG London, Structured Note, due 10/6/06 (Cost — $154,658)	345,639

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Warrants	Security	Value
WARRANTS — 0.0%

Hong Kong — 0.0%
76,500	China Overseas Land & Investment Ltd., Expires 7/18/07*	$11,312

United Kingdom — 0.0%
2,425	Sun TV Ltd., Expires 4/27/07(c)*	62,455

	TOTAL WARRANTS (Cost — $48,277)	73,767

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $188,171,143)	284,585,785

Face Amount
SHORT-TERM INVESTMENT — 0.9%
REPURCHASE AGREEMENT — 0.9%
$2,640,000	State Street Bank & Trust Co. repurchase agreement dated 8/31/06, 4.810% due 9/1/06; Proceeds at maturity — $2,640,353; (Fully collateralized by U.S. Treasury Bond, 4.500% due 2/15/36; Market value — $2,703,600) (Cost — $2,640,000)	2,640,000

	TOTAL INVESTMENTS — 100.2% (Cost — $190,811,143#)	287,225,785
	Liabilities in Excess of Other Assets — (0.2)%	(462,652)

	TOTAL NET ASSETS — 100.0%	$286,763,133

*	Non-income producing security.
#	Aggregate cost for federal income tax purposes is $194,962,725.
(a)	All or a portion of this security is segregated for foreign currency contracts.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(c)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).
(d)	Illiquid security.

Abbreviations used in this schedule:

ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
NVDR	—	Non-Voting Depositary Receipt

Summary of Investments by Industry* (unaudited)
Energy	21.1%
Financials	21.0
Information Technology	16.4
Materials	12.2
Telecommunication Services	8.0
Industrials	7.7
Consumer Discretionary	7.6
Consumer Staples	2.5
Utilities	1.4
Health Care	0.6
Exchange Traded Funds	0.5
Short-Term Investment	1.0

100.0%

*	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Government Money Investments

Face Amount	Security	Value
SHORT-TERM INVESTMENTS — 100.7%

U.S. Government Agencies — 100.7%
	Federal Farm Credit Bank (FFCB), Discount Notes:
$ 3,500,000	5.125% due 9/25/06 (a)	$3,488,100
3,500,000	5.329% due 10/16/06 (a)	3,477,058
3,500,000	5.316% due 12/29/06 (a)	3,439,839
	Federal Home Loan Bank (FHLB), Discount Notes:
48,431,000	4.921% due 9/1/06 (a)	48,431,000
3,500,000	5.145% due 9/6/06 (a)	3,497,501
3,000,000	5.242% due 9/13/06 (a)	2,994,797
3,500,000	5.155% due 10/30/06 (a)	3,470,688
3,500,000	5.203% due 11/15/06 (a)	3,462,521
3,000,000	5.210% due 11/24/06 (a)	2,963,985
	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes:
2,127,000	5.077% due 9/19/06 (a)	2,121,704
3,000,000	5.338% due 10/3/06 (a)	2,985,979
1,000,000	5.183% due 10/5/06 (a)	995,136
3,500,000	5.281% due 10/6/06 (a)	3,482,203
3,000,000	5.373% due 11/14/06 (a)	2,967,440
	Series RB:
1,380,000	5.171% due 10/10/06 (a)	1,372,316
3,000,000	5.191% due 10/10/06 (a)	2,983,262
3,500,000	5.351% due 10/17/06 (a)	3,476,387
3,000,000	5.151% due 11/21/06 (a)	2,966,115
	Federal National Mortgage Association (FNMA):
1,025,000	5.000% due 1/15/07	1,023,211
	Discount Notes:
3,500,000	5.204% due 9/1/06 (a)	3,500,000
3,000,000	5.212% due 9/5/06 (a)	2,998,273
3,500,000	5.218% due 9/8/06 (a)	3,496,468
3,000,000	5.071% due 9/15/06 (a)	2,994,178
2,877,000	5.294% due 9/27/06 (a)	2,866,112
3,500,000	5.167% due 10/11/06 (a)	3,480,050
3,500,000	5.306% due 10/25/06 (a)	3,472,490
3,000,000	5.203% due 11/15/06 (a)	2,967,875
4,400,000	Notes, 4.810% due 9/22/06 (b)	4,399,885

	TOTAL INVESTMENTS — 100.7% (Cost — $129,774,573#)	129,774,573
	Liabilities in Excess of Other Assets — (0.7)%	(838,633)

	TOTAL NET ASSETS — 100.0%	$128,935,940

(a)	Rate shown represents yield-to-maturity.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2006.
#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Security	Value
MORTGAGE-BACKED SECURITIES — 37.9%
FHLMC — 2.9%
	Federal Home Loan Mortgage Corp. (FHLMC):
$ 265,490	8.500% due 12/1/07-7/1/17 (a)	$281,178
21,620	9.500% due 10/1/08-8/1/16 (a)	22,644
140,478	8.000% due 4/1/09-6/1/17 (a)	146,429
17,108	10.000% due 4/1/09-10/1/09 (a)	17,805
8,589	10.250% due 5/1/09-2/1/10 (a)	9,023
10,196	9.000% due 8/1/09-10/1/09 (a)	10,455
31,339	11.500% due 10/1/15 (a)	34,628
600,000	5.000% due 12/15/17 (a)	587,625
8,053	13.016% due 2/15/24 (a)(b)(c)	2,540
219,923	4.354% due 12/1/34 (a)(b)	214,475
203,628	4.081% due 1/1/35 (a)(b)	197,582
36,276	5.000% due 3/1/35 (a)	34,811
929,893	5.500% due 4/15/35 (a)	931,189
1,472,959	5.362% due 4/1/36 (a)(b)	1,467,062
	Gold:
47,722	8.500% due 9/1/08-2/1/18 (a)	50,051
34,022	8.000% due 8/1/09-8/1/12 (a)	34,931
3,796	9.500% due 4/1/10 (a)	3,956
139,616	7.000% due 5/1/12-8/1/12 (a)	142,997
370,815	5.500% due 10/1/13-4/1/18 (a)	370,436
200,975	6.500% due 7/1/14 (a)	199,469
26,037	6.000% due 5/1/16-2/1/32 (a)	26,216
4,604,052	6.000% due 5/1/17-1/1/36 (a)	4,630,193
1,863,328	5.500% due 8/1/17-7/1/18 (a)	1,860,586
27,997	4.500% due 8/1/18 (a)	26,952
3,798,605	5.000% due 12/1/18-1/1/36 (a)	3,717,676
15,460	5.000% due 7/1/19 (a)(b)	15,159
5,301,135	5.000% due 2/1/20-7/1/21 (a)(b)	5,191,295
1,064,937	4.500% due 7/1/20-8/1/20 (a)	1,023,457
207,260	5.000% due 7/1/20-8/1/20 (a)	203,166
1,000,000	5.000% due 9/13/36 (d)	958,750

	TOTAL FHLMC	22,412,736

FNMA — 33.6%
	Federal National Mortgage Association (FNMA):
28,967	9.000% due 3/1/08-4/1/09 (a)	29,284
8,010,933	5.500% due 12/1/08-7/1/33 (a)	7,965,904
18,844	8.500% due 2/1/09-6/1/17 (a)	19,485
27,992	9.500% due 11/1/09-11/1/21 (a)	28,918
767,105	5.507% due 12/1/11 (a)	772,983
6,798	10.750% due 10/1/12 (a)	7,088
13,540,827	6.000% due 4/1/16-3/1/36 (a)	13,561,016
7,169,522	6.000% due 4/1/16-7/1/36 (a)	7,194,548
15,655	8.000% due 8/1/17 (a)	16,505
559,986	5.500% due 11/1/17-10/18/27 (a)	558,904
231,574	5.500% due 11/1/17-1/1/20 (a)(b)	231,220
4,249,282	5.000% due 1/1/18-6/1/36 (a)(b)	4,122,595
1,063,597	5.000% due 5/1/18-11/1/20 (a)(b)	1,042,681
7,129,567	4.000% due 7/1/18-8/1/19 (a)(b)	6,717,297
65,006	4.000% due 7/1/18 (a)(b)	61,336

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Security	Value
FNMA — 33.6% (continued)
$ 906,120	5.000% due 9/1/18-9/1/35 (a)	$882,184
36,012,655	5.500% due 11/1/18-6/1/36 (a)(b)	35,527,377
2,446,280	4.500% due 5/1/19-10/1/35 (a)	2,309,288
348,578	4.000% due 7/1/19 (a)	328,368
26,443	4.000% due 7/1/19 (a)	24,910
7,514,649	5.000% due 12/1/19-5/1/36 (a)	7,271,274
162,152	4.500% due 1/1/20-10/1/35 (a)	151,096
4,905	10.000% due 1/1/21 (a)	5,400
10,000,000	5.500% due 9/18/21 (d)	9,965,620
7,442,585	6.500% due 11/1/23-3/1/36 (a)	7,569,293
404,147	7.000% due 9/1/26-2/1/33 (a)	416,039
18,184	6.572% due 1/1/30 (a)(b)	18,237
55,236	6.565% due 3/1/30 (a)(b)	54,641
118,780	5.774% due 10/25/30 (a)(b)	119,240
152,363	6.000% due 1/1/32-5/1/35 (a)(b)	152,908
257,493	5.730% due 5/18/32 (a)(b)	259,591
200,848	7.000% due 6/1/32-12/1/32 (a)	206,649
477,621	6.500% due 8/1/32-11/1/35 (a)	486,373
12,050,498	6.000% due 2/1/33-6/1/36 (a)(b)	12,125,879
801,559	3.996% due 4/1/34 (a)(b)	780,720
527,041	4.217% due 12/1/34 (a)(b)	512,571
74,375	4.252% due 12/1/34 (a)(b)	72,472
7,544,037	4.500% due 1/1/35-11/1/35 (a)(b)	7,029,667
1,274,717	4.593% due 9/1/35 (a)(b)	1,266,401
832,228	6.283% due 10/1/35 (a)(b)	859,771
1,365,733	6.286% due 10/1/35 (a)(b)	1,410,932
568,237	6.279% due 11/1/35 (a)(b)	587,029
280,386	6.287% due 11/1/35 (a)(b)	289,665
283,487	6.288% due 11/1/35 (a)(b)	292,869
275,389	6.289% due 11/1/35 (a)(b)	284,503
276,795	6.290% due 11/1/35 (a)(b)	285,962
284,372	6.292% due 11/1/35 (a)(b)	293,790
5,060,535	5.018% due 1/1/36 (a)(b)	4,972,112
500,000	4.500% due 9/13/36 (d)	465,625
3,600,000	5.000% due 9/13/36 (d)(e)	3,449,250
51,800,000	5.500% due 9/13/36-10/12/36 (d)(e)	50,833,555
7,300,000	6.000% due 9/13/36 (d)(e)	7,309,125
32,900,000	6.500% due 9/13/36-10/12/36 (d)(e)	33,384,650
16,200,000	5.000% due 10/12/36 (d)(e)	15,516,554
4,100,000	6.000% due 10/12/36 (d)(e)	4,101,279
233,674	6.167% due 4/1/40 (a)(b)	236,678
940,000	Grantor Trust, 5.763% due 12/25/11 (a)	966,576

	TOTAL FNMA	255,405,887

GNMA — 1.4%
	Government National Mortgage Association (GNMA):
130,479	6.500% due 6/15/08 (a)	131,039
9,619	11.000% due 7/15/10-9/15/10 (a)	10,373
816,994	6.000% due 6/20/15 (a)	832,021
145,052	8.500% due 11/20/16-8/15/30 (a)	155,157
24,519	9.500% due 12/15/16-8/15/19 (a)	26,750
79,735	9.000% due 4/20/17-9/15/30 (a)	85,698

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount		Security	Value
GNMA — 1.4% (continued)
$ 229,730		5.880% due 12/16/25 (a)(b)	$232,262
348,301		5.375% due 2/20/26-5/20/30 (a)(b)	350,144
101,862		5.125% due 10/20/27 (a)(b)	102,554
3,592		8.000% due 3/20/30 (a)	3,794
180,457		5.730% due 3/16/32 (a)(b)	181,920
155,290		5.000% due 1/15/33 (a)	150,599
26,213		5.500% due 8/15/33 (a)	26,000
41,426		4.500% due 9/15/33 (a)	39,054
6,385,617		5.000% due 9/15/33-10/15/33 (a)	6,192,696
887,956		3.750% due 5/20/34 (a)(b)	866,080
1,000,000		6.000% due 10/19/36 (d)	1,008,438

		TOTAL GNMA	10,394,579

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $290,130,653)	288,213,202

	Rating‡
ASSET-BACKED SECURITIES — 5.8%

Airlines — 0.0%
40,000	NR	US Air Pass-Through Trust, 10.375% due 3/1/49 (f)	0

Automobiles — 2.5%
2,450,000	AAA	Capital Auto Receivables Asset Trust, Series 2005-1, Class A4, 4.050% due 7/15/09 (a)	2,425,376
1,825,000	AAA	Chase Manhattan Auto Owner Trust, Series 2005-B, Class A3, 4.840% due 7/15/09 (a)	1,818,023
2,225,000	AAA	DaimlerChrysler Auto Trust, Series 2005-B, Class A3, 4.040% due 9/8/09 (a)(b)	2,204,667
		Ford Credit Auto Owner Trust:
1,554,507	AAA	Series 2005-A, Class A3, 3.480% due 11/15/08 (a)	1,541,951
2,100,000	AAA	Series 2006-A, Class A3, 5.050% due 11/15/09 (a)	2,095,161
2,870,000	AAA	Honda Auto Receivables Owner Trust, Series 2005-5, Class A3, 4.610% due 8/17/09 (a)	2,851,024
7,836	AAA	M&I Auto Loan Trust, Series 2003-1, Class A3, 2.310% due 2/20/08 (a)	7,823
2,375,000	AAA	Nissan Auto Receivables Owner Trust, Series 2005-B, Class A3, 3.990% due 7/15/09 (a)	2,350,294
1,850,000	AAA	USAA Auto Owner Trust, Series 2005-4, Class A4, 4.890% due 8/15/12 (a)	1,841,643
1,525,000	AAA	Wachovia Auto Owner Trust, Series 2005-B, Class A3, 4.790% due 4/20/10 (a)	1,517,275
390,262	AAA	WFS Financial Owner Trust, Series 2005-1, Class A3, 3.590% due 10/19/09 (a)	386,419

		Total Automobiles	19,039,656

Credit Card — 1.3%
1,500,000	AAA	Bank One Issuance Trust, Series 2003-A9, Class A9, 3.860% due 6/15/11 (a)	1,463,714
1,875,000	AAA	Discover Card Master Trust I, Series 2005-01, Class A, 5.340% due 9/16/10 (a)(b)	1,876,756
		MBNA Credit Card Master Note Trust:
1,775,000	AAA	Series 2003-A7, Class A7, 2.650% due 11/15/10 (a)	1,701,477
1,575,000	AAA	Series 2004-A4, Class A4, 2.700% due 9/15/09 (a)	1,551,463
1,650,000	AAA	Series 2005-A7, Class A7, 4.300% due 2/15/11 (a)	1,625,876
1,900,000	AAA	Series 2006-A1, Class A1, 4.900% due 7/15/11 (a)	1,893,812

		Total Credit Card	10,113,098

Home Equity — 2.0%
1,151,213	AAA	Accredited Mortgage Loan Trust, Series 2005-3, Class A1, 5.564% due 10/25/35 (a)(b)	1,152,948
513,152	AAA	ACE Securities Corp., Series 2004-SD1, Class A1, 5.814% due 11/25/33 (a)(b)	515,400
692,880	AAA	Bear Stearns Asset Backed Securities Inc., Series 2004-FR3, Class 1A2, 5.844% due 10/25/34 (a)(b)	695,304
		Chase Funding Mortgage Loan Asset-Backed Certificates:
4,929	AAA	Series 2002-2, Class 2A1, 5.574% due 5/25/32 (a)(b)	4,934
5,179	AAA	Series 2002-3, Class 2A1, 5.644% due 8/25/32 (a)(b)	5,184

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Home Equity — 2.0% (continued)
		Countrywide Asset-Backed Certificates:
$ 4,685	AAA	Series 2001-BC3, Class A, 5.804% due 12/25/31 (a)(b)	$4,689
5,025	AAA	Series 2002-3, Class 1A1, 5.694% due 5/25/32 (a)(b)	5,031
12,759	AAA	Series 2003-BC2, Class 2A1, 5.624% due 6/25/33 (a)(b)	12,771
47,886	AAA	Series 2004-S1, Class A1, 5.544% due 12/25/18 (a)(b)	47,917
492,066	AAA	Series 2004-SD4, Class A1, 5.704% due 10/25/34 (a)(b)(g)	492,894
400,000	AAA	Series 2005-4, Class AF3, 4.456% due 5/25/35 (a)(b)	394,916
2,100,000	AAA	Series 2006-SD3, Class A1, 5.644% due 7/25/36 (a)(b)(g)	2,100,000
		Countrywide Home Equity Loan Trust:
8,970	AAA	Series 2002-C, Class A, 5.570% due 5/15/28 (a)(b)	8,979
1,002,621	AAA	Series 2005-F, Class 2A, 5.570% due 10/15/35 (a)(b)	1,003,699
898,124	AAA	Series 2005-H, Class 2A, 5.570% due 10/25/35 (a)(b)	900,019
1,453	AAA	Delta Funding Home Equity Loan Trust, Series 1998-4, Class A1A, 6.530% due 2/15/31 (a)(b)	1,454
		EMC Mortgage Loan Trust:
14,386	AAA	Series 2002-B, Class A1, 5.974% due 10/25/32 (a)(b)(g)	14,386
78,406	AAA	Series 2003-A, Class A1, 5.874% due 8/25/40 (a)(b)(g)	79,178
1,335,230	AAA	GSAMP Trust, Series 2006-S2, Class A1A, 5.394% due 4/25/36 (a)(b)	1,336,056
		Option One Mortgage Loan Trust:
8,108	AAA	Series 2002-6, Class A2, 5.724% due 1/25/33 (a)(b)	8,124
15,786	AAA	Series 2003-1, Class A2, 5.744% due 2/25/33 (a)(b)	15,822
100,000	AAA	Public Service New Hampshire Funding LLC, Series 2001-1, Class A3, 6.480% due 5/1/15 (a)	105,636
2,865,839	AAA	Residential Asset Securities Corp., Series 2006-EMX6, Class A1, 5.460% due 10/25/30 (a)(b)	2,867,608
917,403	AAA	Residential Funding Mortgage Securities II Inc., Series 2005-HS1, Class AI1, 5.444% due 7/25/20 (a)(b)	915,669
1,877,133	AAA	SACO I Trust, Series 2006-7, Class A1, 5.515% due 7/25/36 (a)(b)	1,878,291
		Structured Asset Securities Corp.:
62,024	AAA	Series 2002-14A, Class 2A1, 6.150% due 7/25/32 (a)	63,235
436,287	AAA	Series 2003-AL1, Class A, 3.357% due 4/25/31 (a)(g)	393,306

		Total Home Equity	15,023,450

		TOTAL ASSET-BACKED SECURITIES (Cost — $44,335,570)	44,176,204

COLLATERALIZED MORTGAGE OBLIGATIONS — 16.4%
		Banc of America Commercial Mortgage Inc.:
968,411	Aaa(h)	Series 2001-1, Class A2, 6.503% due 4/15/36 (a)	1,007,159
864,562	AAA	Series 2003-1, Class A1, 3.878% due 9/11/36 (a)	833,277
1,060,000	AAA	Series 2005-1, Class A4, 5.039% due 11/10/42 (a)(b)	1,048,005
1,000,000	AAA	Series 2005-3, Class A3A, 4.621% due 7/10/43 (a)	965,746
		Banc of America Funding Corp.:
13,984	AAA	Series 2003-1, Class A1, 6.000% due 5/20/33 (a)	13,914
698,601	AAA	Series 2005-B, Class 2A1, 5.111% due 4/25/35 (a)(b)	692,930
428,630	Aaa(h)	Bank of America Alternative Loan Trust, Series 2004-6, Class 4A1, 5.000% due 7/25/19 (a)	421,510
1,200,000	AAA	Bank of America-First Union NB Commercial Mortgage, Series 2001-3, Class A2, 5.464% due 4/11/37 (a)	1,207,631
201,395	AAA	Bayview Financial Acquisition Trust, Series 2003-F, Class A, 5.828% due 9/28/43 (a)(b)	201,592
132,993	AAA	Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11, Class 1A1, 5.622% due 2/25/33 (a)(b)	132,518
		Bear Stearns Alt-A Trust:
917,816	AAA	Series 2005-2, Class 2A4, 4.750% due 4/25/35 (a)(b)	904,649
529,549	AAA	Series 2005-4, Class 23A2, 5.406% due 5/25/35 (a)(b)	527,719
		Bear Stearns Commercial Mortgage Securities Inc.:
1,725,000	Aaa(h)	Series 2003-T12, Class A4, 4.680% due 8/13/39 (a)	1,658,398
325,000	AAA	Series 2004-PWR6, Class A6, 4.825% due 11/11/41 (a)	311,646
1,030,000	Aaa(h)	Series 2005-PWR7, Class A2, 4.945% due 2/11/41 (a)	1,013,078

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 16.4% (continued)
$ 97,502	Aaa(h)	Capco America Securitization Corp., Series 1998-D7, Class A1A, 5.860% due 10/15/30 (a)	$97,381
		Chase Commercial Mortgage Securities Corp.:
2,000,000	AAA	Series 1997-1, Class D, 7.370% due 6/19/29 (a)	2,017,080
410,000	AAA	Series 2000-3, Class A2, 7.319% due 10/15/32 (a)	436,699
1,625,000	AAA	Chase Manhattan Bank-First Union National Bank, Series 1999-1, Class A2, 7.439% due 8/15/31 (a)	1,712,755
		Commercial Mortgage Acceptance Corp.:
100,000	AAA	Series 1997-ML1, Class A3, 6.570% due 12/15/30 (a)	100,755
678,382	AAA	Series 1998-C2, Class A2, 6.030% due 9/15/30 (a)	683,217
920,000	AAA	Commercial Mortgage Asset Trust, Series 1999-C2, Class A2, 7.546% due 11/17/32 (a)(b)	969,017
		Commercial Mortgage Pass Through Certificates:
1,475,000	AAA	Series 2004-LB2A, Class A3, 4.221% due 3/10/39 (a)	1,420,647
800,000	AAA	Series 2005-F10A, Class MOA1, 5.510% due 3/15/20 (a)(b)(g)	800,626
		Countrywide Alternative Loan Trust:
1,946,965	AAA	Series 2005-24, Class 4A1, 5.556% due 7/20/35 (a)(b)	1,952,033
830,012	AAA	Series 2005-27, Class 2A3, 5.992% due 8/25/35 (a)(b)	835,848
1,693,624	AAA	Series 2005-59, Class 1A1, 5.655% due 10/25/35 (a)(b)	1,700,292
		Countrywide Home Loans:
929,424	AAA	Series 2005-11, Class 3A3, 5.622% due 7/25/35 (a)(b)	929,714
823,459	AAA	Series 2005-11, Class 6A1, 5.624% due 3/25/35 (a)(b)	825,388
1,010,922	AAA	Series 2005-R1, Class 1AF1, 5.684% due 3/25/35 (a)(b)(g)	1,014,584
3,087,423	Aaa(h)	CS First Boston Mortgage Securities Corp., Series 1998-C2, Class A2, 6.300% due 11/11/30 (a)	3,143,875
108,905	Aaa(h)	Deutsche Mortgage and Asset Receiving Corp., Series 1998-C1, Class A2, 6.538% due 6/15/31 (a)	110,109
		DLJ Commercial Mortgage Corp.:
1,445,000	Aaa(h)	Series 1999-CG3, Class A1B, 7.340% due 10/10/32 (a)	1,525,837
1,630,327	Aaa(h)	Series 2000-CKP1, Class A1B, 7.180% due 11/10/33 (a)	1,727,728
748,815	AAA	Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR2, Class A2B, 5.725% due 11/19/44 (a)(b)	752,789
		Federal Home Loan Mortgage Corp. (FHLMC):
2,730,000	AAA	PAC-1(11), Series 3078, Class PA, 5.500% due 7/15/24 (a)	2,737,666
1,225,000	AAA	Series 2911, Class BU, 5.000% due 9/15/23 (a)	1,217,236
2,248,567	AAA	Series 2966, Class NW, 5.000% due 8/15/25 (a)	2,235,327
1,003,340	AAA	Series 3084, Class BC, 5.500% due 12/15/24 (a)	1,006,379
1,770,385	AAA	Series 3110, Class HA, 5.500% due 1/15/27 (a)	1,774,844
1,308,052	AAA	Series 3131, Class MA, 5.500% due 11/15/27 (a)	1,312,460
2,074,503	AAA	STRIPS, Series 231, Class IO, 5.500% due 8/1/35 (a)(c)	516,518
2,111,585	AAA	STRIPS, Series 232, Class IO, 5.000% due 8/1/35 (a)(c)	527,379
2,407,375	AAA	Structured Pass Through Securities, Series T-61, Class 1A1, 5.682% due 7/25/44 (a)(b)	2,465,887
		Federal National Mortgage Association (FNMA):
		Grantor Trust:
347,460	AAA	Series 2000-T06, Class A3, 5.658% due 1/25/28 (a)(b)	356,495
205,522	AAA	Series 2002-T06, Class A1, 3.310% due 2/25/32 (a)	188,987
1,397,110	AAA	Series 2005-057, Class PA, PAC, 5.500% due 5/25/27 (a)	1,399,101
740,695	AAA	Series 2005-058, Class EP, PAC, 5.500% due 7/25/35 (a)	740,345
1,520,000	AAA	Series 2005-084, Class XM, 5.750% due 10/25/35 (a)	1,531,700
971,546	AAA	Series 2005-105, Class TL, PAC, 5.500% due 11/25/31 (a)	973,343
2,589,023	AAA	Series 367, Class 2, IO, 5.500% due 1/25/36 (a)(c)	660,754
		First Union National Bank Commercial Mortgage:
1,525,000	AAA	Series 1999-C4, Class A2, 7.390% due 12/15/31 (a)	1,611,257
1,700,000	AAA	Series 2001-C2, Class A2, 6.663% due 1/12/43 (a)	1,787,537
925,000	AAA	Series 2001-C3, Class A3, 6.423% due 8/15/33 (a)	967,258
1,579,591	AAA	Series 2001-C4, Class A1, 5.673% due 12/12/33 (a)	1,591,048

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 16.4% (continued)
$ 672,778	AAA	First Union-Lehman Brothers-Bank of America, Series 1998-C2, Class A2, 6.560% due 11/18/35 (a)	$682,462
		GE Capital Commercial Mortgage Corp.:
1,130,000	Aaa(h)	Series 2002-1A, Class A3, 6.269% due 12/10/35 (a)	1,179,949
1,850,000	AAA	Series 2005-C4, Class A4, 5.511% due 11/10/45 (a)(b)	1,841,347
		GMAC Commercial Mortgage Securities Inc.:
140,404	Aaa(h)	Series 1998-C1, Class A2, 6.700% due 5/15/30 (a)	142,706
722,694	Aaa(h)	Series 1999-C3, Class A2, 7.179% due 8/15/36 (a)	755,115
975,000	AA+	Series 2000-C2, Class B, 7.594% due 6/16/10 (a)	1,050,699
1,745,000	AAA	Series 2001-C1, Class A2, 6.465% due 4/15/34 (a)	1,820,781
		GS Mortgage Securities Corp. II:
1,195,281	AAA	Series 1998-C1, Class A3, 6.135% due 10/18/30 (a)	1,209,239
300,000	AAA	Series 2001-ROCK, Class A2, 6.624% due 5/3/18 (a)(g)	318,145
1,225,000	AAA	Series 2005-GG4, Class A4, 4.761% due 7/10/39 (a)	1,168,642
690,173	AAA	GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, 4.540% due 9/25/35 (a)(b)	679,515
888,874	AAA	Homebanc Mortgage Trust, Series 2005-04, Class A1, 5.594% due 1/25/35 (a)(b)	890,699
24,656	AAA	Impac CMB Trust, Series 2003-1, Class 1A1, 6.124% due 2/25/33 (a)(b)	24,683
		Indymac Index Mortgage Loan Trust:
773,675	AAA	Series 2004-AR15, Class 1A1, 5.087% due 2/25/35 (a)(b)	779,726
288,026	AAA	Series 2005-AR15, Class A2, 5.099% due 9/25/35 (a)(b)	278,577
		JPMorgan Chase Commercial Mortgage Securities Corp.:
635,000	AAA	Series 2003-C1, Class A2, 4.985% due 1/12/37 (a)	622,464
80,000	Aaa(h)	Series 2005-CB12, Class A4, 4.895% due 9/12/37 (a)	76,870
100,000	Aaa(h)	Series 2005-CB13, Class A4, 5.472% due 1/12/43 (a)(b)	99,181
1,200,000	Aaa(h)	Series 2005-LDP4, Class A4, 4.918% due 10/15/42 (a)(b)	1,153,867
2,697,105	AAA	JPMorgan Mortgage Trust, Series 2006-A2, Class 5A3, 3.753% due 11/25/33 (a)(b)	2,642,899
		LB Commercial Conduit Mortgage Trust:
2,042,012	AAA	Series 1998-C4, Class A2, 6.300% due 10/15/35 (a)	2,078,976
51,938	Aaa(h)	Series 1999-C2, Class A1, 7.105% due 10/15/32 (a)	52,138
		LB-UBS Commercial Mortgage Trust:
682,053	AAA	Series 2000-C5, Class A1, 6.410% due 12/15/19 (a)	688,123
1,150,000	AAA	Series 2004-C6, Class A2, 4.187% due 8/15/29 (a)	1,120,219
310,000	AAA	Series 2005-C3, Class A5, 4.739% due 7/15/35 (a)	295,027
400,000	AAA	Series 2005-C3, Class AAB, 4.664% due 10/17/14 (a)	385,972
		Lehman XS Trust:
1,125,241	AAA	Series 2005-5N, Class 1A1, 5.624% due 11/25/35 (a)(b)	1,129,084
727,620	AAA	Series 2005-7N, Class 1A1B, 5.624% due 12/25/35 (a)(b)	731,252
		MASTR Adjustable Rate Mortgages Trust:
1,600,000	AAA	Series 2004-13, Class 3A7, 3.786% due 11/21/34 (a)(b)	1,534,112
381,404	AAA	Series 2004-4, Class 4A1, 5.175% due 5/25/34 (a)(b)	379,504
446,507	AAA	Merrill Lynch Mortgage Investors Inc., Series 2005-A2, Class A2, 4.490% due 2/25/35 (a)(b)	437,683
670,000	AAA	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, 5.844% due 5/12/39 (a)(b)	683,371
		MLCC Mortgage Investors Inc.:
257,798	Aaa(h)	Series 2005-1, Class 2A1, 4.967% due 4/25/35 (a)(b)	255,166
790,580	Aaa(h)	Series 2005-1, Class 2A2, 4.967% due 4/25/35 (a)(b)	782,510
		Morgan Stanley Capital I:
1,700,000	Aaa(h)	Series 2003-IQ4, Class A2, 4.070% due 5/15/40 (a)	1,580,498
480,000	AAA	Series 2005-HQ6, Class A4A, 4.989% due 8/13/42 (a)	464,524
1,625,000	AAA	Morgan Stanley Dean Witter Capital I, Series 2001-TOP1, Class A4, 6.660% due 2/15/33 (a)	1,702,469
1,697,664	AAA	Mortgage Capital Funding Inc., Series 1998-MC1, Class A2, 6.663% due 3/18/30 (a)	1,719,505
		Nationslink Funding Corp.:
1,329,806	Aaa(h)	Series 1998-1, Class A3, 6.395% due 3/20/30 (a)	1,335,815
57,853	AAA	Series 1999-LTL1, Class A2, 6.867% due 1/22/26 (a)	60,209

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 16.4% (continued)
		Residential Asset Mortgage Products Inc.:
$ 25,125	AAA	Series 2003-RS4, Class AIIB, 5.654% due 5/25/33 (a)(b)	$25,417
333,256	AAA	Series 2004-SL4, Class A5, 7.500% due 7/25/32 (a)	339,817
202,893	AAA	Residential Asset Securities Corp., Series 2003-KS1, Class A1, 5.734% due 1/25/33 (a)(b)	203,115
		Small Business Administration:
779,321	NR	Series 1999-P10B, Class 1, 7.540% due 8/10/09 (a)	816,014
911,479	NR	Series 2000-P10A, Class 1, 8.017% due 2/10/10 (a)	963,976
1,222,412	NR	Series 2005-P10A, Class 1, 4.638% due 2/10/15 (a)	1,183,336
		Small Business Administration Participation Certificates:
564,151	NR	7.700% due 7/1/16 (a)	590,502
1,217,797	NR	Series 1993-20K, Class 1, 6.150% due 11/1/13 (a)	1,239,931
373,093	NR	Series 1995-20J, Class 1, 6.850% due 10/1/15 (a)	384,544
812,781	NR	Series 1995-20K, Class 1, 6.650% due 11/1/15 (a)	835,366
2,479,014	NR	Series 1999-20L, Class 1, 7.190% due 12/1/19 (a)	2,606,800
1,783,528	NR	Series 2000-20A, Class 1, 7.590% due 1/1/20 (a)	1,893,286
2,006,081	NR	Series 2002-20K, Class 1, 5.080% due 11/1/22 (a)	1,989,762
		Structured Adjustable Rate Mortgage Loan Trust:
1,450,599	AAA	Series 2004-06, Class 4A1, 4.843% due 6/25/34 (a)(b)	1,425,128
834,255	AAA	Series 2004-16, Class 1A2, 4.979% due 11/25/34 (a)(b)	839,085
934,708	AAA	Series 2005-19XS, Class 1A1, 5.644% due 9/25/35 (a)(b)	938,860
		Thornburg Mortgage Securities Trust, Series 2006-3:
1,963,815	Aaa(h)	Class A2, 5.429% due 6/25/09 (a)(b)	1,961,221
1,967,888	Aaa(h)	Class A3, 5.434% due 6/25/09 (a)(b)	1,964,511
		Washington Mutual Inc.:
1,880,789	AAA	Series 2003-R1, Class A1, 5.594% due 12/25/27 (a)(b)	1,880,933
116,441	AAA	Series 2004-AR11, Class A, 4.577% due 10/25/34 (a)(b)	114,432
702,042	AAA	Series 2004-AR12, Class A2A, 5.828% due 10/25/44 (a)(b)	703,557
1,000,000	AAA	Series 2005-AR04, Class A5, 4.673% due 4/25/35 (a)(b)	972,070
1,826,489	AAA	Series 2005-AR13, Class A1A1, 5.614% due 10/25/45 (a)(b)	1,839,178
1,559,415	AAA	Series 2005-AR19, Class A1A2, 5.614% due 12/26/45 (a)(b)	1,565,772
1,367,527	AAA	Washington Mutual Pass Through Certificates, Series 2005-AR15, Class A1A2, 5.604% due 12/25/45 (a)(b)	1,373,209
1,520,128	AAA	Wells Fargo Mortgage Backed Securities Trust, Series 2004-H, Class A1, 4.524% due 6/25/34 (a)(b)	1,479,008

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $124,644,808)	124,260,220

CORPORATE BONDS & NOTES — 13.5%

Aerospace & Defense — 0.1%
80,000	A	Boeing Capital Corp., 6.500% due 2/15/12 (a)	84,488
25,000	B+	DRS Technologies Inc., Senior Subordinated Notes, 6.625% due 2/1/16 (a)	24,438
70,000	BBB+	Loral Corp., Debentures, 7.000% due 9/15/23 (a)	78,320
105,000	BBB+	Northrop Grumman Corp., Debentures, 7.750% due 2/15/31 (a)	129,489
33,000	BBB	Raytheon Co., Notes, 6.150% due 11/1/08 (a)	33,578

		Total Aerospace & Defense	350,313

Auto Components — 0.0%
50,000	B-	Visteon Corp., Senior Notes, 8.250% due 8/1/10	49,250

Automobiles — 1.0%
		DaimlerChrysler North America Holding Corp.:
300,000	BBB	5.875% due 3/15/11 (a)	301,529
2,400,000	BBB	Medium-Term Notes, Series D, 5.780% due 9/10/07 (a)(b)	2,407,855

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Automobiles — 1.0% (continued)
		Notes:
$ 330,000	BBB	4.050% due 6/4/08 (a)	$321,864
2,800,000	BBB	5.740% due 3/13/09 (a)(b)	2,805,244
285,000	BBB	4.875% due 6/15/10 (a)	277,851
610,000	B+	Ford Motor Co., Notes, 7.450% due 7/16/31 (a)	481,900
		General Motors Corp., Senior Debentures:
1,325,000	B-	8.250% due 7/15/23 (a)	1,106,375
20,000	B-	8.375% due 7/15/33 (a)	16,850

		Total Automobiles	7,719,468

Beverages — 0.0%
215,000	A+	Anheuser-Busch Cos. Inc., Notes, 4.950% due 1/15/14 (a)	209,572

Capital Markets — 0.7%
275,000	A+	Bank of New York Co. Inc., Senior Notes, 3.750% due 2/15/08 (a)	269,308
20,000	B+	E*TRADE Financial Corp., Senior Notes, 7.375% due 9/15/13 (a)	20,300
		Goldman Sachs Group Inc., Notes:
230,000	A+	4.500% due 6/15/10 (a)	223,692
135,000	A+	4.750% due 7/15/13 (a)	128,688
180,000	A-	Lehman Brothers Holdings E-Capital Trust I, Notes, 6.173% due 8/19/65 (a)(b)	181,457
		Lehman Brothers Holdings Inc.:
300,000	A+	Medium-Term Notes, Series H, 4.500% due 7/26/10 (a)	291,236
350,000	A+	Notes, 4.000% due 1/22/08 (a)	344,101
		Morgan Stanley:
940,000	A+	5.050% due 1/21/11 (a)	928,216
25,000	A+	6.750% due 4/15/11 (a)	26,361
2,305,000	A+	Medium-Term Notes, 5.625% due 1/9/12 (a)	2,327,075
		Notes:
125,000	A+	5.800% due 4/1/07 (a)	125,212
60,000	A+	3.625% due 4/1/08 (a)	58,492

		Total Capital Markets	4,924,138

Chemicals — 0.0%
23,000	BB	IMC Global Inc., Series B, 10.875% due 6/1/08 (a)	24,667
9,000	BB	Lyondell Chemical Co., Senior Secured Notes, Series A, 9.625% due 5/1/07 (a)	9,225
29,000	BB+	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16 (a)	27,695

		Total Chemicals	61,587

Commercial Banks — 2.6%
90,000	A+	Bank One Corp., Notes, 2.625% due 6/30/08 (a)	85,946
200,000	AA-	Banque Paribas NY, Subordinated Notes, 6.875% due 3/1/09 (a)	207,349
1,000,000	A3(h)	Countrywide Bank NA, Certificate of Deposit, 5.340% due 9/15/06 (a)(b)	1,000,014
500,000	AAA	Depfa ACS Bank, Senior Notes, Series DTC, 3.625% due 10/29/08 (a)	485,807
425,000	AA-	Deutsche Bank AG NY, 3.843% due 3/15/07 (a)(b)	420,219
		Glitnir Banki HF:
270,000	A-	Notes, 6.330% due 7/28/11 (a)(g)	273,505
460,000	BBB+	Subordinated Notes, 6.693% due 6/15/16 (a)(b)(g)	468,660
		HBOS Treasury Services PLC, Notes:
195,000	AA	3.600% due 8/15/07 (a)(g)	191,835
415,000	AA	3.500% due 11/30/07 (a)(g)	406,378
		HSBC Bank USA:
1,575,000	AA	3.870% due 6/7/07 (a)	1,557,299
600,000	AA	Senior Notes, Series BKNT, 5.494% due 9/21/07 (a)(b)	600,815

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Commercial Banks — 2.6% (continued)
$ 690,000	A2(h)	Landsbanki Islands HF, 6.100% due 8/25/11 (a)(g)	$692,089
20,000	AA	Rabobank Capital Funding II, 5.260% due 12/31/13 (a)(b)(g)	19,415
40,000	AA	Rabobank Capital Funding Trust III, Subordinated Notes, 5.254% due 10/21/16 (a)(b)(g)	38,149
2,400,000	AAA	Rabobank Nederland, Senior Notes, 5.527% due 1/15/09 (a)(b)(g)	2,401,728
70,000	BBB-	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (a)(b)(g)	72,725
660,000	A	Royal Bank of Scotland Group PLC, 9.118% due 3/31/10 (a)	734,806
1,600,000	AA-	Santander US Debt SA, Notes, 5.540% due 2/6/09 (a)(b)(g)	1,602,376
400,000	BBB-	Shinsei Finance Cayman Ltd., Bonds, 6.418% due 7/20/16 (a)(b)(g)	395,727
10,000	A-	Sumitomo Mitsui Banking Corp., New York, Subordinated Notes, 8.000% due 6/15/12 (a)	11,218
		SunTrust Banks Inc.:
265,000	A+	Deposit Notes, 4.415% due 6/15/09 (a)	259,572
		Senior Notes:
385,000	A+	3.625% due 10/15/07 (a)	378,006
145,000	A+	4.000% due 10/15/08 (a)	141,462
		U.S. Bancorp:
2,100,000	AA-	Medium Term Notes, 5.358% due 4/28/09 (a)(b)	2,101,737
160,000	AA-	Senior Medium-Term Notes, Series N, 3.950% due 8/23/07 (a)	157,341
550,000	AA	U.S. Bank National Association, Senior Bank Notes, 4.400% due 8/15/08 (a)	543,150
2,275,000	AA-	Wachovia Bank NA, Senior Notes, Series DPNT, 5.489% due 3/23/09 (a)(b)	2,275,917
275,000	AA-	Wachovia Bank North America, Senior Bank Notes, 4.375% due 8/15/08 (a)	270,753
230,000	A-	Wachovia Capital Trust III, Bank Guaranteed, 5.800% due 3/15/11 (a)(b)	229,201
340,000	A	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14 (a)	334,324
		Wells Fargo & Co.:
200,000	AA	5.300% due 8/26/11 (a)	200,511
		Senior Notes:
25,000	AA	5.125% due 2/15/07 (a)	24,968
420,000	AA	4.200% due 1/15/10 (a)	407,282
165,000	AA	4.625% due 8/9/10 (a)	161,995
510,000	AA	4.875% due 1/12/11 (a)	503,365
10,000	AA-	Subordinated Notes, 5.000% due 11/15/14 (a)	9,714

		Total Commercial Banks	19,665,358

Commercial Services & Supplies — 0.1%
27,000	B	DynCorp International LLC/DIV Capital Corporation, Senior Subordinated Notes, 9.500% due 2/15/13 (a)	28,012
9,000	NR	NationsRent Inc., Secured Notes, 9.500% due 10/15/10 (a)	9,779
40,000	BB	Service Corp. International, Senior Notes, 8.000% due 6/15/17 (a)(g)	38,500
		Waste Management Inc.:
185,000	BBB	6.375% due 11/15/12 (a)	192,404
40,000	BBB	7.375% due 5/15/29 (a)	45,334
100,000	BBB	Senior Notes, 7.750% due 5/15/32 (a)	119,266
25,000	BB-	Windstream Corp., Senior Notes, 8.625% due 8/1/16 (a)(g)	26,563

		Total Commercial Services & Supplies	459,858

Consumer Finance — 1.0%
		Ford Motor Credit Co.:
100,000	B+	Bonds, 7.375% due 2/1/11 (a)	96,281
		Notes:
300,000	B+	7.375% due 10/28/09 (a)	294,446
30,000	B+	7.875% due 6/15/10 (a)	29,508
700,000	B+	7.000% due 10/1/13 (a)	654,194
		Senior Notes:
2,600,000	B+	5.800% due 1/12/09 (a)	2,492,019
674,000	B+	10.521% due 6/15/11 (a)(b)(g)	713,556
85,000	B+	7.250% due 10/25/11 (a)	81,319

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Consumer Finance — 1.0% (continued)
		General Motors Acceptance Corp.:
$ 100,000	BB	Global Notes, 5.125% due 5/9/08 (a)	$97,266
140,000	BB	Medium-Term Notes, 4.375% due 12/10/07 (a)	136,198
		Notes:
130,000	BB	6.125% due 8/28/07 (a)	129,277
220,000	BB	7.750% due 1/19/10 (a)	223,784
2,230,000	BB	Senior Notes, 5.850% due 1/14/09 (a)	2,165,446
360,000	BB	GMAC LLC, 6.125% due 1/22/08 (a)	355,838
90,000	A	SLM Corp., Notes, CPI-Indexed, 5.290% due 4/1/09 (b)	86,765
110,000	AAA	Toyota Motor Credit Corp., Notes, 2.875% due 8/1/08 (a)	105,418

		Total Consumer Finance	7,661,315

Containers & Packaging — 0.0%
10,000	CCC+	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14 (a)	9,675

Diversified Consumer Services — 0.0%
35,000	B	Hertz Corp., Senior Notes, 8.875% due 1/1/14 (a)(g)	36,487

Diversified Financial Services — 2.2%
200,000	BBB+	Aiful Corp., Notes, 5.000% due 8/10/10 (a)(g)	192,624
725,000	AA+	AIG SunAmerica Global Financing XII, Notes, 5.300% due 5/30/07 (a)(g)	724,345
800,000	BBB(i)	BAE Systems Holdings Inc., 5.805% due 8/15/08 (a)(b)(g)	800,039
		Bank of America Corp.:
470,000	AA-	5.375% due 8/15/11 (a)	472,440
		Subordinated Notes:
850,000	A+	7.800% due 2/15/10 (a)	916,945
50,000	A+	7.400% due 1/15/11 (a)	54,009
150,000	AA	Belvoir Land LLC, Series A-1, 5.270% due 12/15/47 (a)	136,965
70,000	A	CIT Group Inc., Senior Notes, 7.750% due 4/2/12 (a)	77,294
680,000	B+	El Paso Performance-Link, Notes, 7.750% due 7/15/11 (a)(g)	696,150
		General Electric Capital Corp.:
2,430,000	AAA	5.000% due 11/15/11 (a)	2,401,710
		Medium-Term Notes, Series A:
105,000	AAA	3.450% due 7/16/07 (a)	103,372
145,000	AAA	4.250% due 1/15/08 (a)	143,156
3,130,000	AAA	5.550% due 1/15/08 (a)(b)	3,134,188
330,000	AAA	4.125% due 9/1/09 (a)	320,878
1,175,000	AAA	Notes, 3.500% due 8/15/07 (a)	1,155,494
10,000	B	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Second Priority, Senior Secured Notes, 9.000% due 7/15/14 (a)	10,100
		HSBC Finance Corp.:
		Notes:
100,000	AA-	4.750% due 5/15/09 (a)	98,937
585,000	AA-	4.125% due 11/16/09 (a)	564,934
50,000	AA-	6.375% due 10/15/11 (a)	52,084
20,000	AA-	Senior Notes, 8.000% due 7/15/10 (a)	21,820
220,000	A	ILFC E-Capital Trust I, 5.900% due 12/21/65 (a)(b)(g)	220,158
240,000	AA	Irwin Land LLC, 5.300% due 12/15/35 (a)	221,381
		JPMorgan Chase & Co.:
210,000	A	5.150% due 10/1/15 (a)	203,402
500,000	A+	Senior Notes, 5.250% due 5/30/07 (a)	499,052
545,000	A	Subordinated Notes, 5.125% due 9/15/14 (a)	531,701

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Diversified Financial Services — 2.2% (continued)
$ 310,000	A-	JPMorgan Chase Capital XIII, Bonds, Series M, 6.449% due 9/30/34 (a)(b)	$312,050
310,000	AAA	MassMutual Global Funding II, 2.550% due 7/15/08 (a)(g)	295,034
190,000	BBB	MUFG Capital Finance 1 Ltd., 6.346% due 7/25/16 (a)(b)	190,537
425,000	A+	Nationwide Building Society, Notes, 4.250% due 2/1/10 (a)(g)	411,060
330,000	AA+	New York Life Global Funding, Notes, 3.875% due 1/15/09 (a)(g)	320,023
250,000	AA-	Pricoa Global Funding I, Secured Notes, 4.350% due 6/15/08 (a)(g)	245,549
205,000	AA	Principal Life Global Funding I, Notes, 3.625% due 4/30/08 (a)(g)	199,312
130,000	AAA	TIAA Global Markets Inc., Senior Notes, 3.875% due 1/22/08 (a)(g)	127,227
410,000	BB+	TNK-BP Finance SA, 7.500% due 7/18/16 (a)(g)	426,275
225,000	AAA	USAA Capital Corp., Medium-Term Notes, Series B, 4.000% due 12/10/07 (a)(g)	220,766

		Total Diversified Financial Services	16,501,011

Diversified Telecommunication Services — 0.6%
70,000	A	BellSouth Corp., Notes, 4.750% due 11/15/12 (a)	66,398
295,000	BBB+	British Telecommunications PLC, Bonds, 8.375% due 12/15/10 (a)	329,348
60,000	B-	Cincinnati Bell Inc., Senior Notes, 7.000% due 2/15/15 (a)	58,800
20,000	BB+	Citizens Communications Co., Notes, 9.250% due 5/15/11 (a)	21,975
220,000	A-	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16 (a)	214,388
185,000	A-	Deutsche Telekom International Finance BV, Bonds, 8.250% due 6/15/30 (a)	223,815
50,000	A	GTE Corp., Debentures, 6.940% due 4/15/28 (a)	50,765
10,000	B+	Intelsat Bermuda Ltd., Senior Notes, 9.250% due 6/15/16 (a)(g)	10,450
300,000	BBB+	Koninklijke KPN NV, Senior Notes, 8.375% due 10/1/30 (a)	341,783
		Qwest Communications International Inc.:
20,000	B	7.250% due 2/15/11 (a)	19,925
470,000	B	Senior Notes, 8.905% due 2/15/09 (a)(b)	479,400
		SBC Communications Inc., Notes:
800,000	A2(h)	4.214% due 6/5/07 (a)(g)	794,325
170,000	A	5.100% due 9/15/14 (a)	162,384
		Telecom Italia Capital SA:
30,000	BBB+	5.250% due 11/15/13 (a)	28,621
160,000	BBB+	4.950% due 9/30/14 (a)	148,156
10,000	BBB+	Notes, 5.250% due 10/1/15 (a)	9,364
70,000	BBB+	Senior Notes, 6.000% due 9/30/34 (a)	63,401
160,000	BBB+	Telefonica Europe BV, 7.750% due 9/15/10 (a)	172,491
700,000	A	Verizon Communications Inc., Notes, 5.550% due 2/15/16 (a)	683,119
		Verizon Global Funding Corp., Notes:
5,000	A	6.875% due 6/15/12 (a)	5,314
165,000	A	7.375% due 9/1/12 (a)	179,756
165,000	A	Verizon Maryland Inc., Debentures, Series B, 5.125% due 6/15/33 (a)	131,582
340,000	A	Verizon New Jersey Inc., Debentures, Series A, 5.875% due 1/17/12 (a)	340,854

		Total Diversified Telecommunication Services	4,536,414

Electric Utilities — 0.6%
85,000	BB-	AES Corp., Secured Notes, 8.750% due 5/15/13 (a)(g)	91,694
30,000	BBB-	Cleveland Electric Illuminating Co., Senior Notes, 5.650% due 12/15/13 (a)	29,863
900,000	BBB(i)	DPL Inc., Senior Notes, 8.000% due 3/31/09 (a)	950,324
230,000	BBB	Exelon Corp., Bonds, 5.625% due 6/15/35 (a)	211,376
		FirstEnergy Corp., Notes:
12,000	BBB-	5.500% due 11/15/06 (a)	11,999
40,000	BBB-	Series B, 6.450% due 11/15/11 (a)	41,531
735,000	BBB-	Series C, 7.375% due 11/15/31 (a)	833,726
185,000	A	Florida Power & Light Co., 4.950% due 6/1/35 (a)	162,578

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Electric Utilities — 0.6% (continued)
$ 245,000	BBB	Florida Power Corp., First Mortgage, 5.900% due 3/1/33 (a)	$240,397
5,000	A+	Hydro-Quebec, Global Debentures, Series JL, 6.300% due 5/11/11 (a)	5,222
40,000	BBB+	Midamerican Energy Holdings Co., Senior Notes, 5.875% due 10/1/12 (a)	40,607
110,000	A-	Niagara Mohawk Power Corp., Senior Notes, Series G, 7.750% due 10/1/08 (a)	114,873
300,000	BBB	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34 (a)	297,495
800,000	BBB	PSEG Power LLC, 7.750% due 4/15/11 (a)	866,317
125,000	A-	Public Service Electric & Gas Co., Medium-Term Notes, Series D, 5.250% due 7/1/35 (a)	112,950
300,000	BBB+	Scottish Power PLC, Notes, 4.910% due 3/15/10 (a)	294,224
175,000	AA	SP PowerAssets Ltd., Notes, 3.800% due 10/22/08 (a)(g)	169,573
250,000	BBB	Virginia Electric and Power Co., Medium-Term Notes, Series F, 5.730% due 11/25/08 (a)	251,193

		Total Electric Utilities	4,725,942

Energy Equipment & Services — 0.1%
		Halliburton Co.:
100,000	BBB+	Debentures, 7.600% due 8/15/96 (a)	114,154
450,000	BBB+	Senior Notes, 5.500% due 10/15/10 (a)	452,186
60,000	BB-	Pride International Inc., Senior Notes, 7.375% due 7/15/14 (a)	61,350
18,000	B+	Southern Natural Gas Co., Notes, 8.000% due 3/1/32 (a)	19,586

		Total Energy Equipment & Services	647,276

Food & Staples Retailing — 0.1%
580,000	AA	Wal-Mart Stores Inc., Notes, 3.375% due 10/1/08 (a)	559,710

Food Products — 0.0%
160,000	BBB+	Kraft Foods Inc., Senior Notes, 5.625% due 11/1/11 (a)	161,195

Gas Utilities — 0.0%
250,000	BBB	CenterPoint Energy Resources Corp., Notes, 6.150% due 5/1/16 (a)	253,498

Health Care Providers & Services — 0.2%
50,000	BBB-	AmerisourceBergen Corp., 5.875% due 9/15/15 (a)	48,700
60,000	B	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15 (a)	59,100
		HCA Inc.:
		Debentures:
450,000	BB+	6.250% due 2/15/13 (a)	373,500
120,000	BB+	7.190% due 11/15/15 (a)	97,628
		Senior Notes:
30,000	BB+	7.875% due 2/1/11 (a)	28,725
15,000	BB+	6.300% due 10/1/12 (a)	12,600
96,000	BB+	6.500% due 2/15/16 (a)	76,080
49,000	BB+	Omnicare Inc., Senior Subordinated Notes, 6.875% due 12/15/15 (a)	47,101
		Tenet Healthcare Corp., Senior Notes:
76,000	B	6.375% due 12/1/11 (a)	66,880
621,000	B	9.875% due 7/1/14 (a)	608,580
150,000	BBB+	WellPoint Inc., Notes, 5.950% due 12/15/34 (a)	144,914

		Total Health Care Providers & Services	1,563,808

Hotels, Restaurants & Leisure — 0.4%
		Boyd Gaming Corp., Senior Subordinated Notes:
25,000	B+	6.750% due 4/15/14 (a)	23,688
80,000	B+	7.125% due 2/1/16 (a)	76,500
		Caesars Entertainment Inc.:
911,000	BBB-	Senior Notes, 8.500% due 11/15/06 (a)	915,480
200,000	BB+	Senior Subordinated Notes, 9.375% due 2/15/07 (a)	203,000

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Hotels, Restaurants & Leisure — 0.4% (continued)
$ 10,000	BB	Hilton Hotels Corp., Notes, 7.625% due 5/15/08 (a)	$10,275
30,000	B-	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10 (a)	30,450
		Mandalay Resort Group:
20,000	BB	Debentures, 7.000% due 11/15/36 (a)	20,375
		Senior Notes:
10,000	BB	9.500% due 8/1/08 (a)	10,625
35,000	BB	8.500% due 9/15/10 (a)	37,012
200,000	B+	Senior Subordinated, Notes, Series B, 10.250% due 8/1/07 (a)	208,000
		MGM MIRAGE Inc.:
		Senior Notes:
50,000	BB	6.750% due 9/1/12 (a)	48,875
50,000	BB	6.625% due 7/15/15 (a)	47,312
6,000	B+	Senior Subordinated Notes, 9.750% due 6/1/07 (a)	6,180
1,000,000	BB	Mirage Resorts Inc., Senior Notes, 7.250% due 10/15/06 (a)	1,005,000
		Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
2,000	B+	6.375% due 7/15/09 (a)	1,985
10,000	B+	8.000% due 4/1/12 (a)	10,363
20,000	B+	River Rock Entertainment Authority, Senior Notes, 9.750% due 11/1/11 (a)	21,275
30,000	BBB-	Starwood Hotels & Resorts Worldwide Inc., Senior Notes, 7.375% due 5/1/07 (a)	30,413
		Station Casinos Inc.:
		Senior Notes:
28,000	BB-	6.000% due 4/1/12 (a)	26,915
5,000	BB-	7.750% due 8/15/16 (a)	5,181
		Senior Subordinated Notes:
20,000	B+	6.875% due 3/1/16 (a)	18,625
35,000	B+	6.625% due 3/15/18 (a)	31,413

		Total Hotels, Restaurants & Leisure	2,788,942

Household Durables — 0.0%
10,000	BB	Beazer Homes USA Inc.,, 8.375% due 4/15/12 (a)	9,950
235,000	BBB-	D.R. Horton, Inc., Notes, 6.125% due 1/15/14 (a)	228,302

		Total Household Durables	238,252

Household Products — 0.1%
20,000	CCC+	American Achievement Corp., Senior Subordinated Notes, 8.250% due 4/1/12 (a)	19,950
500,000	A-	Clorox Co., Senior Notes, 5.444% due 12/14/07 (a)(b)	500,979

		Total Household Products	520,929

Independent Power Producers & Energy Traders — 0.1%
50,000	BBB	Duke Energy Corp., Notes, 6.250% due 1/15/12 (a)	51,838
95,000	B-	Dynegy Holdings Inc., Senior Notes, 8.750% due 2/15/12 (a)	97,375
80,000	B-	NRG Energy Inc., Senior Notes, 7.250% due 2/1/14 (a)	79,200
20,000	BBB-	Oncor Electric Delivery Co., Senior Secured Notes, 6.375% due 1/15/15 (a)	20,610
		TXU Corp., Senior Notes:
110,000	BB+	Series P, 5.550% due 11/15/14 (a)	103,115
540,000	BB+	Series R, 6.550% due 11/15/34 (a)	501,852

		Total Independent Power Producers & Energy Traders	853,990

Industrial Conglomerates — 0.2%
150,000	AAA	General Electric Co., Notes, 5.000% due 2/1/13 (a)	147,447
		Tyco International Group SA:
530,000	BBB+	6.375% due 10/15/11 (a)	553,365
26,000	BBB+	7.000% due 6/15/28 (a)	29,460

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Industrial Conglomerates — 0.2% (continued)
		Notes:
$ 420,000	BBB+	6.000% due 11/15/13 (a)	$433,879
210,000	BBB+	6.875% due 1/15/29 (a)	235,084

		Total Industrial Conglomerates	1,399,235

Insurance — 0.2%
100,000	AA+	ASIF Global Financing XIX, 4.900% due 1/17/13 (a)(g)	97,169
		Berkshire Hathaway Finance Corp.:
190,000	AAA	4.125% due 1/15/10 (a)	183,599
245,000	AAA	4.750% due 5/15/12 (a)	238,342
500,000	AAA	Notes, 3.400% due 7/2/07 (a)	492,448
400,000	AA	Met Life Global Funding I, Notes, 3.375% due 10/5/07 (a)(g)	388,455
200,000	AA	Monumental Global Funding III, Secured Notes, Series A, 5.200% due 1/30/07 (a)(g)	199,810

		Total Insurance	1,599,823

IT Services — 0.0%
110,000	BBB-	Electronic Data Systems Corp., 7.125% due 10/15/09 (a)	114,764
50,000	B-	Sungard Data Systems Inc., Senior Notes, 9.125% due 8/15/13 (a)	51,875

		Total IT Services	166,639

Machinery — 0.0%
45,000	B+	Terex Corp., Senior Subordinated Notes, 7.375% due 1/15/14 (a)	45,225

Media — 0.8%
20,000	CCC+	AMC Entertainment Inc., Senior Subordinated Notes, 11.000% due 2/1/16 (a)	21,825
30,000	BBB	BSKYB Finance UK PLC, 6.500% due 10/15/35 (a)(g)	28,742
		Clear Channel Communications Inc.:
100,000	BBB-	Bonds, 4.900% due 5/15/15 (a)	87,758
310,000	BBB-	Notes, 5.500% due 9/15/14 (a)	287,261
		Senior Notes:
10,000	BBB-	4.625% due 1/15/08 (a)	9,867
10,000	BBB-	6.250% due 3/15/11 (a)	9,993
30,000	BBB+	Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13 (a)	34,049
210,000	BBB+	Comcast Cable Communications, Inc., Notes, 8.875% due 5/1/17 (a)	252,273
		Comcast Corp.:
		Notes:
350,000	BBB+	6.500% due 1/15/15 (a)	361,895
30,000	BBB+	6.500% due 1/15/17 (a)	31,058
80,000	BBB+	7.050% due 3/15/33 (a)	84,240
350,000	BBB+	6.450% due 3/15/37 (a)	344,351
450,000	BBB+	Senior Unsecured, 6.500% due 11/15/35 (a)	445,127
160,000	BBB-	COX Communications Inc., Notes, 3.875% due 10/1/08 (a)	154,748
		CSC Holdings Inc.:
4,000	B+	Senior Debentures, 7.875% due 2/15/18 (a)	4,110
65,000	B+	Senior Notes, Series B, 7.625% due 4/1/11 (a)	66,788
70,000	BB-	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 6.375% due 6/15/15 (a)	65,800
		EchoStar DBS Corp., Senior Notes:
50,000	BB-	6.625% due 10/1/14 (a)	48,188
50,000	BB-	7.125% due 2/1/16 (a)(g)	48,938
12,000	B+	Entercom Radio LLC, 7.625% due 3/1/14 (a)	11,700
65,000	B-	Kabel Deutschland GMBH, Senior Notes, 10.625% due 7/1/14 (a)(g)	69,875

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Media — 0.8% (continued)
		Lamar Media Corp., Senior Subordinated Notes:
$ 40,000	B	7.250% due 1/1/13 (a)	$39,900
50,000	B	6.625% due 8/15/15 (a)(g)	47,125
		Liberty Media Corp.:
10,000	BB+	5.700% due 5/15/13 (a)	9,444
		Senior Notes:
196,000	BB+	6.829% due 9/17/06 (a)(b)	196,312
640,000	BB+	7.875% due 7/15/09 (a)	672,172
		News America Holdings Inc., Senior Debentures:
125,000	BBB	8.500% due 2/23/25 (a)	146,397
140,000	BBB	8.150% due 10/17/36 (a)	161,957
		News America Inc.:
315,000	BBB	7.625% due 11/30/28 (a)	344,624
195,000	BBB	6.200% due 12/15/34 (a)	182,798
20,000	BB-	Reader’s Digest Association Inc., Senior Notes, 6.500% due 3/1/11 (a)	19,250
70,000	BB+	Rogers Cable Inc., Senior Secured Second Priority Notes, 6.750% due 3/15/15 (a)	69,825
10,000	B	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12 (a)	10,175
5,000	B	Sun Media Corp., 7.625% due 2/15/13 (a)	5,100
125,000	BBB+	Time Warner Cos. Inc., Debentures, 7.570% due 2/1/24 (a)	134,282
50,000	BBB+	Time Warner Entertainment Co., LP, Senior Notes, 8.375% due 7/15/33 (a)	57,506
		Time Warner Inc.:
275,000	BBB+	6.875% due 5/1/12 (a)	288,266
385,000	BBB+	Debentures, 7.700% due 5/1/32 (a)	422,097
115,000	BBB+	Senior Notes, 7.625% due 4/15/31 (a)	124,895
280,000	BBB+	Turner Broadcasting System Inc., Senior Notes, 8.375% due 7/1/13 (a)	312,654
80,000	BBB	Viacom Inc., Senior Notes, 5.750% due 4/30/11 (a)(g)	79,422

		Total Media	5,792,787

Metals & Mining — 0.0%
100,000	A	Corporacion Nacional del Cobre, Senior Notes, 4.750% due 10/15/14 (a)(g)	93,888
250,000	BBB	Teck Cominco Ltd., 6.125% due 10/1/35 (a)	236,782

		Total Metals & Mining	330,670

Multi-Utilities — 0.1%
		Dominion Resources Inc.:
80,000	BBB	Notes, 4.750% due 12/15/10 (a)	77,653
135,000	BBB	Remarketable Notes, Series E, 7.195% due 9/15/14 (a)	146,171
330,000	BBB	Senior Notes, 5.700% due 9/17/12 (a)	331,026
175,000	BBB	Series D, 5.125% due 12/15/09 (a)	173,491
225,000	BBB	Energy East Corp., 6.750% due 7/15/36 (a)	233,167

		Total Multi-Utilities	961,508

Multiline Retail — 0.1%
80,000	BBB	Federated Department Stores Inc., Bonds, 6.790% due 7/15/27 (a)	81,199
20,000	BBB-	J.C. Penney Co. Inc., Debentures, 7.400% due 4/1/37 (a)	21,768
		May Department Stores Co.:
110,000	BBB	7.875% due 3/1/30 (a)	124,972
125,000	BBB	Debenture, 8.750% due 5/15/29 (a)	154,397
300,000	A+	Target Corp., Notes, 5.400% due 10/1/08 (a)	301,007

		Total Multiline Retail	683,343

Office Electronics — 0.0%
40,000	BB+	Xerox Corp., Senior Notes, 6.750% due 2/1/17 (a)	40,300

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Oil, Gas & Consumable Fuels — 1.1%
$ 510,000	BBB-	Amerada Hess Corp., Notes, 7.300% due 8/15/31 (a)	$569,188
370,000	A-	Apache Finance Canada Corp., 4.375% due 5/15/15 (a)	340,916
		Atlantic Richfield Co.:
755,000	AA+	Debentures, 9.125% due 3/1/11 (a)	873,030
40,000	AA+	Notes, 5.900% due 4/15/09 (a)	40,765
20,000	AA+	BP Capital Markets PLC, 2.750% due 12/29/06 (a)	19,837
		Chesapeake Energy Corp., Senior Notes:
40,000	BB	6.375% due 6/15/15 (a)	38,200
30,000	BB	6.250% due 1/15/18 (a)	27,825
380,000	AA	ChevronTexaco Capital Co., Notes, 3.500% due 9/17/07 (a)	373,130
		Conoco Funding Co.:
50,000	A-	5.450% due 10/15/06 (a)	50,002
80,000	A-	7.250% due 10/15/31 (a)	94,223
355,000	A-	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29 (a)	404,811
480,000	BBB	Devon Energy Corp., Debentures, 7.950% due 4/15/32 (a)	583,157
		El Paso Corp., Medium-Term Notes:
504,000	B	7.800% due 8/1/31 (a)	507,780
355,000	B	7.750% due 1/15/32 (a)	358,550
9,000	B+	El Paso Natural Gas Co., Bonds, 8.375% due 6/15/32 (a)	10,128
190,000	A-	EnCana Corp., Bonds, 6.300% due 11/1/11 (a)	196,964
965,000	BB+	Kerr-McGee Corp., Notes, 7.875% due 9/15/31 (a)	1,156,088
		Kinder Morgan Energy Partners LP:
300,000	BBB+	6.750% due 3/15/11 (a)	311,858
70,000	BBB+	Senior Notes, 6.300% due 2/1/09 (a)	70,951
30,000	B+	OMI Corp., Senior Notes, 7.625% due 12/1/13 (a)	30,150
14,000	BB-	Peabody Energy Corp., Series B, 6.875% due 3/15/13 (a)	13,930
370,000	BBB	Pemex Project Funding Master Trust, 7.375% due 12/15/14 (a)	401,820
10,000	A-	Petronas Capital Ltd., 7.875% due 5/22/22 (a)(g)	11,994
30,000	B+	Petrozuata Finance Inc., 8.220% due 4/1/17 (a)(g)	29,925
45,000	B+	Pogo Producing Co., Senior Subordinated Notes, 6.875% due 10/1/17 (a)	43,088
90,000	AAA	Seariver Maritime Financial Holdings, zero coupon bond to yield 3.906% due 9/1/12 (a)	65,858
500,000	B	Sonat Inc., 6.750% due 10/1/07 (a)	505,000
49,000	BB-	Teekay Shipping Corp., Senior Notes, 8.875% due 7/15/11 (a)	51,695
30,000	A-	Vintage Petroleum Inc., Senior Notes, 8.250% due 5/1/12 (a)	31,710
50,000	BB+	Western Oil Sands Inc., Secured Notes, 8.375% due 5/1/12 (a)	53,938
		Williams Cos. Inc.:
95,000	BB-	Debentures, Series A, 7.500% due 1/15/31 (a)	91,912
385,000	BB-	Notes, 8.750% due 3/15/32 (a)	416,762
130,000	BB-	Senior Notes, 7.750% due 6/15/31 (a)	127,725
		XTO Energy Inc., Senior Notes:
540,000	BBB	7.500% due 4/15/12 (a)	588,079
30,000	BBB	6.250% due 4/15/13 (a)	30,867

		Total Oil, Gas & Consumable Fuels	8,521,856

Paper & Forest Products — 0.1%
		Georgia-Pacific Corp.:
4,000	B	Debentures, 7.700% due 6/15/15 (a)	3,985
1,000	B	Notes, 8.125% due 5/15/11 (a)	1,028
80,000	BBB	International Paper Co., Notes, 5.500% due 1/15/14 (a)	78,625
715,000	BBB	Weyerhaeuser Co., Notes, 6.750% due 3/15/12 (a)	748,619

		Total Paper & Forest Products	832,257

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Pharmaceuticals — 0.1%
$ 770,000	A	Wyeth, Notes, 5.500% due 2/15/16 (a)	$764,105

Real Estate Investment Trusts (REITs) — 0.2%
225,000	BBB+	AvalonBay Communities Inc., Medium-Term Notes, 5.000% due 8/1/07 (a)	222,622
650,000	A-	ERP Operating LP, Notes, 6.625% due 3/15/12 (a)	685,675
		Forest City Enterprises Inc., Senior Notes:
10,000	BB-	7.625% due 6/1/15 (a)	10,125
19,000	BB-	6.500% due 2/1/17 (a)	17,860
9,000	BBB-	Health Care REIT Inc., Notes, 8.000% due 9/12/12 (a)	9,887
		Host Marriott LP:
20,000	BB	Senior Notes, Series I, 9.500% due 1/15/07 (a)	20,325
2,000	BB	Series G, 9.250% due 10/1/07 (a)	2,078
30,000	BB	Series Q, 6.750% due 6/1/16 (a)	29,250
280,000	BBB+	ProLogis, Notes, 5.500% due 4/1/12 (a)	278,076
325,000	BB+	Rouse Co., Notes, 5.375% due 11/26/13 (a)	299,095
		Ventas Realty LP/Ventas Capital Corp.:
10,000	BB+	8.750% due 5/1/09 (a)	10,738
30,000	BB+	6.750% due 6/1/10 (a)	30,712
30,000	BB+	9.000% due 5/1/12 (a)	33,562
20,000	BB+	7.125% due 6/1/15 (a)	20,575

		Total Real Estate Investment Trusts (REITs)	1,670,580

Road & Rail — 0.1%
27,000	CCC+	Horizon Lines LLC/Horizon Lines Holding Co., Senior Notes, 9.000% due 11/1/12 (a)	27,844
10,000	B-	Kansas City Southern Railway, 9.500% due 10/1/08 (a)	10,425
		Norfolk Southern Corp., Senior Notes:
20,000	BBB+	6.750% due 2/15/11 (a)	21,082
105,000	BBB+	7.250% due 2/15/31 (a)	122,167
		Union Pacific Corp., Notes:
45,000	BBB	6.650% due 1/15/11 (a)	47,219
140,000	BBB	5.375% due 5/1/14 (a)	138,807

		Total Road & Rail	367,544

Software — 0.1%
900,000	A-	Oracle Corp., Notes, 5.000% due 1/15/11 (a)	886,980

Specialty Retail — 0.0%
30,000	B1(h)	Amerigas Partners LP, Senior Notes, 7.250% due 5/20/15 (a)	29,625
60,000	B-	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13 (a)	57,750

		Total Specialty Retail	87,375

Textiles, Apparel & Luxury Goods — 0.0%
30,000	B	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11 (a)	30,450

Thrifts & Mortgage Finance — 0.0%
320,000	A	Countrywide Home Loans Inc., 5.560% due 2/27/08 (a)(b)	320,362

Tobacco — 0.1%
		Altria Group Inc.:
300,000	BBB	Debentures, 7.750% due 1/15/27 (a)	363,515
235,000	BBB	Notes, 7.000% due 11/4/13 (a)	256,014
85,000	BB	Reynolds American Inc., Secured Notes, 7.250% due 6/1/12 (a)(g)	87,767

		Total Tobacco	707,296

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Wireless Telecommunication Services — 0.4%
$ 55,000	A	New Cingular Wireless Services Inc., Notes, 8.125% due 5/1/12 (a)	$61,649
		Nextel Communications Inc., Senior Notes:
60,000	BBB+	Series D, 7.375% due 8/1/15 (a)	61,799
15,000	BBB+	Series F, 5.950% due 3/15/14 (a)	14,605
10,000	BB	Rogers Wireless Communications Inc., Secured Notes, 6.375% due 3/1/14 (a)	9,850
		Sprint Capital Corp.:
100,000	BBB+	6.125% due 11/15/08 (a)	101,380
		Notes:
760,000	BBB+	6.000% due 1/15/07 (a)	761,011
170,000	BBB+	8.750% due 3/15/32 (a)	206,725
		Vodafone Group PLC:
		Notes:
1,250,000	A-	5.560% due 6/29/07 (a)(b)	1,250,195
390,000	A-	3.950% due 1/30/08 (a)	382,743
160,000	A-	Senior Notes, 7.750% due 2/15/10 (a)	171,203

		Total Wireless Telecommunication Services	3,021,160

		TOTAL CORPORATE BONDS & NOTES (Cost — $102,550,179)	102,727,483

MUNICIPAL BONDS — 0.6%

Illinois — 0.0%
170,000	AAA	Chicago IL, GO, Drivers, Series 1287, FSA-Insured, 6.567%, 9/7/06 (a)(b)	176,487
210,000	AA	Illinois State GO, 5.100% due 6/1/33 (a)	197,530

		Total Illinois	374,017

New York — 0.0%
130,000	AA+	New York City Municipal Water Finance Authority, Water & Sewer System Revenue, Drivers, Series 1289, 6.910%, 9/7/06 (a)(b)	136,071

Oregon — 0.1%
600,000	AAA	Oregon School Boards Association GO, Series A, FGIC-Insured, zero coupon bond to yield 4.168% due 6/30/09 (a)	519,366

Texas — 0.0%
345,000	AA	Texas State PFA Revenue, Unemployment Compensation, Series B, 3.125% due 6/15/07 (a)	339,256

Virginia — 0.5%
1,300,000	BBB	Tobacco Settlement Financing Corp., Asset Backed, 5.625% due 6/1/37 (a)	1,354,964
2,165,294	AAA	Virginia State Housing Development Authority, Series C, 6.000% due 6/25/34 (a)	2,165,273

		Total Virginia	3,520,237

		TOTAL MUNICIPAL BONDS (Cost — $4,770,127)	4,888,947

SOVEREIGN BONDS — 1.3%

Brazil — 0.3%
		Federative Republic of Brazil:
95,000	BB	8.875% due 4/15/24 (a)	114,475
101,000	BB	10.125% due 5/15/27 (a)	135,845
533,000	BB	11.000% due 8/17/40 (a)	696,498
		Collective Action Securities:
25,000	BB	7.875% due 3/7/15 (a)	27,513
325,000	BB	8.875% due 10/14/19 (a)	385,612
350,000	BB	8.750% due 2/4/25 (a)	416,675

		Total Brazil	1,776,618

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Rating‡	Security	Value

Bulgaria — 0.0%
$ 67,000	BBB	Republic of Bulgaria, 8.250% due 1/15/15 (a)	$78,390

Canada — 0.0%
170,000	AA	Ontario Province of Canada, 3.500% due 9/17/07 (a)	167,032

China — 0.1%
1,000,000	AA	Hong Kong Government International Bond, 5.125% due 8/1/14 (a)(g)	988,704

Colombia — 0.0%
121,000	BB	Republic of Colombia, 11.750% due 2/25/20 (a)	170,005

Italy — 0.0%
55,000	AA-	Republic of Italy, Series DTC, 4.375% due 10/25/06 (a)	54,920

Mexico — 0.4%
		United Mexican States:
580,000	BBB	11.500% due 5/15/26 (a)	922,200
		Medium-Term Notes:
160,000	BBB	5.625% due 1/15/17 (a)	158,280
330,000	BBB	8.300% due 8/15/31 (a)	415,800
		Series A:
275,000	BBB	6.375% due 1/16/13 (a)	286,550
130,000	BBB	6.625% due 3/3/15 (a)	138,190
25,000	BBB	8.000% due 9/24/22 (a)	30,094
530,000	BBB	7.500% due 4/8/33 (a)	615,462

		Total Mexico	2,566,576

Panama — 0.0%
		Republic of Panama:
40,000	BB	8.875% due 9/30/27 (a)	48,950
5,000	BB	9.375% due 4/1/29 (a)	6,375
19,000	BB	6.700% due 1/26/36 (a)	18,596

		Total Panama	73,921

Russia — 0.3%
2,140,000	NR	Russian Federation, 5.000% due 3/31/30 (a)(b)	2,382,676

South Korea — 0.0%
20,000	A	Export-Import Bank of Korea, Notes, 5.250% due 2/10/14 (a)(g)	19,649

United Kingdom — 0.2%
900,000	AAA	United Kingdom Treasury Notes, 4.250% due 3/7/11 (a)	1,680,708

		TOTAL SOVEREIGN BONDS (Cost — $9,284,155)	9,959,199

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 24.3%

U.S. Government Agencies — 4.2%
240,000		Federal Agricultural Mortgage Corp. (FAMC), 4.250% due 7/29/08 (a)	236,362
400,000		Federal Farm Credit Bank (FFCB), 4.875% due 4/4/12 (a)	396,824
		Federal Home Loan Bank (FHLB):
580,000		5.125% due 6/13/08 (a)	580,619
1,720,000		Global Bonds, 5.500% due 7/15/36 (a)	1,783,055
770,000		Federal Home Loan Bank Global Bond, 4.800% due 2/15/07 (a)	768,095
		Federal Home Loan Bank System (FHLB):
120,000		4.875% due 11/15/06 (a)	119,867

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Security	Value

U.S. Government Agencies — 4.2% (continued)
$ 70,000	3.500% due 11/15/07 (a)	$68,643
30,000	3.625% due 11/14/08 (a)	29,134
	Federal Home Loan Mortgage Corp. (FHLMC):
2,125,000	4.000% due 7/13/07 (a)	2,102,154
1,120,000	4.375% due 11/16/07 (a)	1,109,577
1,610,000	4.750% due 1/18/11 (a)	1,593,704
850,000	6.750% due 3/15/31 (a)	1,024,791
470,000	5.625% due 11/23/35 (a)	448,739
	Federal National Mortgage Association (FNMA):
60,000	2.710% due 1/30/07 (a)	59,357
780,000	5.550% due 7/16/07 (a)	780,126
2,100,000	4.250% due 9/15/07 (a)	2,079,332
1,500,000	3.250% due 11/15/07 (a)	1,466,391
3,260,000	4.000% due 1/26/09 (a)	3,184,101
2,600,000	3.740% due 2/24/09 (a)	2,522,866
230,000	3.125% due 3/16/09 (a)	219,708
6,622,116	5.500% due 11/1/34 (a)	6,515,211
529,666	5.500% due 2/1/35 (a)	521,115
674,512	4.500% due 3/1/35 (a)	628,522
1,050,000	Notes, 4.625% due 10/15/13 (a)	1,023,219
	Subordinated Notes:
670,000	5.250% due 8/1/12 (a)	670,529
2,075,000	5.125% due 1/2/14 (a)	2,057,358

	Total U.S. Government Agencies	31,989,399

U.S. Government Obligations — 20.1%
	U.S. Treasury Bonds:
1,800,000	9.125% due 5/15/18 (a)	2,482,033
150,000	9.000% due 11/15/18 (a)	206,637
1,900,000	8.125% due 8/15/19 (a)	2,484,400
2,330,000	8.500% due 2/15/20 (a)	3,147,504
7,455,000	8.750% due 8/15/20 (a)	10,311,197
1,540,000	8.000% due 11/15/21 (a)	2,039,417
70,000	7.250% due 8/15/22 (a)	87,642
11,650,000	6.250% due 8/15/23 (a)	13,362,014
665,000	6.000% due 2/15/26 (a)	751,294
1,965,000	6.750% due 8/15/26 (a)	2,409,121
500,000	6.625% due 2/15/27 (a)	607,227
2,990,000	6.125% due 11/15/27 (a)	3,452,517
1,800,000	5.250% due 11/15/28 (a)	1,876,923
5,735,000	4.500% due 2/15/36 (a)	5,399,416
	U.S. Treasury Notes:
470,000	2.625% due 11/15/06 (a)	467,724
600,000	3.125% due 1/31/07 (a)	595,360
160,000	2.250% due 2/15/07 (a)	157,994
6,010,000	3.750% due 3/31/07 (a)	5,964,456
7,400,000	2.750% due 8/15/07	7,247,382
5,200,000	4.375% due 12/31/07 (a)	5,165,269
1,400,000	4.625% due 3/31/08 (a)	1,395,352
3,070,000	3.750% due 5/15/08 (a)	3,017,236
5,000	5.125% due 6/30/08 (a)	5,028

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount	Security	Value

U.S. Government Obligations — 20.1% (continued)
$ 100,000	5.000% due 7/31/08 (a)	$100,391
700,000	3.250% due 1/15/09 (a)	677,141
210,000	4.500% due 2/15/09 (a)	208,868
40,000	3.875% due 5/15/09 (a)	39,172
40,000	4.000% due 6/15/09 (a)	39,281
100,000	3.625% due 7/15/09 (a)	97,172
3,885,000	3.500% due 8/15/09 (a)	3,758,893
1,000,000	3.375% due 10/15/09 (a)	962,032
3,400,000	3.500% due 12/15/09	3,277,019
600,000	3.625% due 1/15/10 (a)	580,031
50,000	4.000% due 4/15/10 (a)	48,861
1,400,000	4.125% due 8/15/10 (a)	1,371,891
1,100,000	3.875% due 9/15/10 (a)	1,067,258
11,000,000	4.250% due 10/15/10	10,821,690
1,000,000	4.500% due 11/15/10	993,008
1,560,000	4.250% due 1/15/11 (a)	1,532,639
1,300,000	4.750% due 3/31/11 (a)	1,302,743
500,000	4.875% due 4/30/11 (a)	503,614
900,000	4.875% due 5/31/11 (a)	906,575
4,600,000	4.875% due 7/31/11 (a)	4,635,581
6,000,000	4.250% due 11/15/13 (a)	5,828,910
12,000,000	4.000% due 2/15/14	11,453,448
3,090,000	4.250% due 11/15/14 (a)	2,989,819
3,890,000	4.125% due 5/15/15 (a)	3,722,703
5,135,000	4.500% due 11/15/15 (a)	5,043,135
12,300,000	4.500% due 2/15/16 (a)	12,074,664
1,340,000	5.125% due 5/15/16 (a)	1,378,473
2,175,000	4.875% due 8/15/16 (a)	2,200,319
	U.S. Treasury Strip Principal (STRIPS):
1,825,000	Zero coupon bond to yield 4.835% due 11/15/21 (a)	858,717
2,000,000	Zero coupon bond to yield 5.396% due 11/15/24 (a)	812,440
1,120,000	Zero coupon bond to yield 4.773% due 11/15/27 (a)	396,280

	Total U.S. Government Obligations	152,315,911

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $184,191,014)	184,305,310

U.S. TREASURY INFLATION PROTECTED SECURITIES — 5.9%
	U.S. Treasury Bonds, Inflation Indexed:
25,227,229	3.375% due 1/15/07 (a)	25,224,277
531,554	2.000% due 1/15/16 (a)	520,570
182,978	2.375% due 1/15/25 (a)	186,823
1,758,220	2.000% due 1/15/26 (a)	1,694,279
	U.S. Treasury Notes, Inflation Indexed:
10,172,304	3.625% due 1/15/08 (a)	10,308,603
817,736	2.375% due 4/15/11 (a)	821,314
2,646,252	2.000% due 1/15/14 (a)	2,599,427
10,763	2.000% due 7/15/14 (a)	10,567
425,016	1.625% due 1/15/15 (a)	404,878
417,228	1.875% due 7/15/15 (a)	404,809
2,883,289	2.500% due 7/15/16 (a)	2,949,403

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $45,325,203)	45,124,950

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Shares	Security	Value
COMMON STOCKS — 0.0%
INDUSTRIALS — 0.0%

Airlines — 0.0%
340,218	US Airways Group, Inc., Liquidating Trust, Certificate of Beneficial Interest (f)(j)* (Cost — $0)	$0

	TOTAL COMMON STOCKS (Cost — $0)	0

CONVERTIBLE PREFERRED STOCKS — 0.1%
CONSUMER DISCRETIONARY — 0.1%

Automobiles — 0.1%
21,900	General Motors Corp., Senior Debentures, Series A, 4.500% due 3/6/32 (a)	536,550
4,400	General Motors Corp., Senior Debentures, Series B, 5.250% due 3/6/32	83,160

	TOTAL CONSUMER DISCRETIONARY	619,710

TELECOMMUNICATION SERVICES — 0.0%

Diversified Telecommunication Services — 0.0%
35	McLeodUSA Inc., 2.500% due 4/18/12*(f)	0

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $597,391)	619,710

PREFERRED STOCKS — 0.0%
FINANCIALS — 0.0%

Diversified Financial Services — 0.0%
100	Home Ownership Funding II, 2.567% (a)(g)	21,260

HEALTH CARE — 0.0%

Health Care Equipment & Supplies — 0.0%
41	Fresenius Medical Care Capital Trust II, 7.875% (a)	41,923

	TOTAL PREFERRED STOCKS (Cost — $106,495)	63,183

Contracts
PURCHASED OPTIONS — 0.1%
140	Eurodollar Futures, Put @ $90.25, expires 9/17/07	875
181	Eurodollar Futures, Put @ $91.25, expires 6/18/07	1,131
138	Eurodollar Futures, Put @ $91.75, expires 12/19/06	863
69	Eurodollar Futures, Put @ $92.00, expires 12/18/06	431
134	Eurodollar Futures, Put @ $92.00, expires 3/19/07 (a)	838
32	Eurodollar Futures, Put @ $92.50, expires 9/18/06 (a)	200
356	Eurodollar Futures, Put @ $94.13, expires 12/18/06	4,450
22,000,000	Swaption, 3 Month LIBOR, 4.50% fixed rate, Call @ $4.50, expires 1/22/07 (a)	4,752
10,000,000	Swaption, 3 Month LIBOR, 4.50% fixed rate, Call @ $4.50, expires 10/18/06	10
14,600,000	Swaption, 3 Month LIBOR, 5.00% fixed rate, Call @ $5.00, expires 3/8/07 (a)	43,494
4,600,000	Swaption, 3 Month LIBOR, 5.08% fixed rate, Call @ $5.08, expires 4/19/07 (a)	19,959
4,200,000	Swaption, 3 Month LIBOR, 5.13% fixed rate, Call @ $5.13, expires 10/25/06 (a)	5,930
10,000,000	Swaption, 3 Month LIBOR, 5.25% fixed rate, Call @ $5.25, expires 6/7/07 (a)	68,640
20,300,000	Swaption, 3 Month LIBOR, 5.25% fixed rate, Call @ $5.25, expires 7/2/07 (a)	147,216
22,300,000	Swaption, 3 Month LIBOR, 5.37% fixed rate, Call @ $5.37, expires 7/2/07 (a)	193,876
16,000,000	Swaption, 3 Month LIBOR, 5.50% fixed rate, Call @ $5.50, expires 6/30/07 (a)	165,808

	TOTAL PURCHASED OPTIONS (Cost — $552,406)	658,473

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Warrants		Security	Value
WARRANT — 0.0%
77		McLeodUSA Inc., Expires 4/16/07(f)* (Cost — $0)	$0

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $806,488,001)	804,996,881

Face Amount†
SHORT-TERM INVESTMENTS — 15.5%
COMMERCIAL PAPER — 0.9%
5,300,000		Ixis Com, 5.261% due 9/1/06 (a)(k)	5,300,000
1,100,000		Time Warner Inc., 5.332% due 9/18/06 (k)	1,097,278

		Total Commercial Paper (Cost — $6,397,278)	6,397,278

SOVEREIGN BONDS — 7.5%
		Dutch Treasury Certificate:
3,120,000	EUR	Zero coupon bond to yield 2.949% due 9/29/06 (a)	3,983,178
1,300,000	EUR	Zero coupon bond to yield 3.036% due 10/31/06 (a)	1,655,117
		French Treasury Bills:
1,200,000	EUR	Zero coupon bond to yield 2.842% due 9/7/06 (a)	1,534,716
3,370,000	EUR	Zero coupon bond to yield 2.872% due 9/28/06 (a)	4,301,696
9,370,000	EUR	Zero coupon bond to yield 2.862% due 10/12/06 (a)	11,950,613
3,640,000	EUR	Zero coupon bond to yield 2.959% due 10/19/06 (a)	4,638,124
7,000,000	EUR	Zero coupon bond to yield 3.118% due 11/16/06 (a)	8,897,216
2,800,000	EUR	Zero coupon bond to yield 3.040% due 12/7/06 (a)	3,552,350
		German Treasury Bills:
2,360,000	EUR	Series 0306, zero coupon bond to yield 2.908% due 9/13/06 (a)	3,016,796
9,100,000	EUR	Zero coupon bond to yield 2.866% due 10/18/06 (a)	11,599,267
600,000	EUR	Zero coupon bond to yield 3.143% due 1/17/07 (a)	758,520
1,300,000		Government of Canada, 4.962% due 9/20/06 (a)(k)	1,296,666

		Total Sovereign Bonds (Cost — $56,679,380)	57,184,259

U.S. GOVERNMENT AGENCY — 0.0%
300,000		Federal National Mortgage Association (FNMA), Discount Notes, 5.053% due 9/25/06 (a)(k) (Cost — $299,008)	299,008

U.S. GOVERNMENT OBLIGATIONS — 0.1%
		U.S. Treasury Bills:
510,000		4.864% due 9/14/06 (k)(l)	509,115
200,000		4.776% due 9/14/06 (k)(l)	199,659

		Total U.S. Government Obligations (Cost — $708,774)	708,774

REPURCHASE AGREEMENTS — 7.0%
7,000,000		Credit Suisse Securities (USA) LLC repurchase agreement dated 8/31/06, 5.150% due 9/1/06; Proceeds at maturity — $7,001,001; (Fully collateralized by Inflation Indexed U.S. Treasury Bond, 3.875% due 4/15/29; Market value — $7,171,574) (a)	7,000,000
46,297,000		State Street Bank & Trust Co., dated 8/31/06, 4.810% due 9/1/06; Proceeds at maturity — $46,303,186; (Fully collateralized by various U.S. Treasury Bonds, 4.500% to 8.125% due 8/15/21 to 2/15/36; Market value — $47,233,310) (a)	46,297,000

		Total Repurchase Agreements (Cost — $53,297,000)	53,297,000

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Security	Value
TOTAL SHORT-TERM INVESTMENTS (Cost — $117,381,440)	$117,886,319

TOTAL INVESTMENTS — 121.4% (Cost — $923,869,441#)	922,883,200
Liabilities in Excess of Other Assets — (21.4)%	(162,919,251)

TOTAL NET ASSETS — 100.0%	$759,963,949

†	Face amount denominated in U.S. dollars, unless otherwise noted.
‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.
*	Non-income producing security.
(a)	All or a portion of this security is segregated for open futures contracts, written options, swap contracts, foreign currency contracts, TBA’s, mortgage dollar rolls and short sales.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2006.
(c)	Interest only security.
(d)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).
(e)	All or a portion of this security was acquired under a mortgage dollar roll agreement (See Notes 1 and 3).
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).
(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(h)	Rating by Moody’s Investors Service. All ratings are unaudited.
(i)	Rating by Fitch Ratings Service. All ratings are unaudited.
(j)	Illiquid security.
(k)	Rate shown represents yield-to-maturity.
(l)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is $925,658,863.

See pages 119 and 120 for definitions of ratings.

Abbreviations used in this schedule:
CPI	— Consumer Price Index
FGIC	— Financial Guaranty Insurance Company
FSA	— Financial Security Assurance
GO	— General Obligation
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
MASTR	— Mortgage Asset Securitization Transactions Inc.
PAC	— Planned Amortization Class
PFA	— Public Facilities Authority
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Summary of Investments by Security Type*
Mortgage-Backed Securities	31.2%
U.S. Government & Agency Obligations	20.0
Collateralized Mortgage Obligations	13.4
Corporate Bonds & Notes	11.1
U.S. Treasury Inflation Protected Securities	4.9
Asset-Backed Securities	4.8
Sovereign Bonds	1.1
Municipal Bonds	0.5
Purchased Options	0.1
Convertible Preferred Stocks	0.1
Preferred Stocks	0.0	**
Warrant	0.0	**
Common Stocks	0.0	**
Short-Term Investments	12.8

	100.0%

*	As a percentage of total investments.
**	Amount represents less than 0.1%.

Schedule of Options Written

Contracts	Security	Expiration Date	Strike Price	Value
1	Eurodollar Futures, Call	9/18/06	$94.75	$6
4,300,000	Swaption, 3 Month LIBOR, 4.56% fixed rate Call	10/18/06	4.56	30
9,500,000	Swaption, 3 Month LIBOR, 4.56% fixed rate Call	1/22/07	4.56	5,491
6,200,000	Swaption, 3 Month LIBOR, 5.04% fixed rate Call	3/8/07	5.04	39,748
1,800,000	Swaption, 3 Month LIBOR, 5.21% fixed rate Call	10/25/06	5.21	9,259
2,000,000	Swaption, 3 Month LIBOR, 5.22% fixed rate Call	4/19/07	5.22	22,530
4,000,000	Swaption, 3 Month LIBOR, 5.34% fixed rate Call	6/7/07	5.34	61,512
8,800,000	Swaption, 3 Month LIBOR, 5.37% fixed rate Call	7/2/07	5.37	147,726
7,300,000	Swaption, 3 Month LIBOR, 5.50% fixed rate Call	7/2/07	5.50	180,055
6,900,000	Swaption, 3 Month LIBOR, 5.60% fixed rate Call	6/30/07	5.60	161,715

	TOTAL OPTIONS WRITTEN (Premiums received — $534,420)			$628,072

Schedule of Securities Sold Short

Face Amount	Security	Value
	Federal National Mortgage Association (FNMA):
$7,000,000	5.000% due 9/13/36*	$6,706,875
4,000,000	6.000% due 9/13/36*	4,005,000
	Federal Home Loan Mortgage Corp. (FHLMC):
3,000,000	5.000% due 9/18/21*	2,936,250
2,600,000	U.S. Treasury Notes, 6.000% due 8/15/09	2,692,118

	TOTAL OPEN SHORT SALES (Proceeds — $16,289,857)	$16,340,243

*	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value
CORPORATE BONDS & NOTES — 96.7%

Aerospace & Defense — 1.7%
$ 450,000	B+	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16	$438,750
360,000	B	DRS Technologies Inc., Senior Subordinated Notes, 7.625% due 2/1/18	361,800
		L-3 Communications Corp., Senior Subordinated Notes:
660,000	BB+	7.625% due 6/15/12	679,800
140,000	BB+	6.125% due 1/15/14	135,100
205,000	BB+	5.875% due 1/15/15	194,750
100,000	BB+	6.375% due 10/15/15	96,750

		Total Aerospace & Defense	1,906,950

Airlines — 0.6%
180,000	B	CHC Helicopter Corp., Senior Subordinated Notes, 7.375% due 5/1/14	170,100
420,756	BB+	United Airlines Inc., Pass-Through Certificates, Series 2000-2, Senior Secured Notes, 7.032% due 10/1/10	433,898

		Total Airlines	603,998

Auto Components — 0.9%
		Goodyear Tire & Rubber Co.:
305,000	B-	Senior Notes, 9.000% due 7/1/15	307,287
80,000	B-	Senior Secured Notes, 13.240% due 3/1/11 (a)	90,400
300,000	B-	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	286,500
		Visteon Corp., Senior Notes:
256,000	B-	8.250% due 8/1/10	252,160
90,000	B-	7.000% due 3/10/14	80,325

		Total Auto Components	1,016,672

Automobiles — 0.7%
		Ford Motor Co.:
300,000	B+	Debentures, 8.875% due 1/15/22	256,500
15,000	B+	Notes, 7.450% due 7/16/31	11,850
		General Motors Corp.:
115,000	B-	Notes, 7.200% due 1/15/11	103,644
440,000	B-	Senior Debentures, 8.375% due 7/15/33	370,700

		Total Automobiles	742,694

Building Products — 1.0%
885,000	CCC	Associated Materials Inc., Senior Discount Notes, step bond to yield 10.559% due 3/1/14	486,750
110,000	B	Jacuzzi Brands Inc., Secured Notes, 9.625% due 7/1/10	117,150
315,000	CCC+	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	294,525
155,000	CCC+	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.315% due 3/1/14	104,625
50,000	B-	US Concrete Inc., 8.375% due 4/1/14 (b)	48,125

		Total Building Products	1,051,175

Capital Markets — 0.7%
290,000	B	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	315,738
		E*TRADE Financial Corp., Senior Notes:
160,000	B+	7.375% due 9/15/13	162,400
276,000	B+	7.875% due 12/1/15	288,420

		Total Capital Markets	766,558

Chemicals — 3.6%
15,000	B+	ARCO Chemical Co., Debentures, 10.250% due 11/1/10	16,538
40,000	BB-	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	43,200

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Chemicals — 3.6% (continued)
$ 205,000	BB-	Equistar Chemicals LP/Equistar Funding Corp., Senior Notes, 10.125% due 9/1/08	$217,300
685,000	BBB-	FMC Corp., Medium-Term Notes, Series A, 7.000% due 5/15/08	699,887
100,000	BB	Hercules Inc., Debentures, 6.600% due 8/1/27	99,250
220,000	B	Huntsman International LLC, Senior Notes, 9.875% due 3/1/09	229,900
251,000	BB-	Huntsman LLC, 11.625% due 10/15/10	279,865
425,000	B-	Ineos Group Holdings Plc, 8.500% due 2/15/16 (b)	405,875
		Lyondell Chemical Co., Senior Secured Notes:
118,000	BB	9.500% due 12/15/08	122,130
50,000	BB	10.500% due 6/1/13	55,250
485,000	BB	Series A, 9.625% due 5/1/07	497,125
480,000	B-	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27 (b)	447,600
210,000	BB-	Reichhold Industries Inc., 9.000% due 8/15/14 (b)	206,850
232,000	B-	Rockwood Specialties Group Inc., Senior Subordinated Notes, 10.625% due 5/15/11	249,980
397,000	BB+	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	379,135

		Total Chemicals	3,949,885

Commercial Services & Supplies — 4.2%
115,000	B+	Alderwoods Group Inc., 7.750% due 9/15/12	122,475
		Allied Waste North America Inc.:
		Senior Notes:
60,000	BB-	6.375% due 4/15/11	58,500
		Series B:
220,000	BB-	8.500% due 12/1/08	229,900
250,000	BB-	7.250% due 3/15/15	246,875
320,000	BB-	Senior Secured Notes, 7.125% due 5/15/16 (b)	312,800
95,000	B	Ashtead Holdings PLC, Secured Notes, 8.625% due 8/1/15 (b)	95,475
120,000	B	Casella Waste Systems Inc., Senior Subordinated Notes, 9.750% due 2/1/13	126,300
545,000	BB-	Corrections Corp. of America, Senior Notes, 7.500% due 5/1/11	559,306
767,000	B	DynCorp International LLC/DIV Capital Corporation, Senior Subordinated Notes, 9.500% due 2/15/13	795,763
		NationsRent Inc.:
430,000	B2(c)	Secured Notes, 9.500% due 10/15/10	467,204
260,000	Caa1(c)	Senior Subordinated Notes, 9.500% due 5/1/15	305,427
110,000	BB	Service Corp. International, Senior Notes, 8.000% due 6/15/17 (b)	105,875
1,110,000	BB-	Windstream Corp., Senior Notes, 8.625% due 8/1/16 (b)	1,179,375

		Total Commercial Services & Supplies	4,605,275

Computers & Peripherals — 0.3%
270,000	BB+	Seagate Technology HDD Holdings, Senior Notes, 8.000% due 5/15/09	278,775

Consumer Finance — 4.9%
		Ford Motor Credit Co.:
160,000	B+	8.625% due 11/1/10	160,630
400,000	B+	Bonds, 7.375% due 2/1/11	385,123
		Notes:
135,000	B+	6.625% due 6/16/08	132,813
350,000	B+	5.625% due 10/1/08	337,717
225,000	B+	9.957% due 4/15/12 (a)	238,170
		Senior Notes:
775,000	B+	5.800% due 1/12/09	742,813
295,000	B+	9.875% due 8/10/11	308,515
		General Motors Acceptance Corp.:
1,635,000	BB	Bonds, 8.000% due 11/1/31	1,656,965
		Notes:
405,000	BB	6.875% due 9/15/11	399,293

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Consumer Finance — 4.9% (continued)
$ 240,000	BB	6.875% due 8/28/12	$234,571
850,000	BB	6.750% due 12/1/14	816,144

		Total Consumer Finance	5,412,754

Containers & Packaging — 2.4%
515,000	BB	Ball Corp., 6.875% due 12/15/12	517,575
255,000	B	Crown Americas LLC, Senior Notes, 7.625% due 11/15/13	257,550
45,000	B	Crown Cork & Seal Co. Inc., Debentures, 8.000% due 4/15/23	42,750
223,000	CCC+	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	215,753
		Graphic Packaging International Corp.:
40,000	B-	Senior Notes, 8.500% due 8/15/11	40,800
290,000	B-	Senior Subordinated Notes, 9.500% due 8/15/13	292,900
		Owens-Brockway Glass Container Inc., Senior Secured Notes:
44,000	BB-	8.875% due 2/15/09	45,430
505,000	BB-	8.750% due 11/15/12	539,087
440,000	B	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (b)	440,000
233,000	BB-	Silgan Holdings Inc., Senior Subordinated Notes, 6.750% due 11/15/13	228,922

		Total Containers & Packaging	2,620,767

Diversified Consumer Services — 1.2%
		Hertz Corp.:
430,000	B	Senior Notes, 8.875% due 1/1/14 (b)	448,275
655,000	B	Senior Subordinated Notes, 10.500% due 1/1/16 (b)	709,037
200,000	BB	Service Corp. International, 7.700% due 4/15/09	205,500

		Total Diversified Consumer Services	1,362,812

Diversified Financial Services — 4.4%
880,000	CCC+	AAC Group Holding Corp., step bond to yield 10.756% due 10/1/12	710,600
311,000	B+	American Commercial Lines/ACL Finance Corp., 9.500% due 2/15/15	340,545
630,000	B-	Basell AF SCA, Senior Subordinated Notes, 8.375% due 8/15/15 (b)	633,937
105,000	CCC+	CCM Merger Inc., Notes, 8.000% due 8/1/13 (b)	101,063
		Citisteel USA Inc., Senior Secured Notes:
350,000	CCC+	12.490% due 9/1/10 (a)	361,375
45,000	NR	15.000% due 10/1/10 (b)(d)	48,375
135,000	B+	Galaxy Entertainment Finance Co., Ltd., Senior Notes, 10.420% due 12/15/10 (a)(b)	142,088
270,000	B	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Second Priority, Senior Secured Notes, 9.000% due 7/15/14	272,700
110,000	B-	Hughes Network Systems LLC/HNS Finance Corp., Senior Notes, 9.500% due 4/15/14 (b)	112,200
340,000	BB	Leucadia National Corp., Senior Notes, 7.000% due 8/15/13	336,600
485,000	CCC	Milacron Escrow Corp., Senior Secured Notes, 11.500% due 5/15/11	465,600
565,000	B-	Standard Aero Holdings Inc., 8.250% due 9/1/14	546,637
126,000	B-	UCAR Finance Inc., Senior Notes, 10.250% due 2/15/12	132,930
480,000	B-	UGS Corp., Senior Subordinated Notes, 10.000% due 6/1/12	518,400
145,000	CCC+	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	141,375

		Total Diversified Financial Services	4,864,425

Diversified Telecommunication Services — 9.6%
465,000	B-	Cincinnati Bell Inc., Senior Notes, 7.000% due 2/15/15	455,700
35,000	BB-	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	30,100
		Citizens Communications Co.:
185,000	BB+	Notes, 9.250% due 5/15/11	203,269
1,280,000	BB+	Senior Notes, 9.000% due 8/15/31	1,356,800
		Embarq Corp., Notes:
170,000	BBB-	6.738% due 6/1/13	173,678

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Diversified Telecommunication Services — 9.6% (continued)
$ 665,000	BBB-	7.995% due 6/1/36	$697,056
210,000	B+	GCI Inc., Senior Notes, 7.250% due 2/15/14	202,913
850,000	CCC+	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, Series B, 12.500% due 5/1/15	873,375
495,000	B+	Inmarsat Finance II PLC, step bond to yield 8.325% due 11/15/12	434,362
13,000	B+	Inmarsat Finance PLC, Senior Notes, 7.625% due 6/30/12	13,390
320,000	B	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16 (b)	333,200
310,000	B	Intelsat Ltd., Notes, 7.625% due 4/15/12	270,475
		Intelsat Subsidiary Holding Co., Ltd., Senior Notes:
265,000	B+	10.484% due 1/15/12 (a)	270,300
195,000	B+	8.250% due 1/15/13	195,488
215,000	B	Nordic Telephone Co. Holdings, Senior Notes, 8.875% due 5/1/16 (b)	224,675
		NTL Cable PLC, Senior Notes:
635,000	B-	8.750% due 4/15/14	661,987
215,000	B-	9.125% due 8/15/16	223,600
		PanAmSat Corp.:
220,000	B	9.000% due 6/15/16 (b)	224,400
105,000	BB	Notes, 6.375% due 1/15/08	105,000
365,000	B	Senior Notes, 9.000% due 8/15/14	373,212
190,000	B	Qwest Capital Funding Inc., 7.250% due 2/15/11	189,050
		Qwest Communications International Inc.:
315,000	B	7.250% due 2/15/11	313,819
		Senior Notes:
285,000	B	8.905% due 2/15/09 (a)	290,700
820,000	B	Series B, 7.500% due 2/15/14	816,925
		Qwest Corp.:
165,000	BB	Debentures, 8.875% due 6/1/31	172,631
		Notes:
50,000	BB	8.875% due 3/15/12	54,375
245,000	BB	8.579% due 6/15/13 (a)	264,906
180,000	BB	7.625% due 6/15/15	185,625
235,000	BB	Senior Notes, 7.875% due 4/27/11	246,163
170,000	BBB-	Valor Telecommunications Enterprises LLC/Finance Corp., 7.750% due 2/15/15	180,200
460,000	B-	Wind Acquisition Finance SA, Senior Bond, 10.750% due 12/1/15 (b)	501,975

		Total Diversified Telecommunication Services	10,539,349

Electric Utilities — 5.4%
398,000	BB-	AES Corp., Secured Notes, 8.750% due 5/15/13 (b)	429,343
		Allegheny Energy Supply Co. LLC:
55,000	BB-	Notes, 7.800% due 3/15/11	58,300
305,000	BB-	Senior Notes, 8.250% due 4/15/12 (b)	330,925
405,000	B	Aquila Inc., Senior Notes, 9.950% due 2/1/11	449,870
131,398	BB-	Elwood Energy LLC, Secured Notes, 8.159% due 7/5/26	142,853
94,190	BB-	FPL Energy National Wind, Secured Notes, 6.125% due 3/25/19 (b)	93,192
237,600	BB-	FPL Energy Wind Funding LLC, Notes, 6.876% due 6/27/17 (b)	241,461
		Midwest Generation LLC:
1,239,678	B+	Pass-Through Certificates, Series B, 8.560% due 1/2/16	1,317,932
225,000	B	Secured Notes, 8.750% due 5/1/34	240,750
225,000	B-	Mission Energy Holding Co., Senior Secured Notes, 13.500% due 7/15/08	252,844
		Nevada Power Co.:
185,000	BB	Second Mortgage, 9.000% due 8/15/13	202,589
50,000	BB	Series A, 8.250% due 6/1/11	55,022
75,000	BB	Series L, 5.875% due 1/15/15	74,512
60,000	B-	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	68,400

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Electric Utilities — 5.4% (continued)
		PSEG Energy Holdings LLC, Senior Notes:
$ 235,000	BB-	8.625% due 2/15/08	$243,225
285,000	BB-	10.000% due 10/1/09	309,225
		Reliant Energy Inc., Senior Secured Notes:
260,000	B	9.250% due 7/15/10	271,700
480,000	B	9.500% due 7/15/13	501,600
145,000	B	6.750% due 12/15/14	137,388
156,000	B-	Sierra Pacific Resources, Senior Notes, 7.803% due 6/15/12	163,402
275,000	B	Sithe Independence Funding, Notes, 9.000% due 12/30/13	296,932
97,724	BB-	Tenaska Alabama Partners LP, Secured Notes, 7.000% due 6/30/21 (b)	94,339

		Total Electric Utilities	5,975,804

Electrical Equipment — 0.2%
245,000	B	General Cable Corp., Senior Notes, 9.500% due 11/15/10	263,375

Energy Equipment & Services — 1.1%
260,000	B+	ANR Pipeline Co., Debentures, 9.625% due 11/1/21	315,364
20,000	B+	GulfMark Offshore Inc., 7.750% due 7/15/14	20,000
		Hanover Compressor Co., Senior Notes:
105,000	B	8.625% due 12/15/10	109,725
65,000	B	7.500% due 4/15/13	65,162
280,000	BB-	Pacific Energy Partners LP/Pacific Energy Finance Corp., Senior Notes, 7.125% due 6/15/14	284,200
25,000	BB-	Pride International Inc., Senior Notes, 7.375% due 7/15/14	25,563
55,000	B+	Tennessee Gas Pipeline Co., Debentures, 7.500% due 4/1/17	57,172
268,000	BB-	Transcontinental Gas Pipe Line Corp., Senior Notes, Series B, 8.875% due 7/15/12	298,485

		Total Energy Equipment & Services	1,175,671

Food & Staples Retailing — 1.2%
		Delhaize America Inc.:
335,000	BB+	8.125% due 4/15/11	360,670
420,000	BB+	Debentures, 9.000% due 4/15/31	493,487
		Rite Aid Corp.:
125,000	B+	Senior Notes, 9.500% due 2/15/11	130,000
295,000	B+	Senior Secured Notes, 7.500% due 1/15/15	283,200
50,000	B+	Senior Secured Second Lien Notes, 8.125% due 5/1/10	50,437

		Total Food & Staples Retailing	1,317,794

Food Products — 1.1%
145,000	B-	Chiquita Brands International Inc., Senior Notes, 8.875% due 12/1/15	135,938
425,000	B	Del Monte Corp., Senior Subordinated Notes, 8.625% due 12/15/12	446,781
255,000	B-	Pinnacle Foods Holding Corp., Senior Subordinated Notes, 8.250% due 12/1/13	251,812
225,000	B+	Stater Brothers Holdings Inc., Senior Notes, 8.125% due 6/15/12	225,563
150,000	B-	Swift & Co., Senior Notes, 10.125% due 10/1/09	152,250

		Total Food Products	1,212,344

Health Care Equipment & Supplies — 0.5%
575,000	BB+	Fisher Scientific International Inc., Senior Subordinated Notes, 6.125% due 7/1/15	571,406

Health Care Providers & Services — 3.5%
		Coventry Health Care Inc., Senior Notes:
140,000	BBB-	8.125% due 2/15/12	146,650
80,000	BBB-	6.125% due 1/15/15	79,437
520,000	B	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	512,200
60,000	B	Extendicare Health Services Inc., Senior Subordinated Notes, 6.875% due 5/1/14	63,000

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Health Care Providers & Services — 3.5% (continued)
		HCA Inc.:
		Notes:
$ 345,000	BB+	5.500% due 12/1/09	$341,119
120,000	BB+	9.000% due 12/15/14	111,512
420,000	BB+	7.690% due 6/15/25	326,670
340,000	BB+	Senior Notes, 7.875% due 2/1/11	325,550
1,139,000	B	Tenet Healthcare Corp., Senior Notes, 9.875% due 7/1/14	1,116,220
745,000	BB-	Triad Hospitals Inc., Senior Notes, 7.000% due 5/15/12	735,687
75,000	B-	US Oncology Inc., Senior Notes, 9.000% due 8/15/12	78,000

		Total Health Care Providers & Services	3,836,045

Hotels, Restaurants & Leisure — 6.4%
285,000	BB+	American Real Estate Partners LP/American Real Estate Finance Corp., Senior Notes, 7.125% due 2/15/13	286,425
140,000	B+	Aztar Corp., Senior Subordinated Notes, 9.000% due 8/15/11	147,000
		Boyd Gaming Corp., Senior Subordinated Notes:
505,000	B+	8.750% due 4/15/12	532,144
85,000	B+	7.750% due 12/15/12	85,638
130,000	B+	6.750% due 4/15/14	123,175
320,000	BB+	Capitol Records Inc., 8.375% due 8/15/09 (b)	337,200
392,000	B	Domino’s Inc., Senior Subordinated Notes, 8.250% due 7/1/11	407,680
150,000	B-	Gaylord Entertainment Co., Senior Notes, 6.750% due 11/15/14	143,250
800,000	BBB-	Harrah’s Operating Co., Inc., 6.500% due 6/1/16	795,082
285,000	BB	Hilton Hotels Corp., 8.250% due 2/15/11	307,707
710,000	B-	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	720,650
		Isle of Capri Casinos Inc., Senior Subordinated Notes:
130,000	B	9.000% due 3/15/12	136,662
50,000	B	7.000% due 3/1/14	47,750
		Mandalay Resort Group:
		Senior Notes:
425,000	BB	9.500% due 8/1/08	451,562
330,000	BB	8.500% due 9/15/10	348,975
370,000	B+	Senior Subordinated Notes, Series B, 10.250% due 8/1/07	384,800
		MGM MIRAGE Inc.:
125,000	BB	Senior Notes, 6.875% due 4/1/16 (b)	119,219
		Senior Subordinated Notes:
190,000	B+	9.750% due 6/1/07	195,700
135,000	B+	8.375% due 2/1/11	139,556
145,000	BB-	Mohegan Tribal Gaming Authority, Senior Notes, 6.125% due 2/15/13	139,019
60,000	B	Pokagon Gaming Authority, Senior Notes, 10.375% due 6/15/14 (b)	63,750
490,000	B+	River Rock Entertainment Authority, Senior Notes, 9.750% due 11/1/11	521,237
		Royal Caribbean Cruises Ltd., Senior Notes:
30,000	BBB-	8.750% due 2/2/11	32,630
40,000	BBB-	6.875% due 12/1/13	40,113
95,000	B+	San Pasqual Casino, Notes, 8.000% due 9/15/13 (b)	96,069
245,000	BB-	Station Casinos Inc., Senior Notes, 7.750% due 8/15/16	253,881
70,000	B-	TDS Investor Corp., 9.875% due 9/1/14 (b)	68,775
185,000	BB-	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625% due 12/1/14	177,600

		Total Hotels, Restaurants & Leisure	7,103,249

Household Durables — 1.4%
20,000	BB+	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	20,225
195,000	BB	Beazer Homes USA Inc., Senior Notes, 8.625% due 5/15/11	196,706

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Household Durables — 1.4% (continued)
$ 280,000	B-	Interface Inc., Senior Notes, 10.375% due 2/1/10	$306,250
500,000	BB	K Hovnanian Enterprises Inc., 6.250% due 1/15/16	436,250
400,000	B-	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	404,000
165,000	B-	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 11.130% due 9/1/12	134,475

		Total Household Durables	1,497,906

Household Products — 0.2%
90,000	CCC	Nutro Products Inc., Senior Subordinated Notes, 10.750% due 4/15/14 (b)	95,400
		Spectrum Brands Inc., Senior Subordinated Notes:
126,000	CCC	8.500% due 10/1/13	105,368
35,000	CCC	7.375% due 2/1/15	27,300

		Total Household Products	228,068

Independent Power Producers & Energy Traders — 1.7%
		AES Corp.:
405,000	B	Senior Notes, 7.750% due 3/1/14	419,175
30,000	BB-	Senior Secured Notes, 9.000% due 5/15/15 (b)	32,513
		Edison Mission Energy, Senior Notes:
30,000	B+	7.500% due 6/15/13 (b)	30,150
160,000	B1(c)	7.750% due 6/15/16 (b)	160,800
200,000	B-	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	199,000
1,015,000	B-	NRG Energy Inc., Senior Notes, 7.375% due 2/1/16	1,002,312

		Total Independent Power Producers & Energy Traders	1,843,950

Industrial Conglomerates — 0.5%
346,000	B	Koppers Inc., Senior Notes, 9.875% due 10/15/13	376,275
115,000	B	Samsonite Corp., Senior Subordinated Notes, 8.875% due 6/1/11	118,738

		Total Industrial Conglomerates	495,013

Insurance — 0.9%
305,000	B+	AFC Capital Trust I, Series B, 8.207% due 2/3/27	318,175
285,000	BB	Crum & Forster Holdings Corp., Senior Notes, 10.375% due 6/15/13	285,000
		Fairfax Financial Holdings Ltd.:
35,000	BB	Notes, 7.375% due 4/15/18	28,000
55,000	BB	Senior Notes, 7.750% due 4/26/12	47,025
255,000	BB	Markel Capital Trust I, Capital Securities, Series B, 8.710% due 1/1/46	267,558
55,000	BBB-	Markel Corp., Senior Notes, 7.350% due 8/15/34	56,164

		Total Insurance	1,001,922

Internet & Catalog Retail — 0.6%
550,000	B	Brookstone Co. Inc., Senior Secured Notes, 12.000% due 10/15/12	503,250
155,000	B-	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	151,900

		Total Internet & Catalog Retail	655,150

IT Services — 0.8%
		Sungard Data Systems Inc.:
250,000	B-	9.973% due 8/15/13 (a)	262,500
145,000	B-	Senior Notes, 9.125% due 8/15/13	150,437
460,000	B-	Senior Subordinated Notes, 10.250% due 8/15/15	472,075

		Total IT Services	885,012

Leisure Equipment & Products — 0.4%
480,000	B-	Warner Music Group, Senior Subordinated Notes, 7.375% due 4/15/14	464,400

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Machinery — 1.0%
		Case New Holland Inc., Senior Notes:
$ 305,000	BB	9.250% due 8/1/11	$324,825
125,000	BB	7.125% due 3/1/14	124,062
245,000	B-	Chart Industries Inc., Senior Subordinated Notes, 9.125% due 10/15/15 (b)	256,025
220,000	B+	Commercial Vehicle Group Inc., Senior Notes, 8.000% due 7/1/13	210,650
80,000	B	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	87,600
50,000	B	Mueller Holdings Inc., Discount Notes, step bond to yield 8.871% due 4/15/14	44,250

		Total Machinery	1,047,412

Media — 10.7%
440,000	B-	Affinion Group Inc., Senior Notes, 10.125% due 10/15/13 (b)	458,700
390,000	CCC+	AMC Entertainment Inc., Senior Subordinated Notes, 11.000% due 2/1/16	425,587
40,000	CCC+	Barrington Broadcasting Group LLC/Barrington Broadcasting Capital Corp., Senior Subordinated Notes, 10.500% due 8/15/14 (b)	39,400
195,000	B-	Block Communications Inc., Senior Notes, 8.250% due 12/15/15 (b)	189,881
629	B-	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	612
180,000	CCC-	CCH I Holdings LLC/CCH I Holding Capital Corp., Senior Notes, 11.750% due 5/15/14	123,300
260,000	CCC-	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	232,050
230,000	CCC-	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 9/15/10	234,025
		Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Notes:
70,000	CCC-	8.625% due 4/1/09	64,225
60,000	CCC-	10.750% due 10/1/09	55,200
90,000	CCC-	Charter Communications Holdings LLC/Charter Communications Holdings II Capital Corp., Senior Notes, 9.625% due 11/15/09	82,350
75,000	BBB+	Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13	85,122
		CSC Holdings Inc.:
65,000	B+	Debentures, Series B, 8.125% due 8/15/09	67,438
510,000	B+	Senior Notes, Series B, 7.625% due 4/1/11	524,025
180,000	B	Dex Media East LLC/Dex Media East Finance Co., Senior Notes, Series B, 12.125% due 11/15/12	201,600
525,000	B	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13	566,344
1,620,000	BB-	EchoStar DBS Corp., Senior Notes, 7.125% due 2/1/16 (b)	1,585,575
295,000	B-	Gray Television Inc., 9.250% due 12/15/11	308,275
130,000	CCC+	Houghton Mifflin Co., Senior Discount Notes, step bond to yield 6.766% due 10/15/13	109,525
1,050,000	B-	Kabel Deutschland GMBH, Senior Notes, 10.625% due 7/1/14 (b)	1,128,750
		Lamar Media Corp., Senior Subordinated Notes:
220,000	B	6.625% due 8/15/15	207,350
150,000	B	6.625% due 8/15/15 (b)	141,375
195,000	BB+	Liberty Media Corp., Debentures, 8.250% due 2/1/30	194,990
		LIN Television Corp.:
110,000	B-	Senior Subordinated Notes, 6.500% due 5/15/13	102,025
250,000	B-	Series B, 6.500% due 5/15/13	231,875
135,000	B-	LodgeNet Entertainment Corp., Senior Subordinated Notes, 9.500% due 6/15/13	145,463
245,000	B	Mediacom Broadband LLC/Mediacom Broadband Corp., Senior Notes, 8.500% due 10/15/15	243,775
105,000	B+	Morris Publishing Group LLC, Senior Subordinated Notes, 7.000% due 8/1/13	100,275
150,000	B	Primedia Inc., Senior Notes, 8.875% due 5/15/11	146,250
310,000	B	Quebecor Media Inc., Senior Notes, 7.750% due 3/15/16	308,450
200,000	B	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12 (b)	220,000
450,000	B	R.H. Donnelley Inc., Senior Subordinated Notes, 10.875% due 12/15/12	495,000
185,000	B	Radio One Inc., Senior Subordinated Notes, Series B, 8.875% due 7/1/11	188,700
		Rainbow National Services LLC:
217,000	B+	Senior Notes, 8.750% due 9/1/12 (b)	230,020
695,000	B+	Senior Subordinated Debentures, 10.375% due 9/1/14 (b)	777,531

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Media — 10.7% (continued)
		Rogers Cable Inc.:
$ 200,000	BB+	Secured Notes, 5.500% due 3/15/14	$186,250
175,000	BB+	Senior Secured Notes, 7.875% due 5/1/12	185,281
		Sinclair Broadcast Group Inc., Senior Subordinated Notes:
300,000	B	8.750% due 12/15/11	314,625
335,000	B	8.000% due 3/15/12	340,862
60,000	B	Sun Media Corp., 7.625% due 2/15/13	61,200
180,000	BBB	Viacom Inc., Senior Debentures, 7.875% due 7/30/30	196,250
195,000	B-	WMG Holdings Corp., Senior Discount Notes, step bond to yield 9.168% due 12/15/14	141,375
		XM Satellite Radio Inc., Senior Notes:
65,000	CCC	9.989% due 5/1/13 (a)(b)	60,938
90,000	CCC	9.750% due 5/1/14 (b)	85,050

		Total Media	11,786,894

Metals & Mining — 1.0%
300,000	B	Chaparral Steel Co., Senior Notes, 10.000% due 7/15/13	333,000
105,000	BBB-	International Steel Group Inc., Senior Notes, 6.500% due 4/15/14	100,275
420,000	B-	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15 (b)	465,150
30,000	B-	PNA Group Inc., Senior Notes, 10.750% due 9/1/16 (b)	30,750
200,000	B-	RathGibson Inc., Senior Notes, 11.250% due 2/15/14 (b)	207,000

		Total Metals & Mining	1,136,175

Multi-Utilities — 0.1%
90,000	B+	CMS Energy Corporation, 8.900% due 7/15/08	94,500

Multiline Retail — 0.5%
120,000	BBB-	J.C. Penney Co. Inc., Notes, 8.000% due 3/1/10	128,986
420,000	B-	Neiman Marcus Group Inc., Senior Notes, 9.000% due 10/15/15	448,350

		Total Multiline Retail	577,336

Office Electronics — 0.6%
		Xerox Corp., Senior Notes:
415,000	BB+	9.750% due 1/15/09	450,275
220,000	BB+	6.750% due 2/1/17	221,650

		Total Office Electronics	671,925

Oil, Gas & Consumable Fuels — 10.0%
390,000	B-	Alpha Natural Resources LLC/Alpha Natural Resources Capital Corp., Senior Notes, 10.000% due 6/1/12	419,250
735,000	CCC+	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	757,050
		Chesapeake Energy Corp., Senior Notes:
115,000	BB	7.500% due 9/15/13	116,725
200,000	BB	7.500% due 6/15/14	202,500
15,000	BB	6.625% due 1/15/16	14,475
30,000	BB	6.875% due 1/15/16	29,250
90,000	BB	6.500% due 8/15/17	83,925
400,000	BB	6.250% due 1/15/18	371,000
60,000	B+	Colorado Interstate Gas Co., Senior Notes, 6.800% due 11/15/15	59,764
720,000	BB-	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	720,000
140,000	B	Compton Petroleum Finance Corp., Senior Notes, 7.625% due 12/1/13	137,200
75,000	B	Copano Energy LLC, Senior Notes, 8.125% due 3/1/16	76,313
		El Paso Corp., Medium-Term Notes:
375,000	B	8.050% due 10/15/30	386,250
270,000	B	7.800% due 8/1/31	272,025

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Oil, Gas & Consumable Fuels — 10.0% (continued)
		El Paso Natural Gas Co.:
$ 65,000	B+	Bonds, 8.375% due 6/15/32	$73,147
275,000	B+	Senior Notes, Series A, 7.625% due 8/1/10	283,938
		Encore Acquisition Co., Senior Subordinated Notes:
80,000	B	6.250% due 4/15/14	75,600
290,000	B	6.000% due 7/15/15	270,425
110,000	B+	Enterprise Products Operating LP, 8.375% due 8/1/66 (a)	114,865
		Forest Oil Corp., Senior Notes:
185,000	B+	8.000% due 6/15/08	191,475
150,000	B+	8.000% due 12/15/11	155,625
105,000	B	Inergy LP/Inergy Finance Corp., Senior Notes, 8.250% due 3/1/16	108,413
120,000	CCC+	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14 (b)	124,500
242,000	BB+	Kerr-McGee Corp., 6.950% due 7/1/24	258,059
175,000	BBB	Kinder Morgan Finance Company, ULC, Notes, 6.400% due 1/5/36	153,329
90,000	B-	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13 (b)	87,975
252,000	B+	OMI Corp., Senior Notes, 7.625% due 12/1/13	253,260
280,000	BB-	Peabody Energy Corp., Series B, 6.875% due 3/15/13	278,600
245,000	B-	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13 (b)	250,513
		Pioneer Natural Resources Co., Senior Notes:
260,000	BB+	5.875% due 7/15/16	243,829
105,000	BB+	6.875% due 5/1/18	104,223
480,000	BB-	Plains Exploration & Production Co., Senior Notes, 7.125% due 6/15/14	494,400
355,000	B+	Pogo Producing Co., Senior Subordinated Notes, 6.875% due 10/1/17	339,912
115,000	B	Quicksilver Resources Inc., Senior Subordinated Notes, 7.125% due 4/1/16	110,400
166,600	BB+	Salton SEA Funding Corp., 7.475% due 11/30/18	175,170
310,000	B1(c)	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (b)	316,975
10,000	BB-	SESI LLC, Senior Notes, 6.875% due 6/1/14 (b)	9,850
207,000	BB-	Teekay Shipping Corp., Senior Notes, 8.875% due 7/15/11	218,385
260,000	BB+	Tesoro Corp., 6.625% due 11/1/15 (b)	252,200
370,000	B	Utilicorp Canada Finance Corp., Senior Notes, 7.750% due 6/15/11	389,425
380,000	BB+	Western Oil Sands Inc., Secured Notes, 8.375% due 5/1/12	409,925
440,000	B	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	435,600
		Williams Cos. Inc.:
160,000	BB-	Debentures, Series A, 7.500% due 1/15/31	154,800
		Notes:
560,000	BB-	7.125% due 9/1/11	571,200
471,000	BB-	8.750% due 3/15/32	509,857

		Total Oil, Gas & Consumable Fuels	11,061,602

Paper & Forest Products — 1.9%
250,000	B	Appleton Papers Inc., Senior Subordinated Notes, Series B, 9.750% due 6/15/14	248,125
		Boise Cascade LLC:
160,000	B+	8.382% due 10/15/12 (a)	161,600
25,000	B+	Senior Subordinated Notes, Series B, 7.125% due 10/15/14	23,375
		Domtar Inc., Notes:
260,000	B+	7.875% due 10/15/11	259,350
170,000	B+	5.375% due 12/1/13	146,200
		Georgia-Pacific Corp.:
415,000	B	Debentures, 9.500% due 12/1/11	449,237
170,000	B	Notes, 8.125% due 5/15/11	174,675
245,000	CCC+	NewPage Corp., Senior Subordinated Notes, 12.000% due 5/1/13	254,187
		Verso Paper Holdings LLC:
120,000	B+	Senior Secured Notes, 9.125% due 8/1/14 (b)	120,000
45,000	B-	Senior Subordinated Notes, 11.375% due 8/1/16 (b)	44,775
245,000	B+	Verso Paper Holdings LLC/Verson Paper Inc., 9.235% due 8/1/14 (a)(b)	248,063

		Total Paper & Forest Products	2,129,587

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Personal Products — 0.1%
$ 110,000	B+	Playtex Products Inc., Senior Secured Notes, 8.000% due 3/1/11	$114,950

Pharmaceuticals — 0.3%
330,000	CCC	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	315,150

Real Estate Investment Trusts (REITs) — 2.0%
286,000	BB+	CB Richard Ellis Services Inc., Senior Notes, 9.750% due 5/15/10	306,735
		Forest City Enterprises Inc., Senior Notes:
90,000	BB-	7.625% due 6/1/15	91,125
270,000	BB-	6.500% due 2/1/17	253,800
530,000	BB	Host Marriott LP, Senior Notes, Series I, 9.500% due 1/15/07	538,612
95,000	B	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12	81,938
		Omega Healthcare Investors Inc., Senior Notes:
155,000	BB	7.000% due 4/1/14	153,062
220,000	BB	7.000% due 1/15/16	215,050
		Rouse Co., Notes:
240,000	BB+	8.000% due 4/30/09	250,642
145,000	BB+	7.200% due 9/15/12	148,328
		Ventas Realty LP/Ventas Capital Corp.:
7,000	BB+	8.750% due 5/1/09	7,516
183,000	BB+	9.000% due 5/1/12	204,731

		Total Real Estate Investment Trusts (REITs)	2,251,539

Road & Rail — 0.7%
		Avis Budget Car Rental LLC/Avis Budget Finance Inc., Senior Notes:
180,000	BB-	7.625% due 5/15/14 (b)	171,900
255,000	BB-	7.905% due 5/15/14 (a)(b)	250,538
30,000	BB-	7.750% due 5/15/16 (b)	28,443
300,000	B-	Kansas City Southern Railway, 7.500% due 6/15/09	300,000

		Total Road & Rail	750,881

Semiconductors & Semiconductor Equipment — 0.8%
486,000	B	Advanced Micro Devices Inc., Senior Notes, 7.750% due 11/1/12	489,038
55,000	B	Avago Technologies Finance, Senior Notes, 10.731% due 6/1/13 (a)(b)	57,681
		Freescale Semiconductor Inc., Senior Notes:
195,000	BBB-	6.875% due 7/15/11	199,875
35,000	BBB-	7.125% due 7/15/14	36,225
205,000	B-	MagnaChip Semiconductor, Senior Subordinated Notes, 8.000% due 12/15/14	132,225

		Total Semiconductors & Semiconductor Equipment	915,044

Specialty Retail — 2.1%
489,000	B	Asbury Automotive Group Inc., Senior Subordinated Notes, 9.000% due 6/15/12	497,557
		AutoNation Inc., Senior Notes:
585,000	BB+	7.507% due 4/15/13 (a)(b)	590,850
230,000	BB+	7.000% due 4/15/14 (b)	227,988
105,000	CCC	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	97,650
		GameStop Corp.:
45,000	B+	9.383% due 10/1/11 (a)	46,969
45,000	B+	8.000% due 10/1/12	46,181
720,000	B-	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	693,000
150,000	B	United Auto Group Inc., Senior Subordinated Notes, 9.625% due 3/15/12	158,625

		Total Specialty Retail	2,358,820

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Rating‡	Security	Value

Textiles, Apparel & Luxury Goods — 1.0%
$ 585,000	B-	Levi Strauss & Co., Senior Notes, 9.750% due 1/15/15	$608,400
499,000	B	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	506,485

		Total Textiles, Apparel & Luxury Goods	1,114,885

Trading Companies & Distributors — 0.6%
300,000	B	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (b)	307,500
75,000	B+	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16 (b)	76,500
195,000	CCC+	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (b)	199,875
130,000	B-	Transdigm Inc., Senior Subordinated Notes, 7.750% due 7/15/14 (b)	129,675

		Total Trading Companies & Distributors	713,550

Transportation Infrastructure — 0.4%
533,000	CCC+	H-Lines Finance Holding Corp., step bond to yield 10.995% due 4/1/13	467,708

Wireless Telecommunication Services — 0.8%
		Rogers Wireless Communications Inc.:
		Secured Notes:
255,000	BB	8.454% due 12/15/10 (a)	262,331
100,000	BB	7.250% due 12/15/12	103,625
115,000	BB	Senior Notes, 9.625% due 5/1/11	129,088
325,000	CCC	Rural Cellular Corp., Senior Notes, 9.875% due 2/1/10	337,187

		Total Wireless Telecommunication Services	832,231

		TOTAL CORPORATE BONDS & NOTES (Cost — $105,469,399)	106,589,387

CONVERTIBLE BOND — 0.1%

Semiconductors & Semiconductor Equipment — 0.1%
125,000	CC	Amkor Technology Inc., Senior Subordinated Bond, 2.500% due 5/15/11 (Cost — $116,806)	106,719

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.2%
344,131		Blackrock Capital Finance LP, 9.530% due 9/25/26 (a)	206,479
108,160		Ocwen Residential MBS Corp., Series 1998-R1, Class C1, 7.000% due 10/25/40 (e)	10,275

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $261,575)	216,754

Shares
PREFERRED STOCKS — 0.5%
CONSUMER DISCRETIONARY — 0.4%

Media — 0.4%
62		ION Media Networks Inc., 14.250% (d)	536,300

ENERGY — 0.1%

Oil, Gas & Consumable Fuels — 0.1%
274		Chesapeake Energy Corp., 6.250%	73,569

		TOTAL PREFERRED STOCKS (Cost — $527,608)	609,869

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $106,375,388)	107,522,729

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount	Security	Value
SHORT-TERM INVESTMENT — 0.9%
REPURCHASE AGREEMENT — 0.9%
$ 945,000	State Street Bank & Trust Co. dated 8/31/06, 4.810% due 9/1/06; Proceeds due at maturity —- $945,126; (Fully collateralized by U.S. Treasury Bond, 4.500% due 2/15/36; Market value —- $971,606) (Cost — $945,000)	$945,000

	TOTAL INVESTMENTS — 98.4% (Cost — $107,320,388#)	108,467,729
	Other Assets in Excess of Liabilities — 1.6%	1,739,374

	TOTAL NET ASSETS — 100.0%	$110,207,103

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2006.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(c)	Rating by Moody’s Investors Service. All ratings are unaudited.
(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(e)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).
#	Aggregate cost for federal income tax purposes is $107,899,048.

See pages 119 and 120 for definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Investments

Face Amount	Rating‡	Security	Value
MUNICIPAL BONDS — 96.3%

Alabama — 1.6%
$1,000,000	Aaa (a)	Alabama State Board of Education, Revenue, Jefferson State Community College, AMBAC-Insured, 5.000% due 10/1/22	$1,061,340

Alaska — 1.6%
1,000,000	AAA	Anchorage, AK, GO, Refunding School, FGIC-Insured, 6.000% due 10/1/09	1,069,420

Arizona — 1.6%
1,000,000	Aaa (a)	Arizona Student Loan Acquisition Authority Student Loan Revenue, Refunding, Senior Series A-1, 5.650% due 5/1/14 (b)	1,055,620

California — 5.0%
1,000,000	A+	California State, GO, Refunding, 5.000% due 2/1/33	1,030,540
1,110,000	AAA	Costa Mesa, CA, COP, Refunding, Public Facilities Project, MBIA-Insured, 5.000% due 10/1/18	1,182,661
1,000,000	AAA	Los Angeles, CA, Department of Water & Power Waterworks Revenue, Series C, MBIA-Insured, 5.250% due 7/1/19	1,098,660

		Total California	3,311,861

Colorado — 7.4%
1,000,000	AA	Colorado Water Resources & Power Development Authority, Drinking Water Revenue, Refunding, Revolving Fund Series A, 5.500% due 9/1/22	1,161,700
1,240,000	AAA	Dove Valley Metropolitan District, CO, Arapahoe County, GO, FSA-Insured, 5.000% due 11/1/25	1,311,771
2,165,000	AA	Longmont, CO, Sales & Use Tax Revenue, Refunding, 5.250% due 5/15/17	2,420,427

		Total Colorado	4,893,898

District of Columbia — 1.7%
1,075,000	AAA	Metropolitian Washington, D.C. Airport Authority System, Refunding, Series D, FSA-Insured, 5.375% due 10/1/18 (b)	1,146,176

Florida — 11.5%
1,500,000	AA+	Broward County, FL, GO, Parks & Land Preservation Project, 5.000% due 1/1/19	1,592,325
1,000,000	AAA	Florida Municipal Loan Council Revenue, North Miami Beach Water Project, Series B, MBIA-Insured, 5.375% due 8/1/18	1,093,880
1,000,000	AAA	Florida State Board of Education Lottery Revenue, Series C, FGIC-Insured, 5.250% due 7/1/20	1,060,800
1,315,000	AAA	Miami-Dade County, FL, Transit Sales Surtax Revenue, XLCA-Insured, 5.000% due 7/1/16	1,429,760
1,075,000	AAA	Port St Lucie, FL, Florida Stormwater Utility Revenue, MBIA-Insured, 5.000% due 5/1/23	1,122,214
		Tampa Florida Utility Tax & Special Revenue, Series A, AMBAC-Insured:
1,055,000	AAA	5.250% due 10/1/19	1,141,415
195,000	AAA	Call 10/1/12 @ 101, 5.250% due 10/1/19 (c)	213,186

		Total Florida	7,653,580

Hawaii — 4.0%
1,500,000	AAA	Hawaii State, GO, Series DI, FSA-Insured, 5.000% due 3/1/10	1,567,710
1,000,000	AA-	Maui County, HI, GO, Series A, Call 3/1/11 @ 100, 5.500% due 3/1/15 (c)	1,067,380

		Total Hawaii	2,635,090

Illinois — 10.1%
2,000,000	AAA	Chicago Transit Authority Capital Grant Receipts Revenue, Federal Transit Administration Section 5307-B, AMBAC-Insured, 5.250% due 6/1/13	2,177,000
		Chicago, IL:
1,000,000	AAA	Board of Education, GO, School Reform Board, Series A, FGIC-Insured, 5.250% due 12/1/20	1,119,580
1,000,000	AAA	Housing Authority Capital Program Revenue, Refunding, FSA-Insured, 5.000% due 7/1/14	1,069,300

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Investments

Face Amount	Rating‡	Security	Value

Illinois — 10.1% (continued)
$1,095,000	Baa1 (a)	Illinois Finance Authority Revenue, Refunding, DePaul University, Series A, 5.375% due 10/1/19	$1,209,406
1,000,000	AAA	University of Illinios, University Revenue, Auxiliary Facilities System, Series B, FGIC-Insured, 5.500% due 4/1/19	1,142,760

		Total Illinois	6,718,046

Indiana — 5.0%
1,000,000	Aaa (a)	Allen County, IN, Public Library Building Corp., First Mortgage, MBIA-Insured, Call 1/15/11 @ 101, 5.000% due 1/15/17 (c)	1,063,690
1,200,000	NR	Indiana Bond Bank, Special Project Hendricks, Series B, Call 2/1/07 @ 102, 6.125% due 2/1/17 (c)	1,235,436
1,000,000	AAA	Indiana Health Facility Financing Authority Hospital Revenue, Refunding, Methodist Hospital Industry, Series A, 5.750% due 9/1/15 (d)	1,010,740

		Total Indiana	3,309,866

Iowa — 1.6%
1,000,000	AAA	Des Moines, IA, Public Package Systems Revenue, Series A, FGIC-Insured, 5.750% due 6/1/13	1,072,660

Kansas — 1.7%
1,065,000	AA	Kansas State Development Finance Authority Revenue, Kansas Transition Revolving Fund, 5.000% due 10/1/20	1,143,640

Michigan — 1.7%
1,000,000	AAA	Michigan State House of Representatives, COP, AMBAC-Insured, 5.250% due 8/15/14	1,103,620

Minnesota — 4.4%
1,000,000	AAA	Minneapolis & St. Paul, MN, Housing Finance Board Single Family Mortgage Revenue, Mortgage Backed Securities, Cityliving, Series A-3, GNMA & FNMA-Insured, 5.700% due 4/1/27	1,076,070
1,000,000	A2 (a)	Minnesota State Higher EFA Revenue, University St. Thomas, Series Six-I, 5.000% due 4/1/23	1,056,820
750,000	AAA	Southern Minnesota Municipal Power Agency, Power Supply System Revenue, Series A, 5.750% due 1/1/18	804,532

		Total Minnesota	2,937,422

Nevada — 5.8%
1,500,000	AAA	Clark County, NV, GO, Refunding Food Control, FGIC-Insured, 4.750% due 11/1/24	1,555,185
1,000,000	AAA	State of Nevada Highway Revenue, Motor Vehicle Fuel Tax, 5.000% due 12/1/08	1,029,980
1,220,000	AAA	University of Nevada, University Revenue, Community College System, FSA-Insured, 5.250% due 7/1/16	1,281,390

		Total Nevada	3,866,555

New Jersey — 1.7%
1,000,000	AAA	New Jersey State Transportation Corp., COP, Series A, AMBAC-Insured, 5.500% due 9/15/15	1,117,510

New York — 7.2%
1,000,000	AA-	New York, NY, Series D, 5.000% due 11/1/27	1,043,460
1,450,000	AA+	New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Series E, 5.000% due 6/15/38	1,496,110
1,000,000	AA-	New York State Dormitory Authority Revenue, Series B, 5.250% due 11/15/23 (e)	1,073,000
1,100,000	AAA	New York State Urban Development Corp. Revenue, Refunding, Correctional Capital Facilities, Series A, FSA-Insured, 5.250% due 1/1/14	1,183,369

		Total New York	4,795,939

North Carolina — 1.6%
1,000,000	AAA	Johnston County, NC, GO, FGIC-Insured, 5.000% due 6/1/21	1,063,750

Ohio — 1.6%
1,000,000	AAA	Springboro Community City School District, MBIA-Insured, 5.000% due 12/1/25	1,053,660

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Investments

Face Amount	Rating‡	Security	Value

Oklahoma — 1.6%
$1,000,000	AAA	Oklahoma City, OK, Airport Trust, Series A, FSA-Insured, 5.250% due 7/1/21	$1,047,420

Oregon — 1.6%
1,000,000	AAA	Oregon State Department Administrative Services, COP, Series A, FSA-Insured, 5.000% due 5/1/24	1,055,260

Pennsylvania — 1.8%
1,120,000	AAA	Mifflin County, PA, GO, Series A, FGIC-Insured, 5.000% due 9/1/27	1,169,392

Tennessee — 2.5%
1,500,000	A+	Tennessee Energy Acquisition Corp., Series A, 5.250% due 9/1/17	1,649,940

Texas — 4.6%
530,000	AAA	Texas State Department of Housing & Community Affairs Residential Mortgage Revenue, Refunding, Series A, GNMA/FNMA-Insured, 6.200% due 7/1/19 (b)	539,879
1,000,000	AAA	University of North Texas, University Revenue, Financing System, FGIC-Insured, 5.000% due 4/15/18	1,051,810
1,390,000	AAA	University of Texas, University Revenues, Financing Systems, Series D, 5.000% due 8/15/34	1,447,240

		Total Texas	3,038,929

Virginia — 1.8%
1,100,000	AA	Newport News, VA, GO, Refunding Water, Series C, 5.000% due 5/1/11	1,164,900

Wisconsin — 5.6%
1,200,000	BBB	Franklin, WI, Solid Waste Disposal Revenue, Waste Management Wisconsin Inc. Series A, 4.950% due 11/1/16	1,233,312
1,000,000	Aaa (a)	Sun Prairie, WI, Area School District, GO, FGIC-Insured, 5.625% due 4/1/16	1,063,440
1,340,000	BBB	Wisconsin State HEFA Revenue, Refunding, Divine Savior Healthcare, 5.500% due 5/1/26	1,437,391

		Total Wisconsin	3,734,143

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $62,303,550)	63,869,637

SHORT-TERM INVESTMENTS (f) — 2.0%

California — 1.1%
700,000	A-1+	California Statewide CDA Revenue, COP, John Muir, Mount Diablo Health, AMBAC-Insured, SPA-JPMorgan Chase, 3.320%, 9/1/06	700,000

Illinois — 0.2%
120,000	A-1+	Joliet, IL, Regional Port District, Refunding Exxon Mobil Corp., 3.510%, 9/1/06	120,000

New Jersey — 0.5%
270,000	A-1+	New Jersey, EFA Revenue, Refunding, Princeton University, Series F, 3.180%, 9/1/06	270,000
55,000	A-1+	Union County, NJ, Pollution Control Financing Authority, Refunding Exxon Mobil Corp., 3.180%, 9/1/06	55,000

		Total New Jersey	325,000

New York — 0.2%
160,000	A-1+	New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Series F, Subordinated Series F-2, SPA-Bayerische Landesbank, 3.540%, 9/1/06	160,000

		TOTAL SHORT-TERM INVESTMENTS (Cost — $1,305,000)	1,305,000

		TOTAL INVESTMENTS — 98.3% (Cost — $63,608,550#)	65,174,637
		Other Assets in Excess of Liabilities — 1.7%	1,151,306

		TOTAL NET ASSETS — 100.0%	$66,325,943

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Investments

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.
(a)	Rating by Moody’s Investors Service. All ratings are unaudited.
(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(c)	Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(d)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(e)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2006.
(f)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.
#	Aggregate cost for federal income tax purposes is $63,590,650.

See	pages 119 and 120 for definitions of ratings.

Abbreviations used in this schedule:
AMBAC — Ambac Assurance Corporation
CDA — Community Development Authority
COP — Certificate of Participation
EFA — Educational Facilities Authority
FGIC — Financial Guaranty Insurance Company
FNMA — Federal National Mortgage Association
FSA — Financial Security Assurance
GNMA — Government National Mortgage Association
GO — General Obligation
HEFA — Health & Educational Facilities Authority
MBIA — Municipal Bond Investors Assurance Corporation
SPA — Standby Bond Purchase Agreement
XLCA — XL Capital Assurance Inc.

Summary of Investments by Industry*
General Obligation	26.1%
Education	19.6
Transportation	10.6
Utilities	7.2
Water and Sewer	6.0
Tax Allocation	5.5
Housing: Single-Family	5.3
Pre-Refunded	4.1
Miscellaneous	3.4
Hospitals	3.3
Public Facilities	3.3
Industrial Development	2.0
Solid Waste	1.9
Escrowed to Maturity	1.6
Pollution Control	0.1

100.0%

*	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†		Security	Value
SOVEREIGN BONDS — 44.8%

Belgium — 0.3%
400,000	EUR	Kingdom of Belgium, 5.750% due 3/28/08 (a)	$528,463

France — 9.5%
1,000,000	EUR	French Treasury Notes, 3.000% due 7/12/08 (a)	1,268,013
		Government of France:
6,500,000	EUR	6.500% due 4/25/11 (a)	9,331,450
1,800,000	EUR	4.000% due 4/25/14 (a)	2,347,344
1,800,000	EUR	4.000% due 10/25/14 (a)	2,347,331
1,900,000	EUR	5.500% due 4/25/29 (a)	2,956,403
100,000	EUR	4.750% due 4/25/35 (a)	143,060

		Total France	18,393,601

Germany — 14.6%
400,000	EUR	Bundesobligation, 3.500% due 10/9/09 (a)	510,963
		Bundesrepublik Deutschland:
200,000	EUR	4.500% due 7/4/09 (a)	262,377
4,400,000	EUR	5.000% due 7/4/12	6,020,114
1,600,000	EUR	4.250% due 1/4/14	2,118,811
2,300,000	EUR	4.250% due 7/4/14	3,048,471
2,800,000	EUR	6.250% due 1/4/24 (a)	4,603,311
3,700,000	EUR	5.625% due 1/4/28 (a)	5,806,252
3,100,000	EUR	6.250% due 1/4/30 (a)	5,279,079
600,000	EUR	4.750% due 7/4/34 (a)	859,456

		Total Germany	28,508,834

Greece — 2.7%
3,500,000	EUR	Hellenic Republic, 6.500% due 1/11/14 (a)	5,209,784

Italy — 0.7%
1,050,000	EUR	Buoni Poliennali Del Tesoro, 4.500% due 5/1/09	1,374,988

Japan — 4.8%
		Japan Government:
320,000,000	JPY	1.500% due 3/20/11	2,782,564
80,000,000	JPY	2.400% due 3/20/34	680,579
290,000,000	JPY	2.300% due 6/20/35	2,422,137
400,000,000	JPY	Series 20, 2.500% due 9/20/35	3,478,608

		Total Japan	9,363,888

Netherlands — 2.8%
		Netherlands Government:
4,000,000	EUR	5.250% due 7/15/08 (a)	5,274,118
200,000	EUR	3.750% due 7/15/14 (a)	256,518

		Total Netherlands	5,530,636

Poland — 1.1%
6,280,000	PLN	Poland Government Bond, 6.000% due 5/24/09 (a)	2,081,158

Portugal — 2.6%
4,000,000	EUR	Portugal Obrigacoes do Tesouro, 3.250% due 7/15/08 (a)	5,087,199

Spain — 3.7%
5,600,000	EUR	Spanish Government, 3.600% due 1/31/09 (a)	7,172,203

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†		Security	Value

United Kingdom — 2.0%
860,000	GBP	United Kingdom Treasury, 7.500% due 12/7/06 (a)	$1,646,954
1,170,000	GBP	United Kingdom Treasury Gilt, 4.750% due 9/7/15 (a)	2,262,414

		Total United Kingdom	3,909,368

		TOTAL SOVEREIGN BONDS (Cost — $85,670,516)	87,160,122

ASSET-BACKED SECURITIES (b) — 4.8%

Home Equity — 4.0%
		ACE Securities Corp.:
617,813		Series 2006-HE1, Class A2A, 5.404% due 2/25/36 (a)	618,349
642,783		Series 2006-NC1, Class A2A, 5.394% due 12/25/35 (a)	643,334
66,009		Aegis Asset Backed Securities Trust, Series 2004-4, Class A2A, 5.605% due 10/25/34 (a)	66,077
		Asset Backed Funding Certificates:
188,789		Series 2005-AQ1, Class A1A, 5.444% due 6/25/35 (a)	188,910
93,635		Series 2005-HE2, Class A2A, 5.434% due 6/25/35 (a)	93,694
630,624		Asset Backed Securities Corp. Home Equity, Series 2006-HE3, Class A3, 5.384% due 3/25/36 (a)	631,099
		Countrywide Asset-Backed Certificates:
203,143		Series 2005-16, Class 4AV1, 5.424% due 1/25/35 (a)	203,316
900,000		Series 2006-15, Class A1, 5.434% due 10/25/36	900,000
241,102		Federal Home Loan Mortgage Corp. (FHLMC) Structured Pass Through Securities, Series T-35, Class A, 5.604% due 9/25/31 (a)	241,286
311,707		First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF1, Class 2A1, 5.414% due 1/25/36 (a)	311,973
542,538		Fremont Home Loan Trust, Series 2006-1, Class 2A1, 5.384% due 4/25/36 (a)	542,904
600,853		GSAMP Trust, Series 2006-S2, Class A1A, 5.394% due 1/25/36 (a)	601,225
824,058		Long Beach Mortgage Loan Trust, Series 2004-4, Class 1A1, 5.604% due 10/25/34 (a)	826,315
590,532		Residential Asset Mortgage Products Inc., Series 2006-RS1, Class AI1, 5.404% due 1/25/36 (a)	590,958
356,409		Residential Asset Securities Corp., Series 2006-EMX3, Class A1, 5.384% due 4/25/36 (a)	356,681
109,940		SACO I Trust, Series 2004-3A, Class A, 5.594% due 12/25/35 (a)(c)	109,975
900,000		Soundview Home Equity Loan Trust, Series 2006-EQ1, Class A1, 5.458% due 10/25/36	900,000

		Total Home Equity	7,826,096

Student Loan — 0.8%
835,522		Nelnet Student Loan Trust, Series 2006-1, Class A1, 5.378% due 8/23/11	836,178
		SLM Student Loan Trust:
129,138		Series 2005-9, Class A1, 5.455% due 1/25/13 (a)	129,103
557,499		Series 2006-4, Class A1, 5.455% due 7/25/12 (a)	557,836

		Total Student Loan	1,523,117

		TOTAL ASSET-BACKED SECURITIES (Cost — $9,343,481)	9,349,213

COLLATERALIZED MORTGAGE OBLIGATIONS — 9.7%
395,103		Banc of America Mortgage Securities, Series 2004-4, Class 1A9, 5.000% due 5/25/34 (a)	388,523
605,897		Basic Asset Backed Securities Trust, Series 2006-1, Class A1, 5.404% due 4/25/36 (a)(b)	606,357
900,000		Bear Stearns Alternative A Trust, Series 2006-6, Class 21A1, 5.840% due 10/25/36	900,703
900,000		Commercial Mortgage Pass Through Certificates, Series 2006-CN2A, Class A2FL, 5.626% due 2/5/19 (a)(b)(c)	902,344
834,979		Countrywide Alternative Loan Trust, Series 2006-OA1, Class 2A1, 5.535% due 3/20/46 (a)(b)	836,389
667,446		Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-9, Class 1A3, 5.554% due 5/25/35 (a)(b)	668,468
		Countrywide Home Loans:
710,655		Series 2005-002, Class 1A1, 5.664% due 3/25/35 (a)(b)	712,829
137,863		Series 2005-003, Class 2A1, 5.614% due 4/25/35 (a)(b)	138,488

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†		Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (a) — 9.7% (continued)
185,885		Series 2005-011, Class 3A1, 5.622% due 4/25/35 (a)(b)	$186,843
268,841		Series 2005-HYB9, Class 3A2A, 5.250% due 2/20/36 (a)(b)	265,600
330,238		CSAB Mortgage Backed Trust, Series 2006-1, Class A1A, 5.424% due 6/25/36 (a)(b)	330,337
		Federal Home Loan Mortgage Corp. (FHLMC):
657,060		Series 2770, Class YW, 4.000% due 6/15/22 (a)	647,772
793,395		Series 3037, Class BC, 4.500% due 2/15/20 (a)	768,385
755,526		Series 3174, Class FM, 5.570% due 5/15/36 (a)(b)	755,412
		Federal National Mortgage Association (FNMA):
32,630		Series 2003-34, Class A1, 6.000% due 4/25/43 (a)	32,698
182,933		Series 2004-W12, Class 1A1, 6.000% due 7/25/44 (a)	183,803
295,580		Series 2005-120, Class NF, 5.485% due 1/25/21 (a)(b)	295,024
47,756		Federal National Mortgage Association (FNMA) Grantor Trust, Series 2004-T3, Class 1A1, 6.000% due 2/25/44 (a)	47,969
417,774		FHLMC Structured Pass Through Securities, Series T-62, Class 1A1, 5.482% due 10/25/44 (a)(b)	420,601
253,754		GMAC Mortgage Corp. Loan Trust, Series 2004-J4, Class A1, 5.500% due 9/25/34 (a)	251,484
563,580		Government National Mortgage Association (GNMA), Series 2004-68, Class ZC, 6.000% due 8/20/34 (a)	564,086
		Lehman XS Trust:
893,420		Series 2006-12N, Class A1A1, 5.404% due 8/25/46 (a)(b)	893,141
744,358		Series 2006-GP1, Class A1, 5.414% due 5/25/46 (a)(b)	744,258
700,000	GBP	Permanent Financing PLC, Series 4, Class 5A2, 4.890% due 6/10/42 (a)(b)	1,334,894
886,968		Residential Accredit Loans Inc., Series 2006-Q03, Class A1, 5.530% due 4/25/46 (a)(b)	885,205
		Structured Asset Mortgage Investments Inc.:
322,916		Series 2005-AR2, Class 2A1, 5.615% due 5/25/45 (a)(b)	323,948
284,128		Series 2005-AR8, Class A1A, 5.604% due 2/25/36 (a)(b)	284,596
889,001		Series 2006-AR3, Class 12-A1, 5.605% due 5/25/36 (a)(b)	889,982
57,884		Structured Asset Securities Corp., Series 2005-S5, Class A1, 5.424% due 8/25/35 (a)(b)	57,923
900,000		Thornburg Mortgage Securities Trust, Series 2006-5, Class A1, 5.450% due 8/25/36 (a)(b)	900,000
		Washington Mutual Inc.:
36,802		Series 2001-7, Class A, 5.478% due 5/25/41 (a)(b)	37,181
14,590		Series 2002-AR9, Class 1A, 5.682% due 8/25/42 (a)(b)	14,621
382,111		Series 2005-AR13, Class A1A1, 5.614% due 10/25/45 (a)(b)	384,765
830,216		Series 2006-AR3, Class A1A, 5.432% due 2/25/46 (a)(b)	830,086
380,516		Series 2006-AR4, Class 2A1A, 5.590% due 5/25/46 (a)(b)	379,624
		Wells Fargo Mortgage Backed Securities Trust:
754,069		Series 2006-AR2, Class 2A1, 4.950% due 3/25/36 (a)	745,627
355,170		Series 2006-AR8, Class 1A1, 5.240% due 4/25/36 (a)(b)	353,120

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $18,952,537)	18,963,086

CORPORATE BONDS & NOTES (a) — 8.2%

Cayman Islands — 0.8%
200,000	EUR	MUFG Capital Finance, 4.850% due 7/25/16	250,708
900,000		MUFG Capital Finance 1 Ltd., 6.346% due 7/25/16 (b)	902,545
400,000		Resona Bank Ltd., 5.850% due 4/15/16 (b)(c)	388,947
100,000		Vita Capital Ltd., Series 2003-I, Notes, 6.830% due 1/1/07 (b)(c)	100,359

		Total Cayman Islands	1,642,559

France — 0.2%
300,000	EUR	France Telecom SA, Senior Unsubordinated Medium-Term Note, 7.250% due 1/28/13	445,908

Greece — 0.3%
370,000	EUR	Public Power Corp., Notes, 4.500% due 3/12/09	479,158

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†		Security	Value

Hong Kong — 0.4%
500,000	EUR	Hutchinson Whampoa Finance Ltd., 5.875% due 7/8/13	$693,481

Italy — 0.5%
720,000	EUR	Telecom Italia SpA, Medium-Term Note, 6.250% due 2/1/12	997,740

Japan — 0.1%
200,000	EUR	Bank of Tokyo-Mitsubishi UFJ Ltd., 3.500% due 12/16/15 (b)	249,602

Luxembourg — 0.4%
567,000	EUR	Hannover Finance Luxembourg SA, 5.000% due 6/1/15 (b)	705,669
100,000		VTB Capital SA, Serior Notes, 6.174% due 9/21/07 (b)(c)	100,075

		Total Luxembourg	805,744

Mexico — 0.4%
540,000	EUR	PEMEX Project Funding Master Trust, 6.250% due 8/5/13 (c)	750,411

United Kingdom — 1.1%
400,000		HBOS PLC, Subordinated, 5.920% due 10/1/15 (b)(c)	384,947
300,000		Royal Bank of Scotland Group PLC, Senior Notes, 5.424% due 12/21/07 (b)(c)	300,308
1,000,000		Royal Bank of Scotland PLC, Notes, 5.570% due 7/21/08 (b)(c)	1,001,101
400,000		Vodafone Group PLC, Notes, 5.560% due 6/29/07 (b)	400,063

		Total United Kingdom	2,086,419

United States — 4.0%
900,000		CIT Group Inc., Series Medium-Term Note, Senior Notes, 5.463% due 2/21/08 (b)	901,095
1,100,000		Countrywide Bank NA, Certificate of Deposit, 5.340% due 9/15/06 (b)	1,100,015
900,000		Genworth Global Funding, Secured Notes, 5.389% due 2/10/09 (b)	901,164
200,000		Harrahs Operating Co. Inc., 6.099% due 2/8/08 (b)(c)	200,551
300,000		HSBC Finance Corp., Senior Unsecured, 5.459% due 9/15/08 (b)	300,892
300,000		IBJ Preferred Capital Co., 8.790% due 6/30/08 (b)(c)	316,411
200,000		Mizuho JGB Investment LLC, Bonds, 9.870% due 6/30/08 (b)(c)	214,620
900,000		Morgan Stanley, Series Notes, Series F, 5.550% due 2/9/09 (b)	902,179
800,000		Popular North America Inc., Medium-Term Note, Series F, 5.886% due 4/6/09 (b)	802,415
700,000		Rabobank Nederland, Senior Notes, 5.527% due 1/15/09 (b)(c)	700,504
500,000		U.S. Bancorp, Medium Term Notes, 5.358% due 4/28/09 (b)	500,414
1,000,000		Wachovia Bank NA, Senior Notes, Series DPNT, 5.489% due 3/23/09 (b)	1,000,403

		Total United States	7,840,663

		TOTAL CORPORATE BONDS & NOTES (Cost — $15,459,747)	15,991,685

MORTGAGE-BACKED SECURITIES — 2.1%

FNMA — 2.1%
		Federal National Mortgage Association (FNMA):
785,369		4.192% due 11/1/34 (a)(b)	775,570
2,400,000		5.500% due 9/13/36 (d)	2,355,743
1,000,000		6.500% due 9/13/36 (d)	1,015,312

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $4,134,111)	4,146,625

U.S. GOVERNMENT & AGENCY OBLIGATIONS (a) — 3.6%

U.S. Government Agencies — 2.3%
4,568,121		Federal National Mortgage Association (FNMA), 5.500% due 5/1/34	4,498,931

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†		Security	Value

U.S. Government Obligations — 1.3%
2,600,000		U.S. Treasury Notes, 3.500% due 2/15/10	$2,501,385

		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $7,086,211)	7,000,316

U.S. TREASURY INFLATION PROTECTED SECURITIES (a) — 2.0%
2,176,969		U.S. Treasury Bonds, Inflation Indexed, 3.375% due 1/15/07	2,176,714
		U.S. Treasury Notes, Inflation Indexed:
321,498		0.875% due 4/15/10	305,530
850,032		1.625% due 1/15/15	809,756
521,535		1.875% due 7/15/15	506,011

		TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $3,840,442)	3,798,011

Contracts
PURCHASED OPTIONS — 0.3%

Germany — 0.0%
4,000,000	GBP	Swaption, 6 Month LIBOR, 5.00% fixed rate, Call @ $5.00, expires 5/11/07	18,262
3,300,000	GBP	Swaption, 6 Month LIBOR, 5.00% fixed rate, Call @ $5.00, expires 5/17/07	15,065

		Total Germany	33,327

United States — 0.3%
255		Eurodollar Futures, Put @ $92.00, expires 3/19/07	1,594
55		Eurodollar Futures, Put @ $92.25, expires 12/18/06	344
322		Eurodollar Futures, Put @ $92.50, expires 12/18/06	2,012
14,000,000		Swaption, 3 Month LIBOR, 4.50% fixed rate, Call @ $4.50, expires 10/18/06	14
2,300,000		Swaption, 3 Month LIBOR, 4.50% fixed rate, Call @ $4.50, expires 10/4/06	0
1,500,000		Swaption, 3 Month LIBOR, 4.80% fixed rate, Call @ $4.80, expires 12/22/06	967
34,000,000		Swaption, 3 Month LIBOR, 5.00% fixed rate, Call @ $5.00, expires 3/8/07	101,286
2,300,000		Swaption, 3 Month LIBOR, 5.08% fixed rate, Call @ $5.08, expires 4/19/07	9,980
2,300,000		Swaption, 3 Month LIBOR, 5.13% fixed rate, Call @ $5.13, expires 10/25/06	3,248
36,500,000		Swaption, 3 Month LIBOR, 5.17% fixed rate, Call @ $5.17, expires 2/01/07	143,189
29,600,000		Swaption, 3 Month LIBOR, 5.20% fixed rate, Call @ $5.20, expires 5/09/07	173,663
5,700,000	GBP	Swaption, 6 Month LIBOR, 5.00% fixed rate, Call @ $5.00, expires 6/15/07	29,276
3,500,000		U.S. Dollar vs. Japanese Yen, 8.75% fixed rate, Call @ $8.75, expires 1/17/07	0
5,900,000		U.S. Dollar vs. Japanese Yen, 8.80% fixed rate, Call @ $8.80, expires 2/13/07	6
331		U.S. Treasury Notes 5 Year Futures, Put @ $101, expires 11/21/06	5,172

		Total United States	470,751

		TOTAL PURCHASED OPTIONS (Cost — $526,879)	504,078

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $145,013,924)	146,913,136

Face Amount
SHORT-TERM INVESTMENTS — 36.4%
COMMERCIAL PAPER (a)(e) — 33.0%
$5,100,000		Bank of America Corp., 5.404% due 9/21/06	5,084,898
500,000		Bank of Ireland, 5.429% due 11/3/06	495,350
		Barclays Bank PLC:
4,100,000		5.460% due 10/26/06	4,066,269

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount	Security	Value
COMMERCIAL PAPER (a)(e) — 33.0% (continued)
$1,600,000	5.373% due 11/15/06	$1,582,352
4,100,000	Danske Corp., 5.370% due 12/27/06	4,028,988
	Dexia Delaware LLC:
5,200,000	5.342% due 11/10/06	5,146,492
600,000	5.337% due 11/21/06	592,842
5,200,000	Dnb Nor Bank Asa, 5.349% due 11/13/06	5,143,892
5,200,000	General Electric Capital Corp., 5.340% due 11/14/06	5,143,424
	HBOS Treasury Services PLC:
2,700,000	5.445% due 10/25/06	2,678,252
2,200,000	5.444% due 11/1/06	2,180,310
4,700,000	Ixis Commercial Paper Corp., 5.336% due 11/8/06	4,653,047
3,300,000	Nordea North America Inc., 5.188% due 9/5/06	3,298,123
4,900,000	Societe Generale North America, 5.445% due 10/10/06	4,871,494
4,200,000	Spintab AB, 5.425% due 11/3/06	4,160,940
4,000,000	Svenska Handlesbanken Inc., 5.261% due 9/11/06	3,994,233
1,600,000	Swedbank, 5.347% due 11/9/06	1,583,696
400,000	Time Warner Inc., 5.332% due 9/19/06	398,952
5,200,000	UBS Finance Delaware LLC, 5.352% due 11/16/06	5,141,864

	Total Commercial Paper (Cost — $64,247,053)	64,245,418

U.S. GOVERNMENT AGENCY — 0.1%
100,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.233% due 11/1/06 (a)(e) (Cost — $99,124)	99,124

U.S. GOVERNMENT OBLIGATIONS (a)(e) — 0.6%
	U.S. Treasury Bills:
40,000	4.822% due 9/14/06	39,931
1,140,000	4.864% due 9/14/06	1,138,022
60,000	4.885% due 9/14/06	59,895

	Total U.S. Government Obligations (Cost — $1,237,848)	1,237,848

REPURCHASE AGREEMENT — 2.7%
5,168,000	State Street Bank & Trust Co. dated 8/31/06, 4.810% due 9/1/06; Proceeds at maturity — $5,186,691; (Fully collateralized by U.S. Treasury Bond, 4.500% due 2/15/36; Market value — $5,275,775) (Cost — $5,168,000) (a)	5,168,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $70,752,025)	70,750,390

	TOTAL INVESTMENTS — 111.9% (Cost — $215,765,949#)	217,663,526
	Liabilities in Excess of Other Assets — (11.9)%	(23,162,199)

	TOTAL NET ASSETS — 100.0%	$194,501,327

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	All or a portion of this security is segregated for open futures contracts, extended settlements, written options, swap contracts, foreign currency contracts, TBA's and short sales.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2006.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments
(d)	This security is traded on a to-be-announced ("TBA") basis (See Note 1).
(e)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is $216,903,865.

Abbreviations used in this schedule:

EUR	—	Euro
GBP	—	Great British Pound
JPY	—	Japanese Yen
LIBOR	—	London Interbank Offered Rate
PLN	—	Polish Zloty

Summary of Investments by Security Type* (unaudited)
Sovereign Bonds	40.0%
Collateralized Mortgage Obligations	8.7
Corparate Bonds & Notes	7.4
Asset-Backed Securities	4.3
U.S. Government & Agency Obligation	3.2
Mortgage-Backed Securities	1.9
U.S. Treasury Inflation Protected Securities	1.7
Purchased Options	0.3
Short-Term Investments	32.5

100.0%

*	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Schedule of Options Written

Contracts	Security	Expiration Date	Strike Price	Value
400,000,000	Swaption, Japanese Yen Call	9/25/06	$1.98	$47,313
1,000,000	Swaption, 3 Month LIBOR, 4.54% fixed rate Call	10/4/06	4.54	0
6,000,000	Swaption, 3 Month LIBOR, 4.56% fixed rate Call	10/18/06	4.56	42
600,000	Swaption, 3 Month LIBOR, 4.85% fixed rate Call	12/22/06	4.85	1,026
4,000,000	Swaption, 3 Month LIBOR, 5.04% fixed rate Call	3/8/07	5.04	25,644
1,000,000	Swaption, 3 Month LIBOR, 5.04% fixed rate Call	3/8/07	5.04	6,411
10,000,000	Swaption, 3 Month LIBOR, 5.04% fixed rate Call	3/8/07	5.04	64,110
1,000,000	Swaption, 3 Month LIBOR, 5.21% fixed rate Call	10/25/06	5.21	5,144
1,000,000	Swaption, 3 Month LIBOR, 5.22% fixed rate Call	4/19/07	5.22	11,265
15,800,000	Swaption, 3 Month LIBOR, 5.24% fixed rate Call	2/01/07	5.24	152,830
1,900,000	Swaption, 3 Month LIBOR, 5.25% fixed rate Call	5/16/07	5.25	30,932
1,600,000	Swaption, 3 Month LIBOR, 5.25% fixed rate Call	5/16/07	5.25	26,048
12,700,000	Swaption, 3 Month LIBOR, 5.32% fixed rate Call	5/09/07	5.32	178,930
7,400,000	Swaption, 3 Month LIBOR, 5.90% fixed rate Put	1/2/07	5.90	6,490
1,700,000	Swaption, 6 Month LIBOR, 4.85% fixed rate Call	6/15/07	4.85	36,219
8,000,000	Swaption, U.S. Dollar vs. Japanese Yen Call	5/21/07	120.00	54,360
400,000,000	Swaption, U.S. Dollar vs. Japanese Yen Put	9/25/06	1.98	3,228
17	U.S. Treasury Notes 10-Year Futures, Call	11/21/06	107.00	16,203
22	U.S. Treasury Notes 10-Year Futures, Put	11/21/06	104.00	687
47	U.S. Treasury Notes Futures, Put	11/21/06	103.00	1,469

	TOTAL OPTIONS WRITTEN (Premiums received — $704,156)			$668,351

Schedule of Securities Sold Short

Face Amount	Security	Value
$3,050,000	U.S. Treasury Note, 4.500% due 11/15/15	$2,995,435
6,600,000	U.S. Treasury Note, 4.500% due 2/15/16	6,479,088
7,700,000	U.S. Treasury Note, 5.125% due 5/15/16	7,921,075

	TOTAL OPEN SHORT SALES (Proceeds — $17,148,526)	$17,395,598

See Notes to Financial Statements.

Ratings

(unaudited)

Bond Ratings
The definitions of the applicable rating symbols are set forth below:
Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa” where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

Ratings

(unaudited) (continued)

Short-Term Security Ratings
SP-1

— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1

— Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

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Statements of Assets and Liabilities

August 31, 2006

	Large Capitalization Value Equity Investments	Large Capitalization Growth Investments	Small Capitalization Value Equity Investments
ASSETS:
Investments, at cost	$1,320,590,498	$1,592,633,705	$272,089,666
Foreign currency, at cost	—	—	—

Investments, at value	$1,541,467,054	$1,832,041,756	$344,450,186
Foreign currency, at value	—	—	—
Cash	2,592	12,354	7,776
Receivable for securities sold	4,966,746	8,851,487	881,673
Dividends and interest receivable	3,941,915	1,283,365	544,994
Receivable for Fund shares sold	3,530,084	6,685,697	543,677
Receivable for open forward currency contracts (Notes 1 and 3)	—	—	—
Receivable from broker — variation margin on open futures contracts (Notes 1 and 3)	—	—	—
Unrealized appreciation on swaps (Notes 1 and 3)	—	—	—
Deposits with brokers for open futures contracts	—	—	—
Principal paydown receivable	—	—	—
Interest receivable for open swap contracts (Notes 1 and 3)	—	—	—
Prepaid expenses	29,448	17,593	27,989

Total Assets	1,553,937,839	1,848,892,252	346,456,295

LIABILITIES:
Payable for Fund shares repurchased	3,793,105	3,138,874	1,735,647
Payable for securities purchased	3,285,963	37,908,240	690,342
Investment management fee payable	770,818	820,089	230,926
Transfer agent fees payable	168,012	143,820	64,758
Administration fee payable	166,363	171,556	36,340
Interest payable for short sales (Note 1)	—	—	—
Premium paid for open swaps (Notes 1 and 3)	—	—	—
Investments sold short, at value (proceeds received $342,160, $16,289,857 and $17,148,526, respectively) (Note 1)	—	—	—
Options written, at value (premium received $534,420 and $704,156, respectively) (Notes 1 and 3)	—	—	—
Unrealized depreciation on swaps (Notes 1 and 3)	—	—	—
Payable for open forward currency contracts (Notes 1 and 3)	—	—	—
Trustees’ fees payable	350	727	600
Distributions payable	—	—	—
Deferred dollar roll income	—	—	—
Interest payable for open swap contracts (Notes 1 and 3)	—	—	—
Accrued expenses	82,787	73,873	75,736
Other liabilities	—	—	—

Total Liabilities	8,267,398	42,257,179	2,834,349

Total Net Assets	$1,545,670,441	$1,806,635,073	$343,621,946

NET ASSETS:
Par value (Note 4)	$126,129	$140,287	$24,224
Paid-in capital in excess of par value	1,223,221,583	1,820,401,748	228,893,599
Accumulated net investment loss	—	—	—
Undistributed net investment income	15,316,280	—	1,146,367
Accumulated net realized gain (loss) on investments, futures contracts, options written, swap contracts and foreign currency transactions	86,129,893	(253,315,047)	41,197,236
Net unrealized appreciation (depreciation) on investments, futures contracts, options written, short sales, swap contracts and foreign currencies	220,876,556	239,408,085	72,360,520

Total Net Assets	$1,545,670,441	$1,806,635,073	$343,621,946

Shares Outstanding	126,129,166	140,287,073	24,224,141

Net Asset Value	$12.25	$12.88	$14.19

See Notes to Financial Statements.

Small Capitalization Growth Investments	International Equity Investments	Emerging Markets Equity Investments	Government Money Investments	Core Fixed Income Investments	High Yield Investments	Municipal Bond Investments	International Fixed Income Investments

$288,882,399	$1,023,636,790	$190,811,143	$129,774,573	$923,869,441	$107,320,388	$63,608,550	$215,765,949
—	522,699	942,173	—	810,202	—	—	5,188,216

$367,829,959	$1,301,448,978	$287,225,785	$129,774,573	$922,883,200	$108,467,729	$65,174,637	$217,663,526
—	522,994	942,874	—	814,851	—	—	5,141,311
1,911	4,788	1,570	470	1,999	1,878	1,742	230
6,045,655	10,985,902	3,418,411	—	137,872,065	1,412,153	—	33,242,007
35,325	3,123,862	819,969	48,428	4,712,183	2,032,857	937,188	1,945,921
677,794	3,324,495	635,289	252,199	2,651,910	160,517	326,455	719,652
—	—	—	—	—	—	—	24,140
—	—	—	—	124,400	—	—	291,200
—	—	—	—	717,995	—	—	1,983,581
—	—	100	—	—	—	—	—
—	—	—	—	24,545	—	—	—
—	—	—	—	33,627	—	—	197,778
15,832	45,701	18,497	19,146	34,241	16,435	14,613	18,417

374,606,476	1,319,456,720	293,062,495	130,094,816	1,069,871,016	112,091,569	66,454,635	261,227,763

1,682,536	3,005,472	1,568,820	1,036,827	1,166,876	546,575	40,674	285,813
3,707,696	5,550,937	3,914,922	—	289,475,643	1,166,782	—	43,635,632
243,680	748,509	195,263	29,614	252,599	51,487	22,614	81,662
123,700	106,339	52,904	25,406	72,106	24,580	850	28,979
38,170	149,583	30,558	12,613	79,409	11,340	7,067	20,415
—	—	—	—	59,625	—	—	211,429
—	—	—	—	1,136,962	—	—	1,792,518

—	337,626	—	—	16,340,243	—	—	17,395,598

—	—	—	—	628,072	—	—	668,351
—	—	—	—	181,166	—	—	1,810,527
—	—	30,190	—	300,045	—	—	413,261
600	1,076	230	413	350	259	350	465
—	—	—	1,636	93,024	32,932	19,648	20,567
—	—	—	—	18,140	—	—	—
—	—	—	—	40,468	—	—	297,413
63,684	129,519	201,463	52,367	62,339	50,511	37,489	63,806
—	—	305,012	—	—	—	—	—

5,860,066	10,029,061	6,299,362	1,158,876	309,907,067	1,884,466	128,692	66,726,436

$368,746,410	$1,309,427,659	$286,763,133	$128,935,940	$759,963,949	$110,207,103	$66,325,943	$194,501,327

$23,296	$96,626	$21,095	$128,963	$93,969	$23,834	$7,263	$25,000
589,922,802	1,138,408,269	227,130,235	128,828,089	779,658,839	196,926,810	66,631,974	199,008,573
—	—	—	—	—	—	—	(5,535,249)
—	15,470,701	2,255,381	—	1,643,653	1,297,235	141,826	—

(300,147,351)	(122,414,164)	(38,718,514)	(21,112)	(20,523,464)	(89,188,117)	(2,021,207)	(1,510,120)

78,947,663	277,866,227	96,074,936	—	(909,048)	1,147,341	1,566,087	2,513,123

$368,746,410	$1,309,427,659	$286,763,133	$128,935,940	$759,963,949	$110,207,103	$66,325,943	$194,501,327

23,295,847	96,626,406	21,095,358	128,962,839	93,968,505	23,833,817	7,263,427	25,000,194

$15.83	$13.55	$13.59	$1.00	$8.09	$4.62	$9.13	$7.78

See Notes to Financial Statements.

Statements of Operations

For the Year Ended August 31, 2006

	Large Capitalization Value Equity Investments	Large Capitalization Growth Investments	Small Capitalization Value Equity Investments
INVESTMENT INCOME:
Dividends	$34,066,068	$9,529,982	$5,852,906
Interest	2,505,761	1,851,736	415,747
Income from securities lending	—	—	34,710
Less: Foreign taxes withheld	(172,145)	(102,172)	(27,528)

Total Investment Income	36,399,684	11,279,546	6,275,835

EXPENSES:
Investment management fee (Note 2)	8,499,149	9,507,711	2,904,294
Administration fees	1,828,498	1,988,597	454,956
Transfer agent fees	699,905	638,369	538,895
Shareholder reports	58,638	37,725	52,234
Trustees’ fees	54,389	54,868	17,357
Legal fees	40,920	38,430	39,375
Custody fees	35,861	39,469	26,125
Audit and tax	30,633	30,620	28,218
Insurance	27,677	29,747	8,311
Registration fees	25,252	17,963	15,833
Miscellaneous expenses	9,971	10,054	5,839

Total Expenses	11,310,893	12,393,553	4,091,437
Less: Fee waivers and/or expense reimbursements (Notes 2 and 6)	(164,364)	(169,691)	(135,476)

Net Expenses	11,146,529	12,223,862	3,955,961

Net Investment Income (Loss)	25,253,155	(944,316)	2,319,874

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, SHORT SALES, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	112,829,841	99,755,874	52,272,081
Futures contracts	—	—	—
Options written	—	—	—
Swap contracts	—	—	—
Foreign currency transactions	39	142	15

Net Realized Gain (Loss)	112,829,880	99,756,016	52,272,096

Change in Net Unrealized Appreciation/Depreciation From:
Investments	39,762,060	(79,573,476)	(13,490,236)
Futures contracts	—	—	—
Options written	—	—	—
Short sales	—	—	—
Swap contracts	—	—	—
Foreign currencies	—	34	—

Change in Net Unrealized Appreciation/Depreciation	39,762,060	(79,573,442)	(13,490,236)

Net Gain (Loss) on Investments, Futures Contracts, Options Written, Short Sales, Swap Contracts and Foreign Currency Transactions	152,591,940	20,182,574	38,781,860

Increase (Decrease) in Net Assets From Operations	$177,845,095	$19,238,258	$41,101,734

(1)	Net of foreign capital gain tax of $719.
(2)	Net of capital gains taxes of $136,625.
(3)	Net of deferred capital gains taxes of $305,012.

See Notes to Financial Statements.

Small Capitalization Growth Investments	International Equity Investments	Emerging Markets Equity Investments	Government Money Investments	Core Fixed Income Investments	High Yield Investments	Municipal Bond Investments	International Fixed Income Investments

$3,707,569	$31,799,586	$7,634,900	—	$46,970	$96,565	—	—
327,033	2,229,343	147,331	$4,688,759	32,277,634	14,242,935	$2,386,480	$6,865,389
57,952	121,732	—	—	34,389	20,095	—	—
(41,866)	(2,850,233)	(850,973)	—	—	—	—	—

4,050,688	31,300,428	6,931,258	4,688,759	32,358,993	14,359,595	2,386,480	6,865,389

3,229,556	7,607,902	2,277,383	156,934	2,520,721	1,030,539	215,946	844,350
505,813	1,511,624	356,611	130,778	791,145	234,820	67,483	211,088
605,729	572,448	333,991	336,759	408,350	238,382	12,913	194,613
43,202	42,737	31,398	29,843	28,918	22,782	8,334	18,616
19,388	46,675	13,931	8,621	26,014	11,786	5,460	10,779
37,013	36,440	41,183	36,426	36,682	36,375	38,028	36,292
25,441	294,525	624,184	6,046	76,788	73,886	5,226	59,134
28,100	34,000	39,535	26,205	30,420	28,118	25,600	30,100
8,500	17,226	5,478	2,409	11,010	5,228	988	4,002
12,543	26,727	13,217	13,195	25,192	13,411	8,758	12,824
5,647	16,810	15,238	4,448	4,961	4,632	4,171	4,956

4,520,932	10,207,114	3,752,149	751,664	3,960,201	1,699,959	392,907	1,426,754
(136,720)	(147,202)	(89,723)	(254,760)	(78,799)	(82,670)	(4,298)	(48,937)

4,384,212	10,059,912	3,662,426	496,904	3,881,402	1,617,289	388,609	1,377,817

(333,524)	21,240,516	3,268,832	4,191,855	28,477,591	12,742,306	1,997,871	5,487,572

48,825,108	94,157,056 (1)	47,447,506 (2)	—	(5,600,489)	(1,913,829)	(193,135)	(901,577)
—	—	(4,075)	—	(1,078,493)	—	—	(2,102,594)
—	—	—	—	163,795	—	—	202,432
—	—	—	—	(664,079)	—	—	1,782,521
147	(482,553)	(452,983)	—	(1,454,663)	—	—	(6,215,484)

48,825,255	93,674,503	46,990,448	—	(8,633,929)	(1,913,829)	(193,135)	(7,234,702)

(18,351,727)	120,505,069	23,973,688 (3)	—	(7,754,150)	(4,652,873)	(257,859)	(834,967)
—	—	15,057	—	265,824	—	—	822,307
—	—	—	—	(105,441)	—	—	35,805
—	4,534	—	—	81,467	—	—	(246,555)
—	—	—	—	414,746	—	—	627,790
103	7,912	347,889	—	(236,878)	—	—	(634,609)

(18,351,624)	120,517,515	24,336,634	—	(7,334,432)	(4,652,873)	(257,859)	(230,229)

30,473,631	214,192,018	71,327,082	—	(15,968,361)	(6,566,702)	(450,994)	(7,464,931)

$30,140,107	$235,432,534	$74,595,914	$4,191,855	$12,509,230	$6,175,604	$1,546,877	$(1,977,359)

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Years Ended August 31,

	Large Capitalization Value Equity Investments		Large Capitalization Growth Investments
	2006	2005	2006	2005
OPERATIONS:
Net investment income (loss)	$25,253,155	$19,016,583	$(944,316)	$(1,582,254)
Net realized gain	112,829,880	105,489,327	99,756,016	42,558,683
Change in net unrealized appreciation/depreciation	39,762,060	76,906,982	(79,573,442)	179,917,671
Payment by affiliate (Note 2)	—	90,008	—	—

Increase in Net Assets From Operations	177,845,095	201,502,900	19,238,258	220,894,100

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(22,000,056)	(15,008,704)	—	—
Net realized gains	(56,411,813)	—	—	—

Decrease in Net Assets From Distributions to Shareholders	(78,411,869)	(15,008,704)	—	—

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	357,313,714	235,376,292	621,629,508	321,826,453
Reinvestment of distributions	76,955,066	14,701,468	—	—
Cost of shares repurchased	(339,150,338)	(389,251,134)	(353,988,334)	(239,752,931)

Increase (Decrease) in Net Assets From Fund Share Transactions	95,118,442	(139,173,374)	267,641,174	82,073,522

Increase (Decrease) in Net Assets	194,551,668	47,320,822	286,879,432	302,967,622
NET ASSETS:
Beginning of year	1,351,118,773	1,303,797,951	1,519,755,641	1,216,788,019

End of year*	$1,545,670,441	$1,351,118,773	$1,806,635,073	$1,519,755,641

* Includes undistributed net investment income of:	$15,316,280	$12,063,142	—	—

See Notes to Financial Statements.

Small Capitalization Value Equity Investments		Small Capitalization Growth Investments		International Equity Investments		Emerging Markets Equity Investments
2006	2005	2006	2005	2006	2005	2006	2005

$2,319,874	$2,670,534	$(333,524)	$(3,086,909)	$21,240,516	$11,231,812	$3,268,832	$2,844,749
52,272,096	89,182,923	48,825,255	32,637,281	93,674,503	51,846,530	46,990,448	35,844,348
(13,490,236)	1,043,501	(18,351,624)	50,605,222	120,517,515	93,488,454	24,336,634	35,013,149
—	—	—	—	—	—	—	104,701

41,101,734	92,896,958	30,140,107	80,155,594	235,432,534	156,566,796	74,595,914	73,806,947

(2,000,018)	(3,502,303)	—	—	(14,000,078)	(6,542,279)	(2,826,066)	(2,337,325)
(93,785,810)	(43,785,779)	—	—	—	—	—	—

(95,785,828)	(47,288,082)	—	—	(14,000,078)	(6,542,279)	(2,826,066)	(2,337,325)

54,003,233	53,855,042	84,359,118	124,795,334	520,298,948	291,007,801	69,672,136	56,437,957
94,075,210	46,502,013	—	—	13,786,888	6,435,533	2,789,952	2,307,383
(134,772,027)	(190,366,637)	(162,863,660)	(105,752,901)	(355,715,928)	(126,398,774)	(105,619,205)	(70,149,267)

13,306,416	(90,009,582)	(78,504,542)	19,042,433	178,369,908	171,044,560	(33,157,117)	(11,403,927)

(41,377,678)	(44,400,706)	(48,364,435)	99,198,027	399,802,364	321,069,077	38,612,731	60,065,695

384,999,624	429,400,330	417,110,845	317,912,818	909,625,295	588,556,218	248,150,402	188,084,707

$343,621,946	$384,999,624	$368,746,410	$417,110,845	$1,309,427,659	$909,625,295	$286,763,133	$248,150,402

$1,146,367	$1,071,903	—	—	$15,470,701	$8,210,830	$2,255,381	$1,741,313

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Years Ended August 31, (continued)

	Government Money Investments
	2006	2005
OPERATIONS:
Net investment income	$4,191,855	$2,024,811
Net realized gain (loss)	—	—
Change in net unrealized appreciation/depreciation	—	—

Increase (Decrease) in Net Assets From Operations	4,191,855	2,024,811

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(4,191,855)	(2,024,811)
Net realized gains	—	—
Return of capital	—	—

Decrease in Net Assets From Distributions to Shareholders	(4,191,855)	(2,024,811)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	129,087,916	81,520,530
Reinvestment of distributions	4,269,358	1,899,900
Cost of shares repurchased	(100,797,219)	(80,919,381)

Increase (Decrease) in Net Assets From Fund Share Transactions	32,560,055	2,501,049

Increase (Decrease) in Net Assets	32,560,055	2,501,049
NET ASSETS:
Beginning of year	96,375,885	93,874,836

End of year*†	$128,935,940	$96,375,885

*Includes undistributed net investment income of:	—	—

† Includes accumulated net investment loss of:	—	—

See Notes to Financial Statements.

Core Fixed Income Investments		High Yield Investments		Municipal Bond Investments		International Fixed Income Investments
2006	2005	2006	2005	2006	2005	2006	2005

$28,477,591	$18,210,723	$12,742,306	$15,083,715	$1,997,871	$1,295,596	$5,487,572	$4,041,208
(8,633,929)	6,237,699	(1,913,829)	6,324,470	(193,135)	110,072	(7,234,702)	4,884,956
(7,334,432)	(3,462,922)	(4,652,873)	(4,522,894)	(257,859)	71,304	(230,229)	(3,137,411)

12,509,230	20,985,500	6,175,604	16,885,291	1,546,877	1,476,972	(1,977,359)	5,788,753

(29,904,480)	(19,231,971)	(12,336,372)	(17,408,214)	(2,000,418)	(1,370,584)	(2,037,074)	(9,192,761)
—	—	—	—	—	—	(1,072,866)	—
—	—	—	—	—	—	(3,454,483)	—

(29,904,480)	(19,231,971)	(12,336,372)	(17,408,214)	(2,000,418)	(1,370,584)	(6,564,423)	(9,192,761)

351,686,345	140,614,247	40,887,349	104,892,148	35,619,471	11,918,379	95,344,851	122,289,425
28,822,207	18,455,662	11,843,129	16,805,849	1,823,505	1,235,647	6,343,726	8,604,306
(136,994,645)	(107,786,068)	(198,601,839)	(98,585,898)	(11,086,466)	(6,732,139)	(52,555,048)	(89,991,961)

243,513,907	51,283,841	(145,871,361)	23,112,099	26,356,510	6,421,887	49,133,529	40,901,770

226,118,657	53,037,370	(152,032,129)	22,589,176	25,902,969	6,528,275	40,591,747	37,497,762

533,845,292	480,807,922	262,239,232	239,650,056	40,422,974	33,894,699	153,909,580	116,411,818

$759,963,949	$533,845,292	$110,207,103	$262,239,232	$66,325,943	$40,422,974	$194,501,327	$153,909,580

$1,643,653	$1,723,651	$1,297,235	—	$141,826	$147,569	—	—

—	—	—	—	—	—	$(5,535,249)	$(2,944,412)

See Notes to Financial Statements.

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended August 31:

Large Capitalization Value Equity Investments
	2006	2005		2004	2003	2002
Net Asset Value, Beginning of Year	$11.50	$10.01		$ 9.00	$8.39	$10.07

Income (Loss) From Operations:
Net investment income	0.21	0.16		0.12	0.13	0.12
Net realized and unrealized gain (loss)	1.21	1.45		1.03	0.59	(1.68)

Total Income (Loss) From Operations	1.42	1.61		1.15	0.72	(1.56)

Less Distributions From:
Net investment income	(0.19)	(0.12)		(0.14)	(0.11)	(0.12)
Net realized gains	(0.48)	—		—	—	—

Total Distributions	(0.67)	(0.12)		(0.14)	(0.11)	(0.12)

Net Asset Value, End of Year	$12.25	$11.50		$10.01	$9.00	$ 8.39

Total Return(1)	12.82%	16.10	%(2)	12.89%	8.75%	(15.71)%
Net Assets, End of Year (millions)	$1,546	$1,351		$1,304	$1,114	$1,081
Ratios to Average Net Assets:
Gross expenses	0.77%	0.88%		0.87%	0.93%	0.87%
Net expenses	0.76 (3)	0.86	(3)	0.87	0.93	0.87
Net investment income	1.73	1.41		1.21	1.60	1.16
Portfolio Turnover Rate	58%	67%		94%	81%	111%

(1)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(2)	The Subadviser fully reimbursed the Fund for losses incurred resulting from an investment restriction violation. Without this reimbursement, the total return would not have changed.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Large Capitalization Growth Investments
	2006(1)	2005(1)	2004	2003		2002
Net Asset Value, Beginning of Year	$12.73	$10.81	$10.38	$ 8.36		$11.34

Income (Loss) From Operations:
Net investment loss	(0.01)	(0.01)	(0.03)	(0.00	)(2)	(0.04)
Net realized and unrealized gain (loss)	0.16	1.93	0.46	2.02		(2.94)

Total Income (Loss) From Operations	0.15	1.92	0.43	2.02		(2.98)

Net Asset Value, End of Year	$12.88	$12.73	$10.81	$10.38		$ 8.36

Total Return(3)	1.18%	17.76%	4.14%	24.16%		(26.28)%
Net Assets, End of Year (millions)	$1,807	$1,520	$1,217	$1,155		$1,026
Ratios to Average Net Assets:
Gross expenses	0.78%	0.90%	0.88%	0.90%		0.86%
Net expenses	0.77 (4)	0.88 (4)	0.88	0.90		0.86
Net investment loss	(0.06)	(0.12)	(0.31)	(0.30)		(0.30)
Portfolio Turnover Rate	63%	77%	117%	79%		122%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Small Capitalization Value Equity Investments
	2006	2005(1)	2004(1)	2003	2002
Net Asset Value, Beginning of Year	$16.95	$15.05	$12.30	$11.56	$12.54

Income (Loss) From Operations:
Net investment income	0.09	0.10	0.09	0.13	0.15
Net realized and unrealized gain (loss)	1.52	3.50	2.76	1.25	(0.48)

Total Income (Loss) From Operations	1.61	3.60	2.85	1.38	(0.33)

Less Distributions From:
Net investment income	(0.09)	(0.13)	(0.10)	(0.05)	(0.19)
Net realized gains	(4.28)	(1.57)	—	(0.59)	(0.46)

Total Distributions	(4.37)	(1.70)	(0.10)	(0.64)	(0.65)

Net Asset Value, End of Year	$14.19	$16.95	$15.05	$12.30	$11.56

Total Return(2)	11.73%	24.89%	23.24%	13.12%	(2.85)%
Net Assets, End of Year (millions)	$344	$385	$429	$425	$503
Ratios to Average Net Assets:
Gross expenses	1.12%	1.24%	1.16%	1.20%	1.13%
Net expenses	1.09 (3)	1.17 (3)	1.16	1.20	1.13
Net investment income	0.64	0.64	0.66	1.00	0.94
Portfolio Turnover Rate	31%	64%	33%	33%	54%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Small Capitalization Growth Investments
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)
Net Asset Value, Beginning of Year	$14.89	$11.97	$11.83	$ 9.01	$12.26

Income (Loss) From Operations:
Net investment loss	(0.01)	(0.11)	(0.11)	(0.07)	(0.09)
Net realized and unrealized gain (loss)	0.95	3.03	0.25	2.89	(3.16)

Total Income (Loss) From Operations	0.94	2.92	0.14	2.82	(3.25)

Net Asset Value, End of Year	$15.83	$14.89	$11.97	$11.83	$ 9.01

Total Return(2)	6.31%	24.39%	1.18%	31.30%	(26.51)%
Net Assets, End of Year (millions)	$369	$417	$318	$497	$474
Ratios to Average Net Assets:
Gross expenses	1.12%	1.32%	1.19%	1.27%	1.20%
Net expenses	1.08 (3)	1.24 (3)	1.19	1.27	1.20
Net investment loss	(0.08)	(0.84)	(0.82)	(0.77)	(0.79)
Portfolio Turnover Rate	59%	70%	80%	88%	91%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

International Equity Investments
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)
Net Asset Value, Beginning of Year	$11.12	$ 9.01	$7.82	$6.93	$8.26

Income (Loss) From Operations:
Net investment income	0.22	0.15	0.08	0.10	0.03
Net realized and unrealized gain (loss)	2.38	2.06	1.24	0.81	(1.36)

Total Income (Loss) From Operations	2.60	2.21	1.32	0.91	(1.33)

Less Distributions From:
Net investment income	(0.17)	(0.10)	(0.13)	(0.02)	(0.00	)(2)

Total Distributions	(0.17)	(0.10)	(0.13)	(0.02)	(0.00	)(2)

Net Asset Value, End of Year	$13.55	$11.12	$9.01	$7.82	$6.93

Total Return(3)	23.55%	24.65%	16.90%	13.21%	(16.08)%
Net Assets, End of Year (millions)	$1,309	$910	$589	$533	$535
Ratios to Average Net Assets:
Gross expenses	0.84%	1.02%	1.08%	1.14%	1.23%
Net expenses	0.83 (4)	0.99 (4)	1.08	1.14	1.23
Net investment income	1.76	1.49	0.90	1.55	0.39
Portfolio Turnover Rate	50%	57%	84%	110%	131%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Emerging Markets Equity Investments
	2006	2005(1)		2004(1)	2003(1)	2002(1)
Net Asset Value, Beginning of Year	$10.55	$ 7.60		$6.48	$5.22	$5.12

Income (Loss) From Operations:
Net investment income	0.15	0.12		0.05	0.04	0.02
Net realized and unrealized gain	3.01	2.93		1.10	1.28	0.11

Total Income From Operations	3.16	3.05		1.15	1.32	0.13

Less Distributions From:
Net investment income	(0.12)	(0.10)		(0.03)	(0.06)	(0.03)

Total Distributions	(0.12)	(0.10)		(0.03)	(0.06)	(0.03)

Net Asset Value, End of Year	$13.59	$10.55		$7.60	$6.48	$5.22

Total Return(2)	30.10%	40.31	%(3)	17.71%	25.51%	2.62%
Net Assets, End of Year (millions)	$287	$248		$188	$196	$184
Ratios to Average Net Assets:
Gross expenses	1.32%	1.52%		1.64%	1.79%	1.72%
Net expenses	1.28 (4)	1.44	(4)	1.64	1.79	1.72
Net investment income	1.15	1.27		0.67	0.86	0.40
Portfolio Turnover Rate	70%	70%		117%	88%	65%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(3)	The Subadviser fully reimbursed the Fund for losses incurred resulting from a trading error. Without this reimbursement, the total return would not have changed.
(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Government Money Investments
	2006(1)	2005	2004		2003(1)	2002(1)
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00		$1.00	$1.00

Income (Loss) From Operations:
Net investment income	0.04	0.02	0.00	(2)	0.01	0.02

Total Income From Operations	0.04	0.02	0.00	(2)	0.01	0.02

Less Distributions From:
Net investment income	(0.04)	(0.02)	(0.00	)(2)	(0.01)	(0.02)

Total Distributions	(0.04)	(0.02)	(0.00	)(2)	(0.01)	(0.02)

Net Asset Value, End of Year	$1.00	$1.00	$1.00		$1.00	$1.00

Total Return(3)	4.03%	2.17%	0.48%		0.85%	1.80%
Net Assets, End of Year (000s)	$128,936	$96,376	$93,875		$110,461	$140,411
Ratios to Average Net Assets:
Gross expenses	0.72%	1.14%	0.98%		0.90%	0.91%
Net expenses(4)(5)	0.47	0.34	0.60		0.60	0.60
Net investment income	4.01	2.16	0.48		0.81	1.82

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	As a result of an expense limitation, the ratio of expenses to average net assets of the Fund did not exceed 0.60%.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Core Fixed Income Investments
	2006		2005		2004		2003(1)	2002(1)
Net Asset Value, Beginning of Year	$8.35		$8.32		$8.18		$8.20	$8.31

Income (Loss) From Operations:
Net investment income	0.37		0.30		0.27		0.35	0.44
Net realized and unrealized gain (loss)	(0.25)		0.05		0.15		0.04	(0.06)

Total Income From Operations	0.12		0.35		0.42		0.39	0.38

Less Distributions From:
Net investment income	(0.38)		(0.32)		(0.28)		(0.41)	(0.49)

Total Distributions	(0.38)		(0.32)		(0.28)		(0.41)	(0.49)

Net Asset Value, End of Year	$8.09		$8.35		$8.32		$8.18	$8.20

Total Return(2)	1.51%		4.30%		5.17%		4.78%	4.73%
Net Assets, End of Year (000s)	$759,964		$533,845		$480,808		$317,858	$331,331
Ratios to Average Net Assets:
Gross expenses	0.63%		0.75%		0.76%		0.77%	0.75%
Net expenses	0.61	(3)	0.71	(3)	0.76		0.77	0.75
Net investment income	4.50		3.65		3.25		4.22	5.39
Portfolio Turnover Rate	376	%(4)	376	%(4)	369	%(4)	257%	280%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(3)	Reflects fee waivers and/or expense reimbursements.
(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 443%, 418% and 392%, respectively.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

High Yield Investments
	2006	2005(1)	2004	2003	2002(1)
Net Asset Value, Beginning of Year	$4.78	$4.81	$4.61	$4.38	$5.20

Income (Loss) From Operations:
Net investment income	0.39	0.31	0.32	0.36	0.44
Net realized and unrealized gain (loss)	(0.22)	0.03	0.21	0.25	(0.82)

Total Income (Loss) From Operations	0.17	0.34	0.53	0.61	(0.38)

Less Distributions From:
Net investment income	(0.33)	(0.37)	(0.33)	(0.38)	(0.44)

Total Distributions	(0.33)	(0.37)	(0.33)	(0.38)	(0.44)

Net Asset Value, End of Year	$4.62	$4.78	$4.81	$4.61	$4.38

Total Return(2)	3.80%	7.16%	11.81%	14.57%	(7.75)%
Net Assets, End of Year (000s)	$110,207	$262,239	$239,650	$227,191	$222,373
Ratios to Average Net Assets:
Gross expenses	0.90%	1.04%	0.99%	0.97%	0.97%
Net expenses	0.86 (3)	0.99 (3)	0.99	0.97	0.97
Net investment income	6.78	6.49	6.76	7.78	9.05
Portfolio Turnover Rate	108%	106%	127%	158%	69%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Municipal Bond Investments
	2006	2005	2004(1)	2003	2002
Net Asset Value, Beginning of Year	$9.26	$9.23	$8.95	$9.07	$8.91

Income (Loss) From Operations:
Net investment income	0.32	0.32	0.33	0.35	0.37
Net realized and unrealized gain (loss)	(0.12)	0.06	0.30	(0.12)	0.14

Total Income From Operations	0.20	0.38	0.63	0.23	0.51

Less Distributions From:
Net investment income	(0.33)	(0.35)	(0.35)	(0.35)	(0.35)

Total Distributions	(0.33)	(0.35)	(0.35)	(0.35)	(0.35)

Net Asset Value, End of Year	$9.13	$9.26	$9.23	$8.95	$9.07

Total Return(2)	2.26%	4.17%	7.12%	2.51%	5.88%
Net Assets, End of Year (000s)	$66,326	$40,423	$33,895	$28,386	$30,604
Ratios to Average Net Assets:
Gross expenses	0.73%	0.90%	0.89%	0.88%	0.91%
Net expenses	0.72 (3)	0.88 (3)	0.89	0.88	0.91
Net investment income	3.70	3.58	3.63	3.79	4.17
Portfolio Turnover Rate	26%	7%	19%	15%	21%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

International Fixed Income Investments
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)
Net Asset Value, Beginning of Year	$8.23	$8.16	$7.93	$7.47	$7.19

Income (Loss) From Operations:
Net investment income	0.25	0.20	0.21	0.25	0.29
Net realized and unrealized gain (loss)	(0.39)	0.37	0.88	0.51	0.29

Total Income (Loss) From Operations	(0.14)	0.57	1.09	0.76	0.58

Less Distributions From:
Net investment income	(0.09)	(0.50)	(0.86)	(0.30)	(0.12)
Net realized gains	(0.06)	—	—	—	(0.18)
Return of capital	(0.16)	—	—	—	—

Total Distributions	(0.31)	(0.50)	(0.86)	(0.30)	(0.30)

Net Asset Value, End of Year	$7.78	$8.23	$8.16	$7.93	$7.47

Total Return(2)	(1.70)%	6.86%	14.00%	10.28%	8.39%
Net Assets, End of Year (millions)	$195	$154	$116	$112	$126
Ratios to Average Net Assets:
Gross expenses	0.84%	1.01%	1.05%	1.04%	1.02%
Net expenses	0.82 (3)	0.95 (3)	1.05	1.04	1.02
Net investment income	3.25	2.38	2.60	3.21	4.04
Portfolio Turnover Rate	416%	346%	243%	288%	271%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK® may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, Emerging Markets Equity Investments, Government Money Investments, Core Fixed Income Investments, High Yield Investments, Municipal Bond Investments and International Fixed Income Investments (“Fund(s)”) are separate diversified investment funds of the Consulting Group Capital Markets Funds (“Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), open-end management investment company. The Trust offered one other Fund, Multi-Strategy Market Neutral Investments, which was liquidated on September 9, 2005.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities.

Money market instruments within Government Money Investments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing portfolio securities at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Fund’s use of amortized cost is subject to their compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate its net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indictors, such as prices of relevant ADRs and futures contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Financial Futures Contracts. Certain Funds may enter into financial futures contracts to the extent permitted by their investment policies and objectives. Upon entering into a financial futures contract, the Funds are required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Funds recognize an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds’ basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial

Notes to Financial Statements

(continued)

futures contracts involves the risk that the Funds could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Written Options. When a Fund writes an option, an amount equal to the premium received by the Funds are recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Funds realize a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Funds.

A risk in writing a covered call option is that the Funds may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Funds are exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Stripped Securities. The Funds may invest in “Stripped Securities”, a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Swaptions. The Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by a Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

Notes to Financial Statements

(continued)

When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in the Statements of Assets and Liabilities and Statements of Operations. Gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Funds as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Funds enter into swaption contracts with counterparties whose creditworthiness has been evaluated by the Investment Manager. The Funds bear the market risk arising from any change in index values or interest rates.

(h) Swap Contracts. Swaps involve the exchange by the Funds with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. Certain Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. The Funds may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(i) Credit Default Swaps. Certain Funds enter into credit default swap contracts for investment purposes, to manage their credit risk or to add leverage. As a seller in a credit default swap contract, the Funds are required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Funds receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Funds keep the stream of payments and have no payment obligations. Such periodic payments are accrued daily and accounted for as realized gain.

The Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Funds function as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Funds receive the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer on the referenced debt obligation. In return, the Funds make periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized loss.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Funds’ Statements of Operations. For a credit default swap sold by the Funds, payment of the agreed upon amount made by the Funds in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Funds, the agreed upon amount received by the Funds in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Funds.

Entering into Credit Default Swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be

Notes to Financial Statements

(continued)

no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

(j) Lending of Portfolio Securities. The Funds have an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as securities lending income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(k) Securities Traded on a To-Be-Announced Basis. Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(l) Short Sales of Securities. A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.

(m) Mortgage Dollar Rolls. Certain Funds may enter into dollar rolls in which the Funds sell mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Funds forgo principal and interest paid on the securities. The Funds are compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Funds’ use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

(n) Credit and Market Risk. Certain Funds invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(o) Foreign Risk. Certain Funds’ investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or

Notes to Financial Statements

(continued)

dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(q) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(r) Distributions to Shareholders. Distributions from net investment income for Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments and Emerging Markets Equity Investments, if any, are declared and paid on an annual basis. Distributions from net investment income for Core Fixed Income Investments, High Yield Investments, Municipal Bond Investments and International Fixed Income Investments, if any, are declared and paid on a monthly basis. Distributions on the shares of Government Money Investments are declared each business day to shareholders of record that day, and are paid on the last business day of the month. The Funds intend to satisfy conditions that will enable interest from municipal securities, which are exempt from regular federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Distributions of net realized gains to shareholders of the Funds, if any, are taxable and are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(s) Federal and Other Taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Notes to Financial Statements

(continued)

(t) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Fund		(Over)/ Undistributed Net Investment Income	Undistributed Realized Gains/ Accumulated Net Realized Losses	Paid-in Capital
Large Capitalization Value Equity Investments	(a)	$39	$(39)	—
Large Capitalization Growth Investments	(a)	142	(142)	—
	(b)	944,174	—	$(944,174)
Small Capitalization Value Equity Investments	(c)	(245,392)	245,392	—
Small Capitalization Growth Investments	(a)	147	(147)	—
	(b)	333,377	—	(333,377)
International Equity Investments	(d)	19,433	(19,433)	—
Emerging Markets Equity Investments	(d)	71,302	(71,302)	—
High Yield Investments	(e)	891,301	(891,301)	—
Core Fixed Income Investments	(f)	1,346,891	(1,346,891)	—
Municipal Bond Investments	(g)	(3,196)	3,196	—
International Fixed Income Investments	(f)	(6,041,335)	6,041,335	—

Additionally, there were no reclassifications during the current year for Government Money Investments.

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.
(b)	Reclassifications are primarily due to a tax net operating loss.
(c)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of distributions from real estate investment trusts. Additionally, during the current period, Undistributed Realized Gains and Cost of Investments have each been reduced by $464,118 as a result of return of capital distributions paid by REITs.
(d)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of passive foreign investment companies and book/tax differences in the treatment of various items.
(e)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities and income from mortgage backed securities treated as capital gains for tax purposes.
(f)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, income from mortgage backed securities treated as capital gains for tax purposes, and book/tax differences in the treatment of swap contracts.
(g)	Reclassifications are primarily due to the differences between book and tax amortization of market discount on fixed income securities.

2. Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Trust’s former investment manager, Smith Barney Fund Management LLC (“SBFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Although the Trust was not part of the sale to Legg Mason, completion of the sale caused the Trust’s existing investment management contract to terminate. The Board of Trustees approved a new investment management contract between the Trust and the Consulting Group (the “Manager”), a division of Citigroup Investment Advisory Services Inc., an indirect wholly-owned subsidiary of Citigroup, which became effective on December 1, 2005.

Notes to Financial Statements

(continued)

Indicated below for each Fund is the applicable subadviser, subadviser fee, actual investment management fee incurred and maximum allowable investment management fee. The maximum allowable investment management fee represents the total amount that could be charged to the Fund while the actual investment management fee is what the Fund incurred during the reporting period. The actual investment management fee could fluctuate from year to year if Subadvisers are added or terminated in a particular Fund. Under the new investment management agreement, the Funds will continue to pay the Manager an investment management fee calculated at an annual rate of the Funds’ average daily net assets as shown in the table below. This fee is calculated daily and paid monthly.

Fund	Subadviser	Subadviser Fee	Actual Investment Management Fee Incurred	Maximum Allowable Annual Investment Management Fee
Large Capitalization Value Equity Investments			0.58%	0.60%
	Cambiar Investors LLC.:
	on the first $250 million	0.30%
	on the amount over $250 million	0.25
	AllianceBernstein L.P.:
	on the first $200 million	0.35
	on the amount over $200 million	0.30
	NFJ Investment Group:
	on the first $250 million	0.30
	on the amount over $250 million	0.25
Large Capitalization Growth Investments			0.60	0.60
	TCW Investment Management Co.:
	on the first $500 million	0.40
	on the amount over $500 million	0.35
	Westfield Capital Management Co., LLC:
	on the first $300 million	0.35
	on the amount over $300 million	0.30
	Sands Capital Management, LLC	0.40
	Delaware Management Co.	0.40
Small Capitalization Value Equity Investments			0.80	0.80
	NFJ Investment Group:
	on the first $450 million	0.50
	on the amount over $450 million	0.45
	Rutabaga Capital Management LLC	0.50
	Delaware Management Co.	0.50
Small Capitalization Growth Investments			0.80	0.80
	Wall Street Associates	0.50
	Westfield Capital Management Co., LLC	0.50
International Equity Investments			0.63	0.70
	Philadelphia International Advisors, LP:
	on the first $100 million	0.40
	on the next $100 million	0.35
	on the amount over $200 million	0.30

Notes to Financial Statements

(continued)

Fund	Subadviser	Sub- Adviser Fee	Actual Investment Management Fee Incurred	Maximum Allowable Annual Investment Management Fee
	Brandywine Global Investment Management:
	on the first $150 million	0.45%
	on the amount over $150 million	0.25
	William Blair & Co., LLC:
	on the first $100 million	0.40
	on the amount over $100 million	0.35
Emerging Markets Equity Investments			0.80%	0.90%
	Newgate Capital Management LLC	0.50
	SSgA Funds Management, Inc.	0.50
Government Money Investments			0.15	0.15
	Standish Mellon Asset Management LLC:
	on the first $100 million	0.15
	on the amount over $100 million	0.10
Core Fixed Income Investments			0.40	0.40
	BlackRock Financial Management, Inc.:
	on the first $500 million	0.20
	on the amount over $500 million	0.15
	Pacific Investment Management Co.	0.25
	Western Asset Management Co.	0.20
High Yield Investments			0.55	0.70
	Seix Advisors, the Fixed Income Division of Trusco Capital Management	0.30
	Western Asset Management Co.	0.30
Municipal Bond Investments			0.40	0.40
	McDonnell Investment Management, LLC	0.20
International Fixed Income Investments			0.50	0.50
	Pacific Investment Management Co.	0.25

In addition, the following changes were made:

Large Capitalization Value Equity Investments:

Chartwell Investments Partners was terminated, effective September 30, 2005.

Large Capitalization Growth Investments:

Delaware Management Company was added as a Subadviser, effective August 21, 2006.

Sands Capital Management LLC (“Sands”) entered into a new agreement effective May 1, 2006. Prior to this agreement, the subadvisory fee was 0.35% on the first $300 million and 0.30% on amounts over $300 million. Sands resigned on October 5, 2006.

Wells Capital Management was added as a Subadviser, effective October 12, 2006.

TCW Investment Management Company was terminated, effective September 14, 2006.

Municipal Bond Investments:

Smith Affiliated Capital Corp. was terminated, effective October 17, 2005.

McDonnell Investment Management, LLC was added as a Subadviser, effective October 17, 2005.

High Yield Investments:

Seix Advisors was terminated and Penn Capital Management Co., Inc. was added as a Subadviser, effective October 4, 2006.

Notes to Financial Statements

(continued)

SBFM continues to serve as administrator to the Trust pursuant to an amendment dated December 1, 2005 to the Trust’s Administration Agreement dated June 2, 1994. Each Fund pays SBFM a fee calculated at an annual rate of 0.125% of the average daily net assets of each respective Fund. This fee is calculated daily and paid monthly.

During the year ended August 31, 2006, SBFM waived a portion of its administration fee as follows:

Fund	Fee Waivers
Large Capitalization Value Equity Investments	$164,364
Large Capitalization Growth Investments	169,691
Small Capitalization Value Equity Investments	135,476
Small Capitalization Growth Investments	136,720
International Equity Investments	147,202
Emerging Markets Equity Investments	89,723
Core Fixed Income Investments	78,799
High Yield Investments	82,670
Municipal Bond Investments	4,298
International Fixed Income Investments	48,937

In addition, during the year ended August 31, 2006, Government Money Investments had a voluntary expense limitation in place of 0.60% of the Fund’s average daily net assets. This expense limitation can be terminated at any time by the Manager. During the year ended August 31, 2006 the Manager reimbursed the Fund for expenses in the amount of $206,198 and SBFM waived a portion of its administration fee in the amount of $48,562.

During the year ended August 31, 2005, Chartwell Investment Partners reimbursed Large Capitalization Value Equity Investments in the amount of $90,008 due to losses incurred resulting from an investment restriction violation.

During the year ended August 31, 2005, Newgate LLC reimbursed Emerging Markets Equity Investments in the amount of $104,701 due to losses incurred resulting from a trading error.

The Funds’ Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Funds, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Funds’ transfer agent and PFPC acted as the Funds’ sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the year ended August 31, 2006, the Funds paid transfer agent fees totaling $2,829,916 to CTB. The totals for each Fund were as follows:

Fund	Transfer Agent Fees
Large Capitalization Value Equity Investments	$362,237
Large Capitalization Growth Investments	362,500
Small Capitalization Value Equity Investments	345,167
Small Capitalization Growth Investments	345,293
International Equity Investments	339,926
Emerging Markets Equity Investments	227,971
Government Money Investments	316,586
Core Fixed Income Investments	183,846
High Yield Investments	211,127
Municipal Bond Investments	9,124
International Fixed Income Investments	126,139

Notes to Financial Statements

(continued)

In addition, for the year ended August 31, 2006, the Funds also paid to other Citigroup affiliates shareholder recordkeeping fees as follows:

Fund
Large Capitalization Value Equity Investments	$27,317
Large Capitalization Growth Investments	27,100
Small Capitalization Value Equity Investments	9,733
Small Capitalization Growth Investments	22,690
International Equity Investments	20,192
Emerging Markets Equity Investments	5,222
Core Fixed Income Investments	18,220
High Yield Investments	2,139
International Fixed Income Investments	2,483

For the year ended August 31, 2006, Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, and its affiliates received brokerage commissions of:

Fund	Commissions
Large Capitalization Value Equity Investments	$9,597
Large Capitalization Growth Investments	37,545
Small Capitalization Value Equity Investments	2,016
Small Capitalization Growth Investments	24,163
International Equity Investments	31,172
Emerging Markets Equity Investments	786

All officers and two Trustees of the Trust are employees of Citigroup or Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended August 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) were as follows:

	Investments		U.S. Government & Agency Obligations
Fund	Purchases	Sales	Purchases	Sales
Large Capitalization Value Equity Investments	$859,918,382	$807,298,534	—	—
Large Capitalization Growth Investments	1,222,324,683	972,937,002	—	—
Small Capitalization Value Equity Investments	108,390,624	189,049,891	—	—
Small Capitalization Growth Investments	234,437,462	308,505,852	—	—
International Equity Investments	779,683,667	577,689,615	—	—
Emerging Markets Equity Investments	197,399,916	221,759,294	—	—
Core Fixed Income Investments	300,103,463	212,542,848	$2,498,427,385	$2,303,904,017
High Yield Investments	163,203,936	297,663,935	26,703,778	26,545,318
Municipal Bond Investments	39,740,158	12,959,696	—	—
International Fixed Income Investments	303,496,273	284,137,787	252,779,872	253,138,344

Notes to Financial Statements

(continued)

At August 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Fund	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Large Capitalization Value Equity Investments	$237,229,035	$(21,696,474)	$215,532,561
Large Capitalization Growth Investments	268,364,417	(48,518,067)	219,846,350
Small Capitalization Value Equity Investments	84,673,854	(13,465,133)	71,208,721
Small Capitalization Growth Investments	95,338,328	(17,712,854)	77,625,474
International Equity Investments	295,533,916	(27,815,781)	267,718,135
Emerging Markets Equity Investments	98,304,613	(6,041,553)	92,263,060
Core Fixed Income Investments	6,096,793	(8,872,456)	(2,775,663)
High Yield Investments	2,568,055	(1,999,374)	568,681
Municipal Bond Investments	1,605,805	(21,818)	1,583,987
International Fixed Income Investments	2,615,430	(1,855,769)	759,661

At August 31, 2006, the Funds had the following open futures contracts:

Core Fixed Income Investments	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Euro	26	9/06	$6,144,030	$6,149,325	$5,295
Euro	46	3/07	10,885,725	10,900,275	14,550
Euro	388	6/07	91,877,800	92,077,250	199,450
Euro	20	6/07	4,739,600	4,746,250	6,650
Euro	250	9/07	59,352,875	59,403,125	50,250
Euro	261	12/07	61,998,637	62,059,275	60,638
Euro	315	3/08	74,709,875	74,910,938	201,063
Euro	2	12/08	473,950	475,200	1,250
Euro	11	3/09	2,606,037	2,612,637	6,600
Euro	9	6/09	2,131,312	2,136,712	5,400
Federal Republic of Germany 10 Year Bonds	23	9/06	3,407,302	3,470,554	63,252
Federal Republic of Germany 10 Year Bonds	4	12/06	601,046	601,708	662
LIBOR Futures	37	6/07	8,334,118	8,338,660	4,542
LIBOR Futures	46	9/07	10,363,606	10,370,625	7,019
U.S. 2 Year Treasury Notes	97	12/06	19,784,063	19,821,344	37,281
U.S. 5 Year Treasury Notes	150	12/06	15,733,500	15,766,406	32,906
U.S. 5 Year Treasury Notes	257	12/06	26,905,801	27,013,109	107,308
U.S. 10 Year Treasury Notes	25	12/06	2,678,516	2,684,375	5,859

					809,975

Contracts to Sell:
U.S. Treasury Bonds	59	9/06	6,305,164	6,530,563	(225,399)
U.S. Treasury Bonds	23	9/06	2,511,448	2,545,813	(34,365)
U.S. 10 Year Treasury Notes	215	9/06	22,585,391	23,095,703	(510,312)
U.S. 10 Year Treasury Notes	149	12/06	15,938,521	15,998,875	(60,354)

					(830,430)

Net Unrealized Loss on Open Futures Contracts					$(20,455)

Notes to Financial Statements

(continued)

International Fixed Income Investments	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Euro	291	9/06	$69,123,412	$68,825,137	$(298,275)
Euro	93	12/06	21,987,525	22,007,287	19,762
Euro	89	6/07	21,081,875	21,120,813	38,938
Euro	19	9/07	4,498,488	4,514,638	16,150
Euro	37	9/08	8,769,000	8,794,900	25,900
Euro	37	12/08	8,765,300	8,791,200	25,900
Euro	37	3/09	8,762,525	8,787,963	25,438
Euro	37	6/09	8,758,825	8,784,263	25,438
Federal Republic of Germany 5 Year Bonds	63	9/06	8,790,194	8,974,695	184,501
Federal Republic of Germany 5 Year Bonds	32	12/06	4,496,001	4,502,551	6,550
Federal Republic of Germany 10 Year Bonds	96	9/06	14,264,312	14,524,502	260,190
Federal Republic of Germany 10 Year Bonds	16	12/06	2,403,474	2,406,832	3,358
Japan Government Bonds 10 Year	19	9/06	21,334,071	21,905,977	571,906
Japan Government Bonds 10 Year	34	12/06	38,886,370	38,993,311	106,941
U.S. Treasury Bonds	1	9/06	108,000	110,687	2,687
U.S. 5 Year Treasury Notes	293	12/06	30,728,375	30,797,046	68,671

					1,084,055

Contracts to Sell:
U.S. 10 Year Treasury Notes	102	9/06	10,756,500	10,957,031	(200,531)

					(200,531)

Net Unrealized Gain on Open Futures Contracts					$883,524

At August 31, 2006, Emerging Markets Equity Investments had deposited $100 with the broker as initial margin collateral.

At August 31, 2006, Core Fixed Income Investments and International Fixed Income Investments held purchased options with a total cost of the following:

	Calls	Puts
Core Fixed Income Investments	$540,206	$12,200
International Fixed Income Investments	514,627	12,252

During the year ended August 31, 2006, written option transactions for Core Fixed Income Investments and International Fixed Income Investments were as follows:

Core Fixed Income Investments	Number of Contracts	Premiums Received
Options written, outstanding at August 31, 2005	56	$28,409
Options written	59,401,027	862,511
Options closed	(5,600,853)	(287,680)
Options expired	(3,000,229)	(68,820)

Options written, outstanding at August 31, 2006	50,800,001	$534,420

International Fixed Income Investments	Number of Contracts	Premiums Received
Options written, outstanding at August 31, 2005	—	—
Options written	891,300,477	$949,099
Options closed	(10,200,000)	(74,477)
Options expired	(7,400,391)	(170,466)

Options written, outstanding at August 31, 2006	873,700,086	$704,156

Notes to Financial Statements

(continued)

At August 31, 2006, Emerging Markets Equity Investments, Core Fixed Income Investments and International Fixed Income Investments had open forward foreign currency contracts as described below. The unrealized gain (loss) on the open contracts reflected in the accompanying financial statements were as follows:

Emerging Markets Equity Investments

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Buy:
Malaysian Ringit	11,258,000	$3,059,696	11/21/06	$(30,190)

Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(30,190)

Core Fixed Income Investments
Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Buy:
Japanese Yen	607,250,000	$5,188,041	9/19/06	$(95,724)
Japanese Yen	313,560,000	2,678,900	9/19/06	(22,035)
Yuan Renminbi	3,860,000	492,757	3/16/07	(7,244)
Yuan Renminbi	21,339,000	2,735,245	5/9/07	(44,719)
Yuan Renminbi	10,298,480	1,330,064	8/16/07	(3,936)

				(173,658)

Contracts to Sell:
Euro	41,355,000	52,997,925	9/29/06	(113,564)
Pound Sterling	108,000	205,463	9/7/06	(4,720)
Pound Sterling	891,000	1,695,072	9/7/06	(6,278)
Pound Sterling	259,000	492,732	9/7/06	(1,825)

				(126,387)

Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(300,045)

International Fixed Income Investments

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Australian Dollar	1,565,000	$1,193,683	9/11/06	$(1,586)
Australian Dollar	147,000	112,122	9/11/06	704
Australian Dollar	1,139,000	868,757	9/11/06	5,452
Australian Dollar	1,093,000	833,623	9/14/06	5,129
Australian Dollar	164,000	125,047	9/28/06	(290)
Australian Dollar	587,000	447,578	9/28/06	(244)
Brazilian Real	40,000	18,595	9/29/06	1,472
Brazilian Real	40,000	18,595	9/29/06	1,427
Brazilian Real	141,000	65,462	10/6/06	1,513
Brazilian Real	141,000	65,462	10/6/06	1,589
Canadian Dollar	191,000	172,629	9/7/06	5,146
Chilean Peso	29,606,181	54,846	11/8/06	212
Chilean Peso	30,393,819	56,305	11/8/06	207

Notes to Financial Statements

(continued)

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Danish Krone	369,000	$63,304	9/7/06	$(421)
Indian Rupee	6,506,000	139,704	11/9/06	(3,821)
Indian Rupee	509,000	10,884	2/26/07	43
Japanese Yen	735,995,000	6,287,975	9/19/06	(51,722)
New Taiwan Dollar	12,075,000	373,679	2/22/07	(3,782)
New Taiwan Dollar	402,000	12,446	2/26/07	(105)
Singapore Dollar	603,000	383,757	9/26/06	(491)
Singapore Dollar	215,000	136,965	10/16/06	(74)
South Korean Won	19,764,000	20,664	2/26/07	20
Swiss Franc	64,000	51,914	9/7/06	(1,057)
Yuan Renminbi	675,664	86,585	5/9/07	(1,415)
Yuan Renminbi	2,027,150	259,775	5/9/07	(4,226)
Yuan Renminbi	2,170,000	278,081	5/9/07	(4,324)
Yuan Renminbi	2,733,368	350,275	5/9/07	(5,725)
Yuan Renminbi	2,938,000	376,498	5/9/07	(6,204)
Yuan Renminbi	2,434,000	311,912	5/9/07	(5,016)
Yuan Renminbi	4,991,399	644,431	8/15/07	(2,794)
Yuan Renminbi	4,717,195	609,029	8/15/07	(2,086)

				(72,469)

Contracts to Sell:
Australian Dollar	1,094,200	834,651	9/7/06	(941)
Chilean Peso	29,075,000	53,869	9/29/06	(294)
Chilean Peso	29,075,000	53,869	9/29/06	(432)
Euro	51,670,000	66,216,969	9/29/06	(141,890)
Euro	590,000	756,106	9/29/06	274
Japanese Yen	106,485,000	909,755	9/19/06	(132)
New Zealand Dollar	1,862,475	1,218,127	9/11/06	(22,859)
New Zealand Dollar	174,702	114,262	9/11/06	(2,843)
New Zealand Dollar	1,353,075	884,961	9/11/06	(21,656)
New Zealand Dollar	194,381	127,008	9/28/06	(1,671)
New Zealand Dollar	683,914	446,869	9/28/06	953
Polish Zloty	6,891,000	2,237,031	10/3/06	(6,934)
Polish Zloty	170,000	55,287	11/24/06	(94)
Pound Sterling	2,692,000	5,121,364	9/7/06	(117,649)
Singapore Dollar	202,000	128,820	11/6/06	(484)

				(316,652)

Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(389,121)

At August 31, 2006, International Fixed Income Investments held the following interest rate swap contracts:

Swap Counterparty:	Goldman Sachs Capital Markets, L.P.
Effective Date:	December 20, 2005
Notional Amount:	860,000,000 JPY
Payments Made by Fund:	Fixed Rate, 2.00%
Payments Received by Fund:	Floating Rate (6 month JPY LIBOR)
Termination Date:	December 20, 2013
Unrealized Depreciation	$(35,750)
Swap Counterparty:	Bank of America
Effective Date:	December 16, 2009
Notional Amount:	$1,500,000
Payments Made by Fund:	Floating Rate (3 month LIBOR)
Payments Received by Fund:	Fixed Rate, 5.50%
Termination Date:	December 16, 2014
Unrealized Depreciation	$(158)

Notes to Financial Statements

(continued)

Swap Counterparty:	Goldman Sachs Capital Markets, L.P.
Effective Date:	June 17, 2005
Notional Amount:	11,600,000 EUR
Payments Made by Fund:	Fixed Rate, 4.50%
Payments Received by Fund:	Floating Rate (6 month Euribor)
Termination Date:	June 17, 2015
Unrealized Appreciation	$374,707
Swap Counterparty:	Morgan Stanley Capital Services Inc.
Effective Date:	June 17, 2005
Notional Amount:	2,700,000 EUR
Payments Made by Fund:	Fixed Rate, 4.50%
Payments Received by Fund:	Floating Rate (6 month Euribor)
Termination Date:	June 17, 2015
Unrealized Appreciation	$224,697
Swap Counterparty:	Goldman Sachs Capital Markets, L.P.
Effective Date:	December 20, 2005
Notional Amount:	1,300,000,000 JPY
Payments Made by Fund:	Floating Rate (6 month JPY LIBOR)
Payments Received by Fund:	Fixed Rate, 1.50%
Termination Date:	December 20, 2015
Unrealized Depreciation	$(430,226)
Swap Counterparty:	Merrill Lynch Capital Services, Inc.
Effective Date:	June 18, 2014
Notional Amount:	1,100,000 EUR
Payments Made by Fund:	Fixed Rate, 6.00%
Payments Received by Fund:	Floating Rate (6 month Euribor)
Termination Date:	June 18, 2034
Unrealized Appreciation	$51,700
Swap Counterparty:	Morgan Stanley Capital Services Inc.
Effective Date:	June 18, 2014
Notional Amount:	4,100,000 EUR
Payments Made by Fund:	Floating Rate (6 month Euribor)
Payments Received by Fund:	Fixed Rate, 6.00%
Termination Date:	June 18, 2034
Unrealized Appreciation	$221,547
Swap Counterparty:	Barclays Bank PLC
Effective Date:	December 15, 2015
Notional Amount:	700,000 GBP
Payments Made by Fund:	Fixed Rate, 4.00%
Payments Received by Fund:	Floating Rate (6 month GBP LIBOR)
Termination Date:	December 15, 2035
Unrealized Depreciation	$(9,453)
Swap Counterparty:	Goldman Sachs Capital Markets, L.P.
Effective Date:	December 15, 2006
Notional Amount:	1,110,000,000 JPY
Payments Made by Fund:	Fixed Rate, 2.00%
Payments Received by Fund:	Floating Rate (6 month JPY LIBOR)
Termination Date:	December 15, 2015
Unrealized Depreciation	$(252,292)

Notes to Financial Statements

(continued)

Swap Counterparty:	Deutsche Bank
Effective Date:	December 15, 2006
Notional Amount:	950,000,000 JPY
Payments Made by Fund:	Fixed Rate, 2.00%
Payments Received by Fund:	Floating Rate (6 month JPY LIBOR)
Termination Date:	December 15, 2015
Unrealized Depreciation	$(188,322)
Swap Counterparty:	Morgan Stanley Capital Services Inc.
Effective Date:	December 15, 2006
Notional Amount:	320,000,000 JPY
Payments Made by Fund:	Fixed Rate, 2.00%
Payments Received by Fund:	Floating Rate (6 month JPY LIBOR)
Termination Date:	December 15, 2015
Unrealized Depreciation	$(68,601)
Swap Counterparty:	Merrill Lynch Capital Services, Inc.
Effective Date:	December 15, 2006
Notional Amount:	150,000,000 JPY
Payments Made by Fund:	Fixed Rate, 2.00%
Payments Received by Fund:	Floating Rate (6 month JPY LIBOR)
Termination Date:	December 15, 2015
Unrealized Depreciation	$(30,669)
Swap Counterparty:	Barclays Bank PLC
Effective Date:	December 15, 2006
Notional Amount:	660,000,000 JPY
Payments Made by Fund:	Fixed Rate, 2.00%
Payments Received by Fund:	Floating Rate (6 month JPY LIBOR)
Termination Date:	December 15, 2015
Unrealized Depreciation	$(130,488)
Swap Counterparty:	Morgan Stanley Capital Services Inc.
Effective Date:	September 18, 2007
Notional Amount:	900,000,000 JPY
Payments Made by Fund:	Floating Rate (6 month JPY LIBOR)
Payments Received by Fund:	Fixed Rate, 1.00%
Termination Date:	September 18, 2008
Unrealized Appreciation	$8,456
Swap Counterparty:	JPMorgan Chase Bank
Effective Date:	December 20, 2004
Notional Amount:	1,460,000,000 JPY
Payments Made by Fund:	Fixed Rate, 2.00%
Payments Received by Fund:	Floating Rate (6 month JPY LIBOR)
Termination Date:	December 20, 2013
Unrealized Appreciation	$467,935
Swap Counterparty:	UBS AG
Effective Date:	December 20, 2004
Notional Amount:	540,000,000 JPY
Payments Made by Fund:	Fixed Rate, 2.00%
Payments Received by Fund:	Floating Rate (6 month JPY LIBOR)
Termination Date:	December 20, 2013
Unrealized Depreciation	$(41,789)

Notes to Financial Statements

(continued)

Swap Counterparty:	Barclays Bank PLC
Effective Date:	September 15, 2005
Notional Amount:	500,000 GBP
Payments Made by Fund:	Floating Rate (6 month GBP LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	September 15, 2015
Unrealized Depreciation	($(18,106)
Swap Counterparty:	Deutsche Bank
Effective Date:	March 20, 2007
Notional Amount:	200,000,000 JPY
Payments Made by Fund:	Floating Rate (6 month JPY LIBOR)
Payments Received by Fund:	Fixed Rate, 1.00%
Termination Date:	March 18, 2008
Unrealized Appreciation	$4,454
Swap Counterparty:	Goldman Sachs Capital Markets, L.P.
Effective Date:	March 20, 2007
Notional Amount:	7,200,000,000 JPY
Payments Made by Fund:	Floating Rate (6 month JPY LIBOR)
Payments Received by Fund:	Fixed Rate, 1.00%
Termination Date:	March 18, 2008
Unrealized Appreciation	$143,938
Swap Counterparty:	Barclays Bank PLC
Effective Date:	December 20, 2006
Notional Amount:	$2,000,000
Payments Made by Fund:	Floating Rate (3 month LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	December 20, 2036
Unrealized Appreciation	$87,434
Swap Counterparty:	JPMorgan Chase Bank
Effective Date:	December 20, 2006
Notional Amount:	$3,300,000
Payments Made by Fund:	Floating Rate (3 month LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	December 20, 2016
Unrealized Appreciation	$50,568
Swap Counterparty:	Barclays Bank PLC
Effective Date:	September 15, 2006
Notional Amount:	1,000,000 GBP
Payments Made by Fund:	Floating Rate (6 month GBP LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	September 15, 2010
Unrealized Appreciation	$204
Swap Counterparty:	HSBC Bank
Effective Date:	September 15, 2006
Notional Amount:	5,200,000 GBP
Payments Made by Fund:	Floating Rate (6 month GBP LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	September 15, 2010
Unrealized Depreciation	$(64,912)

Notes to Financial Statements

(continued)

Swap Counterparty:	Deutsche Bank
Effective Date:	June 12, 2006
Notional Amount:	100,000 GBP
Payments Made by Fund:	Fixed Rate, 4.25%
Payments Received by Fund:	Floating Rate (6 month GBP LIBOR)
Termination Date:	June 12, 2036
Unrealized Appreciation	$3,993
Swap Counterparty:	Barclays Bank PLC
Effective Date:	December 20, 2006
Notional Amount:	280,000,000 JPY
Payments Made by Fund:	Floating Rate (6 month JPY LIBOR)
Payments Received by Fund:	Fixed Rate, 2.00%
Termination Date:	December 20, 2025
Unrealized Appreciation	$75,455
Swap Counterparty:	Goldman Sachs Capital Markets, L.P.
Effective Date:	June 20, 2008
Notional Amount:	950,000,000 JPY
Payments Made by Fund:	Fixed Rate, 2.00%
Payments Received by Fund:	Floating Rate (6 month JPY LIBOR)
Termination Date:	June 20, 2010
Unrealized Depreciation	$(60,409)
Swap Counterparty:	Goldman Sachs Capital Markets, L.P.
Effective Date:	September 15, 2006
Notional Amount:	400,000 GBP
Payments Made by Fund:	Floating Rate (6 month GBP LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	September 15, 2010
Unrealized Appreciation	$271
Swap Counterparty:	Deutsche Bank
Effective Date:	December 20, 2006
Notional Amount:	$4,300,000
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3 month LIBOR)
Termination Date:	December 20, 2011
Unrealized Depreciation	$(49,873)
Swap Counterparty:	Morgan Stanley Capital Services Inc.
Effective Date:	December 20, 2006
Notional Amount:	$20,700,000
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3 month LIBOR)
Termination Date:	December 20, 2011
Unrealized Depreciation	$(240,087)
Swap Counterparty:	JPMorgan Chase Bank
Effective Date:	December 20, 2006
Notional Amount:	$1,300,000
Payments Made by Fund:	Floating Rate (3 month LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	December 20, 2011
Unrealized Appreciation	$23,167

Notes to Financial Statements

(continued)

Swap Counterparty:	Goldman Sachs Capital Markets, L.P.
Effective Date:	December 20, 2006
Notional Amount:	$1,600,000
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3 month LIBOR)
Termination Date:	December 20, 2011
Unrealized Depreciation	$(18,813)
Swap Counterparty:	Goldman Sachs Capital Markets, L.P.
Effective Date:	December 20, 2006
Notional Amount:	$2,100,000
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3 month LIBOR)
Termination Date:	December 20, 2036
Unrealized Appreciation	$91,753
Swap Counterparty:	Morgan Stanley Capital Services Inc.
Effective Date:	December 20, 2006
Notional Amount:	$300,000
Payments Made by Fund:	Floating Rate (3 month LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	December 20, 2036
Unrealized Appreciation	$13,109
Swap Counterparty:	Morgan Stanley Capital Services Inc.
Effective Date:	December 20, 2006
Notional Amount:	$8,900,000
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3 month LIBOR)
Termination Date:	December 20, 2008
Unrealized Depreciation	$(70,559)
Swap Counterparty:	Morgan Stanley Capital Services Inc.
Effective Date:	June 15, 2007
Notional Amount:	1,800,000 GBP
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (6 month GBP LIBOR)
Termination Date:	June 15, 2009
Unrealized Appreciation	$6,572
Swap Counterparty:	Goldman Sachs Capital Markets, L.P.
Effective Date:	June 15, 2007
Notional Amount:	17,800,000 GBP
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (6 month GBP LIBOR)
Termination Date:	June 15, 2009
Unrealized Appreciation	$102,275
Swap Counterparty:	HSBC Bank
Effective Date:	December 15, 2006
Notional Amount:	300,000 EUR
Payments Made by Fund:	Fixed Rate, 4.00%
Payments Received by Fund:	Floating Rate (6 month Euribor)
Termination Date:	December 15, 2014
Unrealized Depreciation	$(7,830)

Notes to Financial Statements

(continued)

Swap Counterparty:	Deutsche Bank
Effective Date:	December 15, 2006
Notional Amount:	2,100,000 EUR
Payments Made by Fund:	Fixed Rate, 4.00%
Payments Received by Fund:	Floating Rate (6 month Euribor)
Termination Date:	December 15, 2014
Unrealized Depreciation	$(54,818)
Swap Counterparty:	HSBC Bank
Effective Date:	September 15, 2006
Notional Amount:	200,000 GBP
Payments Made by Fund:	Floating Rate (6 month GBP LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	September 15, 2015
Unrealized Appreciation	$3,071
Swap Counterparty:	HSBC Bank
Effective Date:	December 15, 2006
Notional Amount:	7,500,000 AUD
Payments Made by Fund:	Fixed Rate, 6.00%
Payments Received by Fund:	Floating Rate (6 month BBSW)
Termination Date:	December 15, 2011
Unrealized Appreciation	$3,199
Swap Counterparty:	HSBC Bank
Effective Date:	December 15, 2006
Notional Amount:	4,300,000 AUD
Payments Made by Fund:	Fixed Rate, 6.00%
Payments Received by Fund:	Floating Rate (6 month BBSW)
Termination Date:	December 15, 2016
Unrealized Depreciation	$(8,007)

At August 31, 2006, International Fixed Income Investments held the following credit default swap contracts:

Swap Counterparty:	Merrill Lynch Capital Services, Inc.
Effective Date:	June 16, 2006
Referenced Entity:	Russian Federation
Notional Amount:	$500,000
Termination Date:	June 20, 2007
Unrealized Appreciation	$525
Swap Counterparty:	Morgan Stanley Capital Services Inc.
Effective Date:	August 2, 2006
Referenced Entity:	Federative Republic of Brazil
Notional Amount:	$2,000,000
Termination Date:	August 20, 2011
Unrealized Appreciation	$11,389
Swap Counterparty:	Morgan Stanley Capital Services Inc.
Effective Date:	August 2, 2006
Referenced Entity:	Federative Republic of Brazil
Notional Amount:	$1,100,000
Termination Date:	August 20, 2016
Unrealized Depreciation	$(13,001)

Notes to Financial Statements

(continued)

Swap Counterparty:	JPMorgan Chase Bank
Effective Date:	August 3, 2006
Referenced Entity:	Federative Republic of Brazil
Notional Amount:	$1,100,000
Termination Date:	August 20, 2016
Unrealized Depreciation	$(9,474)
Swap Counterparty:	JPMorgan Chase Bank
Effective Date:	August 3, 2006
Referenced Entity:	Federative Republic of Brazil
Notional Amount:	$2,000,000
Termination Date:	August 20, 2011
Unrealized Appreciation	$8,386
Swap Counterparty:	Lehman Brothers Special Financing Inc.
Effective Date:	August 9, 2006
Referenced Entity:	Federative Republic of Brazil
Notional Amount:	$3,400,000
Termination Date:	August 20, 2011
Unrealized Appreciation	$4,776
Swap Counterparty:	Lehman Brothers Special Financing Inc.
Effective Date:	August 9, 2006
Referenced Entity:	Federative Republic of Brazil
Notional Amount:	$1,900,000
Termination Date:	August 20, 2016
Unrealized Depreciation	$(6,890)

At August 31, 2006, Core Fixed Income Investments held the following interest rate swap contracts:

Swap Counterparty:	Bank of America
Effective Date:	June 15, 2005
Notional Amount:	$1,500,000
Payments Made by Fund:	Floating Rate (3 month LIBOR)
Payments Received by Fund:	Fixed Rate, 6.00%
Termination Date:	June 15, 2035
Unrealized Depreciation	$(23,970)
Swap Counterparty:	Barclays Bank PLC
Effective Date:	September 15, 2006
Notional Amount:	1,000,000 GBP
Payments Made by Fund:	Floating Rate (3 month GBP LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	September 15, 2010
Unrealized Depreciation	$(20,275)
Swap Counterparty:	Lehman Brothers Special Financing Inc.
Effective Date:	December 20, 2006
Notional Amount:	$3,000,000
Payments Made by Fund:	Floating Rate (3 month LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	December 20, 2016
Unrealized Appreciation	$62,111

Notes to Financial Statements

(continued)

Swap Counterparty:	Merrill Lynch International
Effective Date:	December 15, 2006
Notional Amount:	90,000,000 JPY
Payments Made by Fund:	Fixed Rate, 2.00%
Payments Received by Fund:	Floating Rate (6 month JPY LIBOR)
Termination Date:	December 15, 2015
Unrealized Depreciation	$(18,401)
Swap Counterparty:	Barclays Bank PLC
Effective Date:	December 15, 2006
Notional Amount:	40,000,000 JPY
Payments Made by Fund:	Fixed Rate, 2.00%
Payments Received by Fund:	Floating Rate (6 month JPY LIBOR)
Termination Date:	December 15, 2015
Unrealized Depreciation	$(7,908)
Swap Counterparty:	Goldman Sachs Capital Markets, L.P.
Effective Date:	December 20, 2006
Notional Amount:	$6,600,000
Payments Made by Fund:	Floating Rate (3 month LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	December 20, 2016
Unrealized Appreciation	$136,644
Swap Counterparty:	Goldman Sachs Capital Markets, L.P.
Effective Date:	December 20, 2006
Notional Amount:	$2,400,000
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3 month LIBOR)
Termination Date:	December 20, 2011
Unrealized Depreciation	$(28,220)
Swap Counterparty:	UBS AG
Effective Date:	December 20, 2006
Notional Amount:	$7,000,000
Payments Made by Fund:	Floating Rate (3 month LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	December 20, 2008
Unrealized Appreciation	$55,531
Swap Counterparty:	Royal Bank of Scotland
Effective Date:	December 20, 2006
Notional Amount:	$500,000
Payments Made by Fund:	Floating Rate (3 month LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	December 20, 2036
Unrealized Appreciation	$21,858
Swap Counterparty:	Morgan Stanley Capital Services Inc.
Effective Date:	December 20, 2006
Notional Amount:	$6,200,000
Payments Made by Fund:	Floating Rate (3 month LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	December 20, 2036
Unrealized Appreciation	$270,922

Notes to Financial Statements

(continued)

Swap Counterparty:	Goldman Sachs Capital Markets, L.P.
Effective Date:	December 20, 2006
Notional Amount:	$1,300,000
Payments Made by Fund:	Floating Rate (3 month LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	December 20, 2036
Unrealized Appreciation	$56,800
Swap Counterparty:	Barclays Bank PLC
Effective Date:	December 15, 2015
Notional Amount:	1,600,000 GBP
Payments Made by Fund:	Fixed Rate, 4.00%
Payments Received by Fund:	Floating Rate (6 month GBP LIBOR)
Termination Date:	December 15, 2035
Unrealized Depreciation	$(24,337)
Swap Counterparty:	UBS AG
Effective Date:	June 18, 2006
Notional Amount:	$31,000,000
Payments Made by Fund:	Floating Rate (3 month LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	June 18, 2009
Unrealized Appreciation	$73,735
Swap Counterparty:	Barclays Bank PLC
Effective Date:	December 20, 2006
Notional Amount:	$700,000
Payments Made by Fund:	Floating Rate (3 month LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	December 20, 2008
Unrealized Appreciation	$2,932
Swap Counterparty:	Barclays Bank PLC
Effective Date:	June 15, 2007
Notional Amount:	1,300,000 GBP
Payments Made by Fund:	Floating Rate (6 month GBP LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%
Termination Date:	June 15, 2009
Unrealized Appreciation	$6,045

At August 31, 2006, Core Fixed Income Investments held the following credit default swap contracts:

Swap Counterparty:	Merrill Lynch International
Effective Date:	March 12, 2005
Referenced Entity:	Russian Federation
Notional Amount:	$600,000
Termination Date:	March 20, 2007
Unrealized Appreciation	$1,131
Swap Counterparty:	JPMorgan Chase Bank
Effective Date:	May 19, 2005
Referenced Entity:	Russian Federation
Notional Amount:	$100,000
Termination Date:	May 20, 2007
Unrealized Appreciation	$350

Notes to Financial Statements

(continued)

Swap Counterparty:	Bear Stearns Bank PLC
Effective Date:	June 27, 2005
Referenced Entity:	Trinity CDO, Ltd.
Notional Amount:	$2,000,000
Termination Date:	March 8, 2040
Unrealized Depreciation	$(27,722)
Swap Counterparty:	Morgan Stanley Capital Services Inc.
Effective Date:	August 31, 2005
Referenced Entity:	Republic of Turkey
Notional Amount:	$400,000
Termination Date:	September 20, 2010
Unrealized Depreciation	$(16,861)
Swap Counterparty:	Bear Stearns Bank PLC
Effective Date:	January 20, 2006
Referenced Entity:	Bear Stearns Fixed Rate ABS Index
Notional Amount:	$4,000,000
Termination Date:	July 25, 2045
Unrealized Depreciation	$(11,717)
Swap Counterparty:	Goldman Sachs Capital Markets, L.P.
Effective Date:	February 1, 2006
Referenced Entity:	Goldman Sachs Fixed Rate ABS Index
Notional Amount:	$600,000
Termination Date:	July 25, 2045
Unrealized Depreciation	$(1,383)
Swap Counterparty:	Deutsche Bank
Effective Date:	May 13, 2006
Referenced Entity:	Republic of Hungary
Notional Amount:	$800,000
Termination Date:	May 20, 2016
Unrealized Appreciation	$5,368
Swap Counterparty:	JPMorgan Chase Bank
Effective Date:	May 13, 2006
Referenced Entity:	Republic of Hungary
Notional Amount:	$800,000
Termination Date:	May 20, 2016
Unrealized Appreciation	$5,663
Swap Counterparty:	Morgan Stanley Capital Services Inc.
Effective Date:	May 13, 2006
Referenced Entity:	Republic of Hungary
Notional Amount:	$1,600,000
Termination Date:	May 20, 2016
Unrealized Appreciation	$11,916
Swap Counterparty:	Barclays Bank PLC
Effective Date:	June 6, 2006
Referenced Entity:	Republic of Brazil
Notional Amount:	$1,600,000
Termination Date:	September 20, 2006
Unrealized Appreciation	$65
Swap Counterparty:	JPMorgan Chase Bank
Effective Date:	June 6, 2006
Referenced Entity:	Russian Federation
Notional Amount:	$1,600,000
Termination Date:	September 20, 2006
Unrealized Appreciation	$218

Notes to Financial Statements

(continued)

Swap Counterparty:	JPMorgan Chase Bank
Effective Date:	June 8, 2006
Referenced Entity:	Russian Federation
Notional Amount:	$1,600,000
Termination Date:	June 20, 2007
Unrealized Appreciation	$1,806
Swap Counterparty:	Barclays Bank PLC
Effective Date:	June 8, 2006
Referenced Entity:	Republic of Brazil
Notional Amount:	$1,600,000
Termination Date:	June 20, 2007
Unrealized Depreciation	$(372)
Swap Counterparty:	HSBC Bank
Effective Date:	June 17, 2006
Referenced Entity:	Russian Federation
Notional Amount:	$1,400,000
Termination Date:	September 20, 2006
Unrealized Appreciation	$199
Swap Counterparty:	UBS AG
Effective Date:	June 24, 2006
Referenced Entity:	GMAC
Notional Amount:	$900,000
Termination Date:	December 20, 2006
Unrealized Appreciation	$3,887

At August 31, 2006, Core Fixed Income Investments held the following Index-linked swap contract:

Swap Counterparty:	UBS AG
Effective Date:	October 15, 2005
Notional Amount:	200,000 EUR
Payments Made by Fund:	Floating Rate (France CPI Ex Tobacco Index)
Payments Received by Fund:	Fixed Rate, 2.1455%
Termination Date:	October 15, 2010
Unrealized Appreciation	$814

At August 31, 2006, International Fixed Income Investments and Core Fixed Income Investments had total net unrealized appreciation of $173,054 and $536,829 respectively, from swap contracts.

During the year ended August 31, 2006, Core Fixed Income Investments entered into mortgage dollar roll transactions in the aggregate amount of $443,617,655.

At August 31, 2006, Core Fixed Income Investments had outstanding mortgage dollar rolls with a total cost of $68,933,570.

For the year ended August 31, 2006, Core Fixed Income Investments recorded interest income of $340,001 related to such mortgage rolls.

4. Shares of Beneficial Interest

At August 31, 2006, the Trust had an unlimited number of shares authorized with a par value of $0.001 per share.

Notes to Financial Statements

(continued)

Transactions in shares of each Fund were as follows:

	Year Ended August 31, 2006	Year Ended August 31, 2005
Large Capitalization Value Equity Investments
Shares sold	30,590,292	21,601,643
Shares issued on reinvestment	6,840,450	1,349,997
Shares repurchased	(28,819,854)	(35,724,160)

Net Increase (Decrease)	8,610,888	(12,772,520)

Large Capitalization Growth Investments
Shares sold	47,577,855	27,074,907
Shares repurchased	(26,677,870)	(20,236,156)

Net Increase	20,899,985	6,838,751

Small Capitalization Value Equity Investments
Shares sold	3,722,228	3,390,940
Shares issued on reinvestment	7,197,797	2,992,407
Shares repurchased	(9,403,887)	(12,211,056)

Net Increase (Decrease)	1,516,138	(5,827,709)

Small Capitalization Growth Investments
Shares sold	5,288,132	9,265,757
Shares repurchased	(10,002,994)	(7,822,134)

Net Increase (Decrease)	(4,714,862)	1,443,623

International Equity Investments
Shares sold	40,932,743	28,113,687
Shares issued on reinvestment	1,153,715	635,294
Shares repurchased	(27,283,540)	(12,276,186)

Net Increase	14,802,918	16,472,795

Emerging Markets Equity Investments
Shares sold	5,436,369	6,008,721
Shares issued on reinvestment	231,945	258,966
Shares repurchased	(8,088,359)	(7,513,502)

Net Decrease	(2,420,045)	(1,245,815)

Government Money Investments
Shares sold	129,087,916	81,520,530
Shares issued on reinvestment	4,269,358	1,899,900
Shares repurchased	(100,797,219)	(80,919,381)

Net Increase	32,560,055	2,501,049

Core Fixed Income Investments
Shares sold	43,344,838	16,906,649
Shares issued on reinvestment	3,569,561	2,220,856
Shares repurchased	(16,907,140)	(12,961,491)

Net Increase	30,007,259	6,166,014

High Yield Investments
Shares sold	8,699,001	21,816,312
Shares issued on reinvestment	2,538,947	3,478,249
Shares repurchased	(42,246,239)	(20,225,542)

Net Increase (Decrease)	(31,008,291)	5,069,019

Notes to Financial Statements

(continued)

	Year Ended August 31, 2006	Year Ended August 31, 2005
Municipal Bond Investments
Shares sold	3,916,281	1,290,255
Shares issued on reinvestment	201,301	133,799
Shares repurchased	(1,220,800)	(728,236)

Net Increase	2,896,782	695,818

International Fixed Income Investments
Shares sold	12,220,568	14,334,300
Shares issued on reinvestment	816,554	1,007,080
Shares repurchased	(6,736,262)	(10,916,802)

Net Increase	6,300,860	4,424,578

5. Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Funds made the following distributions:

Record Date Payable Date	Core Fixed Income Investments	High Yield Investments	Municipal Bond Investments	International Fixed Income Investments
9/28/2006
9/29/2006	$0.030855	$0.027934	$0.027169	$0.025228

Record Date Payable Date	Government Money Investments
Daily 9/29/2006	$0.003987

The tax character of distributions paid during the fiscal year ended August 31, 2006 were as follows:

	Large Capitalization Value Equity Investments	Large Capitalization Growth Investments	Small Capitalization Value Equity Investments	Small Capitalization Growth Investments
Distributions paid from:
Ordinary Income	$22,000,056	—	$15,125,076	—
Net Long-term Capital Gains	56,411,813	—	80,660,752	—

Total Distributions Paid	$78,411,869	—	$95,785,828	—

	International Equity Investments	Emerging Markets Equity Investments	Government Money Investments	Core Fixed Income Investments
Distributions paid from:
Ordinary Income	$14,000,078	$2,826,066	$4,191,855	$29,904,480
Net Long-term Capital Gains	—	—	—	—

Total Distributions Paid	$14,000,078	$2,826,066	$4,191,855	$29,904,480

Notes to Financial Statements

(continued)

	High Yield Investments	Municipal Bond Investments	International Fixed Income Investments
Distributions paid from:
Tax Exempt	—	$2,000,418	—
Tax Return of Capital	—	—	$3,454,483
Ordinary Income	$12,336,372	—	2,037,074
Net Long-term Capital Gains	—	—	1,072,866

Total Distributions Paid	$12,336,372	$2,000,418	$6,564,423

The tax character of distributions paid during the fiscal year ended August 31, 2005 were as follows:

	Large Capitalization Value Equity Investments	Large Capitalization Growth Investments	Small Capitalization Value Equity Investments	Small Capitalization Growth Investments
Distributions paid from:
Ordinary Income	$15,008,704	—	$3,502,303	—
Net Long-term Capital Gains	—	—	43,785,779	—

Total Distributions Paid	$15,008,704	—	$47,288,082	—

	International Equity Investments	Emerging Markets Equity Investments	Government Money Investments	Core Fixed Income Investments
Distributions paid from:
Ordinary Income	$6,542,279	$2,337,325	$2,024,811	$19,231,971
Net Long-term Capital Gains	—	—	—	—

Total Distributions Paid	$6,542,279	$2,337,325	$2,024,811	$19,231,971

	High Yield Investments	Municipal Bond Investments	International Fixed Income Investments
Distributions paid from:
Tax Exempt	—	$1,370,584	—
Ordinary Income	$17,408,214	—	$9,192,761
Net Long-term Capital Gains	—	—	—

Total Distributions Paid	$17,408,214	$1,370,584	$9,192,761

As of August 31, 2006, the components of accumulated earnings on a tax basis were as follows:

	Large Capitalization Value Equity Investments		Large Capitalization Growth Investments	Small Capitalization Value Equity Investments		Small Capitalization Growth Investments
Undistributed ordinary income - net	$33,946,557		—	$9,564,405		—
Undistributed long-term capital gains - net	72,843,611		—	33,930,997		—

Total undistributed earnings	106,790,168		—	43,495,402		—

Capital loss carryforward *	—		$(233,753,346)	—		$(298,825,265)
Unrealized appreciation/(depreciation)	215,532,561	(a)	219,846,384 (a)	71,208,721	(a)	77,625,577 (a)

Total accumulated earnings/(losses) - net	$322,322,729		$(13,906,962)	$114,704,123		$(221,199,688)

Notes to Financial Statements

(continued)

	International Equity Investments		Emerging Markets Equity Investments		Core Fixed Income Investments		High Yield Investments
Undistributed ordinary income - net	$23,453,230		$3,773,718		$1,343,608		$1,297,235
Undistributed long-term capital gains - net	—		—		—		—

Total undistributed earnings	23,453,230		3,773,718		1,343,608		1,297,235

Capital loss carryforward *	(120,303,617)		(35,971,071)		(10,391,089)		(86,566,492)
Other book/tax temporary differences	977	(c)	3,897	(c)	(8,042,908	)(e)	(2,042,965	)(b)
Unrealized appreciation/(depreciation)	267,772,174	(d)	91,805,259	(d)	(2,698,470	)(f)	568,681	(f)

Total accumulated earnings/(losses) - net	$170,922,764		$59,611,803		$(19,788,859)		$(86,743,541)

	Municipal Bond Investments		International Fixed Income Investments
Undistributed tax-exempt income - net	$141,826		—
Undistributed ordinary income - net	—		—
Undistributed long-term capital gains - net	—		—

Total undistributed earnings	141,826		—

Capital loss carryforward *	(1,891,528)		$(242,180)
Other book/tax temporary differences	(147,579	)(b)	(5,665,273	)(h)
Unrealized appreciation/(depreciation)	1,583,987	(g)	1,375,207	(f)

Total accumulated earnings/(losses) - net	$(313,294)		$(4,532,246)

As of August 31, 2006 there were no significant differences between the book and tax components of net assets for Government Money Investments.

*	During the taxable year ended August 31, 2006, Large Capitalization Growth Investments utilized $103,067,245, Small Capitalization Growth Investments utilized $49,026,683, International Equity Investments utilized $93,623,309, Emerging Markets Equity Investments utilized $46,624,580, of each of their respective capital loss carryover available from prior years. As of August 31, 2006, the Funds had the following net capital loss carryforwards remaining:

Year of Expiration	Large Capitalization Value Equity Investments	Large Capitalization Growth Investments	Small Capitalization Value Equity Investments	Small Capitalization Growth Investments	International Equity Investments	Emerging Markets Equity Investments
8/31/2010	—	$(61,335,851)	—	$(106,951,959)	$(35,665,109)	$(57,958)
8/31/2011	—	(159,803,398)	—	(191,873,306)	(84,638,508)	(35,913,113)
8/31/2012	—	(12,614,097)	—	—	—	—

	—	$(233,753,346)	—	$(298,825,265)	$(120,303,617)	$(35,971,071)

Year of Expiration	Government Money Investments	Core Fixed Income Investments	High Yield Investments	Municipal Bond Investments	International Fixed Income Investments
8/31/2008	$(9,983)	$(2,292,182)	—	—	—
8/31/2009	(11,128)	—	$(2,427,672)	$(1,846,063)	—
8/31/2010	—	—	(45,159,946)	—	—
8/31/2011	—	(4,723,104)	(37,864,134)	—	—
8/31/2012	—	(2,218,969)	—	—	—
8/31/2013	—	—	—	—	—
8/31/2014	—	(1,156,834)	(1,114,740)	(45,465)	$(242,180)

	$(21,111)	$(10,391,089)	$(86,566,492)	$(1,891,528)	$(242,180)

Notes to Financial Statements

(continued)

These amounts will be available to offset any future taxable capital gains.

(a)	The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
(b)	Other book/tax temporary differences are attributable primarily to the tax deferral of post-October capital losses for tax purposes.
(c)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain foreign currency contracts and differences in the book/tax treatment of various items.
(d)	The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, and other book/tax basis adjustments.
(e)	Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains / (losses) on certain futures and foreign currency contracts, the deferral of post-October capital losses for tax purposes and differences in the book/tax treatment of various items.
(f)	The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.
(g)	The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the difference between book and tax amortization methods for market discount on fixed income securities.
(h)	Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains / (losses) on certain futures and foreign currency contracts and the deferral of post-October currency and capital losses for tax purposes.

6. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21,

Notes to Financial Statements

(continued)

2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

7. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 6. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the Investment Company Act, which the court granted plaintiffs leave to repeal as a derivative claim.

8. Other Matters

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM and Salomon Brothers Asset Management Inc (“SBAM”) that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and

Notes to Financial Statements

(continued)

related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Funds.

9. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes - an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for the Funds will be September 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Funds is currently evaluating the impact that FIN 48 will have on the financial statements.

*  *  *

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

10. Subsequent Events

Effective September 14, 2006, TCW Investment Management Company was terminated as a Subadviser to Large Capitalization Growth Investments. Effective October 5, 2006, Sands Capital Management LLC resigned as a Subadviser to Large Capitalization Growth Investments. Effective October 12, 2006, Wells Capital Management Incorporated was added as a Subadviser to Large Capitalization Growth Investments.

Effective October 4, 2006, Seix Advisors, the fixed income division of Trusco Capital Management, Inc. was terminated and Penn Capital Management Co., Inc. was added as a Subadviser to High Yield Investments.

At a board meeting held on September 25, 2006, the Trustees appointed Armon E. Kamesar as Chairman of the Board of Trustees, effective November 29, 2006.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Consulting Group Capital Markets Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, Emerging Markets Equity Investments, Government Money Investments, Core Fixed Income Investments, High Yield Investments, Municipal Bond Investments and International Fixed Income Investments, each a series of the Consulting Group Capital Markets Funds, as of August 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, Emerging Markets Equity Investments, Government Money Investments, Core Fixed Income Investments, High Yield Investments, Municipal Bond Investments and International Fixed Income Investments, as of August 31, 2006, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 26, 2006

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited)

Approval of Management Agreement and Subadvisory Agreements

At a meeting held in person on June 5, 2006, the Board of Trustees, including a majority of the Board Members who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust or the Consulting Group, a division of Citigroup Investment Advisory Services Inc. (“CIAS”), re-approved for an annual period the Trust’s management agreement (the “Management Agreement”) and subadvisory agreements (the “Subadvisory Agreements”). In their consideration of the re-approval of the Management Agreement and the Subadvisory Agreements, the Board considered the factors described below.

Nature, Extent and Quality of the Services Under the Management and Subadvisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Funds by CIAS and the Subadvisers under the Management Agreement and the Subadvisory Agreements, respectively, during the past year. The Board also received a description of the administrative and other services rendered to the Trust and its shareholders. The Board noted information received at regular meetings throughout the year related to the services rendered by CIAS about the management of the Trust’s affairs and CIAS’ role in coordinating the activities of the Trust’s other service providers. The Board’s evaluation of the services provided by CIAS and the Subadvisers took into account the Board’s knowledge and familiarity gained as Board members of the Trust. The Board observed that the scope of services provided by CIAS had expanded over time as a result of the sale of Citigroup Asset Management to Legg Mason, including maintaining and monitoring its own and the Trust’s expanded compliance programs. The Board reviewed information received from CIAS regarding the implementation to date of the Trust’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Trust’s senior personnel and the portfolio management teams primarily responsible for the day-to-day portfolio management of the Funds. The Board also considered, based on its knowledge of CIAS and its affiliates, the financial resources available to its parent organization, Citigroup Inc.

The Board also considered CIAS’ brokerage policies and practices, the standards applied to the Subadvisers, policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans and recent organizational changes.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Subadvisory Agreements were acceptable.

Fund Performance

The Board received and considered performance information for the Funds as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data for various periods ended March 31, 2006. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Funds with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Portfolios’ performance against their benchmarks.

Large Capitalization Value Equity Investments

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “large cap value funds” by Lipper, showed that the Fund’s performance for all time periods presented was better than the median. Based on its review, which included careful consideration of all of the factors noted above, the Board was satisfied with the Fund’s performance.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

Large Capitalization Growth Investments

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “large cap growth funds” by Lipper, showed that the Fund’s performance for all periods presented was better than the median and was in the first quartile for the 1-year, 3-year and 5-year periods. Based on its review, which included careful consideration of all of the factors noted above, the Board was satisfied with the Fund’s performance.

Small Capitalization Value Equity Investments

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “small cap value funds” by Lipper, showed that the Fund’s performance for the 1-year, 3-year and 5-year periods was better than the median while the performance for the 10-year period was at the median. Based on its review, which included careful consideration of all of the factors noted above, the Board was satisfied with the Fund’s investment performance.

Small Capitalization Growth Investments

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “small cap growth funds” by Lipper, showed that the Fund’s performance for the 1-year and 3-year periods was better than the median, its performance for the 5-year period was slightly below the median and that the performance for the 10-year period was below the median. Based on its review, which included careful consideration of all of the factors noted above, the Board was satisfied with the Fund’s recent performance, but will continue to gauge the Fund’s performance and investment strategies.

International Equity Investments

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “international multi-cap core funds” by Lipper, showed that the Fund’s performance for the 1-year and 3-year periods was better than the median and that its performance for the 5-year and 10-year periods was slightly below the median. The Board noted recent changes to the Fund’s management. Based on its review, which included careful consideration of all of the factors noted above, the Board was satisfied with management’s efforts to improve the Fund’s performance, but will continue to gauge the Fund’s performance and investment strategies.

Emerging Markets Equity Investments

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “emerging market funds” by Lipper, showed that the Fund’s performance for the 1-year and 3-year periods was slightly below the median and for the 5-year and 10-year periods, was below the median. Based on its review, which included careful consideration of all of the factors noted above, the Board was satisfied with management’s efforts to improve the Fund’s performance, but will continue to gauge the Fund’s performance and investment strategies.

Government Money Investments

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail funds classified as “U.S. government money market funds” by Lipper, showed that the Fund’s performance for all periods presented was better than the median, and was in the first quartile for the 3-year and 5-year periods. Based on its review, which included careful consideration of all of the factors noted above, the Board was satisfied with the Fund’s relative investment performance.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

Core Fixed Income Investments

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “intermediate investment grade debt funds” by Lipper, showed that the Fund’s performance for the 1-year and 3-year periods was better than the median, and slightly below the median for the 5-year and 10-year periods. The Board noted that the Fund was previously Intermediate Fixed Income Investments and that the long-term performance was less applicable. Based on its review, which included careful consideration of all of the factors noted above, the Board was satisfied with the Fund’s performance and investment strategies.

High Yield Investments

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “high current yield funds” by Lipper, showed that the Fund’s performance for the 1-year, 3-year and 5-year periods was below the median. The Board noted that representatives of CIAS discussed the various options to improve the Fund’s performance. Based on its review, which included careful consideration of all of the factors noted above, the Board will continue to gauge the Fund’s performance and investment strategies.

Municipal Bond Investments

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “general municipal debt funds” by Lipper, showed that the Fund’s performance for the 1-year period was below the median, its performance for the 3-year period was slightly below the median and that the performance for the 5-year and 10-year periods was better than the median. Based on its review, which included careful consideration of all of the factors noted above, the Board will continue to gauge the Fund’s performance and investment strategies.

International Fixed Income Investments

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “international income funds” by Lipper, showed that the Fund’s performance for the 3-year period was better than the median, that its performance for the 1-year and 5-year periods was slightly better than the median and that the performance for the 10-year period was slightly below the median. Based on its review, which included careful consideration of all of the factors noted above, the Board was satisfied with the Fund’s relative investment performance.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fees (the “Contractual Management Fees”) payable by the Funds to CIAS in light of the nature, extent and quality of the management and subadvisory services provided by CIAS and the Subadvisers. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place for the Funds and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”) and whether any fee waivers and reimbursements could be discontinued. In addition, the Board noted that the compensation paid to the Subadvisers is paid by CIAS, not the Funds, and, accordingly, that the retention of the Subadvisers does not increase the fees or expenses otherwise incurred by a Fund’s shareholders.

The Board received and considered information comparing the Funds’ Contractual Management Fees and Actual Management Fees and the Funds’ overall expenses with those of funds in both the relevant expense group (the “Expense Group”) and a broader group of funds, (the “Expense Universe”), each selected and provided by Lipper. The Board also considered and discussed information about the Subadvisers’ fees and comparable information for other subadvised funds, as well as other accounts managed by the Subadvisers, and, in this connection, the amount of the Contractual and Actual Management Fees retained by CIAS.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

Management also discussed the Funds’ distribution arrangements with the Boards. The Boards were provided with information concerning revenues received by and certain expenses incurred by the Funds’ affiliated distributor and how the amounts received by the distributor are paid.

Large Capitalization Value Equity Investments

The information comparing the Fund’s Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of 7 retail no-load funds (including the Fund) that are classified as “large cap value or large cap core funds” by Lipper, showed that the Fund’s Contractual Management Fee was at the median of management fees paid by the other funds in the Expense Group and that its Actual Management Fee was higher than the median. The Board noted that the Fund’s total expense ratio was lower than the median and concluded that the Fund’s fees and expenses were acceptable.

Large Capitalization Growth Investments

The information comparing the Fund’s Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of 7 retail no-load funds (including the Fund) that are classified as “large cap growth funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were at or slightly higher than the median of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s total expense ratio was lower than the median and concluded that the Fund’s fees and expenses were acceptable.

Small Capitalization Value Equity Investments

The information comparing the Fund’s Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of 7 retail no-load funds (including the Fund) that are classified as “small cap value funds” by Lipper, showed that the Fund’s Contractual Management Fee was at the median of management fees paid by the other funds in the Expense Group and its Actual Management Fee was slightly higher than the median. The Board noted that the Fund’s total expense ratio was at the median and concluded that the Fund’s fees and expenses were acceptable.

Small Capitalization Growth Investments

The information comparing the Fund’s Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of 13 retail no-load funds (including the Fund) that are classified as “small cap growth funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were lower than the median of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s total expense ratio also was lower than the median and concluded that the Fund’s fees and expenses were acceptable.

International Equity Investments

The information comparing the Fund’s Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of 10 retail no-load funds (including the Fund) that are classified as “international multi-cap core, international multi-cap value, or international large-cap core funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were lower than the median of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s total expense ratio was also lower than the median and concluded that the Fund’s fees and expenses were acceptable.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

Emerging Markets Equity Investments

The information comparing the Fund’s Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of 8 retail no-load funds (including the Fund) that are classified as “emerging market funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were lower than the median of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s total expense ratio was also lower than the median and concluded that the Fund’s fees and expenses were acceptable.

Government Money Investments

The information comparing the Fund’s Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of 10 retail no-load funds (including the Fund) that are classified as “US government money market funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were lower than the median of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s total expense ratio was also lower than the median and concluded that the Fund’s fees and expenses were acceptable.

Core Fixed Income Investments

The information comparing the Fund’s Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of 11 retail no-load funds (including the Fund) that are classified as “intermediate investment grade debt funds” by Lipper, showed that the Fund’s Contractual Management Fee was higher than the range of management fees paid by the other funds in the Expense Group and both the Contractual and Actual Management fees were higher than the median. The Board noted that the Fund’s total expense ratio was higher than the median of total expenses paid by the other funds in the Expense Group. The Fund’s total expense ratio, however, was lower than the Expense Universe average. The Board determined to continue to monitor the management fees and total expenses of the Fund.

High Yield Investments

The information comparing the Fund’s Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of 12 retail no-load funds (including the Fund) that are classified as “high current yield funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were higher than the management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s total expense ratio was also higher than the median. The Board determined to continue to monitor the management fees and total expenses of the Fund.

Municipal Bond Investments

The information comparing the Fund’s Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of 7 retail no-load funds (including the Fund) that are classified as “general municipal debt funds” by Lipper, showed that the Fund’s Contractual Management Fee was at the median of management fees paid by the other funds in the Expense Group and that its Actual Management Fee was higher than the median. The Board noted that the Fund’s total expense ratio was also higher than the median. The Board determined to continue to monitor the management fees and total expenses of the Fund.

International Fixed Income Investments

The information comparing the Fund’s Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of 9 retail no-load funds (including the Fund) that are classified as “international income funds or global income funds” by Lipper, showed that the Fund’s Contractual Management Fee was lower than the median of management fees

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

paid by the other funds in the Expense Group and that its Actual Management Fee was slightly higher than the median. The Board noted that the Fund’s total expense ratio was lower than the median. The Board concluded that the management fees and total expenses of the Fund were acceptable.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees were reasonable in light of the nature, extent and quality of the services provided to the Funds under the Management Agreement and the Subadvisory Agreements.

Manager Profitability

The Board received and considered a profitability analysis of CIAS and its affiliates in providing services to the Funds. In addition, the Board received information with respect to CIAS’ allocation methodologies used in preparing this profitability data. To the extent available, the Board also reviewed information provided by the Subadvisers with respect to the Subadvisers’ profitability in providing subadvisory services to the Funds. CIAS’ profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Funds.

Economies of Scale

The Board received and discussed information concerning whether CIAS realizes economies of scale as the Funds’ assets grow beyond current levels. However, because of the nature of CIAS’ business, the Board could not reach definitive conclusions as to whether CIAS might realize economies of scale or how great they may be.

Other Benefits to the Manager and the Subadvisers

The Board considered other benefits received by CIAS, the Subadvisers and their affiliates as a result of their relationship with the Funds, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Funds and CIAS’ ongoing commitment to the Funds, the profits and other ancillary benefits that CIAS and its affiliates received were considered reasonable.

The non-interested Board Members then met in executive session with their counsel. Following the closed session, the Board Members approved the Management Agreement and the Subadvisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and Subadvisory Agreements. The Non-interested Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement and the Subadvisory Agreements in a private session with their independent legal counsel at which no representatives of management were present.

After further discussion and upon motion duly made, seconded and unanimously carried, the following resolutions were adopted as to each Fund (unless otherwise noted), first by the Board Members who were not “interested persons” of the Funds or any of their affiliates, voting separately and then by the Board voting as a whole.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

Approval of a New Investment Advisory Agreement

At a special meeting held on August 3, 2006, the Trust’s Board, including a majority of the Independent Board Members, approved a new investment advisory agreement (the “New Investment Advisory Agreement”) with Delaware Management Company, a series of Delaware Management Business Trust LLC (“Delaware”) on behalf of the Trust’s Large Capitalization Growth Investments (the “Portfolio”). To assist the Board in its consideration of the New Investment Advisory Agreement, the Consulting Group provided materials and information about Delaware, including its financial condition, asset management capabilities and organization. The materials and information were provided in advance of and at the special meeting. Representatives of Delaware also made presentations to and responded to questions from the Board.

The Trust has received an exemption (the “Exemption”) from the Securities and Exchange Commission that permits the Trust’s Manager to enter into or change advisory agreements with investment advisers without formal shareholder approval. Accordingly, the new investment advisory agreement with Delaware did not require a shareholder vote. Shareholders of the Portfolio received an informational letter regarding the change in investment adviser, as required by the Exemption.

In their deliberations concerning the New Investment Advisory Agreement, among other things, the Board Members considered:

(i) that Consulting Group conducted a thorough search process in selecting Delaware, including a review of the universe of large cap growth or large/mid cap growth investment advisers with an aggressive investment substyle, including managers that had a recommended opinion from Consulting Group’s research department, eventually narrowing the search through discussions with research personnel and eliminating candidates with potential affiliation problems;

(ii) that Delaware met all qualitative and quantitative requirements and is rated four diamonds by Consulting Group’s research department;

(iii) the history, reputation, qualification and background of Delaware, as well as their personnel and financial condition;

(iv) the experience of Delaware’s key personnel in institutional investing and the quality of services that it would be expected to provide the Portfolio;

(v) Delaware’s investment performance;

(vi) that Delaware had approximately $124 billion in assets under management;

(vii) that Delaware was founded in 1929 and had fiduciary responsibility for approximately 650 institutional client relationships;

(viii) that Delaware’s Rule 38a-1 policies and procedures were found to be in compliance with the Rule;

(ix) the fee and expense ratios of comparable mutual funds;

(x) that Delaware will receive a fee of 0.40%, that is computed daily and paid monthly based on the value of the average net assets of the Portfolio allocated to Delaware; and

(xi) that the terms of the New Investment Advisory Agreement with Delaware were substantially similar in all respects to the agreements between the additional investment advisers to the Portfolio.

The Board concluded that, overall, the nature, extent and quality of services expected to be provided under the New Investment Advisory Agreement were acceptable. The New Investment Advisory Agreement with Delaware became effective on August 21, 2006.

Additional Information

(unaudited)

Information about Trustees and Officers

The business and affairs of the Consulting Group Capital Markets Funds (“Trust”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees
Walter E. Auch 6001 N. 62nd Place Paradise Valley, AZ 85253 Birth Year: 1921	Trustee	2006; Mr. Auch previously served as a Trustee of the Trust from 1991 to December 2001.	Retired	11	Director, Nicholas Applegate Funds; Director, UBS Funds; Director, US Bancorp Advisory Group; Director or Trustee of certain funds associated with Legg Mason (consisting of 12 portfolios)
H. John Ellis 858 E. Crystal Downs Drive Frankfort, MI 49635 Birth Year: 1927	Trustee	1999	Retired	11	Director or Trustee of certain funds associated with Legg Mason (consisting of 12 portfolios)
Armon E. Kamesar 7328 Country Club Dr. La Jolla, CA 92037 Birth Year: 1927	Trustee	1994	Chairman, TEC International (organization of chief executives)	11	Director or Trustee of certain funds associated with Legg Mason (consisting of 12 portfolios)
Stephen E. Kaufman Stephen E. Kaufman, PC Co. 277 Park Ave., 47th Fl. New York, NY 10172 Birth Year: 1932	Trustee	1991	Attorney	11	Director or Trustee of certain funds associated with Legg Mason (consisting of 36 portfolios)
John J. Murphy 123 Prospect Street Ridgewood, NJ 07450 Birth Year: 1944	Trustee	2006	President, Murphy Capital Management (investment management)	11	Director, Nicholas Applegate Funds; Director or Trustee of certain funds associated with Legg Mason (consisting of 12 portfolios)

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustees:
Laurie A. Hesslein 787 Seventh Avenue 15th Floor New York, NY 10019 Birth Year: 1959	Trustee	2006	Managing Director of Citigroup Global Markets Inc., July 2005 to Present - Chief Administrative Officer and Director of the Corporate Client Group, Smith Barney Global Private Client Group; July 2004 to July 2005 - Chief Administrative Officer, Director of Investment Products and the Corporate Client Group, Smith Barney Global Private Client Group; 2001 to July 2004 - Director of Wealth Management, Investment Products and the Corporate Client Group, Smith Barney Global Private Client Group	11	None
R. Jay Gerken Legg Mason & Co. LLC (“Legg Mason”) 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chairman and Chief Executive Officer	2006	Managing Director, Legg Mason, Chairman of the Board, Trustee, or Director of 167 funds associated with Legg Mason Partners Fund Administration, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason or its affiliates; formerly, Chairman Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer Travelers Investment Advisers Inc. (2002 to 2005).	11	Director or Trustee of certain funds associated with Legg Mason (consisting of 167 portfolios)

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Officers:
Robert J. Brault Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002)

				N/A	N/A
Norman E. Nabhan The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birth Year: 1948	President and Investment Officer	Since 2002	Managing Director of CGM; Managing Director of Smith Barney	N/A	N/A
James L. Tracy Citigroup Global Markets Inc., (“CGM”) 222 Delaware Avenue, 7th Floor Wilmington, DE 19801 Birth Year: 1957	Executive Vice President and Investment Officer	Since 2006	January 2006 to present — Executive Vice President, Director, Consulting Group; previously Great Lakes Regional Director, Smith Barney Private Client Group, May 2000 to January 2006	N/A	N/A
Leroy T. Pease The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birth Year: 1958	Investment Officer	Since 1996	Senior Vice President of CGM	N/A	N/A
Stephen M. Hagan The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birth Year: 1968	Investment Officer	Since 1997	First Vice President of CGM	N/A	N/A
Jason B. Moore The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birth Year: 1972	Investment Officer	Since 2003	Vice President of CGM	N/A	N/A

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Mark C. Kennard The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birth Year: 1958	Investment Officer	Since 2004	First Vice President of CGM	N/A	N/A
Steven Hartstein CGM 485 Lexington Avenue, 14th Floor New York, NY 10017 Birth Year: 1963	Chief Compliance Officer	Since 2006

Senior Vice President, CGM; previously Senior Compliance Officer, Mercer Global Investments, 2004 to 2006; Director and Senior Compliance Officer, UBS Global Asset Management, 2002 to 2004; Vice President and Senior Compliance Officer, Lazard Asset Management, 2000 to 2002

				N/A	N/A
Carmen Menendez-Puerto CGM 111 Wall Street New York, NY 10005 Birth Year: 1961	Chief Anti-Money Laundering Officer	Since 2006	Director of Smith Barney’s Anti-Money Laundering Program; previously, Department Risk Manager, Smith Barney Compliance Department	N/A	N/A
Robert I. Frenkel Legg Mason 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

Important Tax Information

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2006:

	Large Capitalization Value Equity Investments	Small Capitalization Value Equity Investments	International Equity Investments		Emerging Markets Equity Investments
Record Date:	12/15/2005	12/15/2005	12/15/2005		12/15/2005
Payable Date:	12/16/2005	12/16/2005	12/16/2005		12/16/2005
Ordinary Income:
Qualified Dividend Income for Individuals	100.00%	24.16%	100.00%		100.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations	100.00%	24.45%	—		1.98%
Foreign Source Income	—	—	95.65	% **	98.77%**
Foreign Taxes Paid Per Share	—	—	$0.007773		$0.032833
Long-Term Capital Gain Dividend	$0.478812	$3.683098 *	—		—

	Government Money Investments	Core Fixed Income Investments		Municipal Bond Investments	International Fixed Income Investments
Record Date:	Monthly	Monthly	Monthly	Monthly	Monthly	Monthly
Payable Date:	Monthly	September 2005 to December 2005	January 2006 to August 2006	Monthly	September 2005 to December 2005	January 2006 to August 2006
Interest from Tax-Exempt Obligations	—	—	—	100.00%	—	—
Interest from Federal Obligations	47.29%	22.20%	16.33%	—	—	7.93%
Tax Return of Capital	—	—	—	—	—	82.78%

*	Of this amount, 0.058% represented Unrecaptured Section 1250 gains subject to a maximum 25% rate.
**	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

WWW.SMITHBARNEY.COM

CITIGROUP GLOBAL MARKETS INC.

Distributor

CITIGROUP INVESTMENT ADVISORY SERVICES INC.

Investment Adviser

This report is submitted for the general information of the shareholders of Consulting Group Capital Markets Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Trust which contains information concerning the Trust’s Investment policies, charges and expenses as well as other pertinent information.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-800-451-2010.

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Funds’ website at www.smithbarney.com and (3) on the SEC’s website at www.sec.gov.

© 2006 Citigroup Global Markets Inc. Member SIPC. Smith Barney and Consulting Group are divisions of Citigroup Global Markets Inc. Smith Barney is a service mark of Citigroup Global Markets Inc. and its affiliates and is used and registered throughout the world. CITIGROUP and the Umbrella Device are trademarks and service marks of Citigroup Inc. or its affiliates and are used and registered throughout the world. Securities are offered through Citigroup Global Markets Inc. Investments are not FDIC-insured or bank-guaranteed, and investors may lose money.

TK 2120A, 8/06        Consulting Group Capital Markets Funds • 222 Delaware Avenue • Wilmington, Delaware        •        19801

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Armon Kamesar, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Kamesar as the Audit Committee’s financial expert. Mr. Kamesar is an “independent” Trustee pursuant to paragraph (2)(a) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2005 and August 31, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $265,000 in 2005 and $272,000 in 2006.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $17,500 in 2005. These services consisted of procedures performed in connection with the review and preparation with the issuance of the 17-F2 Security Count Independent Accountants Reports of the Consulting Group Capital Markets Fund. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 in 2006.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Consulting Group Capital Markets Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $35,100 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 on behalf of the Consulting Group Capital Markets Fund.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Consulting Group Capital Markets Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Consulting Group Capital Markets Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Consulting Group Capital Markets Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Consulting Group Capital Markets Fund during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. Consulting Group Capital Markets Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Consulting Group Capital Markets Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Consulting Group Capital Markets Funds

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Consulting Group Capital Markets Funds

Date:	November 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Consulting Group Capital Markets Funds

Date:	November 9, 2006

By:	/s/ Robert J. Brault
Robert J. Brault
Chief Financial Officer of
Consulting Group Capital Markets Funds

Date:	November 9, 2006